      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 2002


                                                             FILE NO. 033-02610
                                                             FILE NO. 811-04550
================================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                       POST-EFFECTIVE AMENDMENT NO. 59 [X]


                                       AND

                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940 [ ]


                              AMENDMENT NO. 60 [X]


                               THE MAINSTAY FUNDS
               (exact name of registrant as specified in charter)

                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                     (address of principal executive office)

                  REGISTRANT'S TELEPHONE NUMBER: (212) 576-7000


        Copy To:
        Carla P. Vogel, Esq.                       Robert A. Anselmi, Esq.
        Dechert                                    The Mainstay Funds
        1775 Eye Street, N.W.                      51 Madison Avenue
        Washington, DC 20006                       New York, New York 10010


                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


It is proposed that this filing will become effective:



                [ ]Immediately upon filing pursuant to paragraph (b) of Rule 485
                [X]On May 1, 2002, pursuant to paragraph (b)(1)(v) of Rule 485
                [ ]60 days after filing pursuant to paragraph (a)(1) of Rule 485
                [ ]on [DATE], pursuant to paragraph (a)(1) of Rule 485
                [ ]75 days after filing pursuant to paragraph (a)(2) of Rule 485
                [ ]on [DATE], pursuant to paragraph (a)(2) of Rule 485

THE MAINSTAY(R) FUNDS

PROSPECTUS

May 1, 2002

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NEW YORK LIFE MAINSTAY logo

        What's Inside?


  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks:
         An Overview

         EQUITY
  6      Select 20 Equity Fund
 10      Small Cap Growth Fund
 14      Small Cap Value Fund*
 18      Mid Cap Growth Fund
 22      Capital Appreciation Fund
 26      Blue Chip Growth Fund
 30      Equity Index Fund**
 34      U.S. Large Cap Equity Fund

         EQUITY AND INCOME
 38      Growth Opportunities Fund
 42      Equity Income Fund
 46      MAP Equity Fund
 50      Research Value Fund
 54      Value Fund
 58      Strategic Value Fund
 62      Convertible Fund
 66      Total Return Fund

         INCOME
 70      High Yield Corporate Bond Fund
 74      Strategic Income Fund
 78      Government Fund
 82      Tax Free Bond Fund
 86      Money Market Fund

         INTERNATIONAL FUNDS
 90      International Equity Fund
 94      Global High Yield Fund
 98      International Bond Fund

102      More About Investment Strategies and Risks

107      Shareholder Guide

124      Know With Whom You're Investing

133      Financial Highlights

168      Appendix A


---------------


* Closed to new investors.


** Closed to new investors and new share purchases.

                      [This page intentionally left blank]

Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview



This Prospectus discusses The MainStay Funds, a Massachusetts business trust (the "Trust") which is a series mutual fund with 24 different series (the series of the Trust are collectively referred to as the "Funds") that invest for varying combinations of income and capital appreciation. Each Fund is managed by New York Life Investment Management LLC ("NYLIM"). NYLIM is responsible for the day-to-day portfolio management of two of the Funds. NYLIM has retained its affiliate, MacKay Shields LLC ("MacKay Shields"), as the Subadvisor that is responsible for the day-to-day portfolio management of 17 of the Funds. NYLIM has retained another affiliate, McMorgan & Company LLC ("McMorgan"), as the Subadvisor that is responsible for the day-to-day portfolio management of one of the Funds. NYLIM has also retained Gabelli Asset Management Company ("Gabelli"), John A. Levin & Co., Inc. ("John A. Levin"), Dalton, Greiner, Hartman, Maher & Co. ("Dalton, Greiner") and Markston International LLC ("Markston International") as the Subadvisors that are responsible for the day-to-day portfolio management of four of the Funds.



Each Fund pursues somewhat different strategies to achieve its investment objective. Under normal market conditions, those funds listed in the table of contents as "Equity" or "Equity and Income" Funds invest primarily in equity securities, and those funds listed in the table of contents as "Income Funds" invest primarily in debt securities. In times of unusual or adverse conditions each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.


EQUITY SECURITIES


Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, foreign stock exchanges or in the over-the-counter market. There are many different types of equity securities, including:



- common and preferred stocks;



- convertible securities; and



- American Depositary Receipts ("ADRs").



Investors buy equity securities to seek to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include:


- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.



- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.



- Security selection: The Manager or a Subadvisor may not be able to consistently select the equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of a Fund's holdings. Investments in smaller companies may be more volatile than investments in larger companies.


DEBT SECURITIES


Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including:



- bonds,



- notes, and


- debentures.


Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.


The risks involved with investing in debt securities include:


- Credit Risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.



- Maturity Risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter maturity.



- Market Risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.



- Interest Rate Risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.



NOT INSURED--YOU COULD LOSE MONEY


- Before considering an investment in a Fund, you should understand that you could lose money.


- An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the MainStay Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value ("NAV"), fluctuates based on the value of the Fund's holdings.

Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Fund's holdings.


Other factors that can affect debt security values and Income Fund share prices are changes in the average maturity of a Fund's investments, interest rate fluctuations, and how the market views the creditworthiness of an issuer, as well as the risks described above for equity securities.


MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance and expenses of each of the Funds. Please review it carefully.

---------------------------


"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) are the largest and most dominant firms in their respective industries.



MainStay Select 20
Equity Fund



The Select 20 Equity Fund's investment objective is to seek long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its assets in up to 20 equity securities, including U.S. common stocks and securities related to U.S. common stocks that MacKay Shields, the Fund's Subadvisor, believes have the potential for strong capital appreciation. These stocks and securities represent the best ideas of the Subadvisor's growth team, which evaluates "growth stocks" and the Subadvisor's value team which evaluates "value stocks". The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are considered "growth stocks." "Value stocks" are stocks of companies that appear undervalued as compared to earnings and other fundamentals. There is no limit on how many of the stocks in the investment portfolio will be growth stocks or value stocks and the weightings of each holding will be reflective of the conviction of the Subadvisor.


INVESTMENT PROCESS


The Fund combines the security selection ideas of the growth and value portfolio managers. The Fund maintains a flexible approach towards investing in various types of companies, as well as multiple types of securities, including common stocks, preferred stocks, and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.



For the growth component, the Fund normally invests in securities of companies with investment characteristics such as:



- participation in expanding product or service markets,



- increasing unit sales volume,



- increasing return on investment, and



- growth in revenues and earnings per share superior to that of the average of common stocks comprising indexes such as the S&P 500(R) INDEX.


For the value component, the Subadvisor generally seeks out undervalued equity securities. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the market price to the company's:


- cash flow generation capability,



- "book" value,



- growth rates and future earnings, and


- estimated value of the company's assets (liquidation value).


With regard to growth stocks, the Subadvisor may sell a security if the earnings growth rate of a stock decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group or if, in general, the Subadvisor does not believe that the security will help the Fund meet its investment objective. With regard to value stocks, the Subadvisor may sell a security if there is a change in

                                                           SELECT 20 EQUITY FUND


the issuer's financial condition, valuation, or if the Subadvisor does not believe that the security will help the Fund meet its investment objective.


PRINCIPAL RISKS


Investment in common stocks and other securities related to common stocks is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.



Some of the securities in the Fund may carry above-average risk, compared to common stock indexes such as the Dow Jones Industrial Average and the S&P 500(R) Index. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions.

The Fund may engage in active and frequent trading, which may result in increased transaction costs and the realization of greater net short-term or long-term capital gains.

The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences. In addition, there are risks associated with investing in a relatively smaller number of securities.

SELECT 20 EQUITY FUND

[Select 20 Equity Fund Bar Chart]

99
00
01                                                                              -15.10


ANNUAL RETURNS, CLASS B SHARES
(calendar year 2001)



PAST PERFORMANCE



The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you the Fund's performance for one year (the life of the Fund). The table shows how the Fund's average annual total returns (before and after taxes) for one year compare to that of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(2001)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        10.69%             4/01
  Lowest return/worst quarter                                       -14.01%             3/01






AVERAGE ANNUAL TOTAL RETURNS


(for the period ended December 31, 2001)



                                                                      1 YEAR(1)
  Select 20 Equity Fund
  Return Before Taxes
    Class A                                                            -19.20%
    Class B                                                            -19.35%
    Class C                                                            -15.95%

  Return After Taxes on Distributions(2)
    Class B                                                            -19.35%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                            -11.78%

  S&P 500(R) Index(3) (reflects no deduction for fees,
    expenses, or taxes)                                                -11.87%





(1) The Select 20 Equity Fund commenced operations on January 2, 2001.


(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and Class C shares may vary.



(3) Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                           SELECT 20 EQUITY FUND

FEES AND EXPENSES OF THE FUND


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.70%           0.70%           0.70%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.83%           0.83%           0.83%

  Total Annual Fund Operating Expenses(2)                            1.78%           2.53%           2.53%






* Except for systematic exchanges, exchanges processed via the transfer agent's automated system and certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges in one calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.50% of average daily net assets for Class A shares and 2.25% of average daily net assets for Class B and C shares. As a result, for the fiscal year ended December 31, 2001, the management fee paid was 0.42% and total annual fund operating expenses were 1.50% for Class A shares and 2.25% for Class B and C shares. This reimbursement may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



EXAMPLE



The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                  CLASS A                   CLASS B                                   CLASS C
                            Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after            redemption    at the end of each period   redemption    at the end of each period
   1 Year         $  721      $  256               $  756               $  256               $  356

   3 Years        $1,079      $  788               $1,088               $  788               $  788



   5 Years        $1,461      $1,345               $1,545               $1,345               $1,345

  10 Years        $2,529      $2,682               $2,682               $2,866               $2,866




---------------------------


The "RUSSELL 2000(R) INDEX" measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.



MainStay Small Cap
Growth Fund


The Small Cap Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the RUSSELL 2000(R) INDEX, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. As of the date of this Prospectus, the market capitalizations of companies in this index range from $4 million to $2.5 billion. MacKay Shields, the Fund's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies.


INVESTMENT PROCESS


The Subadvisor looks for securities of companies with the following characteristics:



- above-average revenue and earnings per share growth,



- participation in growing markets,



- potential for positive earnings surprises, and


- strong management ideally with high insider ownership.

The Fund also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as:


- new management,



- new products,



- changes in consumer demand, and


- changes in the economy.


PRINCIPAL RISKS



Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.


In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have:


- more price volatility,



- greater spreads between their bid and ask prices,



- significantly lower trading volumes, or


- cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

                                                           SMALL CAP GROWTH FUND

---------------------------


PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.



The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.



Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

SMALL CAP GROWTH FUND

[Small Cap Growth Fund Bar Chart]

99                                                                              106.02
00                                                                              -20.91
01                                                                              -19.34


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2001)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for a one year period and for the life of the Fund compare to those of broad-based securities market indices. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Returns in 1999 were primarily achieved during unusually favorable conditions in the market, particularly for technology companies and through investments in initial public offerings (see "Principal Risks" above). You should not expect that such favorable returns can be consistently achieved.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1999-2001)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        53.27%             4/99
  Lowest return/worst quarter                                       -26.75%             3/01






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                                          LIFE OF
                                                                       1 YEAR             FUND(1)
  Small Cap Growth Fund
  Return Before Taxes
    Class A                                                            -23.23%             8.41%
    Class B                                                            -23.38%             8.83%
    Class C                                                            -20.15%             9.27%

  Return After Taxes on Distributions(2)
    Class B                                                            -23.38%             8.62%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                            -14.24%             7.12%

  Russell 2000(R) Index(3) (reflects no deduction for fees,
  expenses, or taxes)                                                    2.49%             3.26%



  Russell 2000(R) Growth Index(4) (reflects no deduction for
  fees, expenses, or taxes)                                             -9.23%            -0.65%



(1) The MainStay Small Cap Growth Fund commenced operations on June 1, 1998.



(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.



(3) Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.



(4) The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                           SMALL CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees                                                    1.00%           1.00%           1.00%

  Distribution and/or Service (12b-1) Fees(2)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.65%           0.65%           0.65%

  Total Annual Fund Operating Expenses                               1.90%           2.65%           2.65%






* Except for systematic exchanges, exchanges processed via MainStay's automated system and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



EXAMPLE



The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  732      $  268               $  768               $  268               $  368

   3 Years         $1,114      $  823               $1,123               $  823               $  823



   5 Years         $1,520      $1,405               $1,605               $1,405               $1,405

  10 Years         $2,650      $2,802               $2,802               $2,983               $2,983




---------------------------


The RUSSELL 2000(R) VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


---------------------------


SMALL-CAPITALIZATION STOCKS are common stocks of relatively small U.S. companies that tend to have fewer shares outstanding and thus a smaller trading volume than large-capitalization stocks.



MainStay Small Cap
Value Fund*



The Small Cap Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.



PRINCIPAL INVESTMENT STRATEGIES



The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the RUSSELL 2000(R) VALUE INDEX and invests primarily in common stocks and securities convertible into common stock. As of the date of this Prospectus, the market capitalizations of companies in this index range from $4 million to $2.3 billion.


INVESTMENT PROCESS


Dalton, Greiner, the Fund's Subadvisor, uses a proprietary "value" method in managing the Fund's assets. In its securities selection process, the Subadvisor focuses on securities that it believes are undervalued and have positive and/or improving fundamentals. The Subadvisor uses a proprietary valuation model and fundamental security analysis, including direct company contact, to select investments for the Fund.



The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Fund. The Subadvisor may evaluate, among other things, changes in the issuer's market capitalization.


PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.


In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have:



- more price volatility,



- greater spreads between their bid and ask prices,



- significantly lower trading volumes, and


- cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

---------------

* CLOSED TO NEW INVESTORS. Existing shareholders may continue to invest in the Small Cap Value Fund directly, through exchanges, or by reinvesting distributions.

                                                            SMALL CAP VALUE FUND


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

SMALL CAP VALUE FUND

[Small Cap Value Fund Bar Chart]

99                                                                                5.35
00                                                                               28.97
01                                                                               14.57


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2001)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for a one year period and for the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1999-2001)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        17.55%             2/99
  Lowest return/worst quarter                                       -11.89%             3/01






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                                      LIFE OF
                                                                    1 YEAR            FUND(1)
  Small Cap Value Fund
    Class A                                                          9.08%             8.92%
    Class B                                                          9.57%             9.41%
    Class C                                                         13.57%             9.85%

  Return After Taxes on Distributions(2)
    Class B                                                          9.06%             8.37%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                          6.03%             7.25%

  Russell 2000(R) Value Index(3) (reflects no deduction for
  fees, expenses, or taxes)                                         14.02%             5.92%





(1) The MainStay Small Cap Value Fund commenced operations on June 1, 1998.


(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.


(3) Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                            SMALL CAP VALUE FUND


FEES AND EXPENSES OF THE FUND


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 1.00%           1.00%           1.00%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.63%           0.63%           0.63%

  Total Annual Fund Operating Expenses(2)                            1.88%           2.63%           2.63%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares may depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.90% of average daily net assets for Class A shares and 2.65% of average daily net assets for Class B and C shares. This reimbursement may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.


                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming Redemption         Assuming no   Assuming Redemption
  Expenses after             Redemption    at the end of each period   Redemption    at the end of each period
   1 Year          $  730      $  266               $  766               $  266               $  366

   3 Years         $1,108      $  817               $1,117               $  817               $  817



   5 Years         $1,510      $1,395               $1,595               $1,395               $1,395

  10 Years         $2,630      $2,782               $2,782               $2,964               $2,964




---------------------------


The S&P MIDCAP 400(R) INDEX is a market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, and is a benchmark of mid-capitalization stock price movement.



MainStay Mid Cap
Growth Fund


The Mid Cap Growth Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its assets in companies with market capitalizations similar to the market capitalization of companies in the S&P MIDCAP 400(R) INDEX, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. As of the date of this Prospectus, the market capitalizations of companies in this index range from $4 billion to $8 billion. The Fund seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are also considered "growth stocks." MacKay Shields, the Fund's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.


INVESTMENT PROCESS


The Fund maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. It may invest in any securities that, in the judgment of the Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as:



- new management,



- new products,



- changes in consumer demand, and


- changes in the economy.


The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group or if, in general, the Subadvisor does not believe that the security will help the Fund meet its investment objective.


PRINCIPAL RISKS


Investment in common stocks and other securities related to common stocks is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings.



Some of the securities in the Fund may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index. The principal risk of growth stocks is that investors

                                                             MID CAP GROWTH FUND

---------------------------


PORTFOLIO TURNOVER measures the amount of trading a fund does during the year.


expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Fund normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

MID CAP GROWTH FUND

[Mid Cap Growth Fund Bar Chart]

99
--
00
01                                                                              -18.20


ANNUAL RETURNS, CLASS B SHARES
(calendar year 2001)



PAST PERFORMANCE



The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you the Fund's performance for one year (the life of the Fund). The table shows how the Fund's average annual total returns (before and after taxes) for one year compare to that of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(2001)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        12.21%             4/01
  Lowest return/worst quarter                                       -20.67%             3/01






AVERAGE ANNUAL TOTAL RETURNS


(for the period ended December 31, 2001)



                                                                    1 YEAR(1)
  Mid Cap Growth Fund
  Return Before Taxes
    Class A                                                          -22.04%
    Class B                                                          -22.29%
    Class C                                                          -19.02%

  Return After Taxes on Distributions(2)
    Class B                                                          -22.29%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                          -13.57%

  S&P MidCap 400(R) Index(3) (reflects no deduction for fees,
  expenses, or taxes)                                                 -0.62%



  Russell 2500(R) Growth Index(4) (reflects no deduction for
  fees, expenses, or taxes)                                          -10.83%



(1) The MainStay Mid Cap Growth Fund commenced investment operations on January 2, 2001.



(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.



(3) Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



(4) The Russell 2500(R) Growth Index measures the performance of those Russell 2500(R) companies with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                             MID CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.75%           0.75%           0.75%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.87%           0.87%           0.87%

  Total Annual Fund Operating Expenses(2)                            1.87%           2.62%           2.62%






* Except for systematic exchanges, exchanges processed via the transfer agent's automated system, and certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges in one calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.50% of average daily net assets for Class A shares and 2.25% of average daily net assets for Class B and C shares. As a result, for the fiscal year ended December 31, 2001, the management fee paid was 0.38%, and total annual fund operating expenses were 1.50% for Class A shares and 2.25% for Class B and C shares. This reimbursement may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



EXAMPLE



The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  729      $  265               $  765               $  265               $  365

   3 Years         $1,105      $  814               $1,114               $  814               $  814



   5 Years         $1,505      $1,390               $1,590               $1,390               $1,390

  10 Years         $2,620      $2,772               $2,772               $2,954               $2,954




---------------------------


"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries.



MainStay Capital
Appreciation Fund


The Capital Appreciation Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.


PRINCIPAL INVESTMENT STRATEGIES



The Fund normally invests in securities of U.S. companies with investment characteristics such as:



- participation in expanding product or service markets,



- increasing unit sales volume,



- increasing return on investment, and



- growth in revenues and earnings per share superior to that of the average of common stocks comprising indexes such as "S&P 500(R) INDEX".



INVESTMENT PROCESS



The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.



As a result, the Fund may invest in other securities which, in the judgment of MacKay Shields, the Fund's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as:



- new management,



- new products,



- changes in consumer demand, and



- changes in the economy.



The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.



PRINCIPAL RISKS



Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indexes such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

                                                       CAPITAL APPRECIATION FUND

[Capital Appreciation Fund Bar Chart]

92                                                                               11.00
93                                                                               14.01
94                                                                               -1.52
95                                                                               35.11
96                                                                               18.56
97                                                                               23.45
98                                                                               38.15
99                                                                               23.90
00                                                                              -11.85
01                                                                              -24.47


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1992-2001)



PAST PERFORMANCE



The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of broad-based market indices. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from January 1, 1992 through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1992 through August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1992-2001)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        26.88%             4/98
  Lowest return/worst quarter                                       -20.08%             1/01






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                    1 YEAR       5 YEARS      10 YEARS
  Capital Appreciation Fund
  Return Before Taxes
    Class A                                                         -28.04%       6.65%        10.77%
    Class B                                                         -28.22%       6.76%        10.88%
    Class C                                                         -25.21%       7.08%        10.88%

  Return After Taxes on Distributions(1)
    Class B                                                         -28.33%       5.45%        10.01%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                         -17.08%       5.81%         9.38%

  S&P 500(R) Index(2) (reflects no deduction for fees,
  expenses, or taxes)                                               -11.87%      10.70%        12.94%



  Russell 1000(R) Growth Index(3) (reflects no deduction for
  fees, expenses, or taxes)                                         -20.42%       8.27%        10.79%



(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.



(2) Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



(3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

CAPITAL APPRECIATION FUND

FEES AND EXPENSES OF THE FUND


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.53%           0.53%           0.53%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.32%           0.32%           0.32%

  Total Annual Fund Operating Expenses(2)                            1.10%           1.85%           1.85%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) The management fee and the total annual fund operating expenses have been restated to reflect that effective March 12, 2002, NYLIM established contractual fee breakpoints for its management fee of 0.72% annually on assets up to $200 million, 0.65% annually on assets in excess of $200 million and 0.50% on assets in excess of $500 million.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



EXAMPLE



The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  656      $  188               $  688               $  188               $  288

   3 Years         $  880      $  582               $  882               $  582               $  582



   5 Years         $1,123      $1,001               $1,201               $1,001               $1,001

  10 Years         $1,816      $1,973               $1,973               $2,169               $2,169




                      [This page intentionally left blank]

MainStay Blue Chip
Growth Fund


The Blue Chip Growth Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in common stocks and other securities issued by U.S. Blue Chip companies having equity characteristics, such as:


- convertible debt,



- convertible preferred securities,



- preferred stocks,



- warrants, and


- rights.

Blue Chip companies are defined as those:


- possessing leading market characteristics and certain financial characteristics; and



- having market capitalizations greater than $2 billion and revenues greater than $500 million.


Market leaders generally have superior growth prospects and leading sales within an industry and have the potential to bring about change within an industry. Blue Chip companies also generally have faster earnings growth, higher profit margins, or strong cash flow relative to their competitors.

INVESTMENT PROCESS


The Fund invests in companies judged by Gabelli, the Fund's Subadvisor, to have superior earnings per share growth prospects and above-average or expanding market shares, profit margins and returns on equity.


The Subadvisor chooses securities for the Fund using fundamental securities analysis to develop company earnings forecasts, selecting those securities that it perceives to be undervalued or to otherwise have growth potential.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, deceleration in the earnings growth rate, a decrease in profit margins and other meaningful changes in the issuer's financial condition, the condition of the economy, and changes in the condition and outlook in the issuer's industry.

                                                           BLUE CHIP GROWTH FUND

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

BLUE CHIP GROWTH FUND

[Blue Chip Growth Fund Bar Chart]

99                                                                               40.78
00                                                                              -10.55
01                                                                              -24.42


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2001)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for a one year period and for the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1999-2001)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        24.56%             4/99
  Lowest return/worst quarter                                       -21.91%             3/01






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                                       LIFE OF
                                                                    1 YEAR             FUND(1)
  Blue Chip Growth Fund
  Return Before Taxes
    Class A                                                         -27.96%             1.93%
    Class B                                                         -28.20%             2.28%
    Class C                                                         -25.17%             2.80%

  Return After Taxes on Distributions(2)
    Class B                                                         -28.20%             2.10%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                         -17.17%             1.88%

  S&P 500(R) Index(3) (reflects no deduction for fees,
  expenses, or taxes)                                               -11.87%             2.75%






(1) The MainStay Blue Chip Growth Fund commenced operations on June 1, 1998.



(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and Class C shares may vary.



(3) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                           BLUE CHIP GROWTH FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees                                                    1.00%           1.00%           1.00%

  Distribution and/or Service (12b-1) Fees(2)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.56%           0.56%           0.56%

  Total Annual Fund Operating Expenses                               1.81%           2.56%           2.56%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.


                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  724      $  259               $  759               $  259               $  359

   3 Years         $1,088      $  796               $1,096               $  796               $  796



   5 Years         $1,476      $1,360               $1,560               $1,360               $1,360

  10 Years         $2,560      $2,712               $2,712               $2,895               $2,895




---------------------------



TOTAL RETURN is a combination of income and realized and unrealized capital gains.



---------------------------

"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries.



---------------------------


INDEX FUNDS seek to match their respective indices, unlike other funds that generally seek to beat an index or indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.



MainStay Equity
Index Fund*



The Equity Index Fund's investment objective is to seek to provide investment results that correspond to the TOTAL RETURN performance (reflecting reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) INDEX.


PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.


INVESTMENT PROCESS


NYLIM, the Fund's manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Fund and the S&P 500(R) Index is expected to be at least 0.95 (excluding charges, fees and expenses). A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.



The Fund's investments also include S&P 500(R) Index futures which are used for cash management purposes.



NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. NYLIM may evaluate, among other things, changes in the composition of the S&P 500(R) Index and statistical analysis to determine if a stock is replicated in the S&P 500(R) Index.


PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.



If the value of the S&P 500(R) Index declines, the NAV of shares of the Fund will also decline. The Fund's ability to mirror the S&P 500(R) Index may be affected by, among other things:



- transactions costs;



- changes in either the makeup of the S&P 500(R) Index or the number of shares outstanding for the components of the S&P 500(R) Index; and



- the timing and amount of contributions to, and redemptions from, the Fund by shareholders.


---------------

* CLOSED TO NEW INVESTORS AND NEW SHARE PURCHASES. No purchase orders, systematic investments or exchanges are being accepted. Existing shareholders are permitted to reinvest dividends only.

                                                               EQUITY INDEX FUND


Consistent with its principal investment strategies, the Fund's investments include S&P 500(R) Index futures which are a type of derivative. The Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.


GUARANTEE


This Fund comes with an unconditional one-day guarantee from NYLIFE LLC ("NYLIFE"). If, on the business day immediately after ten years from your date of purchase (the "Guarantee Date"), the net asset value of a Fund share, plus the value of all cumulative reinvested dividends and distributions paid on the share during the ten-year period, is less than the price you initially paid for the Fund share, NYLIFE will pay you the difference between the price you paid and the net asset value of a Fund share as of the close of business on the Guarantee Date. See "The Equity Index Fund Guarantee" later in this Prospectus.



Even though the Fund is closed to new share purchases, NYLIFE will continue to honor the guarantee.

EQUITY INDEX FUND

[Equity Index Fund Bar Chart]

92                                                                                6.19
93                                                                                9.01
94                                                                                0.50
95                                                                               35.91
96                                                                               22.04
97                                                                               32.26
98                                                                               27.69
99                                                                               19.99
00                                                                               -9.71
01                                                                              -12.65


ANNUAL RETURNS, CLASS A SHARES
(by calendar year 1992-2001)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Class A shares were first offered on December 20, 1990. Sales loads are reflected in the average annual total returns. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS A SHARES


(1992-2001)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        21.22%             4/98
  Lowest return/worst quarter                                       -14.88%             3/01






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                    1 YEAR            5 YEARS           10 YEARS
  Equity Index Fund
  Return Before Taxes
    Class A                                                         -15.27%            9.16%             11.58%

  Return After Taxes on Distributions(1)
    Class A                                                         -15.95%            8.41%             10.55%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class A                                                          -8.83%            7.41%              9.45%

  S&P 500(R) Index(2) (reflects no deduction for fees,
  expenses, or taxes)                                               -11.87%           10.70%             12.94%






(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.



(2) Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                               EQUITY INDEX FUND


FEES AND EXPENSES OF THE FUND


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                            CLASS A

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                   3.00%



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                       None

  Exchange Fee                                                        *



  Maximum Account Fee                                                **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fee                                                        0.50%

  Distribution and/or Service (12b-1) Fees(2)                           0.25%



  Other Expenses                                                        0.22%

  Total Annual Fund Operating Expenses                                  0.97%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within the year of the date of purchase of Class A shares that were purchased at net asset value.



(2) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



EXAMPLE



The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



  Expenses after          Class A
   1 Year                 $  396

   3 Years                $  600



   5 Years                $  820

  10 Years                $1,454




---------------------------


TOTAL RETURN is a combination of income and realized and unrealized capital gains.


---------------------------


"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries.



MainStay U.S. Large
Cap Equity Fund


The U.S. Large Cap Equity Fund's investment objective is to realize above average TOTAL RETURN consistent with reasonable risk.


PRINCIPAL INVESTMENT STRATEGIES



The Fund seeks above average total return and will invest in the common stocks of companies believed to have potential for long-term capital growth with an emphasis on dividend paying common stocks.



The Fund generally will be as fully invested as possible, but under normal circumstances the Fund will invest at least 80% of its assets in the equity securities of U.S. companies whose market capitalizations at the time of purchase are generally within the range contained in the S&P 500(R) INDEX.



McMorgan & Company, the Fund's Subadvisor, seeks to invest in companies with sustained earnings and growth potential, strong management and balance sheet, and market undervaluation in light of expected future earnings.



The Fund intends to stay fully invested under normal circumstances, but for temporary and defensive purposes may invest in short-term fixed income assets including:



- U.S. government securities,



- money market instruments, including U.S. Treasury bills, commercial paper, certificates of deposit, bankers' acceptances, and



- repurchase agreements.



The Fund currently expects to have economic sector weightings similar to that of the S&P 500(R) Index (but will not necessarily be invested in the same securities that are in the Index). An economic sector is comprised of related industries that have similar product lines and respond to the business cycle in a similar manner.



Equity securities are issued to investors by corporations to raise capital. Investors buy equity securities to seek to make money through dividend payments and/or selling them for more than they paid. When you buy equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange or the American Stock Exchange, or in the over-the-counter market. There are many different types of equity securities, including common and preferred stocks, convertible securities, and American Depositary Receipts.



INVESTMENT PROCESS



The Subadvisor selects equity securities using a "top down" approach to control risk at the portfolio level. It constructs the desired portfolio with respect to many risk characteristics, such as liquidity, risk and yield. Once the desired portfolio characteristics are established, the Subadvisor uses a "bottom up" approach for selecting equity securities. An investment return model is used to select those securities which have an expected return equal to or greater than

                                                      U.S. LARGE CAP EQUITY FUND


that of the market. In addition, an emphasis is placed on selecting an individual security that will contribute to desired portfolio characteristics.



PRINCIPAL RISKS



Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.



PAST PERFORMANCE



Since the Fund commenced investment operations on January 2, 2002, there are no performance figures reflecting the Fund's performance for a full year.

U.S. LARGE CAP EQUITY FUND


FEES AND EXPENSES OF THE FUND



The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.65%           0.65%           0.65%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses(4)                                                  0.65%           0.65%           0.65%

  Total Annual Fund Operating Expenses(2)                            1.55%           2.30%           2.30%






* Except for systematic exchanges, exchanges processed via the transfer agent's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.50% of average daily net assets for Class A Shares and 2.25% of the average daily net assets for Class B and C Shares. As a result, for the fiscal year ended December 31, 2002, it is estimated that the management fee paid will be 0.60% and total annual fund operating expenses will be 1.50% for Class A shares and 2.25% for Class B and C shares. This reimbursement may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



(4) The Fund's "Other Expenses" are based upon estimates of the expenses that will be incurred for the current fiscal year.



EXAMPLE



The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
  1 Year           $  699       $233                $  733                $233                 $333

  3 Years          $1,013       $718                $1,018                $718                 $718




                      [This page intentionally left blank]

MainStay Growth
Opportunities Fund



The Growth Opportunities Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.


PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 65% of its total assets in common stocks and other equity-related securities of well-established, well-managed U.S. companies that appear to have better than average potential for capital appreciation and have large- to mid-cap market capitalizations.


INVESTMENT PROCESS


- NYLIM, the Fund's Manager, will seek to identify companies which are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios.



- The Fund is managed with a growth/value orientation that is determined by market conditions.



- NYLIM uses a "top-down" approach that assesses the macroeconomic environment to determine sector weightings.



NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.


PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may even go down in value.

                                                       GROWTH OPPORTUNITIES FUND

[Growth Opportunities Fund Bar Chart]

99                                                                               28.80
00                                                                               -3.46
01                                                                              -18.41


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2001)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for a one year period and for the life of the Fund compare to those of broad-based securities market indices. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced June 1, 1998. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES

(1999-2001)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        21.88%             4/99
  Lowest return/worst quarter                                       -15.73%             3/01





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2001)



                                                                                     LIFE OF
                                                                    1 YEAR           FUND(1)
  Growth Opportunities Fund
  Return Before Taxes
    Class A                                                         -22.30%             4.29%
    Class B                                                         -22.49%             4.65%
    Class C                                                         -19.22%             5.14%

  Return After Taxes on Distributions(2)
    Class B                                                         -22.49%             4.55%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                         -13.70%             3.77%

  S&P 500(R) Index(3) (reflects no deduction for fees,
  expenses, or taxes)                                               -11.87%             2.75%



  Russell 1000(R) Index(4) (reflects no deduction for fees,
  expenses, or taxes)                                               -12.45%             2.86%



(1) The MainStay Growth Opportunities Fund commenced operations on June 1, 1998.



(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and Class C shares may vary.



(3) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



(4) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

GROWTH OPPORTUNITIES FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.70%           0.70%           0.70%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.63%           0.63%           0.63%

  Total Annual Fund Operating Expenses(2)                            1.58%           2.33%           2.33%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.65% of average daily net assets for Class A shares and 2.40% of average daily net assets for Class B and C shares. This reimbursement may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


EXAMPLE


The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  702      $  236               $  736               $  236               $  336

   3 Years         $1,021      $  727               $1,027               $  727               $  727



   5 Years         $1,363      $1,245               $1,445               $1,245               $1,245

  10 Years         $2,325      $2,479               $2,479               $2,666               $2,666




                      [This page intentionally left blank]

---------------------------


TOTAL RETURN is a combination of income and realized and unrealized capital gains.



---------------------------



REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.



MainStay Equity
Income Fund


The Equity Income Fund's investment objective is to realize maximum long-term TOTAL RETURN from a combination of capital appreciation and income.


PRINCIPAL INVESTMENT STRATEGIES



The Fund takes a flexible approach, emphasizing investments in U.S. common stocks and other equity income-producing securities, including preferred stocks and securities (including debt securities) that are convertible into common or preferred stocks. The Fund normally invests at least 80% of its assets in equity securities and invests primarily in income-producing securities that:



- MacKay Shields, the Fund's Subadvisor, believes are undervalued when purchased,



- pay cash dividends, and


- are listed on a national securities exchange or traded in the over-the-counter market.


The Fund also may invest up to 35% of its total assets in equity securities that do not pay regular dividends and up to 20% of its total assets in debt securities, U.S. government securities and cash or cash equivalents. The Fund also invests in convertible securities and REITs (real estate investment trusts).


INVESTMENT PROCESS

The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest primarily in equities that pay dividends and are deemed to be undervalued based on a number of factors, including:


- relative valuation,



- prospects for future earnings growth,



- ability to grow dividends, and


- corporate management.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition or corporate management.



PRINCIPAL RISKS



Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.


The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor

                                                              EQUITY INCOME FUND

---------------------------


PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.


depending on market and economic conditions. Therefore, the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

EQUITY INCOME FUND

[Equity Income Bar Graph]

99                                                                               24.16
00                                                                               21.83
01                                                                                4.17


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2001)



PAST PERFORMANCE



The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for a one year period and for the life of the Fund compare to those of broad-based securities market indices. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced June 1, 1998. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1999-2001)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        18.69%             2/99
  Lowest return/worst quarter                                       -10.79%             3/01






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                                      LIFE OF
                                                                    1 YEAR            FUND(1)
  Equity Income Fund
  Return Before Taxes
    Class A                                                         -0.88%            13.67%
    Class B                                                         -0.83%            14.22%
    Class C                                                          3.17%            14.62%

  Return After Taxes on Distributions(2)
    Class B                                                         -1.22%            12.04%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                         -0.23%            10.61%

  Russell 1000(R) Value Index(3) (reflects no deduction for
  fees, expenses, or taxes)                                         -5.59%             3.53%



  Russell Midcap(R) Value Index(4) (reflects no deduction for
  fees, expenses, or taxes)                                          2.33%             5.18%


(1) The MainStay Equity Income Fund commenced operations on June 1, 1998.


(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.



(3) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.



(4) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                              EQUITY INCOME FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.70%           0.70%           0.70%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.58%           0.58%           0.58%

  Total Annual Fund Operating Expenses(2)                            1.53%           2.28%           2.28%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.65% of average daily net assets for Class A shares and 2.40% of average daily net assets for Class B and C shares. This reimbursement may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



EXAMPLE



The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  697      $  231               $  731               $  231               $  331

   3 Years         $1,007      $  712               $1,012               $  712               $  712



   5 Years         $1,338      $1,220               $1,420               $1,220               $1,220
  10 Years         $2,273      $2,427               $2,427               $2,615               $2,615




MainStay MAP
Equity Fund


The MAP Equity Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund primarily invests in the securities of domestic issuers.


INVESTMENT PROCESS


In pursuing the Fund's investment objective, Markston International, the Fund's Subadvisor, seeks to identify securities that are out of favor but where a catalyst exists for turning such securities into investments that the Subadvisor believes will have improved performance (i.e., value opportunities). Factors examined by the Subadvisor to indicate value include: statistical indications, such as low multiples of book value or cash flow, and more fundamental factors, such as industry consolidations. The Subadvisor also places emphasis on the presence of a catalyst that may unlock a company's potential, such as management changes, restructurings and sales of underperforming assets. In selecting securities for investment, the Subadvisor also assesses the judgment, quality and integrity of company management and the track record of product development.


Although under normal circumstances the Fund intends to hold its securities for a relatively long period of time, the Subadvisor may sell investments when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of capital gains. Certain securities may be acquired from time to time in an effort to earn short-term profits.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

                                                                 MAP EQUITY FUND

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

MAP EQUITY FUND

[MAP Equity Fund Bar Chart]

00                                                                               15.72
01                                                                                1.29


ANNUAL RETURNS, CLASS B SHARES*
(by calendar year 2000-2001)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows the average annual total returns for Class B shares since 2000. The table shows how the Fund's average annual total returns (before and after taxes) for each class of the Fund (Class A, B, C and I shares) for one year, five year and ten year (or life of Class) periods compare to those of broad-based securities market indices. Class A, B and C shares were introduced on June 9, 1999. Performance figures for Class I shares, first offered on June 9, 1999, include the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) from May 1, 1995 through June 8, 1999 and the Mutual Benefit Fund shares (a predecessor to the Fund) from January 1, 1992 through April 30, 1995. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for these classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES*


(1999-2001)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        13.90%             4/01
  Lowest return/worst quarter                                       -14.86%             3/01






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                                                     10 YEARS OR
                                                                                                       LIFE OF
                                                                    1 YEAR          5 YEARS             CLASS
  MAP Equity Fund
  Return Before Taxes
    Class I*                                                          2.36%         15.31%             15.27%
    Class A                                                          -3.51%          N/A                7.73%
    Class B                                                          -3.71%          N/A                8.29%
    Class C                                                           0.29%          N/A                9.32%

  Return After Taxes on Distributions(1)
    Class B                                                          -3.81%          N/A                6.56%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                          -2.16%          N/A                6.22%

  S&P 500(R) Index(2) (reflects no deduction for fees,
  expenses, or taxes)                                               -11.87%         10.70%             12.94%



  Russell Midcap(R) Index(3) (reflects no deduction for fees,
  expenses, or taxes)                                                -5.62%         11.40%             13.58%


* Class I shares are not offered in this prospectus.


(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A, C and I shares may vary.



(2) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



(3) The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                                 MAP EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.75%           0.75%           0.75%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.43%           0.43%           0.43%

  Total Annual Fund Operating Expenses(2)                            1.43%           2.18%           2.18%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within the year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) NYLIM had contractually agreed to limit total annual fund operating expenses to 1.25% for Class A shares and 2.00% for Class B and C shares through May 30, 2001. For a two-year period following expiration of this expense limitation, NYLIM may be entitled to reimbursement for a portion of expenses paid pursuant to the expense limitation. NYLIM had voluntarily agreed to continue to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.25% of average daily net assets for Class A shares and 2.00% of average daily net assets for Class B and C shares through March 11, 2002. As a result, for the fiscal year ended December 31, 2001, the management fee paid was 0.57% and total fund operating expenses were 1.25% for Class A shares and 2.00% for Class B and C shares. Effective March 12, 2002, NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.35% of average daily net assets for Class A shares and 2.10% of average daily net assets for Class B and C shares. This reimbursement may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.


                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  688      $  221               $  721               $  221               $  321

   3 Years         $  978      $  682               $  982               $  682               $  682



   5 Years         $1,289      $1,169               $1,369               $1,169               $1,169

  10 Years         $2,169      $2,323               $2,323               $2,513               $2,513




MainStay Research
Value Fund


The Research Value Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its total assets in common stocks and other securities having equity characteristics issued by companies with market capitalizations of greater than $2 billion, where up to 20% of such portion may be invested in foreign securities. Securities with equity characteristics include:



- convertible debt,



- convertible preferred securities,



- preferred stocks, and


- warrants and rights.


The Fund's Subadvisor, John A. Levin, generally seeks to select securities it believes are undervalued in relation to their intrinsic value as indicated by the earnings and cash flow potential or the asset value of the respective issuers. The Subadvisor also considers growth and new products on a selective basis.


INVESTMENT PROCESS

The Subadvisor follows a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:


- security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company;



- favorable earnings growth prospects;



- expected above-average return on equity and dividend yield;



- the financial condition of the issuer; and


- various qualitative factors.

Although payment of current dividends and income are considered by the Subadvisor, they are not primary factors in the selection of investments.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the U.S. economy, the condition of foreign economies, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry sector.


PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return of a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

                                                             RESEARCH VALUE FUND

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


Since the Fund invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

RESEARCH VALUE FUND

[Research Value Fund Bar Chart]

99                                                                               17.56
00                                                                               14.03
01                                                                               -6.84


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2001)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for a one year period and for the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1999-2001)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        12.56%             4/01
  Lowest return/worst quarter                                       -12.69%             3/01






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                                    LIFE OF
                                                                    1 YEAR          FUND(1)
  Research Value Fund
  Return Before Taxes
    Class A                                                         -11.30%          6.23%
    Class B                                                         -11.45%          6.65%
    Class C                                                          -7.76%          7.12%

  Return After Taxes on Distributions(2)
    Class B                                                         -11.78%          5.60%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                          -6.93%          5.05%

  Russell 1000(R) Value Index(3) (reflects no deduction for
  fees, expenses, or taxes)                                          -5.59%          3.53%






(1) The Research Value Fund commenced operations on June 1, 1998.



(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.



(3) The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                             RESEARCH VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.85%           0.85%           0.85%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.64%           0.64%           0.64%

  Total Annual Fund Operating Expenses(2)                            1.74%           2.49%           2.49%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) NYLIM had voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.80% of average daily net assets for Class A shares and 2.55% of average daily net assets for Class B and C shares through March 11, 2002. Effective March 12, 2002, NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.70% of average daily net assets for Class A shares and 2.45% of average daily net assets for Class B and C shares. This reimbursement may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.


                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  717      $  252               $  752               $  252               $  352

   3 Years         $1,068      $  776               $1,076               $  776               $  776



   5 Years         $1,442      $1,326               $1,526               $1,326               $1,326

  10 Years         $2,489      $2,642               $2,642               $2,826               $2,826




---------------------------


TOTAL RETURN is a combination of income and realized and unrealized capital gains.



MainStay Value
Fund


The Value Fund's investment objective is to realize maximum long-term TOTAL RETURN from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 65% of its total assets in equity securities. The Fund is not designated or managed primarily to produce current income.



INVESTMENT PROCESS



The Fund normally invests in U.S. common stocks that:



- MacKay Shields, the Fund's Subadvisor, believes are "undervalued" (selling below their value) when purchased,



- typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion, and


- are listed on a national securities exchange or are traded in the over-the-counter market.


Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:



- the company's cash flow and interest coverage ratios,



- the Company's book value,



- estimated value of the company's assets (liquidating value), and



- growth rates and future earnings.



The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                                      VALUE FUND

---------------------------


PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.


PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

VALUE FUND

[Value Fund Bar Chart]

92                                                                               19.52
93                                                                               13.55
94                                                                               -0.22
95                                                                               28.01
96                                                                               21.11
97                                                                               21.29
98                                                                               -8.09
99                                                                                7.51
00                                                                               11.05
01                                                                               -2.45


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1992-2001)



PAST PERFORMANCE



The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from January 1, 1992 through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1992 through August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1992-2001)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        13.20%             2/99
  Lowest return/worst quarter                                       -16.56%             3/98






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                    1 YEAR         5 YEARS         10 YEARS
  Value Fund
  Return Before Taxes
    Class A                                                         -7.14%          4.90%           10.43%
    Class B                                                         -7.29%          5.06%           10.55%
    Class C                                                         -3.41%          5.36%           10.55%

  Return After Taxes on Distributions(1)
    Class B                                                         -7.46%          3.30%            8.58%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                         -4.36%          3.67%            8.14%

  Russell 1000(R) Value Index(2) (reflects no deduction for
  fees, expenses, or taxes)                                         -5.59%         11.13%           14.13%






(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.



(2) The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                                      VALUE FUND

FEES AND EXPENSES OF THE FUND


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.60%           0.60%           0.60%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.35%           0.35%           0.35%

  Total Annual Fund Operating Expenses                               1.20%           1.95%           1.95%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.72% up to $200 million; 0.65% from $200 to $500 million; and 0.50% in excess of $500 million.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.


                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  666      $  198               $  698               $  198               $  298

   3 Years         $  910      $  612               $  912               $  612               $  612



   5 Years         $1,173      $1,052               $1,252               $1,052               $1,052

  10 Years         $1,925      $2,080               $2,080               $2,275               $2,275




---------------------------


TOTAL RETURN is a combination of income and realized and unrealized capital gains.



MainStay Strategic
Value Fund



The Strategic Value Fund's investment objective is to seek maximum long-term TOTAL RETURN from a combination of common stocks, high-yield and convertible securities.


PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests in foreign and domestic securities in three asset classes, limited by the following:



30% TO 75% OF NET ASSETS IN COMMON STOCKS THAT



- MacKay Shields, the Fund's Subadvisor, believes are "undervalued" (selling below their value) when purchased,



- typically pay dividends, although there may be non-dividend-paying stocks if they meet the "undervalued" criteria, or


- are listed on a national securities exchange or are traded in the over-the-counter market.


While the Fund will always have at least 25% of net assets invested in fixed income securities, it may hold:



10% TO 40% OF NET ASSETS IN CORPORATE DEBT SECURITIES THAT


- are ordinarily in the lower rating categories of Moody's Investors Service, Inc. ("Moody's") (Baa to B) and Standard & Poor's ("S&P") (BBB to B), or

- are judged to be of comparable creditworthiness by the Fund's Subadvisor.


10% TO 40% OF NET ASSETS IN CONVERTIBLE SECURITIES, IN ANY RATING CATEGORY OR UNRATED, such as preferred stocks, bonds, debentures, corporate notes and other securities that can be converted into common stock or the cash value of a single equity security or a basket or index of equity securities.


Within these limitations, the Fund may also invest up to 20% of its net assets in securities that are rated CCC or below by Moody's or S&P or judged by the Subadvisor to be of comparable quality. The Fund may purchase high-yield bonds and other debt securities that the Fund's Subadvisor believes may provide capital appreciation in addition to income. Generally, foreign investments are in the form of American Depositary Receipts.

At times, the actual allocation for each asset class may differ from the limitations set forth above, due to market fluctuations or cash entering or leaving the Fund. This could happen, for instance, if the Subadvisor has positioned the assets close to a minimum or maximum for one or more asset classes and the Fund's cash position changes because of investors buying or selling the Fund's shares. To correct the situation, the Subadvisor intends to reallocate assets within seven days.

INVESTMENT PROCESS


Generally, the Subadvisor seeks out undervalued securities in all asset classes. Usually, stocks deemed to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the

                                                            STRATEGIC VALUE FUND


---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.

Subadvisor considers many factors and will compare the market price to the company's "book" value, estimated value of the company's assets (liquidating value) and cash flow. To a lesser extent, the Subadvisor will also look at trends and forecasts, such as growth rates and future earnings.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.


PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:



- interest rates,



- issuer creditworthiness,



- market conditions, and


- maturities.


The Fund invests in high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.


Since the Fund invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

STRATEGIC VALUE FUND


[Balanced Value Fund Bar Chart]

98                                                                               -0.27
99                                                                               12.64
00                                                                                5.07
01                                                                               -0.07


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1998-2001)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for a one year period and for the life of the Fund compare to those of broad-based securities market indices. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception (October 22, 1997) through August 31, 1998. Class A shares were also introduced October 22, 1997. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1998-2001)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        12.66%             4/98
  Lowest return/worst quarter                                       -16.33%             3/98






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                                       LIFE OF
                                                                    1 YEAR             FUND(1)
  Strategic Value Fund
  Return Before Taxes
    Class A                                                          -4.74%             4.40%
    Class B                                                          -4.86%             4.59%
    Class C                                                          -1.03%             5.00%

  Return After Taxes on Distributions(2)
    Class B                                                          -6.09%             2.96%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                          -2.59%             3.01%

  S&P 500(R) Index(3) (reflects no deduction for fees,
  expenses, or taxes)                                               -11.87%             5.54%



  Strategic Value Composite Index(4) (reflects no deduction
  for fees, expenses or taxes)                                       -3.42%             5.47%



(1) The Strategic Value Fund commenced operations on October 22, 1997.



(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.



(3) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



(4) The Strategic Value Composite Index is comprised of the Russell 1000(R) Value Index, the Credit Suisse First Boston(TM) Convertible Securities Index and the Credit Suisse First Boston(TM) High Yield Index weighted 60%/20%/20%, respectively. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Credit Suisse First Boston(TM) Convertible Securities Index generally includes 250-300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. The Credit Suisse First Boston(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                            STRATEGIC VALUE FUND


FEES AND EXPENSES OF THE FUND


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.75%           0.75%           0.75%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.83%           0.83%           0.83%

  Total Annual Fund Operating Expenses(2)                            1.83%           2.58%           2.58%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.



(2) Effective March 12, 2002, NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent total annual fund operating expenses exceed 1.70% of average daily net assets for Class A shares and 2.45% of average daily net assets for Class B and C shares. This reimbursement may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


EXAMPLE


The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  726      $  261               $  761               $  261               $  361

   3 Years         $1,094      $  802               $1,102               $  802               $  802



   5 Years         $1,486      $1,370               $1,570               $1,370               $1,370

  10 Years         $2,580      $2,732               $2,732               $2,915               $2,915




MainStay Convertible
Fund


The Convertible Fund's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 80% of the value of its assets in U.S. "convertible securities" such as:



- bonds,



- debentures,



- corporate notes, and



- preferred stocks or other securities,


that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.


The Fund takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Fund invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's. The balance of the Fund may be invested or held in:



- nonconvertible debt,



- equity securities that do not pay regular dividends,



- U.S. Government securities, and



- cash or cash equivalents.


INVESTMENT PROCESS


In selecting convertible securities for purchase or sale, MacKay Shields, the Fund's Subadvisor, takes into account a variety of investment considerations, including:



- credit risk,



- projected interest return, and



- the premium for the convertible security relative to the underlying common stock.



The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.


PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

                                                                CONVERTIBLE FUND

---------------------------


PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.



In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:



- interest rates,



- issuer creditworthiness,



- market conditions, and



- maturities.



Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.



Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

CONVERTIBLE FUND

[Convertible Fund Bar Chart]

92                                                                               13.11
93                                                                               24.47
94                                                                               -1.34
95                                                                               23.02
96                                                                               11.39
97                                                                               10.67
98                                                                                0.53
99                                                                               32.90
00                                                                                6.51
01                                                                               -4.76


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1992-2001)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from January 1, 1992 through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1992 through August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1992-2001)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        16.81%             4/99
  Lowest return/worst quarter                                       -10.66%             3/01






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                    1 YEAR          5 YEARS         10 YEARS
  Convertible Fund
  Return Before Taxes
    Class A                                                          -9.28%          7.99%           10.96%
    Class B                                                          -9.41%          8.20%           11.06%
    Class C                                                          -5.69%          8.45%           11.06%

  Return After Taxes on Distributions(1)
    Class B                                                         -10.28%          3.76%            6.96%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                          -5.74%          4.52%            7.07%

  Credit Suisse First Boston(TM) Convertible Securities
  Index(2) (reflects no deduction for fees, expenses, or
  taxes)                                                             -6.42%          8.85%           11.07%






(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and Class C shares may vary.



(2) The Credit Suisse First Boston(TM) Convertible Securities Index generally includes 250-300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by S&P, and have an issue size of greater than $100 million. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                                CONVERTIBLE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees                                                    0.72%           0.72%           0.72%

  Distribution and/or Service (12b-1) Fees(2)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.32%           0.32%           0.32%

  Total Annual Fund Operating Expenses                               1.29%           2.04%           2.04%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.


                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  674      $  207               $  707               $  207               $  307

   3 Years         $  936      $  640               $  940               $  640               $  640



   5 Years         $1,219      $1,098               $1,298               $1,098               $1,098

  10 Years         $2,021      $2,176               $2,176               $2,369               $2,369




---------------------------


TOTAL RETURN is a combination of income and realized and unrealized capital gains.


---------------------------


"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries.

---------------------------


MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------


ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.



MainStay Total
Return Fund



The TOTAL RETURN Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.


PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests a minimum of 30% of its assets in U.S. equity securities and a minimum of 30% of its assets in U.S. debt securities.


INVESTMENT PROCESS

Equity investments


A majority of the Fund's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500 INDEX at the time of purchase. The Fund will also invest in stocks and other equity securities that it believes to be undervalued.


The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

Debt securities


It is contemplated that the Fund's long-term debt investments will consist primarily of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay Shields, the Fund's Subadvisor. Principal debt investments include U.S. government securities, corporate bonds and MORTGAGE-RELATED and ASSET-BACKED SECURITIES. The Fund may also enter into MORTGAGE-DOLLAR ROLL TRANSACTIONS.


In addition, the Fund may purchase high-yield bonds and other debt securities that the Fund's Subadvisor believes may provide capital appreciation in addition to income.

The Fund maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type.


The Subadvisor may sell a security, if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in rating by S&P or Moody's.


PRINCIPAL RISKS

Since the Fund may allocate its assets among equity and debt securities it has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent
 66

                                                               TOTAL RETURN FUND


---------------------------


In a MORTGAGE-DOLLAR ROLL TRANSACTION, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.


---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.



in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indexes such as the Dow Jones Industrial Average and the S&P 500(R) Index. In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:



- interest rates,



- issuer creditworthiness,



- market conditions, and



- maturities.



The Fund's principal investments can include high-yield debt securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium--a higher interest rate or yield--because of this increased risk of loss. These securities can be also subject to greater price volatility.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Consistent with its principal investment strategies, the Fund's investments also include derivatives, such as mortgaged-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives.


The principal risk of mortgage-dollar roll transactions is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction.



Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

TOTAL RETURN FUND


[Total Return Fund Bar Chart]

92                                                                                3.62
93                                                                               10.50
94                                                                               -2.41
95                                                                               27.96
96                                                                               12.73
97                                                                               17.65
98                                                                               25.96
99                                                                               15.60
00                                                                               -5.10
01                                                                              -12.61


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1992-2001)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of broad-based securities market indices. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from January 1, 1992 through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1992 through August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1992-2001)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        16.87%             4/98
  Lowest return/worst quarter                                       -11.63%             1/01






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                    1 YEAR          5 YEARS         10 YEARS
  Total Return Fund
  Return Before Taxes
    Class A                                                         -16.77%          6.80%            8.51%
    Class B                                                         -16.88%          6.99%            8.64%
    Class C                                                         -13.46%          7.28%            8.64%

  Return After Taxes on Distributions(1)
    Class B                                                         -17.47%          5.06%            7.11%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                         -10.12%          5.53%            6.87%

  S&P 500(R) Index(2) (reflects no deduction for fees,
  expenses, or taxes)                                               -11.87%         10.70%           12.94%



  Total Return Composite Index(3) (reflects no deduction for
  fees, expenses, or taxes)                                          -8.74%          8.71%            9.80%



(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and Class C shares may vary.



(2) Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



(3) The Total Return Composite Index is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indices. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                               TOTAL RETURN FUND


FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.61%           0.61%           0.61%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.32%           0.32%           0.32%

  Total Annual Fund Operating Expenses(2)                            1.18%           1.93%           1.93%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since the shareholder purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.



(2) The management fee and the total annual fund operating expenses have been restated to reflect that effective March 12, 2002, NYLIM established contractual fee breakpoints for its management fee of 0.64% annually on assets up to $500 million and 0.60% annually on assets in excess of $500 million.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.


                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  664      $  196               $  696               $  196               $  296

   3 Years         $  904      $  606               $  906               $  606               $  606



   5 Years         $1,163      $1,042               $1,242               $1,042               $1,042

  10 Years         $1,903      $2,059               $2,059               $2,254               $2,254




---------------------------


YANKEE DEBT SECURITIES are dollar-denominated securities of foreign issuers that are traded in the United States.


---------------------------


ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.


MainStay High Yield
Corporate Bond Fund


The High Yield Corporate Bond Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its assets in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade and which are ordinarily rated in the lower rating categories of Moody's (Ba to B) and S&P (BB to B) or that are unrated but that are considered by MacKay Shields, the Fund's Subadvisor, to be of comparable quality.


INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Fund's principal investments include:


- domestic corporate debt securities,



- YANKEE (dollar-denominated) DEBT SECURITIES,



- ZERO COUPON BONDS, and


- U.S. government securities.


The Fund may invest up to 20% of its assets in equity securities and may invest up to 20% of its assets in securities rated lower than B by Moody's and S&P.



The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.


PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:


- interest rates,



- issuer creditworthiness,



- market conditions, and


- maturities.

Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.


The Fund principally invests in high-yield securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.

                                                  HIGH YIELD CORPORATE BOND FUND

---------------------------


PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.


Since the Fund invests in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

HIGH YIELD CORPORATE BOND FUND

[High Yield Corporate Bond Fund Bar Chart]

92                                                                               21.65
--                                                                               -----
93                                                                               21.65
94                                                                                1.50
95                                                                               19.71
96                                                                               15.58
97                                                                               11.55
98                                                                                1.31
99                                                                                9.51
00                                                                               -7.20
01                                                                                1.72


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1992-2001)



PAST PERFORMANCE



The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from January 1, 1992 through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1992 through August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1992-2001)



                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       10.31%             1/92
  Lowest return/worst quarter                                       -8.41%             3/98






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                    1 YEAR         5 YEARS         10 YEARS
  High Yield Corporate Bond Fund
  Return Before Taxes
    Class A                                                         -2.12%          2.95%           9.29%
    Class B                                                         -2.84%          2.92%           9.27%
    Class C                                                          0.81%          3.16%           9.27%

  Return After Taxes on Distributions(1)
    Class B                                                         -6.83%         -1.37%           4.89%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                         -1.45%          0.36%           5.46%

  Credit Suisse First Boston(TM) High Yield Index(2) (reflects
  no deduction for fees, expenses, or taxes)                         5.80%          3.25%           7.83%






(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.



(2) The Credit Suisse First Boston(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                  HIGH YIELD CORPORATE BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.56%           0.56%           0.56%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.23%           0.23%           0.23%

  Total Annual Fund Operating Expenses(2)                            1.04%           1.79%           1.79%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.



(2) The management fee and the total annual fund operating expenses have been restated to reflect that effective March 12, 2002, NYLIM established contractual fee breakpoints for its management fee of 0.60% annually on assets up to $500 million and 0.55% annually on assets in excess of $500 million.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.


                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   Redemption    at the end of each period
   1 Year          $  551      $  182               $  682               $  182               $  282

   3 Years         $  766      $  563               $  863               $  563               $  563



   5 Years         $  998      $  970               $1,170               $  970               $  970

  10 Years         $1,664      $1,908               $1,908               $2,105               $2,105




---------------------------


FLOATERS are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on an INVERSE FLOATER resets in the opposite direction from the interest rate to which the inverse floater is indexed.


---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.


---------------------------



ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.



MainStay Strategic
Income Fund


The Strategic Income Fund's investment objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.


PRINCIPAL INVESTMENT STRATEGIES



The Fund normally invests at least 65% of its total assets in a diversified portfolio of domestic and foreign debt or debt-related securities issued by government and corporate issuers. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, FLOATING or INVERSE FLOATING rates of interest. Maturities of the securities held by the Fund will vary.



The Fund invests in various bond market sectors (U.S. government--including MORTGAGE-RELATED and ASSET-BACKED SECURITIES, foreign government, U.S. corporate and foreign corporate, including high-yield securities in each of the sectors). The Fund's Subadvisor, MacKay Shields, allocates the Fund's investments among the various bond market sectors based on current and projected economic and market conditions.


INVESTMENT PROCESS

The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. In addition, among the principal factors considered in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector are:


- fundamental economic cycle analysis,



- credit quality, and


- interest rate trends.

The Fund also invests in a variety of countries, which may include countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. Securities of issuers in one country may be denominated in the currency of another country.


The Fund's principal investments also may include high-yield debt securities rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Subadvisor to be of comparable quality. The Fund may invest up to 30% of its total assets in equity securities. The Fund's principal investments also include mortgage-related and asset-backed securities, and WHEN-ISSUED SECURITIES and FORWARD COMMITMENTS.



The Fund may enter into MORTGAGE-DOLLAR ROLL TRANSACTIONS, buy and sell currency on a spot basis and may enter into foreign currency forward contracts for hedging purposes. The Fund may also buy foreign currency options and may use portfolio securities lending as a principal investment strategy.



The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic economy, the condition of foreign economies, and

                                                           STRATEGIC INCOME FUND

---------------------------

A WHEN-ISSUED SECURITY is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date. Similarly, in a FORWARD COMMITMENT, the Fund agrees to buy an issued security at a future date at a price determined at the time of the commitment.
---------------------------
In a MORTGAGE-DOLLAR ROLL TRANSACTION, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.


meaningful changes in the issuer's financial condition, including changes in the issuer's credit risk, and competitiveness.
PRINCIPAL RISKS


The values of debt securities fluctuate depending upon various factors, including:



- interest rates,



- issuer creditworthiness,



- market conditions, and



- maturities.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

Since the Fund invests in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.


The Fund invests in high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.



The Fund's principal investments include derivatives, such as mortgage-related and asset-backed securities and floaters, including inverse floaters. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed.



The principal risk of mortgage-dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of forward commitments and when-issued securities is that the security may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.



Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

STRATEGIC INCOME FUND

[Strategic Income Fund Bar Chart]

98                                                                                4.35
99                                                                                1.54
00                                                                               -2.28
01                                                                                5.78


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1998-2001)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for a one year period and for the life of the Fund compare to those of broad-based securities market indices. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception (February 28, 1997) through August 31, 1998. Class A shares were also introduced on February 28, 1997. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes after these dates vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1998-2001)



                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        3.30%             1/01
  Lowest return/worst quarter                                       -1.96%             4/00






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                                      LIFE OF
                                                                    1 YEAR            FUND(1)
  Strategic Income Fund
  Return Before Taxes
    Class A                                                          1.82%             2.93%
    Class B                                                          0.88%             2.83%
    Class C                                                          4.80%             3.13%

  Return After Taxes on Distributions(2)
    Class B                                                         -1.83%            -0.01%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                          0.88%             0.89%

  Three Index Composite Index(3) (reflects no deduction for
  fees, expenses, or taxes)                                          3.57%             3.98%



  Lehman Brothers(R) Aggregate Bond Index(4) (reflects no
  deduction for fees, expenses, or taxes)                            8.44%             7.57%



(1) The MainStay Strategic Income Fund commenced operations on February 28,
1997.



(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.



(3) The Three-Index Composite Index assumes equal investments, with all interest and capital gains reinvested, in the Lehman Brothers(R) Aggregate Bond Index, the Credit Suisse First Boston(TM) High Yield Index, and the Salomon Smith Barney(R) Non-U.S. Dollar World Government Bond Index. These indices represent the U.S. government and domestic investment grade sector, the U.S. high-yield sector, and the international bond sector, respectively. Total returns assume reinvestment of all income and capital gains. All indices are unmanaged and you cannot invest directly in the indices.



(4) The Lehman Brothers(R) Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade or better fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                           STRATEGIC INCOME FUND

FEES AND EXPENSES OF THE FUND


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees                                                    0.60%           0.60%           0.60%

  Distribution and/or Service (12b-1) Fees(2)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.59%           0.59%           0.59%

  Total Annual Fund Operating Expenses                               1.44%           2.19%           2.19%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.



(2) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



EXAMPLE



The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  590      $  222               $  722               $  222               $  322

   3 Years         $  885      $  685               $  985               $  685               $  685



   5 Years         $1,201      $1,175               $1,375               $1,175               $1,175

  10 Years         $2,097      $2,334               $2,334               $2,524               $2,524




---------------------------


MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.


---------------------------


ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.


---------------------------


FLOATERS are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.


---------------------------


In a MORTGAGE-DOLLAR ROLL TRANSACTION, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.



MainStay
Government Fund


The Government Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its assets in MORTGAGE-RELATED and ASSET-BACKED SECURITIES or other securities that are not U.S. government securities.


INVESTMENT PROCESS


In pursuing the Fund's investment strategies, the Fund's Subadvisor, MacKay Shields, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.


The Fund's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include:


- U.S. Treasury bills (maturing in one year or less),



- notes (maturing in 1-10 years),



- bonds (generally maturing in more than 10 years), and


- Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation.


Principal investments also include FLOATERS as well as money market instruments and cash equivalents.



As part of the Fund's principal strategies, the Subadvisor may use a variety of investment practices such as MORTGAGE-DOLLAR ROLL transactions, transactions on a WHEN-ISSUED basis and portfolio SECURITIES LENDING.



The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.



PRINCIPAL RISKS



The values of debt securities fluctuate depending upon various factors, including:



- interest rates,



- issuer creditworthiness,



- market conditions, and


- maturities.

                                                                 GOVERNMENT FUND

---------------------------


A WHEN-ISSUED SECURITY is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.


---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.


---------------------------


PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.



You could lose money by investing in the Fund. Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities.


Principal investments also include derivatives, such as mortgaged-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives.


The Fund's use of investment practices, such as mortgage-dollar rolls, forward commitments, transactions on a when-issued basis and securities lending, also presents certain risks. The principal risk of mortgage-dollar roll transactions is that the security the Fund receives at the end of the transaction is worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

GOVERNMENT FUND

[Government Fund Bar Chart]

92                                                                                3.81
93                                                                                5.88
94                                                                               -2.85
95                                                                               15.69
96                                                                                1.25
97                                                                                8.54
98                                                                                7.52
99                                                                               -3.60
00                                                                               11.49
01                                                                                5.54


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1992-2001)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based market index. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from January 1, 1992 through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1992 through August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1992-2001)



                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        5.32%             2/95
  Lowest return/worst quarter                                       -2.72%             1/96






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                       1 YEAR              5 YEARS            10 YEARS
  Government Fund
  Return Before Taxes
    Class A                                                             1.55%               5.53%              5.19%
    Class B                                                             0.54%               5.45%              5.17%
    Class C                                                             4.54%               5.77%              5.17%

  Return After Taxes on Distributions(1)
    Class B                                                            -1.13%               3.35%              2.78%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                             0.54%               3.33%              2.93%

  Lehman Brothers(R) Government Bond Index(2) (reflects no
  deduction for fees, expenses, or taxes)                               7.23%               7.40%              7.14%






(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.



(2) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                                 GOVERNMENT FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.60%           0.60%           0.60%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.32%           0.32%           0.32%

  Total Annual Fund Operating Expenses(2)                            1.17%           1.92%           1.92%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) Effective March 12, 2002, NYLIM established a contractual fee breakpoint for its management fee of 0.60% annually on assets in excess of $1 billion and 0.55% annually on assets in excess of $1 billion.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


EXAMPLE


The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  564      $  195               $  695               $  195               $  295

   3 Years         $  805      $  603               $  903               $  603               $  603



   5 Years         $1,065      $1,037               $1,237               $1,037               $1,037

  10 Years         $1,806      $2,048               $2,048               $2,243               $2,243




---------------------------


Issuers of GENERAL OBLIGATION BONDS include states, counties, cities, towns and regional districts. Payments of principal and interest are secured by the issuer's pledge of its full faith, credit and taxing powers.



---------------------------



REVENUE BONDS are issued to finance capital projects. They are repaid from revenues raised by the project that the bonds finance. Many bonds also provide additional security.


---------------------------


INDUSTRIAL DEVELOPMENT and POLLUTION CONTROL BONDS are generally revenue bonds and are issued by, or on behalf of, public authorities or investor-owned companies to raise money to finance various privately operated facilities.


---------------------------


ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.


MainStay Tax Free
Bond Fund

The Tax Free Bond Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests in U.S. tax-exempt securities of any maturity that are, at the time of purchase, rated in one of the top four categories (or short-term tax-exempt securities rated in one of the top three categories) by Moody's or S&P. Not more than 20% of the Fund's net assets may be invested in unrated tax-exempt securities that are deemed by the Fund's Subadvisor, MacKay Shields, to be of comparable quality.


The Fund normally invests at least 80% of its net assets in "municipal bonds" issued by, or on behalf of, the


- states;



- District of Columbia;



- territories, commonwealths and possessions of the United States and their political subdivisions; and


- agencies, authorities and instrumentalities of these entities.


The two main types of municipal bonds are GENERAL OBLIGATION and REVENUE BONDS. The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax (AMT) for individual shareholders.


INVESTMENT PROCESS

The Subadvisor uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities.


Up to 25% of the Fund's total assets may be invested in INDUSTRIAL DEVELOPMENT BONDS. The Fund also may invest in POLLUTION CONTROL BONDS and ZERO COUPON BONDS.


The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state).

Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:


- interest rates,



- issuer creditworthiness,

                                                              TAX FREE BOND FUND

---------------------------


PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.



- market conditions, and



- maturities.


Consistent with its principal investment strategies, the Fund's investments include derivatives, such as call and put options, futures contracts on debt securities or securities indexes and options on futures contracts. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.


Industrial development, pollution control, and revenue bonds are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user. This means that if the industrial user cannot repay principal and/or interest on the bonds, the Fund may lose money.


To help you decide whether taxable or nontaxable yields are better for you, see Appendix A for a comparative yield table.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

TAX FREE BOND FUND

[Tax Free Bond Fund Bar Chart]

92                                                                                8.41
93                                                                               10.39
94                                                                               -6.02
95                                                                               14.86
96                                                                                3.33
97                                                                                8.80
98                                                                                4.83
99                                                                               -6.96
00                                                                               11.75
01                                                                                3.79


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1992-2001)



PAST PERFORMANCE



The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of broad-based securities market indices. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from January 1, 1992 through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1992 through August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes after these dates vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1992-2001)



                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        6.28%             1/95
  Lowest return/worst quarter                                       -5.12%             1/94






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                    1 YEAR         5 YEARS         10 YEARS
  Tax Free Bond Fund
  Return Before Taxes
    Class A                                                         -0.64%          3.53%           4.77%
    Class B                                                         -1.18%          3.90%           5.09%
    Class C                                                          2.79%          4.24%           5.09%

  Return After Taxes on Distributions(1)
    Class B                                                         -1.18%          3.89%           4.97%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    Class B                                                          1.02%          4.05%           5.04%

  Lehman Brothers(R) Municipal Bond Index(2) (reflects no
  deduction for fees, expenses, or taxes)                            5.13%          5.98%           6.63%



  Tax Free Bond Composite Index(3) (reflects no deduction for
  fees, expenses, or taxes)                                          4.97%          6.04%           6.71%



(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.



(2) The Lehman Brothers(R) Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody's, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded.



(3) The Tax Free Bond Composite Index is comprised of the Lehman Brothers(R) Municipal Bond Index and the Lehman Brothers(R) Municipal Insured Index weighted 50%/50%, respectively. The Lehman Brothers(R) Municipal Insured Index includes all the insured bonds in the Lehman Brothers(R) Municipal Bond Index with a maturity of at least one year and a rating of Baa or better by Moody's. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                              TAX FREE BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees                                                    0.60%           0.60%           0.60%

  Distribution and/or Service (12b-1) Fees(2)                        0.25%           0.50%           0.50%



  Other Expenses                                                     0.18%           0.18%           0.18%

  Total Annual Fund Operating Expenses                               1.03%           1.28%           1.28%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.



(2) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.


                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  550      $  130               $  630               $  130               $  230

   3 Years         $  763      $  406               $  706               $  406               $  406



   5 Years         $  993      $  702               $  902               $  702               $  702

  10 Years         $1,653      $1,476               $1,476               $1,545               $1,545




---------------------------


A REPURCHASE AGREEMENT is an agreement to buy a security at one price and a simultaneous agreement to sell it back later at an agreed upon price that reflects interest.


---------------------------


VARIABLE RATE NOTES are debt securities that provide for periodic adjustments in their interest rates.


---------------------------

FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.


---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.


MainStay Money
Market Fund


The Money Market Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.



PRINCIPAL INVESTMENT STRATEGIES



The Fund invests in high-quality, short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The dollar-weighted average portfolio maturity will not exceed 90 days. The securities in which the Fund invests may include:



- obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities,



- bank and bank holding company obligations, such as CDs and bankers' acceptances,



- commercial paper, which is short-term, unsecured loans to corporations,



- corporate debt securities,



- loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars,



- time deposits, and



- REPURCHASE AGREEMENTS.



The Fund may also invest in VARIABLE RATE NOTES, FLOATERS and MORTGAGE-RELATED and ASSET-BACKED securities.



INVESTMENT PROCESS


All securities purchased by the Fund must meet the requirements of Rule 2a-7 of the Investment Company Act of 1940, which is designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.


MacKay Shields, the Fund's Subadvisor, may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                               MONEY MARKET FUND


---------------------------



ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.



PRINCIPAL RISKS



An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.



Because the Fund invests in dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include:



- political and economic instability,



- less publicly available information about issuers, and



- changes in U.S. or foreign tax or currency laws.



The Fund's principal investments include derivatives such as variable rate notes, floaters and mortgage-related and asset-backed securities. If MacKay Shields, the Fund's Subadvisor, is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss. With respect to asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Fund's investments.

MONEY MARKET FUND

[Money Market Fund Bar Chart]

92                                                                               3.32
93                                                                               2.72
94                                                                               3.73
95                                                                               5.51
96                                                                               4.91
97                                                                               5.08
98                                                                               5.01
99                                                                               4.65
00                                                                               5.87
01                                                                               3.72


ANNUAL RETURNS, ALL CLASSES
(by calendar year 1992-2001)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of broad-based securities market indices. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from January 1, 1992 through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1992 through August 31, 1998. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future. TO OBTAIN CURRENT YIELD INFORMATION, CALL TOLL-
FREE: 1-800-MAINSTAY (1-800-624-6782).



BEST AND WORST QUARTERLY RETURNS, ALL CLASSES


(1992-2001)



                                                                    RETURN        QUARTER/YEAR
  Highest return/best quarter                                        1.51%            3/00
  Lowest return/worst quarter                                        0.52%            4/01






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                    1 YEAR         5 YEARS         10 YEARS
  Money Market Fund
    All Classes                                                     3.72%           4.86%           4.45%
    7-day current yield: 1.60%

  Lipper Money Market Fund Average(1)                               3.44%           4.71%           4.40%



  iMoneyNet First Tier Retail Fund Average(2)                       4.57%           4.69%           4.41%



(1) The Lipper Money Market Fund Average is an equally weighted performance index adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.



(2) The iMoneyNet First Tier Retail Fund Average includes only non-government retail funds that also are not holding any Second Tier securities. Portfolio holdings of First Tier funds include U.S. Treasury securities, U.S. repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset backed commercial paper.

                                                               MONEY MARKET FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                None            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                           None            None            None

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(1)                                                 0.47%           0.47%           0.47%

  Distribution and/or Service (12b-1) Fees                           None            None            None



  Other Expenses                                                     0.43%           0.43%           0.43%

  Total Annual Fund Operating Expenses(1)                            0.90%           0.90%           0.90%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) The management fee for the Fund is an annual percentage of the Fund's average daily net assets as follows: 0.50% on assets up to $300 million; 0.45% on assets in excess of $300 million and up to $700 million; 0.40% from $700 million to $1 billion; and 0.35% in excess of $1 billion. In addition, NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 0.70% of average daily net assets. As a result, for the fiscal year ended December 31, 2001, the management fee paid was 0.27%, and total annual fund operating expenses were 0.70% for each class. This reimbursement may be discontinued at any time without notice.


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. Expenses are the same for each class.


                                               ALL CLASSES
  Expenses after  Assuming no redemption   Assuming Redemption at the end of each period
   1 Year                 $   92                              $   92

   3 Years                $  287                              $  287



   5 Years                $  498                              $  498

  10 Years                $1,108                              $1,108




MainStay International
Equity Fund


The International Equity Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Fund normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that the Fund's Subadvisor believes present favorable opportunities.


INVESTMENT PROCESS


- MacKay Shields, the Fund's Subadvisor, seeks to identify investment opportunities by pursuing a bottom up, stock picking investment discipline.


- Proprietary, quantitative and qualitative tools are used to identify attractive companies. In-depth, original, fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.

- Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level.

- Country allocations in the portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key constituents of the benchmark, unless the stock selection process strongly argues against it.

The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Fund may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

                                                       INTERNATIONAL EQUITY FUND

---------------------------


PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.


PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

Since the Fund principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based companies. These include losses due to:


- fluctuating currency values,



- less liquid trading markets,



- greater price volatility,



- political and economic instability,



- less publicly available information about issuers,



- changes in U.S. or foreign tax or currency laws, and


- changes in monetary policy.

The risks are likely to be greater in emerging market countries than in developed market countries.


The Fund's investments include derivatives such as options and forwards. The Fund may use derivatives to reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.



Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

INTERNATIONAL EQUITY FUND

[International Equity Fund Bar Chart]

95                                                                                4.27
96                                                                                9.05
97                                                                                3.78
98                                                                               19.34
99                                                                               26.60
00                                                                              -21.71
01                                                                              -16.34


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1995-2001)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for a one year period, five year period and the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from inception (September 13, 1994) through December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception through August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1995-2001)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        19.23%             4/98
  Lowest return/worst quarter                                       -14.02%             1/01






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                                       5               LIFE OF
                                                                    1 YEAR           YEARS             FUND(1)
  International Equity Fund
  Return Before Taxes
    Class A                                                         -20.33%          0.08%              1.73%
    Class B                                                         -20.49%          0.20%              1.82%
    Class C                                                         -17.27%          0.51%              1.80%

  Return After Taxes on Distributions(2)
    Class B                                                         -20.50%         -0.77%              0.81%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                         -12.23%          0.00%              1.19%

  Morgan Stanley Capital International EAFE(R) Index(3)
  (reflects no deduction for fees, expenses, or taxes)              -21.44%          0.89%              2.31%






(1) The MainStay International Equity Fund commenced operations on September 13, 1994.



(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.



(3) The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged, capitalization-weighted index containing approximately 985 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                       INTERNATIONAL EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                5.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees                                                    1.00%           1.00%           1.00%

  Distribution and/or Service (12b-1) Fees(2)                        0.25%           1.00%           1.00%



  Other Expenses                                                     0.92%           0.92%           0.92%

  Total Annual Fund Operating Expenses                               2.17%           2.92%           2.92%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.



(2) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


EXAMPLE


The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  758      $  295               $  795               $  295               $  395

   3 Years         $1,192      $  904               $1,204               $  904               $  904



   5 Years         $1,650      $1,538               $1,738               $1,538               $1,538

  10 Years         $2,916      $3,066               $3,066               $3,242               $3,242




---------------------------


YANKEE DEBT SECURITIES are dollar-denominated securities of foreign issuers that are traded in the United States.


---------------------------


BRADY BONDS are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are subject to the risks of foreign securities.


---------------------------


FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on an INVERSE FLOATER resets in the opposite direction from the interest rate to which the inverse floater is indexed.


---------------------------


In a typical SWAP transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.



MainStay Global
High Yield Fund



The Global High Yield Fund's investment objective is to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its assets in high-yield debt securities. Normally, the Fund invests in debt securities issued by governments, and their agencies and authorities, and corporations that are located in at least three different countries.



- The Fund focuses on debt securities that generally are rated in the lower rating categories of Moody's (Ba to B) and S&P (BB to B), or if unrated are deemed to be comparable by the Fund's Subadvisor, MacKay Shields.



- The Fund principally invests in countries that are considered emerging markets, and may invest in countries with established economies, that the Fund's Subadvisor believes present favorable opportunities.



- The Fund's principal investments include YANKEE (dollar-denominated) DEBT SECURITIES, BRADY BONDS and derivative instruments, such as FLOATERS, including INVERSE FLOATERS, SWAPS, futures and options.



- The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts. The Fund may also buy foreign currency options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.


INVESTMENT PROCESS

The Subadvisor identifies investment opportunities by beginning with country selection, then assessing local currencies for upside potential and downside risk and finally, evaluating specific securities based on the financial condition and competitiveness of the issuer. The Subadvisor considers factors such as prospects for a country's political stability, currency exchange rates, interest rates, inflation, relative economic growth and governmental policies.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies, and meaningful changes in the issuer's financial condition and competitiveness.


PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:


- interest rates,



- issuer creditworthiness,



- market conditions, and



- maturities.

                                                          GLOBAL HIGH YIELD FUND

---------------------------


PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.


Since the Fund principally invests in foreign securities, it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:


- fluctuating currency values,



- less liquid trading markets,



- greater price volatility,



- political and economic instability,



- less publicly available information about issuers,



- changes in U.S. or foreign tax or currency laws, and



- changes in monetary policy.


The risks are likely to be greater in emerging market countries than in developed market countries.


The Fund principally invests in high-yield securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can be also subject to greater price volatility.



The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.


The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

GLOBAL HIGH YIELD FUND

[Global High Yield Fund Bar Chart]

99                                                                               17.01
00                                                                                8.58
01                                                                               12.69


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1999-2001)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for a one year period and for the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares for periods from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1999-2001)



                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       10.91%             4/01
  Lowest return/worst quarter                                       -3.97%             3/01






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                                      LIFE OF
                                                                    1 YEAR            FUND(1)
  Global High Yield Fund
  Return Before Taxes
    Class A                                                          8.48%             4.51%
    Class B                                                          7.69%             4.56%
    Class C                                                         11.69%             4.99%

  Return After Taxes on Distributions(2)
    Class B                                                          3.64%             0.94%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                          4.52%             1.70%

  J.P. Morgan EMBI Global Constrained Index(3) (reflects no
  deduction for fees, expenses, or taxes)                            9.70%             8.02%






(1) The MainStay Global High Yield Fund commenced operations on June 1, 1998.



(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.



(3) The J.P. Morgan EMBI Global Constrained Index is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                          GLOBAL HIGH YIELD FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%            None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.70%           0.70%           0.70%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses                                                     1.32%           1.32%           1.32%

  Total Annual Fund Operating Expenses(2)                            2.27%           3.02%           3.02%






* Except for systematic exchanges, exchanges processed via MainStay's automated system and as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since the shareholder purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares effected within one year of the date of purchase.



(2) NYLIM had agreed to voluntarily reduce its fee payable with respect to the Fund to an annual percentage of 0.50% of average daily net assets through March 11, 2002. In addition, NYLIM had voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.70% of average daily net assets for Class A shares and 2.45% of average daily net assets for Class B and C shares through March 11, 2002. As a result, for the fiscal year ended December 31, 2001, the entire management fee was waived and NYLIM reimbursed the Fund 0.07% of average daily net assets, and total annual fund operating expenses were 1.70% for Class A shares and 2.45% for Class B and C shares. Effective March 12, 2002, NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.70% of average daily net assets for Class A shares and 2.45% of average daily net assets for Class B and C shares. This reimbursement may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.


                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  670      $  305               $  805               $  305               $  405

   3 Years         $1,127      $  933               $1,233               $  933               $  933



   5 Years         $1,610      $1,587               $1,787               $1,587               $1,587

  10 Years         $2,938      $3,162               $3,162               $3,337               $3,337




---------------------------



MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.


---------------------------


ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of credit receivables.



MainStay International
Bond Fund


The International Bond Fund's investment objective is to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.


PRINCIPAL INVESTMENT STRATEGIES



The Fund normally invests at least 80% of its assets in debt securities. Normally, the Fund invests in debt securities of foreign governments, agencies and supranational organizations, and secondarily in debt securities of corporate issuers, located in a variety of countries with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that the Fund's Subadvisor believes present favorable opportunities.



The Fund's principal investments also include high yield debt securities (limited to 25% of net assets) rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Subadvisor, MacKay Shields, to be of comparable quality, and MORTGAGE-RELATED and ASSET-BACKED SECURITIES. The Fund's principal investments may have fixed, variable, floating or inverse floating rates of interest.


INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Fund's Subadvisor seeks to identify investment opportunities by


- beginning with country selection,



- then assessing local currencies for upside potential and downside risk, and



- evaluating individual securities based on the financial condition and competitiveness of specific issuers.


In making investments in foreign markets, the Subadvisor considers several factors including prospects for currency exchange rates, interest rates, inflation, relative economic growth and governmental policies.

As part of its investment strategy, the Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes or to increase the Fund's investment return. Additionally, the Fund may buy and sell foreign currency options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of foreign economies, and meaningful changes in the issuer's financial condition and competitiveness.


PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:


- interest rates,



- issuer creditworthiness,

                                                         INTERNATIONAL BOND FUND


---------------------------


FLOATERS are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on an INVERSE FLOATER resets in the opposite direction from the interest rate to which the inverse floater is indexed.

---------------------------

In a typical SWAP transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.

---------------------------

PORTFOLIO TURNOVER measures the amount of trading a Fund does during the year.



- market conditions, and


- maturities.


Since the Fund principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.



The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.



There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.



Forward foreign currency contracts involve a risk of loss due to imperfect correlation. The Fund's use of these instruments may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price, interest rate or market movements.



With respect to non-dollar denominated securities, the portfolio manager may use forward currency forward contracts to attempt to mitigate adverse effects of foreign currency fluctuations. These contracts allow the Fund to establish a currency exchange rate with payment and delivery at a future date. They are subject to a risk of loss due to unanticipated changes in currency exchange rates and default by the counterparty to the contract. There can be no assurance that this hedging strategy will be advantageous to the Fund.



The Fund's investments include high-yield debt securities ("junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate or yield because of this increased risk of loss. These securities can also be subject to greater price volatility.



The Fund's principal investments include derivatives, such as FLOATERS, including INVERSE FLOATERS, and foreign currency options, foreign currency forward contracts, securities and securities index options, SWAPS, futures contracts and related options, and mortgage-related and asset-backed securities.



The Fund may use derivatives to try to enhance returns or reduce (hedge) the risk of loss of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives (except for mortgage-related and asset-backed securities) may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.


The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.


Due to its trading strategies, the Fund may experience a PORTFOLIO TURNOVER rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).

INTERNATIONAL BOND FUND


[International Bond Fund Bar Chart]

95                                                                               17.96
96                                                                               13.13
97                                                                                1.15
98                                                                               10.79
99                                                                               -8.94
00                                                                               -6.22
01                                                                                0.48


ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1995-2001)


PAST PERFORMANCE


The bar chart (left) and tables (below) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns (before and after taxes) for a one year period, five year period and the life of the Fund compare to those of a broad-based securities market index. Performance figures for Class A shares, first offered on January 3, 1995, include the historical performance of Class B shares from inception (September 13, 1994) up to December 31, 1994. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from inception up to August 31, 1998. Average annual total returns have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. If they were, returns would be less than those shown. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES


(1995-2001)



                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        7.87%             1/95
  Lowest return/worst quarter                                       -6.25%             3/00






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                                                                                      LIFE OF
                                                                    1 YEAR         5 YEARS            FUND(1)
  International Bond Fund
  Return Before Taxes
    Class A                                                         -3.40%         -0.98%              3.54%
    Class B                                                         -4.25%         -1.07%              3.50%
    Class C                                                         -0.47%         -0.78%              3.50%

  Return After Taxes on Distributions(2)
    Class B                                                         -4.17%         -3.08%              1.02%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    Class B                                                         -0.16%         -1.50%              1.84%

  Salomon Smith Barney(R) Non-U.S. Dollar World Government
  Bond Index(3) (reflects no deduction for fees, expenses, or
  taxes)                                                            -3.54%          0.11%              3.46%






(1) The MainStay International Bond Fund commenced operations on September 13, 1994.



(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares of the Fund. After-tax returns for Class A and C shares may vary.



(3) The Salomon Smith Barney(R) Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                         INTERNATIONAL BOND FUND



FEES AND EXPENSES OF THE FUND


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES
  (fees paid directly from your investment)                         CLASS A         CLASS B         CLASS C

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                4.50%           None            None



  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)(1)                        None            5.00%           1.00%

  Exchange Fee                                                        *               *               *



  Maximum Account Fee                                                 **              **              **

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees(2)                                                 0.70%           0.70%           0.70%

  Distribution and/or Service (12b-1) Fees(3)                        0.25%           1.00%           1.00%



  Other Expenses                                                     1.23%           1.23%           1.23%

  Total Annual Fund Operating Expenses(2)                            2.18%           2.93%           2.93%






* Except for systematic exchanges, exchanges processed via MainStay's automated system, and, as to certain accounts for which tracking data is not available, a $10 fee may be imposed per exchange after five exchanges per calendar year.



** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on accounts with balances below $500. This fee will not be charged on accounts with balances below $500 due to adverse market conditions. There are exceptions. See the Shareholder Guide.



(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.



(2) NYLIM had agreed to waive a portion of its management fee, until the Fund reached $50 million in net assets, through March 11, 2002. As a result, for the fiscal year ended December 31, 2001, the management fee paid was 0.40%, and total annual fund operating expenses were 1.88% for Class A shares and 2.63% for Class B and C shares. Effective March 12, 2002, NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.70% of average daily net assets for Class A shares and 2.45% of average daily net assets for Class B and C shares. This reimbursement may be discontinued at any time without notice.



(3) Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.



EXAMPLE



The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown below. There is no sales charge (load) on reinvested dividends.



                  CLASS A                    CLASS B                                   CLASS C
                             Assuming no   Assuming Redemption         Assuming no   Assuming redemption
  Expenses after             redemption    at the end of each period   redemption    at the end of each period
   1 Year          $  661      $  296               $  796               $  296               $  396

   3 Years         $1,101      $  907               $1,207               $  907               $  907



   5 Years         $1,567      $1,543               $1,743               $1,543               $1,543

  10 Years         $2,850      $3,075               $3,075               $3,252               $3,252




More About Investment
Strategies and Risks

Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.

INVESTMENT POLICIES


The discussion of Principal Investment Strategies for some of the Funds states that the relevant Fund normally invests at least 80% of its assets in a particular type of security. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Fund invests its assets. Accordingly, where a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement.



When the discussion states that a Fund invests primarily in a certain type or style of security, this normally means that the Fund will invest at least 65% of its assets in that type or style of security.


DERIVATIVE SECURITIES

The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currency or indices. Derivative securities may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. A Fund could also lose money if the counterparty to the transaction does not meet its obligations. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

SWAP AGREEMENTS

Certain Funds may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the Tax Information section in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or the Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS


Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. The same procedure and risk exist for forward commitments as for when-issued securities.


FOREIGN SECURITIES


Foreign investments may be more difficult to sell than U.S. investments. They also may subject the Fund to risks different from investing in U.S. securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. A Fund may, however, engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. The risks of lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Fund's Manager or the Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

RISKS OF INVESTING IN HIGH-YIELD SECURITIES ("JUNK BONDS")

High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated are determined to be of equivalent quality by the Manager or the Subadvisor and are sometimes considered speculative.

Investment in high-yield bonds or "junk bonds" involves special risks in addition to the risks associated with investments in higher rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


INVESTMENTS IN TECHNOLOGY SECTOR



Certain Funds intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Funds may invest in companies that incur the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.


INITIAL PUBLIC OFFERINGS


Certain Funds may invest in securities that are made available in initial public offerings ("IPOs"). IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As the Funds grow in size, the positive effect of IPO investments on the Funds may decrease.



ILLIQUID AND RESTRICTED SECURITIES



A Fund's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.


TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash or money market and other investments.

In times of unusual or adverse market, economic or political conditions, the High Yield Corporate Bond Fund may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities.

In unusual market conditions, the International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, some of the Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover for each Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

THE EQUITY INDEX FUND GUARANTEE


NYLIFE LLC ("NYLIFE"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Equity Index Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the net asset value ("NAV") of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.



If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share by the amount of the cash distribution. The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Equity Index Fund. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee. When Equity Index Fund shares are sold, MainStay first redeems the shares you've held longest.


Following the Guarantee Date, the shares of the Equity Index Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the Index.

NYLIFE became a limited liability company on September 30, 1999. Prior to this time, NYLIFE had been a New York corporation incorporated on January 26, 1984. Audited financial statements for NYLIFE for its most recent fiscal year ended December 31, 2001, appear in the Statement of Additional Information.

New York Life is a mutual life insurance company. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Fund, nor New York Life, NYLIM, NYLIFE Distributors Inc., any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.

Even though the Fund is closed to new share purchases, NYLIFE will continue to honor the Guarantee.

For more information on the Guarantee, see the Statement of Additional Information.

Shareholder
Guide

The following pages are intended to help you understand the costs associated with buying, holding and selling your MainStay investments.

BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

The MainStay Funds offered in this Prospectus are offered in three share classes: A, B and C (except for the Equity Index Fund, which only offers Class A shares, and MAP Equity Class I shares, which are offered in a separate prospectus). These classes differ only in their sales, service and/or distribution expenses and any other specific expenses the Board of Trustees may approve. When you invest in Class A shares you generally pay an initial sales charge, but Class A shares have lower ongoing service and/or distribution expenses than either Class B or Class C shares. (These service and/or distribution expenses are also known as Rule 12b-1 fees; none of the Money Market Fund share classes have sales charges or Rule 12b-1 fees.) A more complete description of each class follows. You may want to review these arrangements with your investment professional before selecting which class to invest in.

                            CLASS A SHARES        CLASS B SHARES           CLASS C SHARES
  Initial sales charge        Yes               No                       No

  Ongoing service and/or      0.25%             0.75%                    0.75%
  distribution fee                              distribution(1)          distribution(1)
                                                0.25% service            0.25% service
                                                1.00% total(2)           1.00% total(2)



  Contingent deferred         None in           Sliding scale over       1% on sale of
  sales charge                most cases        six years                shares held for one
                                                                         year or less

  Redemption Fee              No                No                       No



  Conversion feature          No                Yes                      No

(1) 0.25% for the Tax Free Bond Fund.

(2) 0.50% of the Tax Free Bond Fund.

CLASS A SHARE CONSIDERATIONS


- When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value ("NAV"), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following tables show. We also describe below how you may reduce or eliminate the initial sales charge. (See "Reducing the Initial Sales Charge.")


- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you're usually better off purchasing Class A shares and paying an up-front sales charge if you:

  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or eliminated sales charge.

SHAREHOLDER GUIDE

- As compared to Class B and Class C shares, with Class A shares:

  - your per share dividends, if any, will be higher;

  - your NAV per share will generally be higher; and

  - total performance per share will be higher.

CLASS A SHARES SALES CHARGE TABLES


Equity Index Fund*:



                                                SALES CHARGE AS
                                                A                           SALES CHARGE
  PURCHASE                                      % OF OFFERING               AS A % OF
  AMOUNT                                        PRICE                       NAV
  Less than $100,000                                   3.00%                    3.09%
  $100,000 to $249,999                                 2.50%                    2.56%
  $250,000 to $499,999                                 2.00%                    2.04%
  $500,000 to $999,999                                 1.50%                    1.52%



  $1,000,000 or more**                               None                       None


Global High Yield Fund, International Bond Fund, High Yield Corporate Bond Fund, Strategic Income Fund, Government Fund, Tax Free Bond Fund:


                                                SALES CHARGE AS             SALES CHARGE
  PURCHASE                                      A % OF OFFERING             AS A % OF
  AMOUNT                                        PRICE                       NAV
  Less than $100,000                                   4.50%                    4.71%
  $100,000 to $249,000                                 3.50%                    3.63%
  $250,000 to $499,000                                 2.50%                    2.56%
  $500,000 to $999,000                                 2.00%                    2.04%



  $1,000,000 or more**                               None                       None



Select 20 Equity Fund, Small Cap Growth Fund, Small Cap Value Fund***, Mid Cap Growth Fund, Capital Appreciation Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Equity Income Fund, MAP Equity Fund, Research Value Fund, Value Fund, Strategic Value Fund, Convertible Fund, Total Return Fund, International Equity Fund and U.S. Large Cap Equity Fund:



                                                SALES CHARGE AS             SALES CHARGE
  PURCHASE                                      A % OF OFFERING             AS A % OF
  AMOUNT                                        PRICE                       NAV
  Less than $50,000                                    5.50%                    5.82%
  $50,000 to $99,999                                   4.50%                    4.71%
  $100,000 to $249,999                                 3.50%                    3.63%
  $250,000 to $499,999                                 2.50%                    2.56%
  $500,000 to $999,999                                 2.00%                    2.04%
  $1,000,000 or more**                               None                       None






* Closed to new investors and new share purchases.


** No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.


*** Closed to new investors.

                                                               SHAREHOLDER GUIDE

- REDUCING THE INITIAL SALES CHARGE

As the Sales Charge Tables show, the larger your investment, the lower your initial sales charge, and there is no initial sales charge for investments of $1 million or more. You can increase the amount of your investment to reduce your initial sales charge, in the following ways:

  RIGHTS OF ACCUMULATION

  You can count towards the amount of your investment your total account value in all share classes of The MainStay Funds (except shares in the MainStay Money Market Fund that were not previously in another Fund). (We may terminate or change this privilege at any time on written notice.) For example, if you have $1 million invested in Class B shares, you can invest in Class A shares of any MainStay Fund without an initial sales charge.

  LETTER OF INTENT

  You can sign a Letter of Intent, in which you agree to invest a certain amount (your goal) in any of the MainStay Funds over a 24-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $100,000, and the sales charge will be adjusted if you do not meet your goal.

  COMBINE WITH FAMILY MEMBERS


  You can also count towards the amount of your investment all investments in any of The MainStay Funds, in any class of shares, by your spouse and your children under age 21 ("Family Members"), including their Rights of Accumulation and goals under a Letter of Intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. See "Purchase, Redemption, Exchanges and Repurchase--Reduced Sales Charges" in the Statement of Additional Information.


  TELL US YOUR INVESTMENT AMOUNT

  To receive the reduced sales charge, you must tell us about any eligible amounts under Rights of Accumulation or a Letter of Intent that you and your Family Members have at the time of your initial or subsequent purchase. For example, if an initial investment that was less than $1 million grows to over $1 million, you must tell us that you qualify to purchase Class A shares without an initial sales charge when you make a subsequent investment.

- GROUP RETIREMENT PLAN PURCHASES

You will not pay an initial sales charge if you purchase shares through a group retirement plan (other than non-ERISA 403(b) plans and IRA plans) that reaches either:

  - 50 or more participants; or

  - an aggregate investment in shares of any class of the Funds of $1,000,000 or more.

Rights of Accumulation and goals under a Letter of Intent will count towards the investment amount for purposes of eliminating or reducing the sales charge.

You must tell us about any initial or subsequent purchases that qualify for a reduced or eliminated sales charge. For example, if the number of participants in your plan increases to 50 or more subsequent to your initial investment, you must tell us in order to purchase Class A shares without an initial sales charge.

SHAREHOLDER GUIDE

If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes. Class B and Class C shares may not be available to new retirement plan accounts, which would be directed to invest in Class A shares.

- PURCHASES THROUGH FINANCIAL SERVICES FIRMS


You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a special arrangement with NYLIFE Distributor Inc., the Funds Distributor. The Funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.


- CONTINGENT DEFERRED SALES CHARGE

If you receive a reduced initial sales charge or your initial sales charge is eliminated, we may impose a contingent deferred sales charge of 1% if you redeem or exchange your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Funds and of New York Life and its affiliates. These categories are described in the Statement of Additional Information.


For more information about these considerations, call your investment professional or MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC, the Funds' Transfer Agent and an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase--Contingent Deferred Sales Charge, Class A" in the Statement of Additional Information.


- 529 PLANS


When shares of the Funds are sold to a qualified tuition program operating under
Section 529 of the Internal Revenue Code such a program may purchase Class A shares without an initial sales load.


CLASS B SHARE CONSIDERATIONS

Since you pay no initial sales charge, an investment of less than $1 million in Class B shares buys more shares than the same investment would in Class A shares. But you pay higher ongoing service and/or distribution fees.

- As compared to Class A shares, with Class B shares:

  - your per share dividends, if any, will be lower,

  - your NAV will generally be lower, and

  - total performance per share will be lower.

                                                               SHAREHOLDER GUIDE

---------------------------


Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders pay higher ongoing Rule 12b-1 fees over the life of their investment.


- In most circumstances, you may pay a contingent deferred sales charge if you sell Class B shares within six years of buying them, as shown in the following table:

                                               CONTINGENT DEFERRED SALES CHARGE AS A
               FOR SHARES                       % OF AMOUNT REDEEMED SUBJECT TO THE
              SOLD IN THE:                                     CHARGE
  First year                                                    5.0%

  Second year                                                   4.0%

  Third year                                                    3.0%

  Fourth year                                                   2.0%

  Fifth year                                                    2.0%

  Sixth year                                                    1.0%

  Thereafter                                                    None

  There are exceptions. See the Statement of Additional Information.

- When you sell Class B shares, the Fund first redeems the shares you've received through reinvestment of dividends and capital gains and then shares you've held longest to minimize your sales charges.

- Class B shares convert to Class A shares at the end of the calendar quarter eight years after the date they were purchased. This reduces service and/or distribution fees.

- If you owned your Class B shares of any MainStay Fund on October 24, 1997, when the conversion feature was implemented, they will be converted on or about December 31, 2005.

- The Funds expect all share conversions to be made on a tax-free basis. If this cannot be reasonably assured, the Trustees reserve the right to modify or eliminate this share class conversion feature.

- The Funds' Distributor, NYLIFE Distributors Inc., or its affiliates, at their expense, also may from time to time provide additional promotional incentives and/or compensation, including commission payments for sales of Class B shares, to dealers who sell Fund shares or provide services to shareholders.

CLASS C SHARE CONSIDERATIONS

- Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. But you pay higher ongoing service and/or distribution fees.

- As compared to Class A shares, with Class C shares:

  - your per share dividends, if any, will be lower,

  - your NAV will generally be lower, and

  - total performance per share will be lower.

- You may pay a 1% contingent deferred sales charge only if you redeem shares held for one year or less.

- As is the case with Class B shares, the Funds first redeem the shares you've received through reinvestment of dividends and capital gains and then shares you have held longest to minimize your sales charges.

INFORMATION ON FEES AND SALES CHARGES

Rule 12b-1 Plans

Each Fund offered in this Prospectus, other than the Money Market Fund, has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for each class of shares pursuant to which service and/or distribution fees

SHAREHOLDER GUIDE

---------------------------


"GOOD ORDER" means all the necessary information, signatures and documentation have been received.


are paid to the Distributor. The Class A 12b-1 fee may be paid for distribution or service activities. The Class B and Class C 12b-1 plans each provide for the payment of both a distribution and a service fee. The distribution fee is intended to pay the Distributor for distribution services which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Funds and may cost more than other types of sales charges.

Contingent Deferred Sales Charge, Class B and Class C


A contingent deferred sales charge may be imposed on redemptions of Class B and Class C shares of the Funds, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years or Class C shares in that Fund for the preceding year.


However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

- the current aggregate net asset value of Class B or Class C shares of that Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

- the current aggregate net asset value of Class B or Class C shares of that Fund purchased through reinvestment of dividends or distributions; plus

- increases in the net asset value of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years for Class B shares or one year for Class C shares.

The contingent deferred sales charge will be paid to and retained by the Distributor. For information about waivers, see the Statement of Additional Information.

BUYING, SELLING AND EXCHANGING MAINSTAY SHARES

HOW TO OPEN YOUR MAINSTAY ACCOUNT


Return your completed MainStay Funds application in GOOD ORDER with a check for the amount of your investment to your investment professional or directly to The MainStay Funds, NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. If your initial investment is at least $5,000 in any Fund but the Money Market Fund, have your investment professional place your order by phone. If you place your order by phone, MSS must receive your completed application and check in good order within three business days.


(MainStay cannot process Money Market Fund purchases by phone.)

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.


You buy shares at net asset value ("NAV") (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4 pm eastern time, except for the Money Market Fund, which is calculated at noon) on the New York Stock Exchange (the "Exchange") every

                                                               SHAREHOLDER GUIDE

day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MSS receives your order in good order.

INVESTMENT MINIMUMS

The following minimums apply if you are investing in the Funds:

- $500 for any single MainStay Fund except the Money Market Fund;

- $1,000 for the Money Market Fund;

- $50 for each subsequent investment; or

- $100 for initial and $50 for subsequent purchases through a monthly systematic investment plan (except for the Money Market Fund, as indicated above).

- The minimum initial investment amount is waived for purchases by the Trustees, Directors and employees of New York Life and its affiliates and subsidiaries.

- The Fund may also accept investments of smaller amounts at their discretion.

SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT


                                        HOW                                               DETAILS

  BY WIRE:             You or your registered representative      The wire must include:
                       should call MSS toll-free at               * name(s) of investor(s);
                       1-800-MAINSTAY (1-800-624-6782) to         * your account number; and
                       obtain an account number and wiring        * Fund Name and Class of shares.
                       instructions. Wire the purchase            Your bank may charge a fee for the wire transfer.
                       amount to:
                       State Street Bank and Trust Company
                       * ABA #011-0000-28
                       * The MainStay Funds (DDA #99029415)
                       * Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MSS must
                       receive your wired money by 4 pm
                       eastern time.

  BY PHONE:            Have your investment professional          * You cannot buy Money Market Fund shares by phone.
                       call MSS toll-free at 1-800-MAINSTAY       * MSS must receive your application and check, payable
                       (1-800-624-6782) between 8 am and 6          to The MainStay Funds, in good order within three
                       pm eastern time any day the New York         business days. If not, MSS can cancel your order and
                       Stock Exchange is open. Call before 4        hold you liable for costs incurred in placing it.
                       pm to buy shares at the current day's      * $5,000 minimum.
                       net asset value (NAV).                     Be sure to write on your check:
                                                                  * Fund name and Class of shares;
                                                                  * your account number; and
                                                                  * name(s) of investor(s).




  BY MAIL:             Return your completed MainStay Funds       Make your check payable to
                       Application with a check for the           The MainStay Funds.
                       amount of your investment to:              * $500 minimum except for the Money Market Fund for
                       The MainStay Funds                           which the minimum is $1,000.
                       P.O. Box 8401                              Be sure to write on your check:
                       Boston, MA 02266-8401                      * name(s) of investor(s); and
                                                                  * Fund name and Class of shares.

                                                               SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES OF THE FUNDS


                                            HOW                                                 DETAILS

  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company.               * name(s) of investor(s);
                       * ABA #011-0000-28                                 * your account number; and
                       * The MainStay Funds (DDA #99029415)               * Fund name and Class of shares.
                       * Attn: Custody and Shareholder Services.
                                                                          Your bank may charge a fee for the wire transfer.
                         To buy shares the same day, MSS must
                         receive your wired money by 4 pm eastern
                         time.

  ELECTRONICALLY:      * Call MSS toll-free at 1-800-MAINSTAY             Eligible investors can purchase shares by using
                         (1-800-624-6782) between 8 am and 6 pm           electronic debits from a designated bank account.
                         eastern time any day the New York Stock
                         Exchange is open to make an ACH purchase;
                         call before 4 pm to buy shares at the
                         current day's net asset value (NAV); or
                       * visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                             Make your check payable to The MainStay Funds.
                       The MainStay Funds                                 * $50 minimum.
                       P.O. Box 8401
                       Boston, MA 02266-8401                              Be sure to write on your check:
                                                                          * name(s) of investor(s);
                       Send overnight orders to:                          * your account number; and
                       The MainStay Funds                                 * Fund name and Class of shares.
                       c/o Boston Financial
                       Data Services
                       66 Brooks Drive
                       Braintree, MA 02184




SHAREHOLDER GUIDE

SELLING SHARES


                                        HOW                                             DETAILS
  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              * MSS will only send checks to the account's owner
                       Call MSS toll-free at 1-800-MAINSTAY         at the owner's address of record and generally
                       (1-800-624-6782) between 8 am and 6          will not send checks to addresses on record for
                       pm eastern time any day the New York         30 days or less.
                       Stock Exchange is open. Call before 4      * The maximum order MSS can process by phone is
                       pm to sell shares at the current             $100,000.
                       day's NAV.

                       TO RECEIVE PROCEEDS BY WIRE:               * Generally, after receiving your sell order by
                       Call MSS toll-free at 1-800-MAINSTAY         phone, MSS will send the proceeds by bank wire to
                       (1-800-624-6782) between 8 am and 6          your designated bank account the next business
                       pm eastern time any day the New York         day, although it may take up to seven days to do
                       Stock Exchange is open. Eligible             so. Your bank may charge you a fee to receive the
                       investors may sell shares and have           wire transfer.
                       proceeds electronically credited to a      * MSS must have your bank account information on
                       designated bank account.                     file.
                                                                  * There is a $11 fee for wire redemptions.



                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      * MSS must have your bank account information on
                       ACH:                                         file.
                                                                  * Proceeds will take 2-3 days to reach your
                                                                    account.
                                                                  * No fee.

  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       The MainStay Funds                         * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:                  Obtain a Medallion signature guarantee or other
                       The MainStay Funds                         documentation, as required.
                       c/o Boston Financial                       There is a $15 fee for checks mailed to you
                       Data Services                              overnight.
                       66 Brooks Drive
                       Braintree, MA 02184




                                                               SHAREHOLDER GUIDE

---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from the sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
---------------------------

CONVENIENT, YES . . .
BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that The MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless The MainStay Funds or MSS fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:
- all phone calls with service representatives are tape recorded; and

- written confirmation of every transaction is sent to your address of record.

MSS and MainStay reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

REDEMPTIONS-IN-KIND
MainStay reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio.

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES
When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same class of any MainStay Fund without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting.

MONEY MARKET FUND CHECK WRITING

You can sell shares of the Money Market Fund by writing checks for $100 or more. You need to complete special forms to set up check-writing privileges. You cannot close your account by writing a check. This option is not available for IRAs or qualified retirement plans.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, or by calling MSS toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

Systematic Investing

MainStay offers three automatic investment plans.

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment

Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of request and shares must not be in certificate form.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

SHAREHOLDER GUIDE

---------------------------

MSS tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

---------------------------
Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Exchanging Shares Among MainStay Funds
You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares between classes. If you sell Class B or Class C shares and then buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares.

You may not exchange shares in one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. Currently, the Small Cap Value Fund and Equity Index Fund are closed to new investors.


You may not exchange shares in one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases. Currently, the Equity Index Fund is closed to new investors and new share purchases.


The exchange privilege is not intended as a vehicle for short term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed or frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, in order to maintain a stable asset base in the Funds and to reduce Fund administrative expenses borne by each Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via MainStay's automated system, on exchanges processed on the MainStay website, and on certain accounts, such as retirement plans and broker omnibus accounts where no participant is listed, for which tracking data is not available. MSS reserves the right to refuse any purchase or exchange requests that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to, or actually engages in, excessive trading.

The Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

In certain circumstances you may have to pay a sales charge. Sales charges apply when you:

- exchange Class A shares of the Money Market Fund for Class A shares of another Fund, unless you've already paid the sales charge on those shares; or

- exchange Class B shares of the Money Market Fund for Class B shares of another Fund and redeem within six years of the original purchase; or

- exchange Class C shares of the Money Market Fund for Class C shares of another Fund and redeem within one year of the original purchase.

                                                               SHAREHOLDER GUIDE

In addition, if you exchange Class B or Class C shares of a Fund into Class B or Class C shares of the Money Market Fund or you exchange Class A shares of a Fund subject to the 1% CDSC into Class A shares of the Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Class A shares also stops until you exchange back into Class B shares of another MainStay Fund.

Investing for Retirement

Except for the Tax Free Bond Fund, you can purchase shares of any of the MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are provided for IRA, ROTH IRA, Coverdell Education Savings Account (CESA) (previously named Education IRA) as well as SEP, SARSEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Money Market Fund Exchanges

If you exchange all your shares in the MainStay Money Market Fund for shares of the same class in another Fund, any dividends that have been declared but not yet distributed will be credited to the new Fund account. If you exchange all your shares in the Money Market Fund for shares in more than one Fund, undistributed dividends will be credited to each of the new Funds according to the number of exchanged shares in each Fund.

GENERAL POLICIES

Buying Shares

- All investments must be in U.S. dollars with funds drawn on a U.S. bank.

- MSS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time. If your check or ACH purchase is returned unpaid due to insufficient funds, your order will be canceled and your account will be charged a $20 fee for each returned check or ACH purchase. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.


- A Fund may, in its discretion, reject any order for the purchase of shares.


Selling Shares

- If you have share certificates, you must return them with a written redemption request.

- Your shares will be sold at the next net asset value (NAV) calculated after MSS receives your request in good order. MSS will make the payment within seven days after receiving your request in good order.


- If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

SHAREHOLDER GUIDE

---------------------------

When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MSS immediately. If you fail to notify MSS within one year of the transaction, you may be required to bear the costs of correction.

- When you sell Class B or Class C shares, or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.


- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses may, however, be denied.


- MSS requires a written order to sell shares if:

  - an account has submitted a change of address in the previous 30 days.

- MSS requires a written order to sell shares and a Medallion signature guarantee if:


  - MSS does not have on file required bank information to wire funds;


  - the proceeds from the sale will exceed $100,000;

  - the proceeds of the sale are to be sent to an address other than the address of record; or


  - the proceeds are to be payable to someone other than the account holder(s).


In the interests of all shareholders, The MainStay Funds reserve the right to:

- change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

- change or discontinue the systematic withdrawal plan upon notice to shareholders;

- charge a $12 annual account fee (maximum of $36 per social security or tax I.D. number) on accounts with balances less than $500 and close accounts with balances less than $250 (by redeeming all shares held and sending proceeds to the address of record). The fee is not charged on retirement plan accounts, accounts with automatic investment plans and accounts for which tracking data is not available; and/or

- change the minimum investment amounts.

Additional Information


The policies and fees described in this Prospectus govern transactions with The MainStay Funds. If you invest through a third party--bank, broker, 401(k), financial adviser or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.


From time to time the Trust may close and reopen any of its Funds to new investors or new share purchases at its discretion. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

                                                               SHAREHOLDER GUIDE

---------------------------

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Medallion Signature Guarantees


A Medallion signature guarantee helps protect against fraud. To protect your account, each Fund and MSS from fraud, Medallion signature guarantees are required for joint accounts and to enable a Fund to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more for an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact MSS toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.


Determining the Funds' Share Prices (NAV) and the Valuation of Securities


The Funds generally calculate the share price of each Fund (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4 pm eastern time), except for the Money Market Fund, for which the NAV share is calculated at noon, every day the Exchange is open. The value of the Funds' investments is based on current market prices (amortized cost, in the case of the Money Market Fund). If current market values are not available, investments will be valued by another method that the Board of Trustees believes accurately reflects fair value. Changes in the value of the Funds' securities after the close of regular trading will not be reflected in the calculation of NAV unless the Manager or Subadvisor deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made. Certain Funds invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. The NAV of those Funds' shares may change on days when shareholders will not be able to purchase or redeem shares.


FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Dividends

The Money Market Fund declares dividends daily and pays them monthly. You begin earning dividends the next business day after MSS receives your purchase request in good order.

The Global High Yield, Government, High Yield Corporate Bond, International Bond, Strategic Income, and Tax Free Bond Funds declare and pay dividends monthly. The other Funds, except Equity Index Fund, declare and pay any dividends quarterly. The Equity Index Fund declares and pays any dividends at least annually.

SHAREHOLDER GUIDE

---------------------------

SEEK PROFESSIONAL ASSISTANCE. Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.
---------------------------
DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.
---------------------------
BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.
---------------------------
MSS reserves the right to automatically reinvest dividend distributions of less than $10.00.

Dividends are normally paid on the first business day of each month after a dividend is declared.

When the Funds Pay Capital Gains
The Fund will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings

You may receive your share of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your investment professional (if permitted by the broker-dealer) or MSS directly. The seven choices are:

1. Reinvest earnings in:

   - the same Fund; or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take everything in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or new share purchases) and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

UNDERSTAND THE TAX CONSEQUENCES

Most of your earnings are taxable

Virtually all of the dividends and capital gains distributions you receive from The MainStay Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of an Equity Fund, if any, will generally be a result of long-term capital gains and short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed income securities (particularly earnings generated by a Fixed Income Fund) will generally be taxable as ordinary income.

The Tax Free Bond Fund may earn taxable income. In addition, dividends earned from tax-exempt securities may be subject to state and local taxes. Any gains from sales of shares of this Fund will generally be taxable.

MSS will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary

                                                               SHAREHOLDER GUIDE

income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.


The Funds may be required to withhold U.S. Federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.


Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction may be subject to taxes.

"Tax-free" Rarely Means "Totally Tax-Free"

- Tax Free Bond Fund (or any tax-free fund) may earn taxable income--in other words, you may have taxable income even from a generally tax-free fund.

- Tax-exempt dividends may still be subject to state and local taxes.

- Any time you sell shares--even shares of a tax-free fund--you will be subject to tax on any gain (the rise in the share price).

- If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

- If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, the amount that would have been treated as a tax-free dividend will instead be treated as a taxable part of the sales proceeds.

- Some tax-exempt income may be subject to the alternative minimum tax.

- Capital gains declared in a tax-free Fund are not tax free.

Know With Whom
You're Investing

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?


New York Life Investment Management LLC ("NYLIM" or the "Manager"), NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Funds' Manager. In conformity with the stated policies of the Funds, NYLIM administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board of Trustees. The Manager commenced operations in April, 2000, and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.


The Manager has delegated its portfolio management responsibilities for certain Funds to the Subadvisors.

The Manager also pays the salaries and expenses of all personnel affiliated with the Funds, and all the operational expenses that aren't the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended December 31, 2001, the Trust, on behalf of each Fund, paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of that Fund as follows:


                                                                 RATE PAID FOR THE
                                                                     YEAR ENDED
                                                                 DECEMBER 31, 2001
  Select 20 Equity Fund                                                0.42%

  Small Cap Growth Fund                                                1.00%
  Small Cap Value Fund                                                 1.00%

  Mid Cap Growth Fund                                                  0.38%
  Capital Appreciation Fund                                            0.53%

  Blue Chip Growth Fund                                                1.00%
  Equity Index Fund                                                    0.50%

  Growth Opportunities Fund                                            0.70%
  Equity Income Fund                                                   0.70%

  MAP Equity Fund                                                      0.57%
  Research Value Fund                                                  0.85%

  Value Fund                                                           0.60%
  Strategic Value Fund                                                 0.75%

  Convertible Fund                                                     0.72%
  Total Return Fund                                                    0.61%

  High Yield Corporate Bond Fund                                       0.56%
  Strategic Income Fund                                                0.60%

  Government Fund                                                      0.60%
  Tax Free Bond Fund                                                   0.60%

  Money Market Fund                                                    0.27%
  International Equity Fund                                            1.00%

  Global High Yield Fund                                               0.00%*
  International Bond Fund                                              0.40%



* The Global High Yield Fund's management fee is an annual percentage of 0.70% of average daily net assets. The Manager had agreed to voluntarily reduce its fee payable with respect to the Fund to an annual percentage of 0.50% of average daily net assets and also voluntarily agreed to limit total annual fund operating expenses through March 11, 2002. As a result, the entire management fee was waived.



Since the U.S. Large Cap Equity Fund commenced investment operations on January 2, 2002, no fees were paid for the fiscal year ended December 31, 2001. It is estimated that the Manager will receive an aggregate fee for services performed for this Fund of 0.60% of the average daily net assets of such Fund.


Each Fund, pursuant to an Accounting Agreement with the Manager, will bear an allocable portion of the Manager's cost of performing certain bookkeeping and pricing services. Each Fund pays the Manager a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.


The Manager is not responsible for records maintained by the Funds' Custodians, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Subadvisors, except to the extent expressly provided in the Management Agreements between the Manager and the Trust, on behalf of the Funds.

WHO MANAGES YOUR MONEY?


NYLIM serves as Manager of the assets of the Funds. NYLIM commenced operations in April, 2000, and is a Delaware limited liability company. NYLIM is an indirect wholly-owned subsidiary of New York Life. As of December 31, 2001, NYLIM and its affiliates managed over $150 billion in assets.


NYLIM is responsible for the day-to-day portfolio management of the Equity Index and Growth Opportunities Funds. Under the supervision of the Manager, the following Subadvisors are responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the remaining 22 funds. For these services, each Subadvisor is paid a monthly fee by the Manager, not the Funds. The Funds' Trustees oversee the management and operations of the Funds.


MACKAY SHIELDS LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th St., New York, New York 10019, is the Subadvisor to each Fund in this Prospectus except the Small Cap Value, Blue Chip Growth, Equity Index, Growth Opportunities, MAP Equity, Research Value and U.S. Large Cap Equity Funds. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of December 31, 2001, MacKay Shields managed over $31 billion in assets.


GABELLI ASSET MANAGEMENT COMPANY ("Gabelli"), One Corporate Center, Rye, New York 10580, serves as Subadvisor to the Blue Chip Growth Fund. Gabelli was formed in 1978, and as of December 31, 2001, acts as investment adviser to institutional and individual investors with aggregate assets of approximately $24.8 billion.

JOHN A. LEVIN & CO., INC. ("John A. Levin"), One Rockefeller Plaza, 25th Floor, New York, New York 10020, serves as Subadvisor to the Research Value Fund. Together with its predecessor, John A. Levin has provided investment advisory services to clients since 1982. As of December 31, 2001, John A. Levin had assets under management of approximately $14.3 billion.


DALTON, GREINER, HARTMAN, MAHER & CO. ("Dalton, Greiner"), 565 Fifth Avenue, Suite 2101, New York, New York 10017, serves as Subadvisor to the Small Cap Value Fund. Dalton, Greiner is a value-driven investment manager specializing in smaller capitalization equities. The firm, founded in 1982, manages more than $2 billion in assets.



MARKSTON INTERNATIONAL LLC ("Markston International"), 50 Main Street, White Plains, New York 10606, is the Subadvisor to the MAP Equity Fund. As of December 31, 2001, Markston managed approximately $550 million in assets.


MCMORGAN & COMPANY LLC ("McMorgan"), One Bush Street, Suite 800, San Francisco, California 94104, is the Subadvisor to the U.S. Large Cap Equity Fund. McMorgan was founded in 1969 as an independent investment advisory firm. The firm was privately held until September 28, 2001 when it became a wholly-owned subsidiary of New York Life. McMorgan also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusteed plans. As of December 31, 2001, the Subadvisor had approximately $26 billion of assets under management, including investment company assets of approximately $805 million.

PORTFOLIO MANAGERS:



BLUE CHIP GROWTH FUND--Howard F. Ward



CAPITAL APPRECIATION FUND--Rudolph C. Carryl and Edmund C. Spelman



CONVERTIBLE FUND--Edmund C. Spelman, Thomas Wynn and Edward Silverstein



EQUITY INCOME FUND--Richard A. Rosen and Michael C. Sheridan



EQUITY INDEX FUND--Jefferson C. Boyce and Stephen B. Killian



GLOBAL HIGH YIELD FUND--Joseph Portera



GOVERNMENT FUND--Gary Goodenough and Joseph Portera



GROWTH OPPORTUNITIES FUND--James Agostisi and Patricia S. Rossi



HIGH YIELD CORPORATE BOND FUND--Donald E. Morgan and J. Matthew Philo



INTERNATIONAL BOND FUND--Joseph Portera



INTERNATIONAL EQUITY FUND--Rupal J. Bhansali



MAP EQUITY FUND--Michael Mullarkey, Roger Lob and Christopher Mullarkey



MID CAP GROWTH FUND--Rudolph C. Carryl, and Edmund C. Spelman



MONEY MARKET FUND--Claude Athaide



RESEARCH VALUE FUND--John W. Murphy and Daniel M. Theriault



SELECT 20 EQUITY FUND--Rudolph C. Carryl, Richard A. Rosen, Mark T. Spellman and Edmund C. Spelman



SMALL CAP GROWTH FUND--Rudolph C. Carryl and Edmund C. Spelman



SMALL CAP VALUE FUND--Timothy G. Dalton, Jr., Kenneth J. Greiner and Stephen J. Bruno



STRATEGIC INCOME FUND--Joseph Portera



STRATEGIC VALUE FUND--Donald E. Morgan, Mark T. Spellman and Thomas Wynn



TAX FREE BOND FUND--John Fitzgerald and Laurie Walters



TOTAL RETURN FUND--Rudolph C. Carryl, Gary Goodenough, Christopher Harms and Edmund C. Spelman



U.S. LARGE CAP EQUITY FUND--Team managed (McMorgan)



VALUE FUND--Richard A. Rosen



PORTFOLIO MANAGER BIOGRAPHIES:


JAMES AGOSTISI Mr. Agostisi has managed the Growth Opportunities Fund since inception. He was a Director of Portfolio Management of Madison Square Advisors from 1998 to 2001. Mr. Agostisi has been a Director of NYLIM since April 2000. He has more than 15 years of investment experience at New York Life and has been working in the equity market since 1989.

CLAUDE ATHAIDE PH.D., CFA Mr. Athaide became a manager of the Money Market Fund in July 2000. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with Republic

National Bank from May 1995 to August 1995. Mr. Athaide has over 5 years of investment experience. Mr. Athaide became a Chartered Financial Analyst in 2000.


RUPAL J. BHANSALI Ms. Bhansali joined Mackay Shields as Managing Director and Head of the International Equity Division Product in 2001. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios from 1995 to 2000. She assumed responsibilities as Portfolio Manager for the Mainstay International Equity Fund in 2001. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and an undergraduate degree in business from the University of Bombay.


JEFFERSON C. BOYCE Mr. Boyce has managed the Equity Index Fund since 1999. Mr. Boyce has been an employee of NYLIM since March 2000 and was Chairman and Chief Executive Officer of Monitor Capital Advisors LLC from 1997 to 2001. Prior to that he was Senior Vice President of Monitor Capital from 1992 to 1997. Mr. Boyce is also a Senior Vice President of New York Life and serves as an officer and/or director of various other subsidiaries and affiliated entities of New York Life.


STEPHEN J. BRUNO, CFA Mr. Bruno has been a manager of the Small Cap Value Fund since April 2000. Mr. Bruno joined Dalton, Greiner in 1990 and is executive vice president. He is also a member of the firm's Management Committee. From May 1989 to April 1990, he was an investment analyst with Dillon, Reed Capital, Inc. Previously, he was an analyst with Chase Manhattan Bank's Pension Consulting Group. From 1986 to 1988, he was associated with Morgan Stanley Group, Inc. as an analyst in their Investment Banking and Equity Divisions. He received a B.A. in 1986 and his M.B.A. in 1990 from New York University.


RUDOLPH C. CARRYL Mr. Carryl has managed the Capital Appreciation and Total Return Funds since 1992, and the Select 20 Equity, Small Cap Growth and Mid Cap Growth Funds since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.


TIMOTHY G. DALTON, JR., CFA Mr. Dalton has managed the Small Cap Value Fund since inception. Mr. Dalton has been Dalton, Greiner's Chairman and Chief Investment Officer since 1990. From April 1990 to December 2000 he was Chief Executive Officer. From November 1982 to April 1990, he was President and CEO of Dillon, Reed Capital Inc. From 1976 until October 1982, he was Senior Vice President of Oppenheimer Capital Corp. and a partner of its parent, Oppenheimer & Co. At Oppenheimer Capital, he personally managed substantial pension account assets and also served as Director of Research and Co-Chairman of the firm's Investment Policy Committee. He previously served as Senior Vice President and Director of The Robinson Humphrey Company and as Managing Partner of Franklin Capital Investors. He graduated from Northwestern University in 1960, and received an M.A. degree in Economics from Princeton University in 1962. Mr. Dalton is a former Director of the New York Society of Security Analysts.

JOHN FITZGERALD, CFA Mr. Fitzgerald became a manager of the Tax Free Bond Fund in July 2000. Mr. Fitzgerald joined MacKay Shields in 2000. Prior to joining MacKay Shields in 2000, Mr. Fitzgerald was a Vice President and Senior Portfolio Manager with Citibank Asset Management where he managed tax-exempt fixed income accounts for institutions and high net-worth individuals from August 1999 to May 2000. With more than ten years investment experience, Mr. Fitzgerald was a Vice President and Portfolio Manager at BlackRock Inc. and an Assistant Vice President at TCW Insurance Advisors. Mr. Fitzgerald holds a BS from Fordham University, an MBA from New York University and is a Chartered Financial Analyst.

GARY GOODENOUGH Mr. Goodenough became a manager of the Government Fund and the Total Return Fund in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-head of Fixed Income in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.


KENNETH J. GREINER, CFA Mr. Greiner has managed the Small Cap Value Fund since inception. Mr. Greiner has been president of Dalton, Greiner since 1990 and is currently chief executive officer. He is also a member of the firm's Management Committee. From June 1983 to April 1990, he was a senior vice president of Dillon, Reed Capital Inc. Previously, he was with the College Retirement Equities Fund for eleven years, where he was a senior portfolio manager, analyst and member of the Investment Committee. From 1968 to 1972, he was associated with Chemical Bank as an analyst and portfolio manager. He graduated from Bucknell University in 1967, and received his M.B.A. from Baruch College in 1969.


CHRISTOPHER HARMS Mr. Harms has managed the Total Return Fund since July 2000 and managed the Government Fund from 1999 to July 2000. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years of prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

STEPHEN B. KILLIAN Mr. Killian has managed the Equity Index Fund since 1999. Mr. Killian has been a Managing Director of NYLIM since March 2000. In this role, he has portfolio management responsibility for international equity funds, active quantitative equity portfolios and development of quantitative strategies. He was a Portfolio Manager with Monitor Capital Advisors LLC from 1997 to 2001. Mr. Killian was a Partner and Senior Portfolio Manager at Rhumbline Advisers from 1992 to 1997.


ROGER LOB Mr. Lob has an MBA from Columbia Business School, is a Member of Markston International and has been a portfolio manager for the MAP Equity Fund, or its predecessors, since 1987.



DONALD E. MORGAN Mr. Morgan has managed the High Yield Corporate Bond Fund since 1999 and the Strategic Value Fund since 2002. Mr. Morgan is a Managing Director and head of the High Yield Division at MacKay Shields. He joined MacKay Shields in 1997 as an Associate Director, and was promoted to Director in 1999 and to Managing Director in 2000. Prior to joining MacKay Shields, he was a High Yield Analyst with Fidelity Management & Research. Prior thereto, he was an Engineer at QuestTech Inc. Mr. Morgan became a Chartered

Financial Analyst in 1998, and has more than 8 years experience in investment management and research.

CHRISTOPHER MULLARKEY Mr. Mullarkey is a Member of Markston International, has nine years of experience in the investment business and has been a manager for the MAP Equity Fund since 2002.


MICHAEL MULLARKEY Mr. Mullarkey has an MBA from Harvard Business School, is Managing Member of Markston International and has been a portfolio manager of the MAP Equity Fund, or its predecessors, since 1981.


JOHN (JACK) W. MURPHY Mr. Murphy became a manager of the Research Value Fund in August 2000. Before joining John A. Levin in 1995, Mr. Murphy was Senior Equity Analyst, Prudential Securities (1991-1995) and worked at Bain & Co., a management consulting firm (1988-1991).

J. MATTHEW PHILO, CFA Mr. Philo is a portfolio manager of the High Yield Corporate Bond Fund. Mr. Philo, a Director of MacKay Shields, has managed institutional accounts for MacKay Shields since September of 1996. From 1993 to September 1996, Mr. Philo was with Thorsell, Parker Partners as a portfolio manager and partner.

JOSEPH PORTERA Mr. Portera has managed the Strategic Income and Global High Yield Funds since inception, the Government Fund since July 2000 and the International Bond Fund since 1996. Mr. Portera is a Managing Director of MacKay Shields specializing in international bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera originally joined MacKay Shields in 1991.

RICHARD A. ROSEN Mr. Rosen has managed the Value and Equity Income Funds since 1999 and the Select 20 Equity Fund since inception. Mr. Rosen is a Managing Director of MacKay Shields and specializes in the Equity Division. He joined MacKay Shields in January, 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

PATRICIA S. ROSSI Ms. Rossi has managed the Growth Opportunities Fund since inception. She joined New York Life Insurance Company in 1995 as Head of Public Equities and was a Managing Director of Madison Square Advisors from 1998 to 2001. She has been a Managing Director of NYLIM since April 2000. Ms. Rossi has over 20 years of investment management and research experience. Prior to joining New York Life, Ms. Rossi was a portfolio manager for the United Church of Christ-Pension Boards.

MICHAEL C. SHERIDAN Mr. Sheridan has managed the Equity Income Fund since inception. Mr. Sheridan joined MacKay Shields in 1996 and is a Director. Previously, he was an equity analyst at Arnhold & S. Bleichroder Capital.

EDWARD SILVERSTEIN Mr. Silverstein has managed the Convertible Fund since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000. Prior to joining MacKay Shields, Mr. Silverstein was a Portfolio Manager at The Bank of New York from 1995 to 1998.

MARK T. SPELLMAN Mr. Spellman manages the Select 20 Equity Fund and the Strategic Value Fund. Mr. Spellman joined MacKay Shields in 1996 and is currently a Director at the firm. Prior to joining MacKay Shields, Mr. Spellman was a research analyst and market strategist at Deutsche Bank and a portfolio manager with Prudential Equity Management Associates. Mr. Spellman has 14 years of investment management and research experience.

EDMUND C. SPELMAN Mr. Spelman has managed the Capital Appreciation and Total Return Funds since 1991, the Convertible Fund since 1999 and the Select 20 Equity, Small Cap Growth and Mid Cap Growth Funds since inception. Mr. Spelman is a Senior Managing Director at MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1983 to 1990.

DANIEL M. THERIAULT Mr. Theriault became a manager of the Research Value Fund in August 2000. Mr. Theriault joined John A. Levin in 1997, where he had also been a securities analyst from 1994 to 1995. From 1995 to 1997 he was President and Portfolio Manager, T. Rowe Price Financial Services Fund.

LAURIE WALTERS, CFA Ms. Walters became a manager of the Tax Free Bond Fund in July 2000. Ms. Walters joined MacKay Shields in 1997 and became an Associate in 2000. Prior to joining MacKay Shields, Ms. Walters was a Mortgage Trader at Bear Stearns & Company from September 1994 to February 1995 and with Nomura Securities International from 1987 to 1994. Prior to this, she was an investment banking analyst at PaineWebber, Inc. Ms. Walters has 14 years of investment management and research experience.

HOWARD F. WARD Mr. Ward has managed the Blue Chip Growth Fund since inception. Mr. Ward is a portfolio manager with Gabelli. Prior to joining Gabelli in 1995, Mr. Ward was Managing Director and Director of the Quality Growth Equity Management Group of Scudder, Stevens and Clark, Inc., with which he had been associated since 1982 and where he served as lead portfolio manager for several of its registered investment companies.

THOMAS WYNN Mr. Wynn has managed the Convertible Fund since 1997 and the Strategic Value Fund since 1999. Mr. Wynn is a Director at MacKay Shields. He joined MacKay Shields in 1995 as a research analyst. He was previously a portfolio manager at Fiduciary Trust for nine years and has over 19 years experience in investment management and research.

An investment management team at McMorgan manages the U.S. Large Cap Equity Fund's investments. No member of the investment management team is solely responsible for making recommendations for portfolio purchases and sales.

RELATED PERFORMANCE OF MCMORGAN


The following table provides information concerning the historical performance of the McMorgan Large Cap Equity Composite, which is comprised of other accounts managed by McMorgan, the U.S. Large Cap Equity Fund's Subadvisor, that have investment objectives, policies, strategies and risks substantially similar to the Fund as measured against a widely recognized, unmanaged index of common stock prices. Prior performance of the Composite does not represent historical performance of the Fund, nor is it an indication or guarantee of future performance of the Fund or any account in the Composite, which may be higher or lower than the performance shown below. Consequently, potential investors should not consider this performance data as an indication of the future performance of the Fund or McMorgan.


All performance information has been provided by McMorgan and has not been verified or audited by the Manager or the Fund. The Composite includes all actual, fee-paying, discretionary, institutional private accounts and registered investment companies managed by McMorgan during the periods shown. The table shows annualized total returns for a Composite of the actual performance of all large cap equity accounts managed by McMorgan. All performance results include cash and substitute securities. The total returns for the Composite reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid, without provision for federal or state income taxes. Custodial fees were not included in the calculation. Mutual fund returns reflect actual expense costs (i.e., net of fee waivers and expense reimbursements, if any). The private accounts included in the Composite are not subject to the specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite could have been adversely affected if the private accounts included in the Composite had been regulated as investment companies under the federal securities laws. The fees and expenses used to calculate the Composite performance (0.37% of average net assets for 2001; 0.33% for each year 1992-2000) are substantially lower than those estimated for the Fund. Use of the Fund's expense structure would have lowered the performance results. Portfolios are revalued on the dates of significant cash flows.



Total returns include income and capital appreciation on a full-accrual basis. McMorgan claims compliance with the Association for Investment Management and Research Performance Presentation Standards (AIMR-PPS(R)), the U.S. and Canadian version of GIPS. AIMR has not been involved with or reviewed McMorgan's compliance. These standards for calculating annualized total returns differ from standards required by the SEC for calculation of average annual total returns.


The investment results presented below are unaudited.


                                           ANNUALIZED TOTAL RETURNS AS OF
                                                  DECEMBER 31, 2001 10
                                            1 YEAR    5 YEARS      YEARS
  McMorgan & Company LLC Large Cap Equity
  Composite (net of fees)(1)               -10.06%     10.19%     13.43%

  S&P 500(R) Index(2)                      -11.87%     10.70%     12.94%






(1) McMorgan & Company LLC ("McMorgan") is a registered investment adviser established in 1969 specializing in the management of U.S. equity investments for primarily U.S. institutional clients. McMorgan utilizes investment strategies and policies for the McMorgan & Company LLC Large Cap Equity Composite that are substantially similar to that of the Fund. The McMorgan & Company LLC Large Cap Equity Composite assets as of December 31, 2001, were $2.292 billion which represented 8.8% of the firm's total assets. There are no non-fee paying accounts in the McMorgan & Company LLC Large Cap Equity Composite. Returns are calculated in U.S. dollars on a monthly time-weighted basis and are geometrically linked to provide annualized returns. To receive a complete list and description of McMorgan's composites and/or a presentation that adheres to the AIMR-PPS standards, contact MSS at 1-800-MAINSTAY (1-800-624-6782) or write to: The MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401.


(2) S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is considered to be generally representative of the large-cap U.S. Stock Market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in the Index.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual reports, which are available upon request.


Since the U.S. Large Cap Equity Fund commenced investment operations on January 2, 2002, there are no financial highlights tables for this Fund.

FINANCIAL HIGHLIGHTS


134


SELECT 20 EQUITY FUND



                                                                    CLASS A           CLASS B           CLASS C
                                                                           Year ended December 31, 2001

  Net asset value at beginning of year                               $10.00           $10.00            $10.00
                                                                     ------           ------            ------
  Net investment loss(a)                                              (0.00)(b)        (0.06)            (0.06)
  Net realized and unrealized loss on investments                     (1.45)           (1.45)            (1.45)
                                                                     ------           ------            ------
  Total from investment operations                                    (1.45)           (1.51)            (1.51)
                                                                     ------           ------            ------
  Net asset value at end of year                                      $8.55            $8.49             $8.49
                                                                     ======           ======            ======
  Total investment return(c)                                         (14.50%)         (15.10%)          (15.10%)

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment loss                                                 (0.02%)          (0.77%)           (0.77%)
  Net expenses                                                         1.50%            2.25%             2.25%
  Expenses (before reimbursement)                                      1.78%            2.53%             2.53%
  Portfolio turnover rate                                                77%              77%               77%
  Net assets at end of year (in 000's)                              $24,292           $5,646               $98



(a) Per share data based on average shares outstanding during the period.


(b) Less than one cent per share.


(c) Total return is calculated exclusive of sales charges and is not annualized.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS


136

SMALL CAP GROWTH FUND


                                                                                        CLASS A
                                                                        Year ended December 31,                 June 1*
                                                                                                                through
                                                                                                                Dec. 31,
                                                                 2001            2000            1999             1998

  Net asset value at beginning of period                         $17.11          $21.82          $10.51          $10.00
                                                                 ------          ------          ------          ------
  Net investment loss(a)                                          (0.22)          (0.26)          (0.20)          (0.10)
  Net realized and unrealized gain (loss) on investments          (2.99)          (4.17)          11.51            0.61
                                                                 ------          ------          ------          ------
  Total from investment operations                                (3.21)          (4.43)          11.31            0.51
                                                                 ------          ------          ------          ------

  LESS DISTRIBUTIONS:

  From net realized gain on investments                              --           (0.28)             --              --
                                                                 ------          ------          ------          ------
  Net asset value at end of period                               $13.90          $17.11          $21.82          $10.51
                                                                 ======          ======          ======          ======
  Total investment return(b)                                     (18.76%)        (20.24%)        107.61%           5.10%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment loss                                             (1.56%)         (1.20%)         (1.48%)         (2.12%)(+)
  Expenses                                                         1.90%           1.70%           1.91%           2.63%(+)
  Portfolio turnover rate                                           111%            122%             86%             32%
  Net assets at end of period (in 000's)                        $61,197         $99,415         $64,470         $15,319


* Commencement of Operations.
** Class C shares were first offered on September 1, 1998.

(+) Annualized.


(a) Per share data based on average shares outstanding during the period.


(b) Total return is calculated exclusive of sales charges and is not annualized.


SMALL CAP VALUE FUND


                                                                                        CLASS A
                                                                        Year ended December 31,                 June 1*
                                                                                                                through
                                                                                                                Dec. 31,
                                                                 2001            2000            1999             1998

  Net asset value at beginning of period                         $11.30           $9.56           $9.03          $10.00
                                                                 ------          ------           -----          ------
  Net investment income (loss)(a)                                 (0.05)           0.00(c)        (0.03)          (0.06)
  Net realized and unrealized gain (loss) on investments           1.79            2.80            0.58           (0.91)
                                                                 ------          ------           -----          ------
  Total from investment operations                                 1.74            2.80            0.55           (0.97)
                                                                 ------          ------           -----          ------

  LESS DISTRIBUTIONS:

  From net realized gain on investments                           (0.20)          (1.06)          (0.02)             --
                                                                 ------          ------           -----          ------
  Net asset value at end of period                               $12.84          $11.30           $9.56           $9.03
                                                                 ======          ======           =====          ======
  Total investment return(b)                                      15.43%          30.04%           6.11%          (9.70%)

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income (loss)                                    (0.41%)          0.08%          (0.34%)         (1.53%)(+)
  Net expenses                                                     1.88%           1.90%           1.90%           3.14%(+)
  Expenses (before reimbursement)                                  1.88%           2.07%           2.21%           3.14%(+)
  Portfolio turnover rate                                            46%             69%             42%             24%
  Net assets at end of period (in 000's)                        $43,761         $27,610         $15,205         $12,339



* Commencement of Operations.

** Class C shares were first offered on September 1, 1998.

(+) Annualized.


(a) Per share data based on average shares outstanding during the period.


(b) Total return is calculated exclusive of sales charges and is not annualized.


(c) Less than one cent per share.

                                                            FINANCIAL HIGHLIGHTS


                                                                             137


                                                           SMALL CAP GROWTH FUND



                      CLASS B                                    CLASS C
        Year ended December 31,       June 1*      Year ended December 31,    Sept. 1**
                                      through                                  through
                                      Dec. 31,                                Dec. 31,
       2001       2000       1999       1998        2001     2000     1999      1998

       $16.75     $21.55     $10.46    $10.00      $16.75   $21.55   $10.46     $8.43
       ------     ------     ------    ------      ------   ------   ------    ------
        (0.32)     (0.42)     (0.29)    (0.12)      (0.32)   (0.42)   (0.29)    (0.09)
        (2.92)     (4.10)     11.38      0.58       (2.92)   (4.10)   11.38      2.12
       ------     ------     ------    ------      ------   ------   ------    ------
        (3.24)     (4.52)     11.09      0.46       (3.24)   (4.52)   11.09      2.03
       ------     ------     ------    ------      ------   ------   ------    ------

           --      (0.28)        --        --          --    (0.28)      --        --
       ------     ------     ------    ------      ------   ------   ------    ------
       $13.51     $16.75     $21.55    $10.46      $13.51   $16.75   $21.55    $10.46
       ======     ======     ======    ======      ======   ======   ======    ======
       (19.34%)   (20.91%)   106.02%     4.60%     (19.34%) (20.91%) 106.02%    24.08%

        (2.31%)    (1.95%)    (2.23%)   (2.87%)(+)  (2.31%)  (1.95%)  (2.23%)   (2.87%)(+)
         2.65%      2.45%      2.66%     3.38%(+)    2.65%    2.45%    2.66%     3.38%(+)
          111%       122%        86%       32%        111%     122%      86%       32%
     $196,859   $260,999   $130,487   $20,748      $6,628   $9,843   $2,032        $1



                                                            SMALL CAP VALUE FUND



                    CLASS B                                   CLASS C
       Year ended December 31,     June 1*      Year ended December 31,    Sept. 1**
                                   through                                  through
                                   Dec. 31,                                Dec. 31,
      2001      2000      1999       1998        2001      2000    1999      1998

      $11.07     $9.46     $9.00    $10.00       $11.07    $9.46   $9.00     $7.49
      ------    ------     -----    ------       ------   ------   -----     -----
       (0.13)    (0.07)    (0.10)    (0.09)       (0.13)   (0.07)  (0.10)    (0.06)
        1.74      2.74      0.58     (0.91)        1.74     2.74    0.58      1.57
      ------    ------     -----    ------       ------   ------   -----     -----
        1.61      2.67      0.48     (1.00)        1.61     2.67    0.48      1.51
      ------    ------     -----    ------       ------   ------   -----     -----

       (0.20)    (1.06)    (0.02)       --        (0.20)   (1.06)  (0.02)       --
      ------    ------     -----    ------       ------   ------   -----     -----
      $12.48    $11.07     $9.46     $9.00       $12.48   $11.07   $9.46     $9.00
      ======    ======     =====    ======       ======   ======   =====     =====
       14.57%    28.97%     5.35%   (10.00%)      14.57%   28.97%   5.35%    20.16%

       (1.16%)   (0.67%)   (1.09%)   (2.28%)(+)   (1.16%)  (0.67%) (1.09%)   (2.28%)(+)
        2.63%     2.65%     2.65%     3.89%(+)     2.63%    2.65%   2.65%     3.89%(+)
        2.63%     2.82%     2.96%     3.89%(+)     2.63%    2.82%   2.96%     3.89%(+)
          46%       69%       42%       24%          46%      69%     42%       24%
     $67,377   $32,777   $15,722   $10,145      $12,250   $2,090    $634      $196

FINANCIAL HIGHLIGHTS


138


MID CAP GROWTH FUND



                                                                    CLASS A           CLASS B           CLASS C
                                                                           Year ended December 31, 2001

  Net asset value at beginning of year                               $10.00           $10.00            $10.00
                                                                     ------           ------            ------
  Net investment loss(a)                                              (0.09)           (0.14)            (0.14)
  Net realized and unrealized loss on investments                     (1.66)           (1.68)            (1.68)
                                                                     ------           ------            ------
  Total from investment operations                                    (1.75)           (1.82)            (1.82)
                                                                     ------           ------            ------
  Net asset value at end of year                                      $8.25            $8.18             $8.18
                                                                     ======           ======            ======
  Total investment return(b)                                         (17.50%)         (18.20%)          (18.20%)

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment loss                                                 (1.01%)          (1.76%)           (1.76%)
  Net expenses                                                         1.50%            2.25%             2.25%
  Expenses (before reimbursement)                                      1.87%            2.62%             2.62%
  Portfolio turnover rate                                               127%             127%              127%
  Net assets at end of year (in 000's)                              $22,965           $5,299              $258



(a) Per share data based on average shares outstanding during the period.


(b) Total return is calculated exclusive of sales charges and is not annualized.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS


140


CAPITAL APPRECIATION FUND



                                                                                             CLASS A
                                                                                     Year ended December 31,
                                                                   2001          2000          1999          1998          1997

  Net asset value at beginning of period                           $43.46        $57.12        $48.74        $36.60        $30.56
                                                                   ------        ------        ------        ------        ------
  Net investment loss(a)                                            (0.15)        (0.33)        (0.24)        (0.14)        (0.16)
  Net realized and unrealized gain (loss) on investments           (10.22)        (6.16)        12.22         14.42          7.48
                                                                   ------        ------        ------        ------        ------
  Total from investment operations                                 (10.37)        (6.49)        11.98         14.28          7.32
                                                                   ------        ------        ------        ------        ------

  LESS DISTRIBUTIONS:

  From net realized gain on investments                             (0.23)        (7.17)        (3.60)        (2.14)        (1.28)
                                                                   ------        ------        ------        ------        ------
  Net asset value at end of period                                 $32.86        $43.46        $57.12        $48.74        $36.60
                                                                   ======        ======        ======        ======        ======
  Total investment return(b)                                       (23.85%)      (11.17%)       24.90%        39.24%        24.10%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA

  Net investment loss                                               (0.41%)       (0.59%)       (0.47%)       (0.34%)       (0.48%)
  Expenses                                                           1.29%         1.19%         1.19%         1.23%         1.09%
  Net expenses (after waiver)                                        1.10%         0.99%         1.00%         1.04%         1.09%
  Portfolio turnover rate                                              44%           38%           41%           29%           35%
  Net assets at end of period (in 000's)                         $442,526      $590,366      $587,633      $394,848      $216,292



* Class C shares were first offered on September 1, 1998.


(+) Annualized.


(a)Per share data based on average shares outstanding during the period.


(b)Total return is calculated exclusive of sales charges and is not annualized.



BLUE CHIP GROWTH FUND



                                                                                         CLASS A
                                                                                                                 June 1*
                                                                                 Year ended December 31,
                                                                                                                 through
                                                                                                                 Dec. 31,
                                                                 2001             2000            1999             1998

  Net asset value at beginning of period                         $14.43           $16.50          $11.64          $10.00
                                                                 ------           ------          ------          ------
  Net investment loss(a)                                          (0.13)           (0.14)          (0.13)          (0.07)
  Net realized and unrealized gain (loss) on investments          (3.30)           (1.49)           4.99            1.71
                                                                 ------           ------          ------          ------
  Total from investment operations                                (3.43)           (1.63)           4.86            1.64
                                                                 ------           ------          ------          ------

  LESS DISTRIBUTIONS:

  From net realized gain on investments                              --            (0.39)             --              --
  In excess of net realized gain on investments                      --            (0.05)             --              --
                                                                 ------           ------          ------          ------
  Total distributions                                                --            (0.44)             --              --
                                                                 ------           ------          ------          ------
  Net asset value at end of period                               $11.00           $14.43          $16.50          $11.64
                                                                 ======           ======          ======          ======
  Total investment return(b)                                     (23.77%)          (9.89%)         41.75%          16.40%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment loss                                             (1.10%)          (0.87%)         (1.02%)         (1.66%)(+)
  Expenses                                                         1.81%            1.66%           1.76%           2.34%(+)
  Portfolio turnover rate                                            27%              46%             43%             21%
  Net assets at end of period (in 000's)                        $77,548         $114,088         $66,326         $19,361



*Commencement of Operations.


**Class C shares were first offered on September 1, 1998.


(+) Annualized.


(a)Per share data based on average shares outstanding during the period.


(b)Total return is calculated exclusive of sales charges and is not annualized.

                                                            FINANCIAL HIGHLIGHTS


                                                                             141


                                                       CAPITAL APPRECIATION FUND



                                CLASS B                                              CLASS C
                        Year ended December 31,                         Year ended December 31,     Sept. 1*
                                                                                                    through
                                                                                                    Dec. 31,
        2001         2000         1999         1998         1997       2001      2000      1999       1998

         $41.34       $55.15       $47.54       $36.02       $30.25    $41.35    $55.15    $47.54    $36.15
         ------       ------       ------       ------       ------    ------    ------    ------    ------
          (0.39)       (0.72)       (0.61)       (0.45)       (0.34)    (0.39)    (0.72)    (0.61)    (0.10)
          (9.73)       (5.92)       11.82        14.11         7.39     (9.73)    (5.91)    11.82     13.63
         ------       ------       ------       ------       ------    ------    ------    ------    ------
         (10.12)       (6.64)       11.21        13.66         7.05    (10.12)    (6.63)    11.21     13.53
         ------       ------       ------       ------       ------    ------    ------    ------    ------

          (0.23)       (7.17)       (3.60)       (2.14)       (1.28)    (0.23)    (7.17)    (3.60)    (2.14)
         ------       ------       ------       ------       ------    ------    ------    ------    ------
         $30.99       $41.34       $55.15       $47.54       $36.02    $31.00    $41.35    $55.15    $47.54
         ======       ======       ======       ======       ======    ======    ======    ======    ======
         (24.47%)     (11.85%)      23.90%       38.15%       23.45%   (24.46%)  (11.82%)   23.90%    37.66%

          (1.16%)      (1.34%)      (1.22%)      (1.09%)      (1.00%)   (1.16%)   (1.34%)   (1.22%)   (1.09%)(+)
           2.04%        1.94%        1.94%        1.98%        1.61%     2.04%     1.94%     1.94%     1.98%(+)
           1.85%        1.74%        1.75%        1.79%        1.61%     1.85%     1.74%     1.75%     1.79%(+)
             44%          38%          41%          29%          35%       44%       38%       41%       29%
     $2,004,638   $2,905,828   $3,486,486   $2,753,012   $1,869,664   $18,162   $27,241   $23,238    $1,600



                                                           BLUE CHIP GROWTH FUND



                   CLASS B                                         CLASS C
        Year ended December 31,       June 1*       Year ended December 31,      Sept. 1**
                                      through                                     through
                                      Dec. 31,                                   Dec. 31,
       2001       2000       1999       1998        2001      2000      1999       1998

       $14.17     $16.33     $11.60    $10.00       $14.17    $16.33   $11.60      $8.60
       ------     ------     ------    ------       ------    ------   ------     ------
        (0.21)     (0.26)     (0.23)    (0.10)       (0.21)    (0.26)   (0.23)     (0.06)
        (3.25)     (1.46)      4.96      1.70        (3.25)    (1.46)    4.96       3.06
       ------     ------     ------    ------       ------    ------   ------     ------
        (3.46)     (1.72)      4.73      1.60        (3.46)    (1.72)    4.73       3.00
       ------     ------     ------    ------       ------    ------   ------     ------

           --      (0.39)        --        --           --     (0.39)      --         --
           --      (0.05)        --        --           --     (0.05)      --         --
       ------     ------     ------    ------       ------    ------   ------     ------
           --      (0.44)        --        --           --     (0.44)      --         --
       ------     ------     ------    ------       ------    ------   ------     ------
       $10.71     $14.17     $16.33    $11.60       $10.71    $14.17   $16.33     $11.60
       ======     ======     ======    ======       ======    ======   ======     ======
       (24.42%)   (10.55%)    40.78%    16.00%      (24.42%)  (10.55%)  40.78%     34.88%

        (1.85%)    (1.62%)    (1.77%)   (2.41%)(+)   (1.85%)   (1.62%)  (1.77%)    (2.41%)(+)
         2.56%      2.41%      2.51%     3.09%(+)     2.56%     2.41%    2.51%      3.09%(+)
           27%        46%        43%       21%          27%       46%      43%        21%
     $268,947   $373,652   $222,904   $38,478      $17,178   $21,664   $7,133       $120

FINANCIAL HIGHLIGHTS


142

EQUITY INDEX FUND



                                                                               Year ended December 31,
                                                                  2001           2000            1999           1998

  Net asset value at beginning of year                            $42.76          $47.36          $39.47        $30.91
                                                                  ------          ------          ------        ------
  Net investment income                                             0.16            0.12            0.20          0.21
  Net realized and unrealized gain (loss) on investments           (5.57)          (4.72)           7.69          8.35
                                                                  ------          ------          ------        ------
  Total from investment operations                                 (5.41)          (4.60)           7.89          8.56
                                                                  ------          ------          ------        ------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                                       (0.16)          (0.12)          (0.20)        (0.21)
  From net realized gain on investments                            (1.17)          (1.44)          (0.99)        (0.43)
                                                                  ------          ------          ------        ------
  Total dividends and distributions                                (1.33)          (1.56)          (1.19)        (0.64)
                                                                  ------          ------          ------        ------
  Reverse share split                                               1.33            1.56            1.19          0.64
                                                                  ------          ------          ------        ------
  Net asset value at end of year                                  $37.35          $42.76          $47.36        $39.47
                                                                  ======          ======          ======        ======
  Total investment return(a)                                      (12.65%)         (9.71%)         19.99%        27.69%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                                             0.38%           0.26%           0.50%         0.68%
  Net expenses                                                      0.97%           0.92%           0.94%         0.96%
  Expenses (before reimbursement)                                   0.97%           0.92%           0.94%         0.99%
  Portfolio turnover rate                                              4%              9%              3%            4%
  Net assets at end of year (in 000's)                          $951,662      $1,136,628      $1,254,018      $797,120



(a) Total return is calculated exclusive of sales charges


GROWTH OPPORTUNITIES FUND


                                                                                        CLASS A
                                                                        Year ended December 31,                 June 1,*
                                                                                                                through
                                                                                                                Dec. 31,
                                                                 2001            2000            1999             1998

  Net asset value at beginning of period                         $14.74          $15.37          $11.86          $10.00
                                                                 ------          ------          ------          ------
  Net investment loss(a)                                          (0.05)          (0.04)          (0.02)          (0.05)
  Net realized and unrealized gain (loss) on investments          (2.57)          (0.38)           3.54            1.91
                                                                 ------          ------          ------          ------
  Total from investment operations                                (2.62)          (0.42)           3.52            1.86
                                                                 ------          ------          ------          ------

  LESS DISTRIBUTIONS:

  From net realized gain on investments                              --           (0.17)          (0.01)             --
  In excess of net realized gain on investments                      --           (0.04)             --              --
                                                                 ------          ------          ------          ------
  Total distributions                                                --           (0.21)          (0.01)             --
                                                                 ------          ------          ------          ------
  Net asset value at end of period                               $12.12          $14.74          $15.37          $11.86
                                                                 ======          ======          ======          ======
  Total investment return(b)                                     (17.77%)         (2.70%)         29.67%          18.60%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment loss                                             (0.42%)         (0.26%)         (0.16%)         (1.09%)(+)
  Expenses                                                         1.58%           1.49%           1.59%           2.53%(+)
  Portfolio turnover rate                                            95%             70%             72%             32%
  Net assets at end of period (in 000's)                        $31,389         $38,040         $26,214         $13,293


* Commencement of Operations.
** Class C shares were first offered on September 1, 1998.

(+) Annualized.


(a) Per share data is based on average shares outstanding during the period.


(b) Total return is calculated exclusive of sales charges and is not annualized.


(c) Less than one thousand.

                                                            FINANCIAL HIGHLIGHTS


                                                                             143


                                                               EQUITY INDEX FUND




      Year ended December 31,
               1997

               $23.37
               ------
                 0.30
                 7.24
               ------
                 7.54
               ------

                (0.30)
                (0.41)
               ------
                (0.71)
               ------
                 0.71
               ------
               $30.91
               ======
                32.26%

                 1.25%
                 0.80%
                 0.99%
                    3%
             $435,689



                                                       GROWTH OPPORTUNITIES FUND



                    CLASS B                                    CLASS C
       Year ended December 31,     June 1,*      Year ended December 31,    Sept. 1**
                                   through                                   through
                                   Dec. 31,                                 Dec. 31,
      2001      2000      1999       1998         2001     2000     1999      1998

      $14.45    $15.19    $11.80    $10.00       $14.45   $15.19   $11.80      $9.22
      ------    ------    ------    ------       ------   ------   ------     ------
       (0.15)    (0.15)    (0.11)    (0.08)       (0.15)   (0.15)   (0.11)     (0.06)
       (2.51)    (0.38)     3.51      1.88        (2.51)   (0.38)    3.51       2.64
      ------    ------    ------    ------       ------   ------   ------     ------
       (2.66)    (0.53)     3.40      1.80        (2.66)   (0.53)    3.40       2.58
      ------    ------    ------    ------       ------   ------   ------     ------

          --     (0.17)    (0.01)       --           --    (0.17)   (0.01)        --
          --     (0.04)       --        --           --    (0.04)      --         --
      ------    ------    ------    ------       ------   ------   ------     ------
          --     (0.21)    (0.01)       --           --    (0.21)   (0.01)        --
      ------    ------    ------    ------       ------   ------   ------     ------
      $11.79    $14.45    $15.19    $11.80       $11.79   $14.45   $15.19     $11.80
      ======    ======    ======    ======       ======   ======   ======     ======
      (18.41%)   (3.46%)   28.80%    18.00%      (18.41%)  (3.46%)  28.80%     27.98%

       (1.17%)   (1.01%)   (0.91%)   (1.84%)(+)   (1.17%)  (1.01%)  (0.91%)    (1.84%)(+)
        2.33%     2.24%     2.34%     3.28%(+)     2.33%    2.24%    2.34%      3.28%(+)
          95%       70%       72%       32%          95%      70%      72%        32%
     $73,048   $91,246   $58,937   $12,351       $1,683   $2,293     $806       $ --(c)

FINANCIAL HIGHLIGHTS


144

EQUITY INCOME FUND


                                                                                        CLASS A
                                                                        Year ended December 31,                 June 1*
                                                                                                                through
                                                                                                                Dec. 31,
                                                                 2001            2000            1999             1998

  Net asset value at beginning of period                         $13.14          $11.81          $10.25          $10.00
                                                                 ------          ------          ------          ------
  Net investment income                                            0.12            0.21            0.22            0.07
  Net realized and unrealized gain on investments                  0.52            2.44            2.30            0.32
                                                                 ------          ------          ------          ------
  Total from investment operations                                 0.64            2.65            2.52            0.39
                                                                 ------          ------          ------          ------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                                      (0.12)          (0.21)          (0.22)          (0.07)
  From net realized gain on investments                           (0.19)          (1.02)          (0.74)          (0.07)
  In excess of net realized gain on investments                      --           (0.09)             --              --
                                                                 ------          ------          ------          ------
  Total dividends and distributions                               (0.31)          (1.32)          (0.96)          (0.14)
                                                                 ------          ------          ------          ------
  Net asset value at end of period                               $13.47          $13.14          $11.81          $10.25
                                                                 ======          ======          ======          ======
  Total investment return(a)                                       4.88%          22.79%          25.11%           4.01%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                                            0.95%           1.66%           1.94%           1.20%(+)
  Net expenses                                                     1.53%           1.59%           1.65%           3.11%(+)
  Expenses (before reimbursement)                                  1.53%           1.59%           1.82%           3.11%(+)
  Portfolio turnover rate                                           100%            148%            193%            270%
  Net assets at end of period (in 000's)                        $40,692         $32,782         $18,764         $10,290


* Commencement of Operations.
** Class C shares were first offered on September 1, 1998.

(+) Annualized.


(a) Total return is calculated exclusive of sales charges and is not annualized.


(b) Less than one thousand.


MAP EQUITY FUND


                                                                                    CLASS A
                                                                  Year ended December 31,              June 9*
                                                                                                       through
                                                                                                       Dec. 31,
                                                                  2001               2000                1999

  Net asset value at beginning of period                          $27.25             $26.22             $25.38
                                                                  ------             ------             ------
  Net investment income (loss)                                      0.03               0.02               0.05
  Net realized and unrealized gain on investments                   0.55               4.17               1.81
                                                                  ------             ------             ------
  Total from investment operations                                  0.58               4.19               1.86
                                                                  ------             ------             ------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                                       (0.03)                --              (0.08)
  From net realized gain on investments                            (0.14)             (3.16)             (0.94)
                                                                  ------             ------             ------
  Total dividends and distributions                                (0.17)             (3.16)             (1.02)
                                                                  ------             ------             ------
  Net asset value at end of period                                $27.66             $27.25             $26.22
                                                                  ======             ======             ======
  Total investment return(a)                                        2.11%             16.67%              7.53%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income (loss)                                      0.37%              0.12%              0.46%(+)
  Net expenses                                                      1.25%              1.25%              1.25%(+)
  Expenses (before reimbursement)                                   1.43%              1.44%              1.41%(+)
  Portfolio turnover rate                                             19%                40%                32%
  Net assets at end of period (in 000's)                        $103,402            $22,048             $8,651



* Class A, B and C shares were first offered on June 9, 1999.


(+) Annualized.


(a) Total return is calculated exclusive of sales charges and is not annualized.

                                                            FINANCIAL HIGHLIGHTS


                                                                             145


                                                              EQUITY INCOME FUND



                     CLASS B                                    CLASS C
       Year ended December 31,      June 1*       Year ended December 31,    Sept. 1**
                                    through                                   through
                                    Dec. 31,                                  Dec. 31,
       2001      2000      1999       1998        2001      2000     1999       1998

       $13.09    $11.78    $10.24    $10.00       $13.09   $11.78   $10.24      $9.06
       ------    ------    ------    ------       ------   ------   ------     ------
         0.03      0.12      0.15      0.04         0.03     0.12     0.15       0.04
         0.51      2.42      2.28      0.31         0.51     2.42     2.28       1.25
       ------    ------    ------    ------       ------   ------   ------     ------
         0.54      2.54      2.43      0.35         0.54     2.54     2.43       1.29
       ------    ------    ------    ------       ------   ------   ------     ------

        (0.03)    (0.12)    (0.15)    (0.04)       (0.03)   (0.12)   (0.15)     (0.04)
        (0.19)    (1.02)    (0.74)    (0.07)       (0.19)   (1.02)   (0.74)     (0.07)
           --     (0.09)       --        --           --    (0.09)      --         --
       ------    ------    ------    ------       ------   ------   ------     ------
        (0.22)    (1.23)    (0.89)    (0.11)       (0.22)   (1.23)   (0.89)     (0.11)
       ------    ------    ------    ------       ------   ------   ------     ------
       $13.41    $13.09    $11.78    $10.24       $13.41   $13.09   $11.78     $10.24
       ======    ======    ======    ======       ======   ======   ======     ======
         4.17%    21.83%    24.16%     3.56%        4.17%   21.83%   24.16%     14.30%

         0.20%     0.91%     1.19%     0.45%(+)     0.20%    0.91%    1.19%      0.45%(+)
         2.28%     2.34%     2.40%     3.86%(+)     2.28%    2.34%    2.40%      3.86%(+)
         2.28%     2.34%     2.57%     3.86%(+)     2.28%    2.34%    2.57%      3.86%(+)
          100%      148%      193%      270%         100%     148%     193%       270%
     $105,146   $50,172   $23,803    $4,166      $10,586   $2,803     $824        $--(b)



                                                                 MAP EQUITY FUND



                   CLASS B                                 CLASS C
     Year ended December 31,    June 9*      Year ended December 31,    June 9*
                                through                                 through
                                Dec. 31,                                Dec. 31,
        2001          2000        1999          2001          2000        1999

         $26.92       $26.15     $25.38        $26.92        $26.15      $25.38
        -------      -------     ------        ------        ------      ------
          (0.06)       (0.11)      0.02         (0.06)        (0.11)       0.02
           0.41         4.04       1.76          0.41          4.04        1.76
        -------      -------     ------        ------        ------      ------
           0.35         3.93       1.78          0.35          3.93        1.78
        -------      -------     ------        ------        ------      ------

             --           --      (0.07)           --            --       (0.07)
          (0.14)       (3.16)     (0.94)        (0.14)        (3.16)      (0.94)
        -------      -------     ------        ------        ------      ------
          (0.14)       (3.16)     (1.01)        (0.14)        (3.16)      (1.01)
        -------      -------     ------        ------        ------      ------
         $27.13       $26.92     $26.15        $27.13        $26.92      $26.15
        =======      =======     ======        ======        ======      ======
          1.29%        15.72%      7.23%         1.29%        15.72%       7.23%

         (0.38%)       (0.63%)    (0.29%)(+)    (0.38%)       (0.63%)     (0.29%)(+)
          2.00%         2.00%      2.00%(+)      2.00%         2.00%       2.00%(+)
          2.18%         2.19%      2.16%(+)      2.18%         2.19%       2.16%(+)
            19%           40%        32%           19%           40%         32%
       $134,883      $40,078    $11,511       $51,234        $6,546      $2,478

FINANCIAL HIGHLIGHTS


146

RESEARCH VALUE FUND


                                                                                        CLASS A
                                                                        Year ended December 31,                 June 1*
                                                                                                                through
                                                                                                                Dec. 31,
                                                                 2001            2000            1999             1998

  Net asset value at beginning of period                         $12.56          $11.62          $10.30          $10.00
                                                                 ------          ------          ------          ------
  Net investment income (loss)(a)                                  0.01            0.00(b)        (0.03)          (0.07)
  Net realized and unrealized gain (loss) on investments          (0.78)           1.70            1.90            0.37
                                                                 ------          ------          ------          ------
  Total from investment operations                                (0.77)           1.70            1.87            0.30
                                                                 ------          ------          ------          ------

  LESS DISTRIBUTIONS:

  From net realized gain on investments                           (0.12)          (0.76)          (0.37)             --
  In excess of net realized gain on investments                      --              --           (0.18)             --
                                                                 ------          ------          ------          ------
  Total Distributions                                             (0.12)          (0.76)          (0.55)             --
                                                                 ------          ------          ------          ------
  Net asset value at end of period                               $11.67          $12.56          $11.62          $10.30
                                                                 ======          ======          ======          ======
  Total investment return(c)                                      (6.14%)         14.89%          18.35%           3.00%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income (loss)                                     0.05%           0.06%          (0.33%)         (1.48%)(+)
  Net expenses                                                     1.74%           1.80%           1.80%           3.15%(+)
  Expenses (before reimbursement)                                  1.74%           1.89%           2.14%           3.15%(+)
  Portfolio turnover rate                                            44%             60%             63%             53%
  Net assets at end of period (in 000's)                        $23,360         $22,619         $13,987         $10,378


* Commencement of Operations.
** Class C shares were first offered on September 1, 1998.

(+) Annualized.


(a) Per share data based on average shares outstanding during the period.


(b) Less than one cent per share.


(c) Total return is calculated exclusive of sales charges and is not annualized.

                                                            FINANCIAL HIGHLIGHTS


                                                                             147


                                                             RESEARCH VALUE FUND



                    CLASS B                                    CLASS C
       Year ended December 31,     June 1*      Year ended December 31,    Sept. 1**
                                   through                                  through
                                   Dec. 31,                                 Dec. 31,
      2001      2000      1999       1998        2001     2000     1999       1998

      $12.30    $11.48    $10.25    $10.00      $12.30   $11.48   $10.25      $8.30
      ------    ------    ------    ------      ------   ------   ------     ------
       (0.08)    (0.08)    (0.09)    (0.10)      (0.08)   (0.08)   (0.09)     (0.06)
       (0.76)     1.66      1.87      0.35       (0.76)    1.66     1.87       2.01
      ------    ------    ------    ------      ------   ------   ------     ------
       (0.84)     1.58      1.78      0.25       (0.84)    1.58     1.78       1.95
      ------    ------    ------    ------      ------   ------   ------     ------

       (0.12)    (0.76)    (0.37)       --       (0.12)   (0.76)   (0.37)        --
          --        --     (0.18)       --          --       --    (0.18)        --
      ------    ------    ------    ------      ------   ------   ------     ------
       (0.12)    (0.76)    (0.55)       --       (0.12)   (0.76)   (0.55)        --
      ------    ------    ------    ------      ------   ------   ------     ------
      $11.34    $12.30    $11.48    $10.25      $11.34   $12.30   $11.48     $10.25
      ======    ======    ======    ======      ======   ======   ======     ======
       (6.84%)   14.03%    17.56%     2.50%      (6.84%)  14.03%   17.56%     23.49%

       (0.70%)   (0.69%)   (1.08%)   (2.23%)(+)  (0.70%)  (0.69%)  (1.08%)    (2.23%)(+)
        2.49%     2.55%     2.55%     3.90%(+)    2.49%    2.55%    2.55%      3.90%(+)
        2.49%     2.64%     2.89%     3.90%(+)    2.49%    2.64%    2.89%      3.90%(+)
          44%       60%       63%       53%         44%      60%      63%        53%
     $28,562   $23,087   $10,176    $4,589      $5,831   $4,345   $1,146       $138

FINANCIAL HIGHLIGHTS


148


VALUE FUND



                                                                                            CLASS A
                                                                                    Year ended December 31,
                                                                  2001          2000          1999         1998          1997

  Net asset value at beginning of period                          $19.12        $18.18        $17.16       $21.76        $20.34
                                                                  ------        ------        ------       ------        ------
  Net investment income (loss)                                      0.19          0.15          0.12         0.23          0.27
  Net realized and unrealized gain (loss) on investments           (0.52)         1.96          1.29        (1.92)         4.10
                                                                  ------        ------        ------       ------        ------
  Total from investment operations                                 (0.33)         2.11          1.41        (1.69)         4.37
                                                                  ------        ------        ------       ------        ------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                                       (0.19)        (0.15)        (0.00)(b)    (0.23)        (0.27)
  From net realized gain on investments                            (0.08)        (0.80)        (0.19)       (2.68)        (2.68)
  In excess of net realized gain on investments                       --         (0.11)        (0.13)          --            --
  Return of capital                                                   --         (0.11)        (0.07)          --            --
                                                                  ------        ------        ------       ------        ------
  Total dividends and distributions                                (0.27)        (1.17)        (0.39)       (2.91)        (2.95)
                                                                  ------        ------        ------       ------        ------
  Net asset value at end of period                                $18.52        $19.12        $18.18       $17.16        $21.76
                                                                  ======        ======        ======       ======        ======
  Total investment return(a)                                       (1.74%)       11.89%         8.33%       (7.41%)       21.88%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income (loss)                                      0.99%         0.73%         0.70%        1.03%         1.22%
  Expenses                                                          1.20%         1.20%         1.13%        1.09%         1.11%
  Portfolio turnover rate                                             88%           92%           61%          83%           61%
  Net assets at end of period (in 000's)                        $141,703      $113,111      $117,036     $114,925      $124,011



* Class C shares were first offered on September 1, 1998.


(+) Annualized.

(a) Total return is calculated exclusive of sales charges and is not annualized.
(b) Less than one cent per share.


STRATEGIC VALUE FUND



                                                                                          CLASS A
                                                                           Year ended December 31,                 Oct. 22*
                                                                                                                   through
                                                                                                                   Dec. 31,
                                                                 2001        2000         1999         1998          1997

  Net asset value at beginning of period                        $10.55       $11.15       $10.18       $10.29       $10.00
                                                                ------       ------       ------       ------       ------
  Net investment income                                           0.28(a)(d)    0.31        0.22         0.15         0.03
  Net realized and unrealized gain (loss) on investments         (0.20)        0.29         1.15        (0.10)        0.38
                                                                ------       ------       ------       ------       ------
  Total from investment operations                                0.08         0.60         1.37         0.05         0.41
                                                                ------       ------       ------       ------       ------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                                     (0.30)       (0.33)       (0.23)       (0.15)       (0.03)
  From net realized gain on investments                          (0.21)       (0.87)       (0.17)       (0.01)       (0.09)
                                                                ------       ------       ------       ------       ------
  Total dividends and distributions                              (0.51)       (1.20)       (0.40)       (0.16)       (0.12)
                                                                ------       ------       ------       ------       ------
  Net asset value at end of period                              $10.12       $10.55       $11.15       $10.18       $10.29
                                                                ======       ======       ======       ======       ======
  Total investment return(b)                                      0.81%        5.78%       13.59%        0.52%        4.11%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                                           2.62%(d)     2.76%        1.97%        1.49%        1.66%(+)
  Expenses                                                        1.83%        1.82%        1.69%        1.79%        2.73%(+)
  Portfolio turnover rate                                           82%         113%         122%         203%          29%
  Net assets at end of period (in 000's)                        $7,636      $19,278      $18,899      $17,946      $13,622



* Commencement of Operations.

** Class C shares were first offered on September 1, 1998.

(+) Annualized.


(a)Per share data based on average shares outstanding during the year.


(b) Total return is calculated exclusive of sales charges and is not annualized.


(c) Less than one cent per share.


(d)As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                                                                       Class A         Class B         Class C
                                                                      ----------      ----------      ----------
        Decrease net investment income..............................  ($0.00)(c)      ($0.00)(c)      ($0.00)(c)
        Increase net realized and unrealized gains and losses.......    0.00 (c)        0.00 (c)        0.00 (c)
        Decrease ratio of net investment income.....................   (0.03%)         (0.03%)         (0.03%)

                                                            FINANCIAL HIGHLIGHTS


                                                                             149

                                                                      VALUE FUND


                               CLASS B                                             CLASS C
                       Year ended December 31,                      Year ended December 31,      Sept. 1*
                                                                                                 through
                                                                                                 Dec. 31,
       2001       2000        1999           1998         1997       2001     2000     1999        1998

       $19.12     $18.09       $17.15         $21.74       $20.32   $19.12   $18.09   $17.15      $18.16
       ------     ------       ------         ------       ------   ------   ------   ------      ------
         0.04       0.01        (0.01)          0.06         0.15     0.04     0.01    (0.01)       0.03
        (0.51)      1.95         1.28          (1.91)        4.10    (0.51)    1.95     1.28        1.67
       ------     ------       ------         ------       ------   ------   ------   ------      ------
        (0.47)      1.96         1.27          (1.85)        4.25    (0.47)    1.96     1.27        1.70
       ------     ------       ------         ------       ------   ------   ------   ------      ------

        (0.04)     (0.01)       (0.00)(b)      (0.06)       (0.15)   (0.04)   (0.01)   (0.00)(b)   (0.03)
        (0.08)     (0.80)       (0.19)         (2.68)       (2.68)   (0.08)   (0.80)   (0.19)      (2.68)
           --      (0.11)       (0.13)            --           --       --    (0.11)   (0.13)         --
           --      (0.01)       (0.01)            --           --       --    (0.01)   (0.01)         --
       ------     ------       ------         ------       ------   ------   ------   ------      ------
        (0.12)     (0.93)       (0.33)         (2.74)       (2.83)   (0.12)   (0.93)   (0.33)      (2.71)
       ------     ------       ------         ------       ------   ------   ------   ------      ------
       $18.53     $19.12       $18.09         $17.15       $21.74   $18.53   $19.12   $18.09      $17.15
       ======     ======       ======         ======       ======   ======   ======   ======      ======
        (2.45%)    11.05%        7.51%         (8.09%)      21.29%   (2.45%)  11.05%    7.51%       9.88%

         0.24%     (0.02%)      (0.05%)         0.28%        0.70%    0.24%   (0.02%)  (0.05%)      0.28%(+)
         1.95%      1.95%        1.88%          1.84%        1.63%    1.95%    1.95%    1.88%       1.84%(+)
           88%        92%          61%            83%          61%      88%      92%      61%         83%
     $753,299   $819,003   $1,012,767     $1,174,554   $1,399,589   $1,631     $774     $631         $80



                                                            STRATEGIC VALUE FUND



                           CLASS B                                           CLASS C
             Year ended December 31,            Oct. 22*       Year ended December 31,     Sept. 1**
                                                through                                     through
                                                Dec. 31,                                   Dec. 31,
      2001         2000      1999      1998       1997        2001        2000     1999      1998

      $10.54       $11.13    $10.17    $10.29    $10.00      $10.54      $11.13   $10.17     $9.15
      ------       ------    ------    ------    ------      ------      ------   ------    ------
        0.20(a)(d)    0.23     0.14      0.08      0.02        0.20(a)(d)   0.23    0.14      0.05
       (0.21)        0.30      1.14     (0.11)     0.38       (0.21)       0.30     1.14      1.03
      ------       ------    ------    ------    ------      ------      ------   ------    ------
       (0.01)        0.53      1.28     (0.03)     0.40       (0.01)       0.53     1.28      1.08
      ------       ------    ------    ------    ------      ------      ------   ------    ------

       (0.22)       (0.25)    (0.15)    (0.08)    (0.02)      (0.22)      (0.25)   (0.15)    (0.05)
       (0.21)       (0.87)    (0.17)    (0.01)    (0.09)      (0.21)      (0.87)   (0.17)    (0.01)
      ------       ------    ------    ------    ------      ------      ------   ------    ------
       (0.43)       (1.12)    (0.32)    (0.09)    (0.11)      (0.43)      (1.12)   (0.32)    (0.06)
      ------       ------    ------    ------    ------      ------      ------   ------    ------
      $10.10       $10.54    $11.13    $10.17    $10.29      $10.10      $10.54   $11.13    $10.17
      ======       ======    ======    ======    ======      ======      ======   ======    ======
       (0.07%)       5.07%    12.64%    (0.27%)    4.04%      (0.07%)      5.07%   12.64%    11.77%

        1.87%(d)     2.01%     1.22%     0.74%     0.91%(+)    1.87%(d)    2.01%    1.22%     0.74%(+)
        2.58%        2.57%     2.44%     2.54%     3.48%(+)    2.58%       2.57%    2.44%     2.54%(+)
          82%         113%      122%      203%       29%         82%        113%     122%      203%
     $28,684      $30,134   $35,702   $38,528   $12,325        $358        $260     $154       $84

FINANCIAL HIGHLIGHTS


150


CONVERTIBLE FUND



                                                                                          CLASS A
                                                                                  Year ended December 31,
                                                                 2001         2000         1999         1998         1997

  Net asset value at beginning of period                         $12.45       $14.53       $12.49       $13.53       $13.81
                                                                 ------       ------       ------       ------       ------
  Net investment income                                            0.36(d)      0.56         0.55         0.57         0.60
  Net realized and unrealized gain (loss) on investments          (0.87)        0.42         3.55        (0.38)        0.91
  Net realized and unrealized gain (loss) on foreign currency
   transactions                                                    0.00(b)      0.01        (0.00)(b)    (0.02)        0.03
                                                                 ------       ------       ------       ------       ------
  Total from investment operations                                (0.51)        0.99         4.10         0.17         1.54
                                                                 ------       ------       ------       ------       ------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                                      (0.36)       (0.57)       (0.52)       (0.57)       (0.60)
  From net realized gain on investments                              --        (2.50)       (1.54)       (0.64)       (1.22)
                                                                 ------       ------       ------       ------       ------
  Total dividends and distributions                               (0.36)       (3.07)       (2.06)       (1.21)       (1.82)
                                                                 ------       ------       ------       ------       ------
  Net asset value at end of period                               $11.58       $12.45       $14.53       $12.49       $13.53
                                                                 ======       ======       ======       ======       ======
  Total investment return(a)                                      (4.01%)       7.24%       33.91%        1.23%       11.36%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                                            2.97%(d)     3.63%        3.84%        3.74%        4.10%
  Expenses                                                         1.29%        1.24%        1.29%        1.40%        1.45%
  Portfolio turnover rate                                           175%         245%         374%         347%         273%
  Net assets at end of period (in 000's)                        $74,317      $70,915      $46,254      $42,376      $64,246


* Class C shares were first offered on September 1, 1998.

(+) Annualized.

(a) Total return is calculated exclusive of sales charges and is not annualized.
(b) Less than one cent per share.
(c) Less than one thousand.

(d)As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                                                                       Class A         Class B         Class C
                                                                      ----------      ----------      ----------
        Decrease net investment income..............................  ($0.00)(b)      ($0.00)(b)      ($0.00)(b)
        Increase net realized and unrealized gains and losses.......    0.00 (b)        0.00 (b)        0.00 (b)
        Decrease ratio of net investment income.....................   (0.07%)         (0.07%)         (0.07%)

                                                            FINANCIAL HIGHLIGHTS


                                                                             151


                                                                CONVERTIBLE FUND



                               CLASS B                                       CLASS C
                       Year ended December 31,                       Year ended December 31,    Sept. 1,*
                                                                                                 through
                                                                                                 Dec. 31,
       2001         2000         1999         1998         1997      2001      2000     1999       1998

       $12.46       $14.53       $12.49       $13.52       $13.80    $12.46   $14.53   $12.49     $12.64
       ------       ------       ------       ------       ------    ------   ------   ------     ------
         0.27(d)      0.45         0.44         0.46         0.51      0.27(d)   0.45    0.44       0.26
        (0.87)        0.43         3.55        (0.37)        0.91     (0.87)    0.43     3.55       0.47
         0.00(b)      0.01        (0.00)(b)    (0.02)        0.03      0.00(b)   0.01   (0.00)(b)     0.02
       ------       ------       ------       ------       ------    ------   ------   ------     ------
        (0.60)        0.89         3.99         0.07         1.45     (0.60)    0.89     3.99       0.75
       ------       ------       ------       ------       ------    ------   ------   ------     ------

        (0.27)       (0.46)       (0.41)       (0.46)       (0.51)    (0.27)   (0.46)   (0.41)     (0.26)
           --        (2.50)       (1.54)       (0.64)       (1.22)       --    (2.50)   (1.54)     (0.64)
       ------       ------       ------       ------       ------    ------   ------   ------     ------
        (0.27)       (2.96)       (1.95)       (1.10)       (1.73)    (0.27)   (2.96)   (1.95)     (0.90)
       ------       ------       ------       ------       ------    ------   ------   ------     ------
       $11.59       $12.46       $14.53       $12.49       $13.52    $11.59   $12.46   $14.53     $12.49
       ======       ======       ======       ======       ======    ======   ======   ======     ======
        (4.76%)       6.51%       32.90%        0.53%       10.67%    (4.76%)   6.51%   32.90%      6.06%

         2.22%(d)     2.88%        3.09%        2.99%        3.47%     2.22%(d)   2.88%   3.09%     2.99%(+)
         2.04%        1.99%        2.04%        2.15%        2.08%     2.04%    1.99%    2.04%      2.15%(+)
          175%         245%         374%         347%         273%      175%     245%     374%       347%
     $561,254     $655,343     $658,197     $656,831     $841,540   $13,241   $7,946   $1,329        $--(c)

FINANCIAL HIGHLIGHTS


152

TOTAL RETURN FUND


                                                                                           CLASS A
                                                                                   Year ended December 31,
                                                                 2001          2000          1999          1998          1997

  Net asset value at beginning of period                         $22.14        $27.23        $24.96        $21.44        $20.09
                                                                 ------        ------        ------        ------        ------
  Net investment income                                            0.34(b)       0.38          0.34          0.39          0.40
  Net realized and unrealized gain (loss) on investments          (2.99)        (1.62)         3.69          5.29          3.19
                                                                 ------        ------        ------        ------        ------
  Total from investment operations                                (2.65)        (1.24)         4.03          5.68          3.59
                                                                 ------        ------        ------        ------        ------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                                      (0.35)        (0.39)        (0.34)        (0.39)        (0.40)
  From net realized gain on investments                           (0.22)        (3.46)        (1.42)        (1.77)        (1.84)
                                                                 ------        ------        ------        ------        ------
  Total dividends and distributions                               (0.57)        (3.85)        (1.76)        (2.16)        (2.24)
                                                                 ------        ------        ------        ------        ------
  Net asset value at end of period                               $18.92        $22.14        $27.23        $24.96        $21.44
                                                                 ======        ======        ======        ======        ======
  Total investment return(a)                                     (11.92%)       (4.48%)       16.46%        26.93%        18.24%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                                            1.74%(b)      1.42%         1.32%         1.66%         1.86%
  Net expenses                                                     1.18%         1.13%         1.13%         1.16%         1.15%
  Expenses (before waiver)                                         1.21%         1.15%         1.16%         1.18%         1.15%
  Portfolio turnover rate                                           120%          123%          125%          169%          182%
  Net assets at end of period (in 000's)                       $221,022      $231,649      $203,924      $152,598      $108,329



*Class C shares were first offered on September 1, 1998.


(+)Annualized.


(a)Total return is calculated exclusive of sales charges and is not annualized.


(b) As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                                                                      Class A       Class B       Class C
                                                                      --------      --------      --------
        Decrease net investment income..............................  ($0.02)       ($0.02)       ($0.02)
        Increase net realized and unrealized gains and losses.......    0.02          0.02          0.02
        Decrease ratio of net investment income.....................   (0.10%)       (0.10%)       (0.10%)

                                                            FINANCIAL HIGHLIGHTS


                                                                             153


                                                               TOTAL RETURN FUND



                                  CLASS B                                               CLASS C
                          Year ended December 31,                         Year ended December 31,    Sept. 1*
                                                                                                      through
                                                                                                     Dec. 31,
        2001           2000           1999         1998         1997       2001     2000     1999      1998

         $22.17         $27.23         $24.96       $21.45       $20.10   $22.17   $27.23   $24.96    $21.70
         ------         ------         ------       ------       ------   ------   ------   ------    ------
           0.20(b)        0.18           0.15         0.21         0.29     0.20(b)   0.18    0.15      0.11
          (3.00)         (1.60)          3.69         5.28         3.19    (3.00)   (1.60)    3.69      5.03
         ------         ------         ------       ------       ------   ------   ------   ------    ------
          (2.80)         (1.42)          3.84         5.49         3.48    (2.80)   (1.42)    3.84      5.14
         ------         ------         ------       ------       ------   ------   ------   ------    ------

          (0.20)         (0.18)         (0.15)       (0.21)       (0.29)   (0.20)   (0.18)   (0.15)    (0.11)
          (0.22)         (3.46)         (1.42)       (1.77)       (1.84)   (0.22)   (3.46)   (1.42)    (1.77)
         ------         ------         ------       ------       ------   ------   ------   ------    ------
          (0.42)         (3.64)         (1.57)       (1.98)       (2.13)   (0.42)   (3.64)   (1.57)    (1.88)
         ------         ------         ------       ------       ------   ------   ------   ------    ------
         $18.95         $22.17         $27.23       $24.96       $21.45   $18.95   $22.17   $27.23    $24.96
         ======         ======         ======       ======       ======   ======   ======   ======    ======
         (12.61%)        (5.10%)        15.60%       25.96%       17.65%  (12.61%)  (5.10%)  15.60%    23.94%

           0.99%(b)       0.67%          0.57%        0.91%        1.36%    0.99%(b)   0.67%   0.57%    0.91%(+)
           1.93%          1.88%          1.88%        1.91%        1.65%    1.93%    1.88%    1.88%     1.91%(+)
           1.96%          1.90%          1.91%        1.93%        1.65%    1.96%    1.90%    1.91%     1.93%(+)
            120%           123%           125%         169%         182%     120%     123%     125%      169%
     $1,143,755     $1,457,366     $1,678,696   $1,482,411   $1,198,206   $7,528   $9,671   $5,579      $359

FINANCIAL HIGHLIGHTS


154


HIGH YIELD CORPORATE BOND FUND



                                                                                             CLASS A
                                                                                     Year ended December 31,
                                                                   2001          2000          1999          1998          1997

  Net asset value at beginning of period                            $6.10         $7.41         $7.54         $8.16         $8.27
                                                                    -----         -----         -----         -----         -----
  Net investment income                                              0.65(c)       0.80          0.79          0.75          0.74
  Net realized and unrealized gain (loss) on investments            (0.50)        (1.25)        (0.06)        (0.57)         0.23
  Net realized and unrealized gain (loss) on foreign
   currency transactions                                             0.00(a)       0.02          0.02         (0.01)       (0.00)(b)
                                                                    -----         -----         -----         -----         -----
  Total from investment operations                                   0.15         (0.43)         0.75          0.17          0.97
                                                                    -----         -----         -----         -----         -----

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                                        (0.65)        (0.83)        (0.85)        (0.75)        (0.74)
  From net realized gain on investments                                --         (0.05)        (0.03)        (0.04)        (0.34)
  Return of capital                                                 (0.04)           --            --            --            --
                                                                    -----         -----         -----         -----         -----
  Total dividends and distributions                                 (0.69)        (0.88)        (0.88)        (0.79)        (1.08)
                                                                    -----         -----         -----         -----         -----
  Net asset value at end of period                                  $5.56         $6.10         $7.41         $7.54         $8.16
                                                                    =====         =====         =====         =====         =====
  Total investment return(a)                                         2.49%        (6.48%)       10.33%         2.07%        12.20%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                                             10.84%(c)     11.35%        10.36%         9.40%         8.79%
  Net expenses                                                       1.04%         1.03%         1.00%         1.00%         1.01%
  Expenses (before waiver)                                           1.08%         1.07%         1.04%         1.04%         1.01%
  Portfolio turnover rate                                              51%           54%           83%          128%          128%
  Net assets at end of period (in 000's)                         $710,205      $456,770      $369,275      $278,181      $238,841



* Class C shares were first offered on September 1, 1998.


(+) Annualized.


(a) Total return is calculated exclusive of sales charges and is not annualized.


(b) Less than one cent per share.


(c)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                                                                       Class A         Class B         Class C
                                                                      ----------      ----------      ----------
               Decrease net investment income.......................  ($0.00)(b)      ($0.00)(b)      ($0.00)(b)
               Increase net realized and unrealized gains and
                losses..............................................    0.00 (b)        0.00 (b)        0.00 (b)
               Decrease ratio of net investment income..............   (0.04%)         (0.04%)         (0.04%)

                                                            FINANCIAL HIGHLIGHTS


                                                                             155


                                                  HIGH YIELD CORPORATE BOND FUND



                                CLASS B                                               CLASS C
                        Year ended December 31,                          Year ended December 31,      Sept. 1*
                                                                                                      through
                                                                                                      Dec. 31,
        2001         2000         1999         1998         1997        2001       2000      1999       1998

          $6.09        $7.40        $7.53        $8.15        $8.26      $6.09      $7.40     $7.53     $7.43
          -----        -----        -----        -----        -----      -----      -----     -----     -----
           0.61(c)       0.74        0.73         0.69         0.69       0.61(c)     0.74     0.73      0.27
          (0.50)       (1.25)       (0.06)       (0.57)        0.23      (0.50)     (1.25)    (0.06)     0.15
           0.00(a)       0.02        0.02        (0.01)       (0.00)(b)     0.00(a)     0.02    0.02    (0.01)
          -----        -----        -----        -----        -----      -----      -----     -----     -----
           0.11        (0.49)        0.69         0.11         0.92       0.11      (0.49)     0.69      0.41
          -----        -----        -----        -----        -----      -----      -----     -----     -----

          (0.61)       (0.77)       (0.79)       (0.69)       (0.69)     (0.61)     (0.77)    (0.79)    (0.27)
             --        (0.05)       (0.03)       (0.04)       (0.34)        --      (0.05)    (0.03)    (0.04)
          (0.04)          --           --           --           --      (0.04)        --        --        --
          -----        -----        -----        -----        -----      -----      -----     -----     -----
          (0.65)       (0.82)       (0.82)       (0.73)       (1.03)     (0.65)     (0.82)    (0.82)    (0.31)
          -----        -----        -----        -----        -----      -----      -----     -----     -----
          $5.55        $6.09        $7.40        $7.53        $8.15      $5.55      $6.09     $7.40     $7.53
          =====        =====        =====        =====        =====      =====      =====     =====     =====
           1.72%       (7.20%)       9.51%        1.31%       11.55%      1.72%     (7.20%)    9.51%     5.58%

          10.09%(c)      10.60%       9.61%       8.65%        8.18%     10.09%(c)    10.60%    9.61%    8.65%(+)
           1.79%        1.78%        1.75%        1.75%        1.62%      1.79%      1.78%     1.75%     1.75%(+)
           1.83%        1.82%        1.79%        1.79%        1.62%      1.83%      1.82%     1.79%     1.79%(+)
             51%          54%          83%         128%         128%        51%        54%       83%      128%
     $2,475,037   $2,609,320   $3,294,427   $3,309,389   $3,380,439   $174,205   $106,709   $67,181   $10,025

FINANCIAL HIGHLIGHTS


156


STRATEGIC INCOME FUND



                                                                                              CLASS A
                                                                               Year ended December 31,                  Feb. 28*
                                                                                                                        through
                                                                                                                        Dec. 31,
                                                                     2001         2000         1999         1998          1997

  Net asset value at beginning of period                              $8.37        $9.20        $9.71        $9.91       $10.00
                                                                      -----        -----        -----        -----       ------
  Net investment income                                                0.67(a)(d)    0.73        0.67         0.60         0.54
  Net realized and unrealized gain (loss) on investments              (0.14)       (0.61)       (0.45)       (0.09)        0.07
  Net realized and unrealized gain (loss) on foreign currency
   transactions                                                        0.01        (0.26)        0.00(b)     (0.01)        0.05
                                                                      -----        -----        -----        -----       ------
  Total from investment operations                                     0.54        (0.14)        0.22         0.50         0.66
                                                                      -----        -----        -----        -----       ------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                                          (0.62)       (0.55)       (0.70)       (0.70)       (0.54)
  From net realized gain on investments                                  --           --        (0.03)          --        (0.21)
  Return of capital                                                   (0.07)       (0.14)       (0.00)(c)       --           --
                                                                      -----        -----        -----        -----       ------
  Total dividends and distributions                                   (0.69)       (0.69)       (0.73)       (0.70)       (0.75)
                                                                      -----        -----        -----        -----       ------
  Net asset value at end of period                                    $8.22        $8.37        $9.20        $9.71       $ 9.91
                                                                      =====        =====        =====        =====       ======
  Total investment return(b)                                           6.62%       (1.57%)       2.30%        5.17%        6.62%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                                                7.95%(d)     8.27%        6.97%        6.14%        6.46%(+)
  Net expenses                                                         1.44%        1.47%        1.34%        1.38%        1.15%(+)
  Expenses (before reimbursement)                                      1.44%        1.47%        1.34%        1.42%        1.49%(+)
  Portfolio turnover rate                                               141%         187%         244%         325%         323%
  Net assets at end of period (in 000's)                            $15,066      $18,909      $19,922      $21,603      $18,922


* Commencement of Operations.
** Class C shares were first offered on September 1, 1998.

(+) Annualized.


(a)Per share data based on average shares outstanding during the year.


(b) Total return is calculated exclusive of sales charges and is not annualized.


(c) Less than one cent per share.


(d)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                                                                       Class A         Class B         Class C
                                                                      ----------      ----------      ----------
        Decrease net investment income..............................  ($0.00)(c)      ($0.00)(c)      ($0.00)(c)
        Increase net realized and unrealized gains and losses.......    0.00 (c)        0.00 (c)        0.00 (c)
        Decrease ratio of net investment income.....................   (0.13%)         (0.13%)         (0.13%)

                                                            FINANCIAL HIGHLIGHTS


                                                                             157


                                                           STRATEGIC INCOME FUND



                         CLASS B
                                             Feb. 28*                 CLASS C
                 Year ended December 31,                Year ended December 31,   Sept. 1**
                                             through                               through
                                             Dec. 31,                             Dec. 31,
      2001      2000      1999      1998       1997      2001     2000    1999      1998

       $8.36     $9.19     $9.70     $9.91    $10.00     $8.36    $9.19   $9.70     $9.59
       -----     -----     -----     -----     -----     -----    -----   -----     -----
        0.61(a)(d)    0.67    0.60    0.54      0.48      0.61(a)(d)   0.67  0.60    0.21
       (0.15)    (0.61)    (0.45)    (0.11)     0.07     (0.15)   (0.61)  (0.45)     0.10
        0.01     (0.26)     0.00(c)   (0.01)    0.05      0.01    (0.26)   0.00(c)    0.01
       -----     -----     -----     -----     -----     -----    -----   -----     -----
        0.47     (0.20)     0.15      0.42      0.60      0.47    (0.20)   0.15      0.32
       -----     -----     -----     -----     -----     -----    -----   -----     -----

       (0.56)    (0.50)    (0.63)    (0.63)    (0.48)    (0.56)   (0.50)  (0.63)    (0.21)
          --        --     (0.03)       --     (0.21)       --       --   (0.03)       --
       (0.07)    (0.13)    (0.00)(c)      --      --     (0.07)   (0.13)  (0.00)(c)      --
       -----     -----     -----     -----     -----     -----    -----   -----     -----
       (0.63)    (0.63)    (0.66)    (0.63)    (0.69)    (0.63)   (0.63)  (0.66)    (0.21)
       -----     -----     -----     -----     -----     -----    -----   -----     -----
       $8.20     $8.36     $9.19     $9.70     $9.91     $8.20    $8.36   $9.19     $9.70
       =====     =====     =====     =====     =====     =====    =====   =====     =====
        5.78%    (2.28%)    1.54%     4.35%     6.02%     5.78%   (2.28%)  1.54%     3.41%

        7.20%(d)    7.52%    6.22%    5.39%     5.71%(+)   7.20%(d)   7.52%  6.22%    5.39%(+)
        2.19%     2.22%     2.09%     2.13%     1.90%(+)   2.19%   2.22%   2.09%     2.13%(+)
        2.19%     2.22%     2.09%     2.17%     2.24%(+)   2.19%   2.22%   2.09%     2.13%(+)
         141%      187%      244%      325%      323%      141%     187%    244%      325%
     $51,694   $47,607   $59,645   $66,273   $43,872    $2,965   $2,895    $768       $91

FINANCIAL HIGHLIGHTS


158


GOVERNMENT FUND



                                                                                              CLASS A
                                                                                      Year ended December 31,
                                                                     2001         2000         1999         1998         1997

  Net asset value at beginning of period                              $8.19        $7.75        $8.46        $8.27        $8.06
                                                                      -----        -----        -----        -----        -----
  Net investment income                                                0.39(a)(d)    0.46(a)     0.42         0.43         0.50
  Net realized and unrealized gain (loss) on investments               0.12         0.45        (0.65)        0.24         0.21
                                                                      -----        -----        -----        -----        -----
  Total from investment operations                                     0.51         0.91        (0.23)        0.67         0.71
                                                                      -----        -----        -----        -----        -----

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                                          (0.39)       (0.46)       (0.42)       (0.43)       (0.50)
  Return of capital                                                   (0.06)       (0.01)       (0.06)       (0.05)          --
                                                                      -----        -----        -----        -----        -----
  Total dividends and distributions                                   (0.45)       (0.47)       (0.48)       (0.48)       (0.50)
                                                                      -----        -----        -----        -----        -----
  Net asset value at end of period                                    $8.25        $8.19        $7.75        $8.46        $8.27
                                                                      =====        =====        =====        =====        =====
  Total investment return(b)                                           6.33%       12.20%       (2.81%)       8.32%        9.12%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                                                4.71%(d)     5.89%        5.17%        5.20%        6.23%
  Expenses                                                             1.17%        1.16%        1.13%        1.12%        1.09%
  Portfolio turnover rate                                               151%         324%         255%         371%         338%
  Net assets at end of period (in 000's)                            $59,405      $58,674      $34,116      $22,189      $17,114



* Class C shares were first offered on September 1, 1998.


(+) Annualized.


(a)Per share data based on average shares outstanding during the period.


(b) Total return is calculated exclusive of sales charges and is not annualized.


(c) Less than one cent per share.


(d)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                                                                      Class A       Class B       Class C
                                                                      -------       -------       -------
        Decrease net investment income..............................  ($0.03)       ($0.03)       ($0.03)
        Increase net realized and unrealized gains and losses.......    0.03          0.03          0.03
        Decrease ratio of net investment income.....................   (0.37%)       (0.37%)       (0.37%)

                                                            FINANCIAL HIGHLIGHTS


                                                                             159


                                                                 GOVERNMENT FUND



                           CLASS B                                       CLASS C
                   Year ended December 31,                  Year ended December 31,   Sept. 1*
                                                                                      through
                                                                                      Dec. 31,
       2001       2000       1999       1998       1997      2001     2000    1999      1998

        $8.18      $7.73      $8.44      $8.25      $8.04    $8.18    $7.73   $8.44    $8.43
        -----      -----      -----      -----      -----    -----    -----   -----    -----
         0.33(a)(d)     0.40(a)     0.36     0.37     0.45    0.33(a)(d)   0.40(a)  0.36   0.12
         0.12       0.46      (0.66)      0.24       0.21     0.12     0.46   (0.66)    0.03
        -----      -----      -----      -----      -----    -----    -----   -----    -----
         0.45       0.86      (0.30)      0.61       0.66     0.45     0.86   (0.30)    0.15
        -----      -----      -----      -----      -----    -----    -----   -----    -----

        (0.34)     (0.41)     (0.36)     (0.37)     (0.45)   (0.34)   (0.41)  (0.36)   (0.12)
        (0.05)     (0.00)(c)    (0.05)    (0.05)       --    (0.05)   (0.00)(c) (0.05)  (0.02)
        -----      -----      -----      -----      -----    -----    -----   -----    -----
        (0.39)     (0.41)     (0.41)     (0.42)     (0.45)   (0.39)   (0.41)  (0.41)   (0.14)
        -----      -----      -----      -----      -----    -----    -----   -----    -----
        $8.24      $8.18      $7.73      $8.44      $8.25    $8.24    $8.18   $7.73    $8.44
        =====      =====      =====      =====      =====    =====    =====   =====    =====
         5.54%     11.49%     (3.60%)     7.52%      8.54%    5.54%   11.49%  (3.60%)   1.75%

         3.96%(d)     5.14%     4.42%     4.45%      5.67%    3.96%(d)   5.14%  4.42%   4.45%(+)
         1.92%      1.91%      1.88%      1.87%      1.65%    1.92%    1.91%   1.88%    1.87%(+)
          151%       324%       255%       371%       338%     151%     324%    255%     371%
     $411,271   $403,374   $483,495   $590,592   $636,491   $9,245   $5,059    $532      $94

FINANCIAL HIGHLIGHTS


160


TAX FREE BOND FUND



                                                                                              CLASS A
                                                                                      Year ended December 31,
                                                                     2001         2000         1999         1998         1997

  Net asset value at beginning of period                              $9.68        $9.08       $10.20       $10.19       $ 9.84
                                                                      -----        -----       ------       ------       ------
  Net investment income                                                0.45         0.47         0.45         0.47         0.51
  Net realized and unrealized gain (loss) on investments              (0.06)        0.60        (1.12)        0.03         0.35
                                                                      -----        -----       ------       ------       ------
  Total from investment operations                                     0.39         1.07        (0.67)        0.50         0.86
                                                                      -----        -----       ------       ------       ------

  LESS DIVIDENDS:

  From net investment income                                          (0.45)       (0.47)       (0.45)       (0.49)       (0.51)
                                                                      -----        -----       ------       ------       ------
  Net asset value at end of period                                    $9.62        $9.68        $9.08       $10.20       $10.19
                                                                      =====        =====       ======       ======       ======
  Total investment return(a)                                           4.04%       12.15%       (6.75%)       4.98%        9.02%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                                                4.59%        5.05%        4.62%        4.61%        5.14%
  Expenses                                                             1.03%        1.03%        1.02%        1.02%        1.01%
  Portfolio turnover rate                                                57%          56%         101%         116%         119%
  Net assets at end of period (in 000's)                            $39,760      $22,495      $13,676      $17,868      $13,017


* Class C shares were first offered on September 1, 1998.

(+) Annualized.


(a) Total return is calculated exclusive of sales charges and is not annualized.



MONEY MARKET FUND



                                                                           CLASS A
                                                                           Year ended December 31,
                                                   2001             2000             1999             1998            1997

  Net asset value at beginning of period            $1.00            $1.00            $1.00            $1.00           $1.00
                                                    -----            -----            -----            -----           -----
  Net investment income                              0.04             0.06             0.05             0.05            0.05
                                                    -----            -----            -----            -----           -----

  LESS DIVIDENDS:

  From net investment income                        (0.04)           (0.06)           (0.05)           (0.05)          (0.05)
                                                    -----            -----            -----            -----           -----
  Net asset value at end of period                  $1.00            $1.00            $1.00            $1.00           $1.00
                                                    =====            =====            =====            =====           =====
  Total investment return(a)                         3.72%            5.87%            4.65%            5.01%           5.08%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                              3.59%            5.71%            4.56%            4.90%           4.97%
  Net expenses                                       0.70%            0.70%            0.70%            0.70%           0.70%
  Expenses (before reimbursement)                    0.90%            0.89%            0.85%            0.93%           0.95%
  Net assets at end of period (in 000's)         $223,807         $167,720         $189,336         $149,751         $80,925



* Class C shares were first offered on September 1, 1998.


(+) Annualized.


(a) Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS


                                                                             161


                                                              TAX FREE BOND FUND



                           CLASS B                                        CLASS C
                   Year ended December 31,                  Year ended December 31,    Sept. 1*
                                                                                        through
                                                                                       Dec. 31,
       2001       2000       1999       1998       1997      2001     2000     1999      1998

        $9.68      $9.09     $10.21     $10.19      $9.84    $9.68    $9.09   $10.21    $10.25
        -----      -----     ------     ------     ------    -----    -----   ------    ------
         0.42       0.45       0.43       0.45       0.49     0.42     0.45     0.43      0.15
        (0.06)      0.59      (1.12)      0.03       0.35    (0.06)    0.59    (1.12)    (0.04)
        -----      -----     ------     ------     ------    -----    -----   ------    ------
         0.36       1.04      (0.69)      0.48       0.84     0.36     1.04    (0.69)     0.11
        -----      -----     ------     ------     ------    -----    -----   ------    ------

        (0.42)     (0.45)     (0.43)     (0.46)     (0.49)   (0.42)   (0.45)   (0.43)    (0.15)
        -----      -----     ------     ------     ------    -----    -----   ------    ------
        $9.62      $9.68      $9.09     $10.21     $10.19    $9.62    $9.68    $9.09    $10.21
        =====      =====     ======     ======     ======    =====    =====   ======    ======
         3.79%     11.75%     (6.96%)     4.83%      8.80%    3.79%   11.75%   (6.96%)    1.09%

         4.34%      4.80%      4.37%      4.36%      4.93%    4.34%    4.80%    4.37%     4.36%(+)
         1.28%      1.28%      1.27%      1.27%      1.22%    1.28%    1.28%    1.27%     1.27%(+)
           57%        56%       101%       116%       119%      57%      56%     101%      116%
     $314,867   $321,230   $358,417   $461,420   $482,209   $1,586   $1,130     $490        $5



                                                               MONEY MARKET FUND



                           CLASS B                                         CLASS C
                   Year ended December 31,                   Year ended December 31,    Sept. 1*
                                                                                         through
                                                                                        Dec. 31,
       2001       2000       1999       1998       1997      2001      2000     1999      1998

        $1.00      $1.00      $1.00      $1.00      $1.00     $1.00    $1.00    $1.00     $1.00
        -----      -----      -----      -----      -----     -----    -----    -----     -----
         0.04       0.06       0.05       0.05       0.05      0.04     0.06     0.05      0.02
        -----      -----      -----      -----      -----     -----    -----    -----     -----

        (0.04)     (0.06)     (0.05)     (0.05)     (0.05)    (0.04)   (0.06)   (0.05)    (0.02)
        -----      -----      -----      -----      -----     -----    -----    -----     -----
        $1.00      $1.00      $1.00      $1.00      $1.00     $1.00    $1.00    $1.00     $1.00
        =====      =====      =====      =====      =====     =====    =====    =====     =====
         3.72%      5.87%      4.65%      5.01%      5.08%     3.72%    5.87%    4.65%     1.60%

         3.59%      5.71%      4.56%      4.90%      4.97%     3.59%    5.71%    4.56%     4.90%(+)
         0.70%      0.70%      0.70%      0.70%      0.70%     0.70%    0.70%    0.70%     0.70%(+)
         0.90%      0.89%      0.85%      0.93%      0.95%     0.90%    0.89%    0.85%     0.93%(+)
     $439,927   $408,275   $458,391   $424,174   $336,622   $16,706   $9,364   $2,154       $18

FINANCIAL HIGHLIGHTS


162


INTERNATIONAL EQUITY FUND



                                                                                          CLASS A
                                                                                  Year ended December 31,
                                                                 2001         2000         1999         1998         1997

  Net asset value at beginning of period                         $10.98       $15.23       $12.21       $10.33       $10.48
                                                                 ------       ------       ------       ------       ------
  Net investment income (loss)                                    (0.01)(a)    (0.08)(a)    (0.07)        0.01         0.80
  Net realized and unrealized gain (loss) on investments          (1.82)       (3.07)        3.54         2.13         0.03
  Net realized and unrealized gain (loss) on foreign currency
   transactions                                                    0.11        (0.12)       (0.13)       (0.06)       (0.36)
                                                                 ------       ------       ------       ------       ------
  Total from investment operations                                (1.72)       (3.27)        3.34         2.08         0.47
                                                                 ------       ------       ------       ------       ------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                                      (0.09)          --        (0.03)          --           --
  From net realized gain on investments and foreign currency
   transactions                                                   (0.06)       (0.98)       (0.29)       (0.20)       (0.62)
                                                                 ------       ------       ------       ------       ------
  Total dividends and distributions                               (0.15)       (0.98)       (0.32)       (0.20)       (0.62)
                                                                 ------       ------       ------       ------       ------
  Net asset value at end of period                               $ 9.11       $10.98       $15.23       $12.21       $10.33
                                                                 ======       ======       ======       ======       ======
  Total investment return(b)                                     (15.70%)     (21.32%)      27.54%       20.17%        4.52%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income (loss)                                    (0.07%)      (0.56%)      (0.14%)       0.08%        0.19%
  Expenses                                                         2.17%        2.15%        1.94%        2.01%        2.01%
  Portfolio turnover rate                                           129%          30%          38%          54%          43%
  Net assets at end of period (in 000's)                        $25,470      $29,730      $34,407      $24,115      $17,452



* Class C shares were first offered on September 1, 1998.


(+)Annualized.


(a)Per share data based on average shares outstanding during the period.


(b)Total return is calculated exclusive of sales charges and is not annualized.

                                                            FINANCIAL HIGHLIGHTS


                                                                             163

                                                       INTERNATIONAL EQUITY FUND


                            CLASS B                                           CLASS C
                    Year ended December 31,                     Year ended December 31,      Sept. 1*
                                                                                              through
                                                                                             Dec. 31,
      2001        2000        1999        1998      1997      2001        2000       1999      1998

      $10.70      $14.95      $12.08      $10.22    $10.38    $10.70     $14.95     $12.08    $10.60
      ------      ------      ------      ------    ------    ------     ------     ------    ------
       (0.07)(a)   (0.17)(a)   (0.09)      (0.08)     0.72     (0.07)(a)  (0.17)(a)  (0.09)    (0.09)
       (1.79)      (2.98)       3.41        2.10      0.03     (1.80)     (2.98)      3.41      1.72
        0.11       (0.12)      (0.13)      (0.05)    (0.37)     0.11      (0.12)     (0.13)    (0.04)
      ------      ------      ------      ------    ------    ------     ------     ------    ------
       (1.75)      (3.27)       3.19        1.97      0.38     (1.76)     (3.27)      3.19      1.59
      ------      ------      ------      ------    ------    ------     ------     ------    ------

       (0.01)         --       (0.03)         --        --     (0.01)        --      (0.03)       --
       (0.06)      (0.98)      (0.29)      (0.11)    (0.54)    (0.06)     (0.98)     (0.29)    (0.11)
      ------      ------      ------      ------    ------    ------     ------     ------    ------
       (0.07)      (0.98)      (0.32)      (0.11)    (0.54)    (0.07)     (0.98)     (0.32)    (0.11)
      ------      ------      ------      ------    ------    ------     ------     ------    ------
       $8.88      $10.70      $14.95      $12.08    $10.22     $8.87     $10.70     $14.95    $12.08
      ======      ======      ======      ======    ======    ======     ======     ======    ======
      (16.34%)    (21.71%)     26.60%      19.34%     3.78%   (16.44%)   (21.71%)    26.60%    15.07%

       (0.82%)     (1.31%)     (0.89%)     (0.67%)   (0.49%)   (0.82%)    (1.31%)    (0.89%)   (0.67%)(+)
        2.92%       2.90%       2.69%       2.76%     2.69%     2.92%      2.90%      2.69%     2.76%(+)
         129%         30%         38%         54%       43%      129%        30%        38%       54%
     $51,887     $70,182     $94,698     $75,516   $63,241      $371       $692       $343       $11

FINANCIAL HIGHLIGHTS


164


GLOBAL HIGH YIELD FUND



                                                                                    CLASS A
                                                                    Year ended December 31,            June 1*
                                                                                                       through
                                                                                                       Dec. 31,
                                                                 2001         2000         1999          1998

  Net asset value at beginning of period                         $8.49        $8.58        $8.00        $10.00
                                                                 -----        -----        -----        ------
  Net investment income                                           0.85(f)      0.85         0.78          0.34(a)
  Net realized and unrealized gain (loss) on investments          0.24        (0.08)        0.58         (1.99)
  Net realized and unrealized gain (loss) on foreign currency
   transactions                                                     --        (0.00)(b)     0.01         (0.01)
                                                                 -----        -----        -----        ------
  Total from investment operations                                1.09         0.77         1.37         (1.66)
                                                                 -----        -----        -----        ------

  LESS DIVIDENDS:

  From net investment income                                     (0.86)       (0.86)       (0.79)        (0.34)
                                                                 -----        -----        -----        ------
  Net asset value at end of period                               $8.72        $8.49        $8.58         $8.00
                                                                 =====        =====        =====        ======
  Total investment return(c)                                     13.59%        9.30%       18.15%       (16.38%)

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                                          10.11%(f)    10.05%        9.57%         7.40%(+)
  Net expenses                                                    1.70%        1.71%(d)     1.70%         3.39%(+)
  Expenses (before waiver and reimbursement)                      2.27%        2.53%        2.78%         3.59%(+)
  Portfolio turnover rate                                          111%          96%         104%           96%
  Net assets at end of period (in 000's)                        $9,894       $8,827       $8,186        $7,548


* Commencement of Operations.
** Class C shares were first offered on September 1, 1998.

(+) Annualized.


(a) Per share data is based on average shares outstanding during the period.


(b)Less than one cent per share.


(c) Total return is calculated exclusive of sales charges and is not annualized.


(d)The effect of non-reimbursable interest expense on the expense ratio was 0.01%.


(e) Less than one thousand dollars.


(f)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                                                                       Class A         Class B         Class C
                                                                       -------         -------         -------
        Decrease net investment income..............................  ($0.00)(b)      ($0.00)(b)      ($0.00)(b)
        Increase net realized and unrealized gains and losses.......    0.00(b)        (0.00)(b)        0.00(b)
        Decrease ratio of net investment income.....................   (0.04%)         (0.04%)         (0.04%)

                                                            FINANCIAL HIGHLIGHTS


                                                                             165


                                                          GLOBAL HIGH YIELD FUND



                     CLASS B                                    CLASS C
       Year ended December 31,      June 1*       Year ended December 31,     Sept. 1**
                                    through                                    through
                                    Dec. 31,                                  Dec. 31,
      2001       2000       1999      1998       2001       2000      1999      1998

      $8.46      $8.54      $7.98    $10.00      $8.46      $8.54     $7.98     $7.18
      -----      -----      -----    ------      -----      -----     -----     -----
       0.79(f)    0.79       0.71      0.32(a)    0.79(f)    0.79      0.71      0.27(a)
       0.23      (0.08)      0.56     (2.01)      0.23      (0.08)     0.56      0.81
         --      (0.00)(b)   0.01     (0.01)        --      (0.00)(b)  0.01     (0.01)
      -----      -----      -----    ------      -----      -----     -----     -----
       1.02       0.71       1.28     (1.70)      1.02       0.71      1.28      1.07
      -----      -----      -----    ------      -----      -----     -----     -----

      (0.80)     (0.79)     (0.72)    (0.32)     (0.80)     (0.79)    (0.72)    (0.27)
      -----      -----      -----    ------      -----      -----     -----     -----
      $8.68      $8.46      $8.54     $7.98      $8.68      $8.46     $8.54     $7.98
      =====      =====      =====    ======      =====      =====     =====     =====
      12.69%      8.58%     17.01%   (16.82%)    12.69%      8.58%    17.01%    14.99%

       9.36%(f)   9.30%      8.82%     6.65%(+)   9.36%(f)   9.30%     8.82%     6.65%(+)
       2.45%      2.46%(d)   2.45%     4.14%(+)   2.45%      2.46%(d)  2.45%     4.14%(+)
       3.02%      3.28%      3.53%     4.34%(+)   3.02%      3.28%     3.53%     4.34%(+)
        111%        96%       104%       96%       111%        96%      104%       96%
     $6,715     $5,498     $3,756    $2,532       $957       $460       $79       $--(e)

FINANCIAL HIGHLIGHTS


166


INTERNATIONAL BOND FUND



                                                                                              CLASS A
                                                                                      Year ended December 31,
                                                                     2001         2000          1999         1998         1997

  Net asset value at beginning of period                             $8.02         $9.07        $10.57       $10.10       $10.95
                                                                     -----         -----        ------       ------       ------
  Net investment income                                               0.28(a)(d)    0.25(a)       0.36         0.54         0.80
  Net realized and unrealized gain (loss) on investments              0.04         (0.05)        (0.89)        0.58        (0.94)
  Net realized and unrealized gain (loss) on foreign currency
   transactions                                                      (0.23)        (0.71)        (0.33)        0.02         0.33
                                                                     -----         -----        ------       ------       ------
  Total from investment operations                                    0.09         (0.51)        (0.86)        1.14         0.19
                                                                     -----         -----        ------       ------       ------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income and net realized gain on foreign
   currency transactions                                                --            --         (0.04)       (0.58)       (0.76)
  From net realized gain on investments                                 --            --         (0.09)       (0.09)       (0.28)
  Return of capital                                                  (0.50)        (0.54)        (0.51)          --           --
                                                                     -----         -----        ------       ------       ------
  Total dividends and distributions                                  (0.50)        (0.54)        (0.64)       (0.67)       (1.04)
                                                                     -----         -----        ------       ------       ------
  Net asset value at end of period                                   $7.61         $8.02         $9.07       $10.57       $10.10
                                                                     =====         =====        ======       ======       ======
  Total investment return(b)                                          1.15%        (5.50%)       (8.22%)      11.61%        1.83%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                                               3.51%(d)      3.17%         3.80%        5.17%        5.35%
  Net expenses                                                        1.88%         1.86%         1.61%        1.59%        1.56%
  Expenses (before waiver)                                            2.18%         2.16%         1.91%        1.89%        1.86%
  Portfolio turnover rate                                              179%          197%          281%         287%         179%
  Net assets at end of period (in 000's)                            $9,006       $15,907       $12,326      $15,542      $12,263



* Class C shares were first offered on September 1, 1998.


(+) Annualized.


(a)Per share data based on average shares outstanding during the period.


(b) Total return is calculated exclusive of sales charges and is not annualized.


(c) Less than one thousand.


(d)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                                                                      Class A       Class B       Class C
                                                                      --------      --------      --------
        Decrease net investment income..............................  ($0.03)       ($0.03)       ($0.03)
        Increase net realized and unrealized gains and losses.......    0.03          0.03          0.03
        Decrease ratio of net investment income.....................   (0.35%)       (0.35%)       (0.35%)

                                                            FINANCIAL HIGHLIGHTS


                                                                             167

                                                         INTERNATIONAL BOND FUND


                           CLASS B                                        CLASS C
                   Year ended December 31,                  Year ended December 31,   Sept. 1*
                                                                                       through
                                                                                      Dec. 31,
      2001          2000       1999      1998      1997     2001     2000     1999      1998

      $8.01         $9.08      $10.59    $10.12    $10.98   $8.01    $9.08   $10.59    $10.13
      -----         -----      ------    ------    ------   -----    -----   ------    ------
       0.22(a)(d)    0.21(a)     0.29      0.46      0.74    0.22(a)(d)  0.21(a)   0.29    0.16
       0.04         (0.05)      (0.90)     0.58     (0.96)   0.04    (0.05)   (0.90)     0.53
      (0.22)        (0.73)      (0.33)     0.02      0.34   (0.22)   (0.73)   (0.33)     0.02
      -----         -----      ------    ------    ------   -----    -----   ------    ------
       0.04         (0.57)      (0.94)     1.06      0.12    0.04    (0.57)   (0.94)     0.71
      -----         -----      ------    ------    ------   -----    -----   ------    ------

         --            --       (0.03)    (0.50)    (0.70)     --       --    (0.03)    (0.16)
         --            --       (0.09)    (0.09)    (0.28)     --       --    (0.09)    (0.09)
      (0.47)        (0.50)      (0.45)       --        --   (0.47)   (0.50)   (0.45)       --
      -----         -----      ------    ------    ------   -----    -----   ------    ------
      (0.47)        (0.50)      (0.57)    (0.59)    (0.98)  (0.47)   (0.50)   (0.57)    (0.25)
      -----         -----      ------    ------    ------   -----    -----   ------    ------
      $7.58         $8.01       $9.08    $10.59    $10.12   $7.58    $8.01    $9.08    $10.59
      =====         =====      ======    ======    ======   =====    =====   ======    ======
       0.48%        (6.22%)     (8.94%)   10.79%     1.15%   0.48%   (6.22%)  (8.94%)    7.05%

       2.76%(d)      2.42%       3.05%     4.42%     4.69%   2.76%(d)  2.42%   3.05%     4.42%(+)
       2.63%         2.61%       2.36%     2.34%     2.22%   2.63%    2.61%    2.36%     2.34%(+)
       2.93%         2.91%       2.66%     2.64%     2.52%   2.93%    2.91%    2.66%     2.64%(+)
        179%          197%        281%      287%      179%    179%     197%     281%      287%
     $8,388        $9,546     $13,955   $18,797   $20,870    $249     $231      $48       $--(c)

Appendix A



TAXABLE EQUIVALENT YIELD TABLE*(+)



  IF YOUR FEDERAL                                                    a tax-free yield of
  MARGINAL INCOME TAX            3.50%       4.00%       4.50%       5.00%       5.50%       6.00%       6.50%        7.00%
  RATE IS                                                      would equal a taxable yield of:
  15.00%                         4.12%       4.71%       5.29%       5.88%       6.47%       7.06%        7.65%        8.24%
  27.00%                         4.79%       5.48%       6.16%       6.85%       7.53%       8.22%        8.90%        9.59%
  30.00%                         5.00%       5.71%       6.43%       7.14%       7.86%       8.57%        9.29%       10.00%
  35.00%                         5.38%       6.15%       6.92%       7.69%       8.46%       9.23%       10.00%       10.77%
  38.60%                         5.70%       6.51%       7.33%       8.14%       8.96%       9.77%       10.59%       11.40%



* This table reflects application of the regular federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change.



(+) This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities the interest on which is exempt from regular federal income tax.

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.



STATEMENT OF ADDITIONAL INFORMATION (SAI)


Provides more details about the Funds. The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.



ANNUAL/SEMIANNUAL REPORTS


Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal period.



TO OBTAIN INFORMATION:


More information about the Funds, including the SAI and the Annual/Semiannual Reports is available free upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors Inc., attn: MainStay Marketing Dept., NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.



You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). You may also visit the SEC's website at www.sec.gov, or you may obtain information by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



THE MAINSTAY FUNDS

SEC File Number: 811-04550


NYLIFE DISTRIBUTORS INC.

NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors Inc. is the
Distributor of The MainStay Funds.

[MAINSTAY.LOGO]

[RECYCLE LOGO]


           For more information call 1-800-MAINSTAY (1-800-624-6782)  MS01-05/02 or visit our website at www.mainstayfunds.com.

THE MAINSTAY(R) FUNDS

EQUITY FUNDS

MainStay Select 20 Equity Fund

MainStay Small Cap Growth Fund

MainStay Small Cap Value Fund*


MainStay Mid Cap Growth Fund

MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund

MainStay Equity Index Fund**


MainStay U.S. Large Cap Equity Fund


EQUITY AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund

MainStay Government Fund

MainStay Tax Free Bond Fund
MainStay Money Market Fund


 * Closed to new investors.


** Closed to new investors and new share purchases.



For more information call

1-800-MAINSTAY (1-800-624-6782)

or visit our website at


www.mainstayfunds.com.



                                                            MS02-05/02

    The

    MainStay (R)

    Funds

    PROSPECTUS

    May 1, 2002


                                  MAP EQUITY FUND
                                   CLASS I SHARES

                                  [MAINSTAY.LOGO]

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

What's Inside?


  3      MAP Equity Fund
  8      Shareholder Guide
 20      Know With Whom You're Investing
 23      Financial Highlights

                                   MainStay MAP

                                   Equity Fund

The MAP Equity Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

                                   PRINCIPAL INVESTMENT STRATEGIES

                                   The Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund primarily invests in the securities of domestic issuers.


                                   INVESTMENT PROCESS

                                   In pursuing the Fund's investment objective, Markston International LLC ("Markston International"), the Fund's Subadvisor, seeks to identify securities that are out of favor but where a catalyst exists for turning such securities into investments that the Subadvisor believes will have improved performance (i.e., value opportunities). Factors examined by the Subadvisor to indicate value include: statistical indications, such as low multiples of book value or cash flow, and more fundamental factors, such as industry consolidations. The Subadvisor also places emphasis on the presence of a catalyst that may unlock a company's potential, such as management changes, restructurings and sales of underperforming assets. In selecting securities for investment, the Subadvisor also assesses the judgment, quality and integrity of company management and the track record of product development.


                                   Although under normal circumstances the Fund holds its securities for a relatively long period of time, the Subadvisor may sell investments when it believes the

4
MAP EQUITY FUND

opportunity for current profits or the risk of market decline outweighs the prospect of capital gains. Certain securities may be acquired from time-to-time in an effort to earn short-term profits.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry, and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.


Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.


The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market, economic or political conditions, or during periods when the Subadvisor believes that investment opportunities in the equity markets are diminished (due to either fundamental changes in those markets or an anticipated general decline in the value of equity securities), for temporary defensive

                                                                               5
[MAP Equity Fund Bar Chart]                                      MAP EQUITY FUND

92                                                                               10.53
93                                                                                8.67
94                                                                                2.76
95                                                                               32.50
96                                                                               23.82
97                                                                               27.99
98                                                                               24.23
99                                                                               12.18
00                                                                               16.88
01                                                                                2.36


ANNUAL RETURNS, CLASS I SHARES


(by calendar year 1992-2001)



               purposes, the Fund may invest outside the scope of its principal investment focus. Under such conditions, the Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in cash, preferred stock, money market and other instruments.


               PAST PERFORMANCE


               The bar chart (left) and tables (below and on the next page) indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of broad-based securities market indices. Performance figures for Class I shares, first offered on June 9, 1999, include the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) from May 1, 1995 through June 8, 1999 and the Mutual Benefit Fund shares (a predecessor to the Fund) from January 1, 1992 through April 30, 1995. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, CLASS I SHARES


(1992-2001)



                                             RETURNS         QUARTER/YEAR
  Highest return/best quarter                 18.71%              4/98
  Lowest return/worst quarter                -14.65%              3/01

6
MAP EQUITY FUND


AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2001)



                                          1 YEAR   5 YEARS   10 YEARS

  MAP Equity Fund
  Return Before Taxes
    Class I                                2.36%   15.31%     15.27%

  Return After Taxes on
  Distributions(1)
    Class I                               -2.69%   12.68%     11.53%

  Return After Taxes on Distributions
  and Sale of Fund Shares(1)
    Class I                               -1.43%   11.78%     10.99%

  S&P 500(R) Index(2) (reflects no
  deduction for fees, expenses,
  or taxes)                               -11.87%  10.70%     12.94%

  Russell Midcap(R) Index(3) (reflects
  no deduction for fees, expenses, or
  taxes)                                  -5.62%   11.40%     13.58%



(1)After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.


(2) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


(3)The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                                               7
                                                                 MAP EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.


                        SHAREHOLDER FEES
           (fees paid directly from your investment)

  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                             None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None

  Exchange Fee                                                       *

  Maximum Account Fee                                               **

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fees(1)                                             0.75%

  Distribution and/or Service (12b-1) Fees                        None

  Other Expenses                                                 0.43%

  Total Annual Fund Operating Expenses(1)                        1.18%



 * Except for systematic exchanges, exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, a $10 fee will be imposed per exchange after five exchanges per calendar year.

()** An annual account fee of $12 (subject to a maximum of $36 per social security/tax I.D. number) may be charged on individual accounts with balances below $500 ($10,000 for Institutional accounts). This fee will not be charged on accounts with balances below $500 ($10,000 for Institutional accounts) due to adverse market conditions. There are exceptions. See the Shareholder Guide.

 (1) New York Life Investment Management LLC ("NYLIM" or the "Manager") had contractually agreed to limit total annual fund operating expenses to 1.00% through May 30, 2001. For a two-year period following expiration of this expense limitation, NYLIM may be entitled to reimbursement for a portion of expenses paid pursuant to the expense limitation. NYLIM had voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.00% of average daily net assets through March 11, 2002. As a result, for the fiscal year ended December 31, 2001, the management fee paid was 0.57% and total annual fund operating expenses were 1.00%. Effective March 12, 2002, NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.10% of average daily net assets for Class I shares. This reimbursement may be discontinued at any time without notice.


EXAMPLE
The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeem all your shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same.


  EXPENSES AFTER   CLASS I

   1 Year          $  120

   3 Years         $  375

   5 Years         $  649

  10 Years         $1,432

Shareholder

Guide

The following pages are intended to help you make the most of your investment in the Fund.

You are eligible to buy Class I shares if you:

- INSTITUTIONAL SHAREHOLDERS -- are an employer, association or other group retirement plan, employee benefit trust, financial institution, endowment, foundation or corporation.


- INSTITUTIONAL SHAREHOLDERS -- purchase shares through a financial services firm (such as a broker-dealer, investment adviser, or financial institution) that has a special arrangement with NYLIFE Distributors Inc., the Distributor of The MainStay Funds.


- INDIVIDUAL SHAREHOLDERS -- owned shares of the MAP-Equity Fund (the predecessor of the Fund) on June 8, 1999 or are an employee, former employee or current or former sales agent of The Mutual Benefit Life Insurance Company or MBL Life Assurance Corporation and their affiliates, including account rollovers from qualified employee benefit plans such as defined benefit pension plans, 401(k) plans and sales incentive plans.


BUYING, SELLING AND EXCHANGING CLASS I SHARES


How to Open Your MainStay Account

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell shares of the Fund.

                                                                               9
                                                               SHAREHOLDER GUIDE

---------------------------
"GOOD ORDER" means all the necessary information, signatures and documentation have been received.


If you are investing through a financial services firm, the firm will assist you with opening an account. If your initial investment is at least $5000 have your investment professional place your order by phone. MSS must receive your completed application and check in GOOD ORDER within three business days.


When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.


You buy shares at net asset value ("NAV"). NAV is generally calculated as of the close of regular trading (usually 4 pm eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after the Fund's Transfer Agent, MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC and an affiliate of the Manager, receives your order in good order. Wires are not accepted when the Exchange is closed.


Investment minimums


The following minimums apply if you are investing in the Fund:


- Institutional Shareholder -- initial combined investment is at least $250,000, which may be spread over a thirteen-month period after opening the account.

- Individual Shareholders -- initial investment amount is $500.

- Individual Shareholders -- initial investment amount through a systematic investment plan is $100.

Subsequent investments


- Institutional Shareholders -- $1,000.



- Individual Shareholders -- $50.


- Individual Shareholders -- $100 for purchases through a systematic investment plan.

10
SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES--INDIVIDUAL SHAREHOLDERS


                                      HOW                                         DETAILS
  BY WIRE:          Wire the purchase amount to:                  The wire must include:
                    State Street Bank and Trust Company           * name(s) of investor(s);
                    - ABA #011-0000-28                            * your account number; and
                    - The MainStay Funds                          * MainStay MAP Equity Fund--Class I
                      (DDA #99029415)                             Your bank may charge a fee for the wire
                    - Attn: Custody and Shareholder Services      transfer.
                    To buy shares the same day, MSS must
                    receive your wired money by 4 pm eastern
                    time.

  ELECTRONICALLY:   - Call MSS toll-free at 1-800-MAINSTAY        Eligible investors can purchase shares
                      (1-800-624-6782) between 8 am and 6 pm      by using electronic debits from a
                      eastern time any day the New York           designated bank account.
                      Stock Exchange is open to make an ACH
                      purchase; call before 4 pm to buy
                      shares at the current day's net asset
                      value (NAV); or
                    - visit us at www.mainstayfunds.com

  BY MAIL:          Address your order to:                        Make your check payable to
                    The MainStay Funds                            The MainStay Funds.
                    P.O. Box 8401                                 * $50 minimum
                    Boston, MA 02266-8401                         Be sure to write on your check:
                                                                  * name(s) of investor(s)
                    Send overnight orders to:                     * your account number
                    The MainStay Funds                            * MainStay Map Equity Fund--Class I
                    c/o Boston Financial
                    Data Services
                    66 Brooks Drive
                    Braintree, MA 02184

                                                                              11
                                                               SHAREHOLDER GUIDE


SELLING SHARES -- INDIVIDUAL SHAREHOLDERS



                                      HOW                                         DETAILS
  BY PHONE:         TO RECEIVE PROCEEDS BY CHECK:                 * MSS will only send checks to the
                                                                    account's owner at the owner's address
                    Call MSS toll-free at 1-800-MAINSTAY            of record and generally will not send
                    (1-800-624-6782) between 8 am and 6 pm          checks to addresses on record for 30
                    eastern time any day the New York Stock         days or less.
                    Exchange is open. Call before 4 pm to         *The maximum order MSS can process by
                    sell shares at the current day's NAV.          phone is $100,000.
                    TO RECEIVE PROCEEDS BY WIRE:                  * Generally, after receiving your sell
                    Call MSS toll-free at 1-800-MAINSTAY          order by phone, MSS will send the
                    (1-800-624-6782) between 8 am and 6 pm          proceeds by bank wire to your
                    eastern time any day the New York Stock         designated bank account the next
                    Exchange is open. Call before 4 pm to           business day, although it may take up
                    sell shares at the current day's NAV.           to seven days to do so. Your bank may
                    Eligible investors may sell shares and          charge you a fee to receive the wire
                    have proceeds electronically credited to        transfer.
                    a designated bank account.                    *MSS must have your bank account
                                                                   information on file.
                                                                  *There is an $11 fee for wire
                                                                   redemptions.

                    TO RECEIVE PROCEEDS ELECTRONICALLY BY         * MSS must have your bank account
                    ACH:                                            information on file.
                                                                  * Proceeds will take 2-3 days to reach
                                                                    your account.
                                                                  * No fee.
  BY MAIL:          Address your order to:                        Write a letter of instruction that
                    The MainStay Funds                            includes:
                    P.O. Box 8401                                 *your name(s) and signature(s);
                    Boston, MA 02266-8401                         *your account number;
                                                                  *MainStay MAP Equity Fund-Class I; and
                    Send overnight orders to:                     *dollar or share amount you want to
                    The MainStay Funds                            sell.
                    c/o Boston Financial Data Services            Obtain a Medallion signature guarantee
                    66 Brooks Drive                               or other documentation, as required.
                    Braintree, MA 02184                           There is a $15 fee for checks mailed to
                                                                  you overnight.

12
SHAREHOLDER GUIDE
---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

---------------------------

CONVENIENT, YES . . .
BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that The MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless The MainStay Funds or MSS fails to use established safeguards for your protection. These safeguards are among those currently in place at The MainStay Funds:

- all phone calls
 with service representatives are tape recorded; and
- written confirmation of every transaction is sent to your address of record.



MSS and MainStay reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.


REDEMPTIONS-IN-KIND

MainStay reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling 1-800-MAINSTAY (1-800-624-6782) for a form.

Systematic investing--Individual Shareholders only

MainStay offers three automatic investment plans.


1. AutoInvest



If you obtain authorization from your bank, you can automatically debit your designated bank account to:



- make regularly scheduled investments; and/or



- purchase shares whenever you choose.



2. Dividend reinvestment


Automatically reinvest dividends and distributions.


3. Payroll deductions


If your employer offers this option, you can make automatic investments through payroll deduction.


Systematic withdrawal plan--Individual Shareholders only


Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of request and shares must not be in certificate form.

The Fund will not knowingly permit systematic withdrawals if, at the same time, you are making systematic investments.

                                                                              13
                                                               SHAREHOLDER GUIDE
---------------------------

MSS tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.


---------------------------

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences. When you sell exchanged shares, you will have to pay any applicable sales charges.


Exchanging shares among MainStay Funds--Individual Shareholders only


Individual Shareholders may exchange all or a portion of their Class I shares into Class A shares of another MainStay Fund without the imposition of a front-end sales charge. Prior to making an exchange, an individual shareholder should understand that a Rule 12b-1 fee is imposed on Class A shares. Prior to exchanging shares, individual shareholders should read carefully The MainStay Funds' prospectus. Once Class I shares are exchanged for Class A shares of another MainStay Fund, those shares may not be exchanged into Class I shares.


You may make exchanges from the Class I shares to Class A shares of another MainStay Fund by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from Class I shares to the Class A shares of another MainStay Fund.


An exchange of Class I shares for Class A shares of another MainStay Fund will be treated as a sale of Class I shares followed by the purchase of Class A shares of the other MainStay Fund. Any gain on the transaction may be subject to taxes.



You may not exchange your Class I shares into Class A shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. Currently, the MainStay Small Cap Value Fund is closed to new investors.



You may not exchange your Class I shares into Class A shares of another MainStay Fund that is closed to new share purchases. Currently, the MainStay Equity Index Fund is closed to new investors and new share purchases.

14
SHAREHOLDER GUIDE


GENERAL POLICIES


Buying Shares

- All investments must be in U.S. dollars with funds drawn on a U.S. bank.


- MSS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time. If your check or ACH purchase is returned unpaid due to insufficient funds, your order will be canceled and your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.



- The Fund may, in its discretion, reject any order for the purchase of shares.


Selling Shares


- If you have share certificates, you must return them with a written redemption request.



- Your shares will be sold at the next net asset value (NAV) calculated after MSS receives your redemption request in good order. MSS will make the payment within seven days after receiving your request in good order.



- If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH order is received.


- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.

                                                                              15
                                                               SHAREHOLDER GUIDE


- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses may, however, be denied.


- MSS requires a written order to sell shares if:


  - an account has submitted a change of address in the previous 30 days.



- MSS requires a written order to sell shares and a Medallion signature guarantee if:



  - MSS does not have on file required bank information to wire funds;



  - the proceeds from the sale will exceed $100,000;



  - the proceeds of the sale are to be sent to an address other than the address of record; or


  - the proceeds are to be payable to someone other than the account holder(s).


In the interests of all shareholders, the Fund reserves the right to:



- change or discontinue the exchange privilege upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;



- change or discontinue the systematic withdrawal plan upon notice to shareholders;



- charge a $12 annual account fee (maximum of $36 per social security or tax I.D. number) on accounts with balances less than $500 for Individual Shareholders and $10,000 for Institutional Shareholders and reserves the right to close accounts with balances less than $250 (by redeeming all shares held and sending proceeds to the address of record). With respect to Individual Shareholders, the fee is not charged on retirement plan accounts, accounts with automatic investment plans and accounts for which tracking data is not available; and/or



- change the minimum investment amounts.



You will receive notice in writing if MSS revises or terminates the systematic withdrawal plan or the exchange privileges.

16
SHAREHOLDER GUIDE


Additional Information



The policies and fees described in this prospectus govern transactions with The MainStay Funds. If you invest through a third party--bank, broker, 401(k) plan, financial adviser or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on, buying or selling shares. Consult a representative of your plan or financial institution if in doubt.



From time to time The MainStay Funds may close and reopen any of its Funds to new investors or new share purchases at its discretion. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.



Medallion Signature Guarantees



A Medallion signature guarantee helps protect against fraud. To protect your account, the Fund and MSS from fraud, Medallion signature guarantees are required for joint accounts and to enable the Fund to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more for an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

                                                                              17
                                                               SHAREHOLDER GUIDE


Shareholders may contact MSS toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.



Determining the Fund's Share Price (NAV) and the Valuation of Securities



The Fund generally calculates the share price of a single share of the Fund (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4 pm eastern time). The value of the Fund's investments is based on current market prices. If current market values are not available, investments will be valued by another method that the Board of Trustees believes accurately reflects fair value. Changes in the value of the Fund's securities after the close of regular trading will not be reflected in the calculation of NAV unless the Subadvisor deems a particular event would materially affect NAV. In this case, an adjustment in the valuing of the securities may be made.


FUND EARNINGS
Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

Capital Gains

Funds earn capital gains when they sell securities at a profit.

When the Fund pays dividends

The Fund declares and distributes any dividends quarterly.

Dividends are paid on the first business day of each month after a dividend is declared.

When the Fund pays capital gains

The Fund will distribute any gains to shareholders in December.

18
SHAREHOLDER GUIDE


HOW TO TAKE YOUR EARNINGS



You may receive your share of MainStay Fund earnings in one of four ways. You can make your choice at the time of application, and change it as often as you like by notifying your investment professional (if permitted by the broker-dealer) or MSS directly. The four choices are:



1. Reinvest everything in the Fund.


2. Take the dividends in cash and reinvest the capital gains in the Fund.

3. Take the capital gains in cash and reinvest the dividends in the Fund.


4. Take everything in cash.


If you do not make one of these choices on your application, your earnings will be automatically reinvested in Class I shares of the MAP Equity Fund.

                                                                              19
                                                               SHAREHOLDER GUIDE
---------------------------
SEEK PROFESSIONAL ASSISTANCE.
Your investment professional can help you keep your investment goals coordinated with your tax considerations. For tax counsel, always consult a tax adviser. For additional information on federal, state and local taxation, see the SAI.
---------------------------

DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

---------------------------
BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.
---------------------------

MSS reserves the right to automatically reinvest dividend distributions of less than $10.00.


UNDERSTAND THE TAX CONSEQUENCES
Most of your earnings are taxable

Virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings are taxed as capital gains; earnings from short-term capital gains and income generated on dividends, debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of the Fund, if any, will generally be a result of long-term capital gains and short-term capital gains (taxed as ordinary income).



MSS will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.



The Fund may be required to withhold U.S. Federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

20

Know With Whom You're Investing

WHO RUNS THE FUND'S DAY-TO-DAY BUSINESS?


New York Life Investment Management LLC ("NYLIM" or the "Manager"), NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Fund's Manager. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Trustees. The Manager commenced operations in April, 2000, and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company. As of December 31, 2001, NYLIM and its affiliates managed over $150 billion in assets. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.



The Manager has delegated its day-to-day portfolio management responsibilities to Markston International, 50 Main Street, White Plains, New York 10606, the Subadvisor to the Fund. As of December 31, 2001, Markston International managed approximately $550 million in assets.



The Manager also pays the salaries and expenses of all personnel affiliated with the Fund, and all the operational expenses that aren't the responsibility of the Fund, including the fee paid to the Subadvisor. Pursuant to a management contract with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly.

For the fiscal year ended December 31, 2001, The MainStay Funds, on behalf of the Fund, paid the Manager an aggregate fee for services performed at an annual rate of 0.57% of the average daily net assets of the Fund.



The Fund, pursuant to an Accounting Agreement with the Manager, will bear an allocable portion of the Manager's cost of performing certain bookkeeping and pricing services. The Fund pays the Manager a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.



The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Subadvisor, except to the extent expressly provided in the Management Agreement between the Manager and the Trust, on behalf of the Fund.



Under the supervision of the Manager, the Subadvisor is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records. For these services, the Subadvisor is paid a monthly fee by the Manager, not the Fund. The Fund's Trustees oversee the management and operations of the Fund.



Investment decisions for the Fund are made by Michael Mullarkey, Roger Lob and Christopher Mullarkey. Michael Mullarkey has an MBA from Harvard Business School, is a Managing Member of Markston International and has been a portfolio manager of the MAP Equity Fund, or its predecessors, since 1981. Mr. Lob has an MBA from Columbia Business School, is a Member of Markston International and has been a portfolio manager for the

MAP Equity Fund, or its predecessors, since 1987. Christopher Mullarkey is a Member of Markston International, has nine years of experience in the investment business and has been a portfolio manager of the MAP Equity Fund since 2002. Michael Mullarkey currently is the Fund's primary portfolio manager. Fund assets are divided between the managers within certain parameters. Markston reviews this asset allocation by portfolio manager periodically, and may adjust this allocation based on investment performance and new investment opportunities identified by each portfolio manager. This tri-manager investment structure facilitates the Fund's diversification while allowing each portfolio manager to focus his research on a limited number of companies.

24

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and capital gain distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                                                         YEAR ENDED DECEMBER 31,*
                                                              -----------------------------------------------
                                                               2001      2000      1999      1998      1997
                                                              -------   -------   -------   -------   -------
Net asset value at beginning of year........................  $ 27.31   $ 26.25   $ 24.58   $ 22.73   $ 20.66
                                                              -------   -------   -------   -------   -------
Net investment income.......................................     0.07      0.12      0.11      0.33      0.28
Net realized and unrealized gain on investments.............     0.58      4.13      2.81      4.81      5.49
                                                              -------   -------   -------   -------   -------
Total from investment operations............................     0.65      4.25      2.92      5.14      5.77
                                                              -------   -------   -------   -------   -------
Less dividends and distributions:
From net investment income..................................    (0.07)    (0.03)    (0.11)    (0.33)    (0.29)
From net realized gain on investments.......................    (0.14)    (3.16)    (1.14)    (2.96)    (3.41)
                                                              -------   -------   -------   -------   -------
Total dividends and distributions...........................    (0.21)    (3.19)    (1.25)    (3.29)    (3.70)
                                                              -------   -------   -------   -------   -------
Net asset value at end of year..............................  $ 27.75   $ 27.31   $ 26.25   $ 24.58   $ 22.73
                                                              =======   =======   =======   =======   =======
Total investment return**...................................     2.36%    16.88%    12.18%    24.23%    27.99%

Ratios (to average net assets)/Supplemental Data:
Net investment income.......................................     0.62%     0.37%     0.39%     1.10%     1.18%
Net expenses................................................     1.00%     1.00%     0.88%     0.70%     0.82%
Expenses (before reimbursement).............................     1.18%     1.19%     0.96%     0.77%     0.82%
Portfolio turnover rate.....................................       19%       40%       32%       41%       58%
Net assets at end of year (in 000's)........................  $96,726   $69,434   $63,460   $60,414   $94,172
                                                              =======   =======   =======   =======   =======



--------

 * The financial information for the year ended December 31, 1998 and prior relates to the MAP-Equity Fund shares, which were reorganized into Class I shares as of the close of business on June 8, 1999. Financial information for the year ended December 31, 1999 represents the combined results of operations of the MAP-Equity Fund and Mainstay MAP Equity
     Fund.
** Total return is calculated exclusive of sales charge and is not annualized.

No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus. Any such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Fund. A current SAI is incorporated by reference into the prospectus and has been filed with the SEC.


ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal period.


TO OBTAIN INFORMATION:

More information about the Fund, including the SAI and the Annual/Semiannual Reports, is available free upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com or write to NYLIFE Distributors Inc., attn:
MainStay Marketing Dept., NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.



You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). You may also visit the SEC's website at www.sec.gov or you may obtain information by paying a duplicating fee and sending an e-mail to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


THE MAINSTAY FUNDS
SEC File Number: 811-04550

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors Inc. is the Distributor

of The MainStay Funds.


                                                                 [MAINSTAY.LOGO]

[RECYCLE LOGO]

                               THE MAINSTAY FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2002



         Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectuses dated May 1, 2002 for The MainStay Funds, a Massachusetts business Trust (the "Trust"), as amended or supplemented from time to time (the "Prospectuses"), and should be read in conjunction with the Prospectuses. This SAI is incorporated by reference in and is made a part of the Prospectuses. The Prospectuses are available without charge by writing to NYLIFE Distributors Inc. (the "Distributor"), NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by calling 1-800-MAINSTAY (1-800-624-6782).


         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectuses, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by The MainStay Funds or the Distributor. This Statement of Additional Information and the related Prospectuses do not constitute an offer by The MainStay Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


         Shareholder inquiries should be made by writing directly to MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC ("NYLIM SC"), the Trust's transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.



        The financial statements of the Trust, including each of the Funds (other than the U.S. Large Cap Equity Fund, which did not commence operations until January 2, 2002), including the Financial Highlights for each of the periods presented appearing in the 2001 Annual Reports to Shareholders and the Report to Shareholders thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein are incorporated by reference into this SAI.



        An audited financial statement for NYLIFE LLC, as of December 31, 2001, is included in this SAI.

                                TABLE OF CONTENTS


 THE MAINSTAY FUNDS...........................................................1
 ADDITIONAL INFORMATION ABOUT THE FUNDS.......................................1
     Blue Chip Growth Fund....................................................1
     Capital Appreciation Fund................................................2
     Convertible Fund.........................................................2
     Equity Income Fund.......................................................2
     Equity Index Fund........................................................3
     Global High Yield Fund...................................................3
     Growth Opportunities Fund................................................3
     Government Fund..........................................................4
     High Yield Corporate Bond Fund...........................................4
     International Bond Fund..................................................5
     International Equity Fund................................................5
     Map Equity Fund..........................................................6
     Mid Cap Growth Fund......................................................6
     Money Market Fund........................................................6
     Research Value Fund......................................................8
     Select 20 Equity Fund....................................................8
     Small Cap Growth Fund....................................................9
     Small Cap Value Fund.....................................................9
     Strategic Income Fund....................................................9
     Strategic Value Fund....................................................10
     Tax Free Bond Fund......................................................11
     Total Return Fund.......................................................12
     U.S. Large Cap Equity Fund..............................................12
     Value Fund..............................................................12
     The Equity Index Fund Guarantee.........................................13
     How The Indexing Works..................................................14
 INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS........15
     Commercial Paper........................................................15
     Temporary Defensive Position; Cash Equivalents..........................15
     Repurchase Agreements...................................................16
     Reverse Repurchase Agreements...........................................17
     U.S. Government Securities..............................................17
     Stripped Securities.....................................................17
     Lending Of Portfolio Securities.........................................18
     Illiquid Securities.....................................................18
     Restricted Securities...................................................18
     Municipal Securities....................................................19
     Industrial Development And Pollution Control Bonds......................21
     Bank Obligations........................................................22
     Floating And Variable Rate Securities...................................22
     Foreign Securities......................................................22
     Foreign Currency Transactions...........................................24
     Foreign Index-Linked Instruments........................................26
     Standby Commitments -- Obligations With Puts Attached...................26
     When-Issued Securities..................................................27
     Mortgage-Related And Other Asset-Backed Securities......................28
     Brady Bonds.............................................................34
     Loan Participation Interests............................................34
     Real Estate Investment Trusts ("Reits").................................35
     Options On Foreign Currencies...........................................36
     Futures Transactions....................................................37
     Swap Agreements.........................................................43

   Warrants..................................................................44
   Short Sales Against The Box...............................................45
   Risks Associated With Debt Securities.....................................45
   Risks Of Investing In High Yield Securities ("Junk Bonds")................45
   Zero Coupon Bonds.........................................................46
   Debt Securities...........................................................47
   Convertible Securities....................................................47
   Arbitrage.................................................................48
   Variable Rate Demand Notes ("VRDNs")......................................48
   Options On Securities.....................................................48
   Securities Index Options..................................................51
   Dollar-Weighted Average Maturity..........................................52
   Securities Of Other Investment Companies..................................52
   Sources Of Liquidity Or Credit Support....................................53
 FUNDAMENTAL INVESTMENT RESTRICTIONS.........................................53
 NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.....................................54
 TRUSTEES AND OFFICERS.......................................................59
   Management................................................................59
   Board Of Trustees.........................................................62
   Compensation..............................................................65
   Codes Of Ethics...........................................................65
 THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR............................66
   Subadvisory Agreements....................................................66
   Distribution Agreement....................................................69
   Distribution Plans........................................................69
   Other Services............................................................78
   Expenses Borne By The Trust...............................................78
 PORTFOLIO TRANSACTIONS AND BROKERAGE........................................79
 NET ASSET VALUE.............................................................84
   How Portfolio Securities Are Valued.......................................84
 SHAREHOLDER INVESTMENT ACCOUNT..............................................86
 SHAREHOLDER TRANSACTIONS....................................................86
 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE..............................86
   How To Purchase Shares Of The Funds.......................................86
   General Information.......................................................86
   By Mail...................................................................86
   By Telephone..............................................................86
   By Wire...................................................................87
   Additional Investments....................................................87
   Systematic Investment Plans...............................................87
   Other Information.........................................................88
   Alternative Sales Arrangements............................................88
   Initial Sales Charge Alternative Class A Shares...........................88
   Purchases At Net Asset Value..............................................90
   Reduced Sales Charges On Class A Shares...................................90
   Letter Of Intent ("LOI")..................................................91
   Contingent Deferred Sales Charge, Class A.................................91
   Contingent Deferred Sales Charge, Class B.................................91
   Contingent Deferred Sales Charge, Class C.................................94
   Redemptions And Exchanges.................................................94
   Redemption By Check.......................................................94
   Systematic Withdrawal Plan................................................95
   Distributions In Kind.....................................................95
   Suspension Of Redemptions.................................................95
   Exchange Privileges.......................................................95
   Distributions And Redemptions For Equity Index Fund.......................96

 TAX-DEFERRED RETIREMENT PLANS...............................................97
     Individual Retirement Account ("IRA")...................................97
     403(b)(7) Tax Sheltered Account.........................................98
     General Information.....................................................98
     Calculation Of Performance Quotations...................................99
 TAX INFORMATION............................................................115
     Taxation Of The Funds..................................................115
     Character Of Distributions To Shareholders -- General..................116
     Character Of Distributions To Shareholders -- The Tax-Free Fund........117
     Discount...............................................................118
     Users Of Bond-Financed Facilities......................................118
     Taxation Of Options, Futures And Similar Instruments...................118
     Passive Foreign Investment Companies...................................119
     Foreign Currency Gains And Losses......................................120
     Commodity Investments..................................................120
     Dispositions Of Fund Shares............................................120
     Tax Reporting Requirements.............................................121
     Foreign Taxes..........................................................121
     State And Local Taxes - General........................................122
     Explanation Of Fund Distributions......................................122
     Additional Information Regarding The Equity Index Fund.................122
 GENERAL INFORMATION........................................................123
     Organization And Capitalization........................................123
     Voting Rights..........................................................123
     Shareholder And Trustee Liability......................................123
     Registration Statement.................................................124
     Share Ownership Of The Funds...........................................124
     Independent Accountants................................................130
     Transfer Agent.........................................................131
     Custodians.............................................................131
     Legal Counsel..........................................................131
 APPENDIX A.................................................................132
 NYLIFE LLC AND SUBSIDIARIES CONSOLIDATED FINANCIAL STATEMENTS..............136

                               THE MAINSTAY FUNDS


         The MainStay Funds (the "Trust") is an open-end investment management company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into any number of portfolio of shares, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Trust are currently offered in 24 separate portfolios: Blue Chip Growth Fund, Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Equity Index Fund, Global High Yield Fund, Government Fund, Growth Opportunities Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, MAP Equity Fund, Mid Cap Growth Fund, Money Market Fund, Research Value Fund, Select 20 Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund, Total Return Fund, U.S. Large Cap Equity Fund and Value Fund (individually referred to as a "Fund" or, collectively, the "Funds"). Each Fund, other than Equity Index Fund, International Bond Fund, Global High Yield Fund and Select 20 Equity Fund, is a diversified fund as defined by the 1940 Act. THE EQUITY INDEX FUND WAS CLOSED TO NEW INVESTORS AND NEW SHARE PURCHASES ON JANUARY 1, 2002. THE SMALL CAP VALUE FUND WAS CLOSED TO NEW INVESTORS ON DECEMBER 1, 2001.



         New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser for the Funds and has entered into Subadvisory Agreements with Gabelli Asset Management Company ("GAMCO") with respect to the Blue Chip Growth Fund; John A. Levin & Co., Inc. ("John A. Levin") with respect to the Research Value Fund; Dalton, Greiner, Hartman, Maher & Co. ("Dalton, Greiner") with respect to the Small Cap Value Fund; Markston International LLC ("Markston International") with respect to the MAP Equity Fund; MacKay Shields LLC ("MacKay Shields") with respect to the Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Global High Yield Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Mid Cap Growth Fund, Money Market Fund, Select 20 Equity Fund, Small Cap Growth Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund; and McMorgan & Company LLC ("McMorgan") with respect to the U.S. Large Cap Equity Fund. MacKay Shields, GAMCO, John A. Levin, Dalton, Greiner, Markston International and McMorgan are sometimes jointly referred to as the "Subadvisors." There are no subadvisors for the Equity Index Fund and the Growth Opportunities Fund.




                     ADDITIONAL INFORMATION ABOUT THE FUNDS


         The Prospectuses discuss the investment objectives, strategies, risks and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies the Funds may utilize, and certain risks involved with those investments, policies and strategies. The Manager or the Subadvisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Funds but not for all Funds that it advises. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.





BLUE CHIP GROWTH FUND


         The Blue Chip Growth Fund generally invests in Blue Chip companies, with the Subadvisor selecting those securities which it perceives to be undervalued or to otherwise have growth potential. Blue Chip companies are those which occupy (or in the Subadvisor's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Market leaders can be identified within an industry as those companies which have: superior growth prospects compared with other companies in the same industry; possession of proprietary technology with the potential to bring about major changes within an industry; and/or leading sales within an industry, or the potential to become a market leader.



         In addition, Blue Chip companies possess at least one of the following attributes: faster earnings growth than their competitors and the market in general; higher profit margins relative to their competitors; strong cash flow relative to their competitors; and/or balance sheets with relatively low debt and a high return on equity relative to their competitors.



         The Fund's investments will usually be sold when they lose their perceived value relative to other similar or alternative investments. Specific sources of information used to select securities for the Fund include: general economic and industry data provided by the U.S. government and various trade associations; annual and quarterly reports and Form 10-Ks; and direct interviews with company management. Research is directed towards locating stocks that are undervalued relative to their future earnings potential.


CAPITAL APPRECIATION FUND


         The Capital Appreciation Fund normally invests in securities of U.S. companies with investment characteristics such as: participation in expanding product or service markets; increasing unit sales volume; increasing return on investment; and growth in revenues and earnings per share superior to that of the average of common stocks comprising indexes such as Standard & Poor's 500(R) Price Index.


         The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

CONVERTIBLE FUND


         In selecting convertible securities for purchase or sale for the Convertible Fund, the Subadvisor takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock. The Fund may sell short against the box (see "Short Sales Against the Box"), among other reasons, to hedge against a possible market decline in the value of the security owned or to enhance liquidity.


EQUITY INCOME FUND


         The Equity Income Fund seeks to maximize long-term total return from a combination of capital appreciation and income. The Fund emphasizes investments in U.S. common stocks and other equity income-producing securities, including preferred stocks and securities (including debt securities) that are convertible into common or preferred stocks. The Fund normally invests at least 80% of its total assets in equity income-producing securities that MacKay Shields LLC, the Fund's Subadvisor, believes are undervalued when purchased, pay cash dividends, and are listed on a national securities exchange or traded in the over-the-counter market.



         The Fund also may invest up to 35% of its total assets in equity securities that do not pay regular dividends, and up to 20% of its total assets in debt securities, U.S. government securities and cash or cash equivalents. The Fund may also invest in convertible securities and real estate investment trusts ("REITs").

         The value of the Fund's investment in REITs may be subject to many of the same risks associated with the direct ownership of real estate. This is due to the fact that the value of the REIT may be affected by the value of the real estate owned by the companies in which it invests. These risks include: declines in property values due to changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; increases in property taxes, operating expenses, interest rates, or competition; overbuilding; changes in zoning laws; and losses from casualty, condemnation, zoning or natural disaster.

         Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

         In order to meet the Fund's investment objective, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and seeks to invest primarily in equities that pay dividends and are deemed to be undervalued.

EQUITY INDEX FUND


         THE EQUITY INDEX FUND IS CLOSED TO NEW INVESTORS AND NEW SHARE
PURCHASES.



         The Fund seeks to provide investment results that correspond to the total return performance of the S&P 500(R) Stock Price Index. The Fund regularly monitors how well its performance corresponds to that Index and seeks to take corrective action whenever the correlation between the Fund's performance and the Index is less than 0.95.



         When the Fund has cash reserves, the Fund may invest in S&P 500(R) Index Futures, cash equivalents, U.S. government securities and repurchase agreements with respect thereto. The Fund may also invest up to 25% of its total assets in securities of issuers in one industry (unless the Index exceeds that concentration) and lend up to 30% of its total assets to financial institutions.


GLOBAL HIGH YIELD FUND

         Investors should understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values.


         In making investments for the foreign and emerging markets sectors of the Global High Yield Fund, the Subadvisor considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and credit quality of individual issuers. The Subadvisor also determines, using good faith and judgment, (1) the percentage of the Fund's assets to be invested in each emerging market; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.


         The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

         To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but its Subadvisor may do so, when, in its discretion, it believes it advisable.

GROWTH OPPORTUNITIES FUND


         The Growth Opportunities Fund seeks long-term growth of capital, with income as a secondary consideration. The Fund normally invests at least 80% of its total assets in common stocks and other equity-related securities of well-established, well-managed U.S. companies that appear to have better than average potential for capital appreciation and have large- to mid-cap market capitalizations.


         In order to meet the Fund's investment objective, NYLIM seeks to identify companies that are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. NYLIM uses a "top-down" approach that assesses the macroeconomic environment to determine sector weightings and manages the Fund with a growth/value orientation that is determined by market conditions.

GOVERNMENT FUND


         The Government Fund seeks to achieve its investment objective by investing primarily in U.S. government securities, which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by: (1) the full faith and credit of the U.S. government (e.g., Government National Mortgage Association ("GNMA") certificates); (2) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government; (3) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (4) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.


         The agencies and instrumentalities that issue U.S. government securities include, among others: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration.

         The Fund anticipates that a significant portion of its portfolio may consist of Treasury bonds, GNMA mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC").

         Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

         The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

HIGH YIELD CORPORATE BOND FUND


         The High Yield Corporate Fund seeks to maximize current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective and will be sought only when consistent with the Fund's primary objective. For example, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline.

         Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

         Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

         The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

         The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification. The Subadvisor analyzes potential high yield debt investments like stocks, applying a bottom-up process using a quantitative approach that focuses on the fundamentals of the companies' earnings and operating momentum, combined with qualitative research.

INTERNATIONAL BOND FUND


         The International Bond Fund may be appropriate for investors who are seeking competitive overall return commensurate with an acceptable level of risk from an international portfolio of debt securities, but who also understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values. In making investments for the Fund, the Subadvisor considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers. The Subadvisor will also determine, using good faith and judgment: (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.


         To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments but may do so when the Subadvisor, in its discretion, believes it advisable.

         Generally, the Fund's average maturity will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box. The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

INTERNATIONAL EQUITY FUND


         In making investments for the International Equity Fund, the Subadvisor considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers. The Subadvisor will also determine, using good faith judgment: (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. To hedge the market value of securities held, proposed to be held or sold, or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but may do so when the Subadvisor, in its discretion, believes it advisable.


         The International Equity Fund may invest in American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities convertible into securities of foreign issuers. An ADR is a receipt typically issued by a U.S. bank or trust company showing that you own a foreign security. An EDR is a receipt typically issued by a European bank or trust company showing that you own a foreign security. GDRs and IDRs are receipts typically issued by global or international depositories showing that you own a foreign security.

MAP EQUITY FUND


         The MAP Equity Fund may invest in warrants. A warrant is a right which entitles its holder, for a specified period of time, to acquire a specified number of shares of common stock for a specified price per share. If the share price at the time the warrant is exercised exceeds the total of the exercise price of the warrant and its purchase price, the Fund experiences a gain to the extent this total is exceeded by the share price. However, if the share price at the time the warrant expires is less than the exercise price of the warrant, the Fund will suffer a loss of the purchase price of the warrant.


         The Fund restricts its investment in securities of foreign issuers to no more than 10% of the value of the Fund's total net assets. Such securities may be subject to additional federal taxes which would increase the cost of such investments and may be subject to foreign government taxes which could reduce the income yield on such securities.

         The Fund (1) may invest in closed-end investment companies that the Subadvisor believes may convert to open-end status within two years of investment and (2) may invest to seek to influence or control management and otherwise be an activist shareholder so long as the Board of Trustees is consulted prior to any investments made for control purposes in order that the Board may consider whether it is appropriate to adopt special procedures.

         In addition, the Fund may also buy "restricted" securities which cannot be sold publicly until registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the 1933 Act has been completed. The Fund will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that the Fund will not have to pay all or some of these expenses.

MID CAP GROWTH FUND


         The Mid Cap Growth Fund's investment objective is to seek long-term growth of capital. The Fund normally invests at least 80% of its total assets in U.S. common stocks of companies with market capitalizations similar to the market capitalization of companies in the Standard & Poor's MidCap 400(R) Index at the time of the Fund's investment. To that end, the Fund generally invests in securities of companies with market capitalizations between $4 billion and $8 billion. The Fund seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are considered "growth stocks." MacKay Shields LLC, the Fund's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.


MONEY MARKET FUND

         The Money Market Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars).


         All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Subadvisor shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or,
(ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that is rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Subadvisor; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or an obligation of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee Obligation"), the Guarantee Obligation has received a rating from an NRSRO or the Guarantee Obligation is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee Obligation, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee Obligation, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee Obligation is substituted with another Demand Feature or Guarantee Obligation; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security as defined in Rule 2a-7. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).



         The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. The Fund may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category. Immediately after the acquisition of any Demand Feature or Guarantee Obligation, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee Obligation (or a security after giving effect to the Demand Feature or Guarantee Obligation) that is a not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Subadvisor, under procedures approved by the Board of Trustees, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Subadvisor and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.



         Pursuant to the rule, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's net asset value ("NAV") per share at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.



         The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.



         The extent of deviation between the Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in order to stabilize the NAV per share at $1.00, the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends.



         The Fund may hold cash for the purpose of stabilizing its NAV per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.


         The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

RESEARCH VALUE FUND


         Under normal market conditions, the Research Value Fund invests at least 80% of its assets in common stock and other securities having equity characteristics. For hedging purposes, the Fund may use options on securities, stock index options, and stock index futures and related options. These investments involve certain risks. The Fund may also invest in debt securities, including U.S. government securities and corporate debt securities (such as bonds, notes and debentures). Certain of the Fund's investments in debt securities will be obligations which, at the time of purchase, are rated "A" or better by S&P or Moody's or, if unrated, are of comparable quality as determined by the Subadvisor.



         However, the Fund may invest up to 5% of the value of its total assets in non-convertible, non-investment grade debt securities (commonly known as "high-yield" or "junk" bonds). These investments involve certain risks. The Fund may also invest in money market instruments, including repurchase agreements. Investments in debt securities will generally be made to reduce the Fund's equity exposure. During periods of high market valuations or adverse market conditions or for liquidity purposes, all or any portion of the Fund's assets may be invested temporarily in high quality debt securities or money market instruments, or held as cash.


SELECT 20 EQUITY FUND


         The Select 20 Equity Fund's investment objective is to seek long-term growth of capital. The Fund normally invests at least 80% of its assets in up to 20 U.S. common stocks and securities related to U.S. common stocks that MacKay Shields, the Fund's Subadvisor, believes have the potential for strong capital appreciation. The 20 stocks and securities represent the best ideas of the growth and value teams of the Subadvisor. The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are considered "growth stocks." "Value stocks" are stocks of companies that appear undervalued as compared to earnings and other fundamentals. There is no limit on how many of the 20 stocks will be growth stocks or value stocks and the weightings of each holding will be reflective of the conviction of the Subadvisor.


         The Fund combines the security selection ideas of the growth and value portfolio managers. The Fund maintains a flexible approach towards investing in various types of companies, as well as types of securities, including common stocks, preferred stocks, and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.


         For the growth equity component, the Fund normally invests in securities of companies with investment characteristics such as participation in expanding product or service markets, increasing unit sales volume, increasing return on investment, and growth in revenues and earnings per share superior to that of the average of common stocks comprising indexes such as the S&P 500(R) Index.


         For the value equity component, the Subadvisor generally seeks out undervalued equity securities. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the market price to the company's cash flow generation capability, "book" value, growth rates and future earnings, and estimated value of the company's assets (liquidation value).

SMALL CAP GROWTH FUND


         The Small Cap Growth Fund seeks long-term capital appreciation by investing primarily in securities of small-cap companies. The Fund normally invests at least 80% of its assets in common stocks, preferred stocks, warrants and other equity securities of companies with market capitalizations comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small cap stock performance, at the time of investment. To that end, the Fund generally invests in securities of companies with market capitalizations between $4 million and $2.5 billion.


         MacKay Shields LLC, the Fund's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Subadvisor looks for securities of companies with above average revenue and earnings per share growth, participation in growing markets, potential for positive earnings surprises, and strong management ideally with high insider ownership.

         The Fund also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as new management, new products, changes in consumer demand, and changes in the economy.

SMALL CAP VALUE FUND


         THE SMALL CAP VALUE FUND IS CLOSED TO NEW INVESTORS.


         It is expected that stock price performance for those firms that generate cash flow substantially exceeding normal capital spending requirements generally betters that of the equity market as a whole. At any given time, a large percentage of the Fund's portfolio may consist of substantial free cash flow generators. Sell decisions are driven by the Subadvisor's proprietary multifactor model or a change in fundamental expectations. Positions are eliminated when price appreciation renders a sale rating based on the Subadvisor's valuation model. The Fund may invest up to 15% of net assets in REITs.

STRATEGIC INCOME FUND


         In managing the Strategic Income Fund, the Subadvisor conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are among the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector within the Fund's investment portfolio.


         In making investment decisions with respect to maturity shifts, the Subadvisor takes into account a broad range of fundamental and technical indicators. The Subadvisor will alter the average maturity of the portfolio in accordance with its judgment based on the research and other methods described above.

         In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline. If the Subadvisor is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, NAV and potential capital gains could decrease, or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

         Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

         Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

         The Fund may invest up to 30% of its total assets in equity securities. These may include capital notes, which are securities representing beneficial interests in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors.


         In making investments in foreign securities the Subadvisor will determine, using good faith and judgment: (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadvisor may consider factors such as prospects for currency exchange and interest rates and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers.


            To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently.

         Generally, the average maturity of the foreign securities held by the Fund will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

         The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

         The Subadvisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.


STRATEGIC VALUE FUND



         In managing the Strategic Value Fund, the Subadvisor conducts a rigorous, disciplined valuation methodology to maximize the most appropriate investment levels among Class A, B and C shares. Fundamental economic analysis, risk and return estimations, credit quality and interest rate trends are among the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed on a particular type of security or bond within the Fund's investment portfolio. In the event that the Subadvisor's analysis indicates that the Fund should be fully invested in only one asset group, the Subadvisor will still adhere to the limitations on the amount of assets which may be allocated to each of the three asset groups.


         In analyzing different securities to assess their relative attractiveness, the Subadvisor's value investment process emphasizes such factors as low price to earnings and price to cash flow ratios, financial strength and earnings predictability. The Fund intends to purchase those securities which it believes to be undervalued in the market relative to comparable securities based on the foregoing analysis.

         In assessing whether a stock is undervalued, the Subadvisor considers, among other factors, a company's financial strength and earnings predictability. The Fund may provide some protection on the downside through its investment in companies whose current stock prices reflect, in the Subadvisor's opinion, either unwarranted pessimism or unrecognized value.

         In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

         In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadvisor expects interest rates to decline. If the Subadvisor is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, NAV and potential capital gains could decrease, or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

         Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

         Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments). For purposes of the Fund's investment policies, the Fund considers preferred stock to be a debt obligation.

         The Fund's investments may include capital notes, which are securities representing beneficial interest in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors.

         In making investments in foreign securities the Subadvisor will determine, using good faith and judgment, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadvisor may consider factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers.


         To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently.

TAX FREE BOND FUND


         The Tax Free Bond Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). Neither the Fund, the Subadvisor nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest.


         Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold high-grade Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

         The Fund may sell a security at any time in order to improve the yield on the Fund's portfolio. In buying and selling portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund will not engage in arbitrage transactions.

         The Fund may invest in Industrial Development and Pollution Control Bonds and municipal lease obligations.

         From time to time, the Fund may invest 25% or more of the value of its total assets in Municipal Bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). The Fund may also invest 25% or more of the value of its total assets in Industrial Development Bonds. Further, the Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities (along with all other illiquid securities) to no more than 10% of the value of its total assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

         The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.


TOTAL RETURN FUND



         The Total Return Fund may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will also invest in stocks and other equity securities which it believes to be undervalued based upon factors such as ratios of market price to book value, estimated liquidating value and projected cash flow.


         The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.


         Although the Total Return Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Subadvisor believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective.



U.S. LARGE CAP EQUITY FUND



         The U.S. Large Cap Equity Fund seeks above average total return and will invest in the common stock of companies believed to have potential for long-term capital growth with an emphasis on dividend-paying common stocks. Under normal circumstances the Fund will invest at least 80% of its assets in the equity securities of U.S. companies whose market capitalizations at the time of purchase are generally within the range contained in the S&P 500(R) Index. McMorgan, the Fund's Subadvisor, seeks to invest in companies with sustained earnings and growth potential, strong management and balance sheet, and market undervaluation in light of expected future earnings.


VALUE FUND


        The Value Fund seeks to maximize long-term total return from a combination of capital growth and income. In order to achieve this objective the Fund normally invests at least 80% of its assets in U.S. common stocks that MacKay Shields LLC, the Fund's Subadvisor, believes are "undervalued" (selling below their value) when purchased, typically pay dividends (although there may be non-dividend paying stocks if they meet the "undervalued" criteria), and are listed on a national securities exchange or are traded in the over-the-counter market. Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. The Fund is not designed or managed primarily to produce current income.

THE EQUITY INDEX FUND GUARANTEE


         NYLIFE LLC ("NYLIFE"), a Delaware limited liability company and a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase of a Fund Share (the "Guarantee Date"), the then-NAV of a unit equal to the NAV of that Fund share, plus the value of all dividends and distributions paid with respect to that share, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the NAV of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.



         If, on a particular Guarantee Date, payments must be made under the terms of the Guarantee, the terms of the Guarantee will obligate NYLIFE unconditionally and irrevocably to pay to the Equity Index Fund's transfer and dividend disbursing agent for the benefit of shareholders with that Guarantee Date an amount equal to the difference between the Guaranteed Amount and NAV per each Guaranteed Share (as defined in the Prospectuses) outstanding. The Equity Index Fund's transfer and dividend disbursing agent will forward the difference between the Guaranteed Amount and the NAV directly to each individual shareholder.


         A Guaranteed Share (the unit to which the Guaranteed Amount will apply) is not the same as a share of the Fund. Shareholders who redeem shares, or who elect to receive dividends and distributions in cash, will own fewer units to which the Guaranteed Amount applies (i.e., they will own fewer Guaranteed Shares) and therefore will lose a portion of the benefit of the Guarantee with respect to any such redemption or dividends or distributions received in cash. When a shareholder redeems shares, shares will be redeemed on a first in, first out basis, meaning that the oldest shares, including shares no longer subject to the Guarantee, would be redeemed first.


         Payment obligations under the Guarantee will be solely the obligations of NYLIFE. NYLIFE will pay any amounts owing under the Guarantee to the Fund's transfer and dividend disbursing agent on the fifth business day following a Guarantee Date. A pro rata portion of any amounts so paid will then be forwarded to each shareholder holding, as of the close of business on such date, Guaranteed Shares with that Guarantee Date. In the case of IRAs and certain other retirement plans, the amount due under the Guarantee may be transferred to a Money Market Fund account within the plan, instead of being paid to the shareholder in cash. The Guarantee is intended to assure each owner of Guaranteed Shares on a Guarantee Date that he or she will be able to recover, as of the Guarantee Date, at a minimum, the Guaranteed Amount (with no adjustment for inflation or the time value of money). The Guarantee will benefit any holder of such Guaranteed Shares on the relevant Guarantee Date, who need not be the original purchaser, and who, for example, may own such shares by gift or inheritance.


         Although the Equity Index Fund does not intend to pay dividends and distributions in cash to shareholders (unless a shareholder elects to receive payments in cash), such dividends and distributions which are reinvested will be taxable to shareholders. See "Tax Information." The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Equity Index Fund.


         The obligations, if any, of NYLIFE under the Guarantee shall be discharged when all required payments are made in full to the transfer and dividend disbursing agent for the benefit of the shareholders or if the Equity Index Fund's NAV on a Guarantee Date is such that no amounts are payable to shareholders under the terms of the Guarantee. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Equity Index Fund, New York Life, NYLIM, NYLIFE Distributors, any of their affiliates nor any other party is undertaking any obligation to the Equity Index Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.


         Although the Guarantee has been arranged for by the Equity Index Fund and is created under contract between the Equity Index Fund and NYLIFE, the Equity Index Fund has no interest in, and specifically disclaims any interest in, the proceeds payable under the Guarantee, which are payable solely to the shareholders with a particular Guarantee Date. The designation of such shareholders as the sole beneficiaries of the Guarantee may not be changed by either the Equity Index Fund or such shareholders. The Guarantee is neither transferable nor assignable by the Equity Index Fund or the shareholders it benefits, nor may the Equity Index Fund or its shareholders cancel or waive rights under the Guarantee. The Guarantee cannot be surrendered by either the Fund or its shareholders for cash, except in the event that payment is made pursuant to its terms. Neither the Equity Index Fund nor its shareholders may use the Guarantee as a pledge for a loan, nor may the Equity Index Fund or its shareholders obtain any loan from NYLIFE with respect to amounts that may be payable pursuant to the Guarantee.

         The foregoing is only a summary, and not a complete statement of the principal terms of the Guarantee. Reference is made to the Guarantee, a specimen copy of which has been filed as an exhibit to the Registration Statement. This summary is subject thereto and qualified in its entirety by such reference.

         If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share in the amount of such cash distribution. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee.


         Following their particular Guarantee Date, the shares of the Equity Index Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the S&P 500(R) Index.



        NYLIFE LLC was formed in Delaware on September 30, 1999 as a Delaware limited liability company. Audited financial statements for NYLIFE for its most recent fiscal year ended December 31, 2001, appear in this SAI. New York Life is a mutual life insurance company.









         EVEN THOUGH THE EQUITY INDEX FUND IS CLOSED TO NEW SHARE PURCHASES, NYLIFE WILL CONTINUE TO HONOR THE GUARANTEE.


HOW THE INDEXING WORKS

         The weightings of stocks in the S&P 500(R) Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). The Manager seeks to provide investment results which mirror the performance of the Index. The Manager attempts to achieve this objective by investing in all stocks in the Index in the same proportion as their representation in the Index.


         It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The correlation between the performance of the Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the Index, and the timing and amount of shareholder redemptions, if any.


         "Standard & Poor's", "S&P 500(R)", "S&P" and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500(R) Index to track general stock market performance. The S&P 500(R) Index is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of NYLIM or the owners of the Fund into consideration in determining, composing or calculating the S&P 500(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.



         S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, owners of the Fund, or any other person or entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.





                   INVESTMENT PRACTICES, INSTRUMENTS AND RISKS
                            COMMON TO MULTIPLE FUNDS


         The Funds may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectuses and elsewhere in this SAI.


         NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

         The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and the NAV of each Fund's shares will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.


COMMERCIAL PAPER


         Each Fund may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, each Fund may invest up to 5% of its total assets in commercial paper if rated in the second highest rating category by a nationally recognized statistical rating organization, such as S&P or Moody's, or, if unrated, if the Fund's Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.



TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

         In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund, may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or savings and loan associations ("S&Ls") if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, the Global High Yield, International Equity and International Bond Funds may hold foreign cash and cash equivalents.



         In addition, a portion of each Fund's assets will be maintained in money market instruments as described above in such amount as the Manager or the Subadvisor deems appropriate for cash reserves.

REPURCHASE AGREEMENTS

         The Funds may enter domestic or foreign repurchase agreements with certain sellers determined by the Manager or the Subadvisor to be creditworthy. In addition, the Global High Yield Fund, International Bond and International Equity Funds may enter into domestic or foreign repurchase agreements with certain sellers deemed to be creditworthy pursuant to guidelines adopted by the Trustees.



         A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time (usually not more than a week in the case of the Equity Index Fund and Tax Free Bond Fund) and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.






        A Fund will limit its investment in repurchase agreements maturing in more than seven days subject to a Fund's limitation on investments in illiquid securities.



         In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.



         If the other party to a repurchase agreement were to become bankrupt, a Fund could experience delays in recovering its investment or losses. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.



         The Trustees have delegated to each Fund's Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Subadvisor seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.



         For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

         REVERSE REPURCHASE AGREEMENTS

         The Blue Chip Growth Fund, Capital Appreciation Fund, Equity Income Fund, Global High Yield Fund, Growth Opportunities Fund, Mid Cap Growth Fund, Research Value Fund, Select 20 Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Strategic Value Fund, U.S. Large Cap Equity Fund and Value Fund may enter into reverse repurchase agreements with banks or broker-dealers. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement. Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets. The Blue Chip Growth Fund, Equity Income Fund, Global High Yield Fund, Growth Opportunities Fund, Research Value Fund, Small Cap Value Fund, Small Cap Growth Fund, Strategic Income Fund and Strategic Value Fund will each limit its investments in reverse repurchase agreements to no more than 5% of its total assets. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Subadvisors.




         The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.



         If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.


U.S. GOVERNMENT SECURITIES


         Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."



         U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.


STRIPPED SECURITIES

         Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.


         Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.


LENDING OF PORTFOLIO SECURITIES


         Each Fund may seek to increase its income by lending portfolio securities to certain broker-dealers and institutions, in accordance with guidelines adopted by the Board of Trustees. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of certain of the Funds, has entered into an agency agreement with Metropolitan West Securities LLC, which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Funds' Subadvisors.



         As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Subadvisor, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If a Subadvisor determines to make securities loans, it is intended that the value of securities loaned will not exceed 33% of the value of the total assets of the lending Fund. Under the guidelines adopted by the Board of Trustees, a Fund is prohibited from lending more than 5% of the Fund's total assets to any one counterparty.



         Subject to receipt of exemptive relief from the 1940 Act, the Funds, subject to certain conditions and limitations, may be permitted to invest cash collateral and uninvested cash in one or more series of New York Life Investment Management Institutional Funds, an affiliate of the Funds.


ILLIQUID SECURITIES


         Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Manager determines the liquidity of a Fund's investments; in doing so, the Manager may consider various factors, including
(1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.


RESTRICTED SECURITIES


         Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder (i.e., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.


MUNICIPAL SECURITIES


         Each Fund may purchase municipal securities. The Funds may purchase municipal securities for temporary defensive purposes. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including notes and bonds, are issued to obtain funds for various public purposes. Two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).



         The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues.


         Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

         Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

         Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.


         Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.


         Project Notes are instruments sold by the Department of Housing and Urban Development ("HUD") but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

         Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

         Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

         Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

         An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities which were not publicly offered initially.


         There may be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which each Fund may invest.


         The Tax Free Bond Fund may invest more than 25% of its total assets in municipal securities the issuers of which are located in the same state and may invest more than 25% of its total assets in municipal securities the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; colleges and universities; public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments which might affect all municipal securities of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of municipal securities.


         The Tax Free Bond Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if the Subadvisor believes that such transactions, net of costs including taxes, if any, would improve the overall return on its portfolio. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Fund will be able to take advantage of them.


         There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

         The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investments in these securities subject to its limitation on investments in illiquid securities.





         INCOME LEVEL AND CREDIT RISK. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal or interest on its or their municipal obligations may be materially affected. Although the Funds' quality standards are designed to minimize the credit risk of investing in municipal securities, that risk cannot be entirely eliminated.



         TAX CONSIDERATIONS. With respect to the Tax Free Bond Fund, income derived by the Fund from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by the Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.



         The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.


INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

         Industrial Development Bonds which pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

         Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the TRA, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

BANK OBLIGATIONS


         Each Fund may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks. CDs are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.




         Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days that are subject to withdrawal penalties. Each Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.



         Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital surplus and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. The Equity Index Fund will not be subject to the above restriction to the extent it invests in bank obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Equity Index Fund also may invest in CDs of S&Ls (federally or state chartered and federally insured) having total assets in excess of $1 billion.


FLOATING AND VARIABLE RATE SECURITIES


         Each Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.



         The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. To be an eligible investment for the Money Market Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.



         The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities. The Money Market Fund may not invest in inverse floaters.


FOREIGN SECURITIES


         Except for the Government Fund and Tax Free Bond Fund, each Fund may invest in U.S. dollar-denominated and non-dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Fund is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.



         Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include: differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.



         Some foreign securities are issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts ("ADRs") and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar-denominated securities traded in U.S. securities markets.


         Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Developing countries have economic structures that are less mature. Furthermore, developing countries have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of developing countries generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.


         ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs") are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts ("GDRs") are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

FOREIGN CURRENCY TRANSACTIONS


         The Funds may invest in foreign securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, each Fund, except the Equity Index Fund, the Government Fund, the Money Market Fund and the Tax Free Bond Fund, may seek to increase its return by trading in foreign currencies. In addition, to the extent a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.



         Foreign currency transactions in which the Funds may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency rates. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.



         While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         A Fund will hold liquid assets in a segregated account with its Custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.



         Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

         Another example is when the Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

         A Fund may also enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.


         A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or the Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or the Subadvisor's currency assessment is incorrect.


         At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.


         When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or the Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.



         In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

         It should be realized that the use of forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.



         The Manager and Subadvisors believe that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.



         The Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's or the Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currencies and could result in losses to the Fund if currencies do not perform as the Subadvisor anticipates. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell a foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.


         A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN INDEX-LINKED INSTRUMENTS


         As part of its investment program, and to maintain greater flexibility, the Global High Yield Fund, International Bond Fund, International Equity Fund, Strategic Income Fund and U.S. Large Cap Equity Fund may, subject to compliance with each Fund's limitations applicable to its investment in debt securities, invest in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.


         A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Tax considerations may limit the Funds' ability to invest in foreign index-linked instruments.

STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED


         The Strategic Income Fund and Tax Free Bond Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each of these Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Subadvisor understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of these Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor has the Strategic Income Fund or Tax Free Bond Fund assumed that such commitments would continue to be available under all market conditions.


         A standby commitment may not be used to affect a Fund's valuation of the municipal security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.


         The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

         The Funds do not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time the Company makes the commitment on behalf of a Fund to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV. The market value of the when-issued, or firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Trustees do not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a firm or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


WHEN-ISSUED SECURITIES

         Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Trust's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

         At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. The Trustees do not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES


         Each Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.



         Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.



         A Fund will invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government-sponsored corporations such as the GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), or (ii) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. The Money Market Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act. In addition, if any such security is determined to be illiquid, a Fund will limit its investments in these instruments subject to a Fund's limitation on investments in illiquid securities.



         MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.


         Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).


         GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.



         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.



         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


         If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.


         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Subadvisor determines that the securities meet the Fund's quality standards.



         PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards.






         The Equity Index Fund and MAP Equity Fund, however, may not invest in non-government mortgage pass-through securities. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets which, in the opinion of the Fund's Subadvisor, are illiquid subject to a Fund's limitation on investments in illiquid securities.



         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.



         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.



         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bonds currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

         The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one such CMO, more than 10% of the Fund's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of such CMOs.


         FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.


         If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.


         OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.



         The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.



         CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.


         CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.


         Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

         CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.


         STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.


         RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. As is the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or the Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or the Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.


         Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.


         OTHER ASSET-BACKED SECURITIES. The Funds' Manager and Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         If consistent with a Fund's investment objective and policies, and, in the case of the Money Market Fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

BRADY BONDS


         Each of the Convertible Fund, Global High Yield Fund, High Yield Corporate Bond Fund, International Bond Fund, Mid Cap Growth Fund, Select 20 Equity Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund and U.S. Large Cap Equity Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. government securities.



         Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").


         Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

LOAN PARTICIPATION INTERESTS

         The Funds may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, a Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

         In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

         A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.


         When a Fund acts as co-lender in connection with a Participation Interest or when a Fund acquires a Participation Interest the terms of which provide that a Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider Participation Interests not subject to puts to be illiquid and subject to a Fund's limitation on investment in illiquid securities.



         The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.



REAL ESTATE INVESTMENT TRUSTS ("REITs")



         REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent the Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of REITs: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.


         REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than--and at times will perform differently from--large-capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than large-capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

OPTIONS ON FOREIGN CURRENCIES


         Each Fund, except the Equity Index Fund, Government Fund, MAP Equity Fund, Money Market Fund and Tax Free Bond Fund, may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency.


         A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.


         A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.


         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.


         A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its Custodian.


         Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.


        A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.


         Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS


         The Convertible Fund, Equity Income Fund, Global High Yield Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund and Total Return Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. The Funds may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of a Fund's portfolio and for other appropriate risk management and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. The Government Fund may enter into futures contracts and purchase and write options on futures, which are not U.S. government securities, in order to attempt to hedge against changes in interest rates and to seek current income. Such futures contracts would obligate the Fund to make or take delivery of certain debt securities or an amount of cash upon expiration of the futures contract, although most futures positions typically are closed out through an offsetting transaction prior to expiration.



         The Blue Chip Growth Fund, Capital Appreciation Fund, Convertible
Fund, Equity Income Fund, Equity Index Fund, Global High Yield Fund, Growth Opportunities Fund, International Equity Fund, MAP Equity Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund, U.S. Large Cap Equity Fund and Value Fund may purchase and sell stock index futures to hedge the equity portion of those Funds' securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contract. These Funds, and the International Bond Fund, may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Fund, except the Equity Index Fund, Government Fund, Money Market Fund and Tax Free Bond Fund may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The Blue Chip Growth Fund, Capital Appreciation Fund, Global High Yield Fund, Growth Opportunities Fund, Equity Income Fund, International Bond Fund, International Equity Fund, Mid Cap Growth Fund, Research Value Fund, Select 20 Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, U.S. Large Cap Equity Fund and Value Fund are not limited to the above-listed exchanges.



         A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, a municipal bond index and various stock indices.



         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.


         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.


         FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or the Subadvisors to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.


         Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

         On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.


         The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.


         SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.


         Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

         The Funds do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.


         CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager or the Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.


         A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.


         Another risk is that the Manager or the Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.


         OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

         Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

         The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.


         In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.


         If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

         The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.


         LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.



         When purchasing a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.



         When selling a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).



         When selling a call option on a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.



         When selling a put option on a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.


         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Tax Information."


         RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.


         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.


         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.


         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.





         ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.


SWAP AGREEMENTS


         The Blue Chip Growth Fund, Capital Appreciation Fund, Convertible
Fund, Equity Income Fund, Global High Yield Fund, Growth Opportunities Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Mid Cap Growth Fund, Research Value Fund, Select 20 Equity Fund, Small
Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund and Value Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.


         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.


         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or the Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or the Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.



         Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies and subject to regulation under the 1940 Act the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.





WARRANTS


         A Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.


SHORT SALES AGAINST THE BOX


         A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales "against the box" and such transactions will be limited to involve no more than 25% of a Fund's total assets. A Fund may enter into a short sale against the box to, among other reasons, hedge against a possible market decline in the value of the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's Custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. If a broker, with which the Fund has open short sales, were to become bankrupt, the Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the Subadvisors believe are creditworthy. The MAP Equity Fund may not enter into short sales "against the box."


RISKS ASSOCIATED WITH DEBT SECURITIES


         To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.



         Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.


         Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

         When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Subadvisor, such securities have the potential for future income (or capital appreciation, if any).


RISKS OF INVESTING IN HIGH-YIELD SECURITIES ("JUNK BONDS")



         Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "high-yield" or "junk" bonds) are not considered "investment grade." There is more price volatility, more risk of losing your principal interest, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.



         Investors should be willing to accept the risk associated with investment in high-yield/high-risk securities. Investment in high-yield/high-risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High-yield/high-risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high-yield/high-risk bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.



         The secondary market on which high-yield/high-risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high-yield/high-risk bond, and could adversely affect and cause large fluctuations in the daily NAV of the Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield/high-risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.



         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield/high-risk bonds, especially in a thinly traded market.



         If the issuer of high-yield/high-risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.



         Analysis of the creditworthiness of issuers of high-yield/high-risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high-yield/high-risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.



         The use of credit ratings as the sole method for evaluating high-yield/high-risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yield/high-risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high-yield/high-risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV and investment practices. In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.



         In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts which have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.


ZERO COUPON BONDS

         The Funds, except the Equity Index Fund and MAP Equity Fund, may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Funds must accrue and distribute every year even though a Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

DEBT SECURITIES

         Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

CONVERTIBLE SECURITIES


         The Blue Chip Growth Fund, Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Global High Yield Fund, Growth Opportunities Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, MAP Equity Fund, Mid Cap Growth Fund, Research Value Fund, Select 20 Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund, U.S. Large Cap Equity Fund and Value Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.


         Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

         As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.


         Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

ARBITRAGE


         Each Fund, except the Equity Index Fund, International Bond Fund, International Equity Fund, MAP Equity Fund and Tax Free Bond Fund, may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code.


VARIABLE RATE DEMAND NOTES ("VRDNs")


         The Tax Free Bond Fund may invest in tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.



         The Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed up by an irrevocable letter of credit or guaranty of the Institution. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the Institution in such obligation, except that the Institution typically retains fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.


OPTIONS ON SECURITIES

         WRITING CALL OPTIONS. Each Fund, except the MAP Equity Fund and the Money Market Fund, may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option--in return for a premium received--the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

         During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

         A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.


         A closing purchase transaction may be made only on a national or foreign securities exchange which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.


         Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Subadvisor, engage without limitation in the writing of options on U.S. government securities. Subject to the limitation that all call and put option writing transactions be covered, and limitations imposed on regulated investment companies under Federal tax law, the International Bond Fund, International Equity Fund and Global High Yield Fund may, to the extent determined appropriate by the Subadvisor, engage without limitation in the writing of options on their portfolio securities.

         WRITING PUT OPTIONS. Each Fund, except the Money Market Fund and the MAP Equity Fund, may also write covered put options. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

         A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

         The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

         If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

         In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Trust's intention that each Fund qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Subadvisors, engage without limitation in the writing of options on U.S. government securities.


         PURCHASING OPTIONS. Each Fund, except the Money Market Fund and the Tax Free Bond Fund, may purchase put or call options which are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.


         The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

         The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

         MARRIED PUTS. Each Fund, except the Equity Index Fund, MAP Equity Fund, Money Market Fund and Tax Free Bond Fund, may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

         Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

         SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.


         A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security. The Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Mid Cap Growth Fund, Money Market Fund, Select 20 Equity Fund, Total Return Fund, U.S. Large Cap Equity Fund and Value Fund will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Fund's total assets.


         The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. The ability of a Fund to successfully utilize options may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

SECURITIES INDEX OPTIONS


         The Funds, except the MAP Equity Fund, may purchase call and put options on securities indexes (only call options on the S&P 500(R) Composite Price Index in the case of the Equity Index Fund) for the purpose of hedging against the risk of unfavorable price movements which may adversely affect the value of a Fund's securities. The Equity Index Fund may purchase call options on the S&P 500(R) Index to protect against increases in the prices of securities underlying the Index that the Equity Index Fund intends to purchase pending its ability to invest in such securities in an orderly manner.



         Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.



         A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.


         The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indexes on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund.

         A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Fund may also allow options to expire unexercised.

DOLLAR-WEIGHTED AVERAGE MATURITY

         Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

         For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

SECURITIES OF OTHER INVESTMENT COMPANIES


         Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.


SOURCES OF LIQUIDITY OR CREDIT SUPPORT

         Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS


         The Funds' investment restrictions set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectuses and this SAI, and the Funds' objectives as described in the Prospectuses, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.



         Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectuses, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.


EACH FUND MAY NOT:


         1. With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund. This restriction does not apply to the Equity Index Fund, International Bond Fund, Global High Yield Fund and Select 20 Equity Fund.



         2. Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that these Funds maintain asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets.



         3. Purchase securities (or with respect to the Tax Free Bond Fund purchase (i) Pollution Control and Industrial Development Bonds, or (ii) securities the interest from which is not exempt from regular federal income tax) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities, or with respect to each Fund except Strategic Value Fund, investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that (a) the above limitation does not apply to the Equity Index Fund to the extent that the Standard & Poor's 500(R) Composite Stock Price Index is so concentrated; (b) up to 40% of the High Yield Corporate Bond Fund's, Strategic Income Fund's and Strategic Value Fund's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but each Fund will not invest 25% or more in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more);
(c) 25% or more of the market value of the total assets of the Money Market Fund will be invested in the securities of banks and bank holding companies, including CDs and bankers' acceptances; and (d) at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds.



         4. Purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate); commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for any Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies (or securities, with respect to Blue Chip Growth Fund, Equity Income Fund, Global High Yield Fund, Growth Opportunities Fund, MAP Equity Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Strategic Value Fund) or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction.



         5. Make loans to other persons, except loans of portfolio securities. The Equity Index Fund may lend securities in an amount not to exceed 30% of its total assets in accordance with applicable guidelines approved by the Board of Trustees. The purchase of debt obligations (and bankers' acceptances and commercial paper in the case of the Equity Index Fund) and the entry into repurchase agreements in accordance with a Fund's investment objectives and policies are not deemed to be loans for this purpose.


         6. Act as an underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities.


         7. Issue senior securities, except to the extent permitted under the 1940 Act.


         The following fundamental investment restriction is applicable to the Tax Free Bond Fund only. The Tax Free Bond Fund must:

         1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         In addition to each Fund's fundamental investment restrictions, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.


         Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

THE FOLLOWING ARE NON-FUNDAMENTAL RESTRICTIONS OF THE CAPITAL APPRECIATION FUND, CONVERTIBLE FUND, GOVERNMENT FUND, MONEY MARKET FUND, TAX FREE BOND FUND, TOTAL RETURN FUND AND VALUE FUND. EACH OF THESE FUNDS MAY NOT:



         (a) purchase from or sell portfolio securities of the Fund to any of the officers or Trustees of the Trust, its investment advisers, its principal underwriter or the officers, or directors of its Subadvisors or principal underwriter;



        (b) invest more than 10% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Subadvisor may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written;



         (c) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;


         (d) invest in other companies for the purpose of exercising control or management;


         (e) purchase securities on margin, except in connection with arbitrage transactions, or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts;



        (f) purchase or sell any put or call options or any combination thereof, except that the Trust may (i) purchase and sell or write options on any futures contracts into which it may enter, (ii) purchase and sell or write put and call options on currencies, securities indices and covered put and call options on securities, and (iii) engage in closing purchase transactions with respect to any put and call option position it has entered into; and except that the Government Fund may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Fund;



         (g) purchase, with respect to the Government Fund, any call option, long futures contract or long option on a futures contract if, at the date of purchase, realized net losses from such transactions during the fiscal year to date exceed 5% of such Fund's average net assets during such period;


         (h) as an operating policy, the High Yield Corporate Bond Fund may not invest more than 20% of its net assets in securities rated lower than B by Moody's or S&P;





         (i) as an operating policy, the Convertible Fund may not invest more than 5% of its total assets in securities that are rated less than B by Moody's or S&P; or are unrated but judged by the Subadvisor to be of comparable quality; and



         (j) as an operating policy, the Total Return Fund may not invest more than 5% of its net assets in securities rated below investment grade. Up to 20% of the Total Return Fund's debt securities may be rated below A but must be rated at least Ba (Moody's) or BB (S&P), or, if unrated, judged by the Subadvisor to be of comparable quality.

THE FOLLOWING ARE NON-FUNDAMENTAL RESTRICTIONS OF THE EQUITY INDEX FUND. THE FUND MAY NOT:



         (a) purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidation or reorganization;



         (b) invest more than 10% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Subadvisor may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written;



         (c) invest in other companies for the purpose of exercising control or management; and



         (d) purchase securities on margin, except in connection with arbitrage transactions, or make short sales, unless it owns the securities sold short or it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. This restriction has no application to transactions in futures, options and foreign currency exchange contracts.



THE FOLLOWING ARE NON-FUNDAMENTAL RESTRICTIONS OF THE INTERNATIONAL BOND FUND, INTERNATIONAL EQUITY FUND, STRATEGIC INCOME FUND AND STRATEGIC VALUE FUND. EACH OF THESE FUNDS MAY NOT:



         (a) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities;



         (b) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin. This restriction is not applicable to the Strategic Income Fund;



         (c) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Subadvisor may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written; and



         (d) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.



THE FOLLOWING ARE NON-FUNDAMENTAL RESTRICTIONS OF THE BLUE CHIP GROWTH FUND, EQUITY INCOME FUND, GLOBAL HIGH YIELD FUND, GROWTH OPPORTUNITIES FUND, MAP EQUITY FUND, RESEARCH VALUE FUND, SMALL CAP GROWTH FUND AND SMALL CAP VALUE FUND. EACH OF THESE FUNDS MAY NOT:



         (a) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities;

         (b) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;


         (c) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Subadvisor may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written;


         (d) purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidated, acquisition, or reorganization; and


         (e) as an operating policy, the Blue Chip Growth Fund may not invest more than 10% of its total assets in securities of non-U.S. issuers.


THE FOLLOWING ARE NON-FUNDAMENTAL RESTRICTIONS OF THE HIGH YIELD CORPORATE BOND FUND, MID CAP GROWTH FUND, SELECT 20 EQUITY FUND AND U.S. LARGE CAP EQUITY FUND. EACH OF THESE FUNDS MAY NOT:


         (a) purchase from or sell portfolio securities of the Fund to any of the officers or Trustees of the Trust, its investment advisers, its principal underwriter or the officers, or directors of its Subadvisors or principal underwriter;


         (b) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Subadvisor may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written;


         (c) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

         (d) invest in other companies for the purpose of exercising control or management;

         (e) purchase securities on margin, except in connection with arbitrage transactions, or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts;


         (f) purchase or sell any put or call options or any combination thereof, except that the Trust may (i) purchase and sell or write put and call options on currencies, securities indexes and covered put and call options on securities, (ii) engage in closing purchase transactions with respect to any put and call option position it has entered into, and (iii) with respect to the High Yield Corporate Bond Fund, purchase and sell or write options on any futures contracts into which it may enter; and, except for the High Yield Corporate Bond Fund, may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Fund; and


         (g) as an operating policy, the High Yield Corporate Bond Fund may not invest more than 20% of its net assets in securities rated lower than B by Moody's or S&P.


         "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's NAV.

         In addition, though not a fundamental policy, the Equity Index Fund may not engage in arbitrage transactions, nor may it purchase warrants (excluding those acquired by the Equity Index Fund in units or attached to securities), nor will the Equity Index Fund sell securities short or buy on margin, except that the Fund reserves the right to sell securities short "against the box."

         The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Subadvisors, pursuant to guidelines approved by the Trustees.

         Each Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

         (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

         (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

         (iii) dealer undertakings to make a market in the 144A security; and

         (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

         To make the determination that an issue of 4(2) commercial paper is liquid, a Subadvisor must conclude that the following conditions have been met:


         (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);


         (b) the 4(2) commercial paper is rated:


         (i) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"); or



         (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or


         (iii) if the security is unrated, the Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

         (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

                              TRUSTEES AND OFFICERS


MANAGEMENT



         The Board of Trustees oversees the management of the Trust and elects its officers. Each Board Member serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Board Members. The Trust's officers are responsible for the day-to-day operations of the Trust. Information pertaining to the Trustees and the executive officers of the Trust is set forth below. The business address of each Trustee and officer is 51 Madison Avenue, New York, New York 10010.




                              INTERESTED TRUSTEES*



                                                                                                    NUMBER OF
                                            TERM OF                                                 PORTFOLIOS
                                          OFFICE AND                                                 IN FUND          OTHER
                                            LENGTH                     PRINCIPAL                     COMPLEX      DIRECTORSHIPS
        NAME               POSITION(S)      OF TIME                  OCCUPATION(S)                   OVERSEEN        HELD BY
  AND DATE OF BIRTH        WITH TRUST       SERVED                DURING PAST 5 YEARS               BY TRUSTEE       TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman and    Chairman       Chief Executive Officer, Chairman              43             N/A
Date of Birth: 10/8/50    Trustee         since          and Manager, New York Life
                                          January 1,     Investment Management LLC (including
                                          2002;          predecessor advisory organizations)
                                          Trustee        and New York Life Investment
                                          since 2000     Management Holdings LLC; Executive
                                                         Vice President, New York Life Insurance
                                                         Company; Director, NYLIFE Distributors
                                                         Inc.; Chairman and Manager, McMorgan &
                                                         Company LLC; Manager, MacKay Shields
                                                         LLC; Executive Vice President, New York
                                                         Life Insurance and Annuity Corporation;
                                                         Chairman, Chief Executive Officer and
                                                         Director, MainStay VP Series Fund, Inc.
                                                         (19 portfolios); and Executive Vice
                                                         President and Chief Investment Officer,
                                                         MassMutual Life Insurance Company (1993
                                                         to 1999).


Stephen C. Roussin        President,      Since 1997     President, Chief Operating Officer             45             N/A
Date of Birth: 7/12/63    Chief                          and Manager, New York Life
                          Executive                      Investment Management LLC (including
                          Officer and                    predecessor advisory organizations)
                          Trustee                        and New York Life Investment
                                                         Management Holdings LLC; Senior Vice
                                                         President, New York Life Insurance
                                                         Company; Director, NYLIFE
                                                         Securities Inc.; Chairman and
                                                         Director, NYLIFE Distributors Inc.;
                                                         Manager, McMorgan & Company LLC;
                                                         Chairman, Trustee and President,
                                                         Eclipse Funds (4 portfolios);
                                                         Chairman and Director, Eclipse Funds
                                                         Inc. (14 portfolios); Chairman and
                                                         Trustee, New York Life Investment
                                                         Management Institutional Funds (3
                                                         portfolios); Senior Vice President,
                                                         Smith Barney (1994 to 1997).

Harry G. Hohn             Trustee         Since 1996     Retired. Chairman and Chief                    24        Director,
Date of Birth: 3/1/32                                    Executive Officer, New York Life                         Crompton
                                                         Insurance Company (1990 to 1997);                        Corporation
                                                         Chairman of the Board, Life Insurance
                                                         Council of New York (1996 to 1997);
                                                         Director, Million Dollar Roundtable
                                                         Foundation (1996 to 1997).

Donald K. Ross            Trustee         Since 1991     Retired. Chairman, Chief Executive             24        Manager,
Date of Birth: 7/1/25                                    Officer and President, New York Life                     MacKay
                                                         Insurance Company (1981 to 1990).                        Shields LLC

----------

* These Trustees are considered to be "interested persons" of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past 5 Years."





                             NON-INTERESTED TRUSTEES


                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                            TERM OF                                                IN FUND
                                          OFFICE AND                                               COMPLEX          OTHER
                                            LENGTH                     PRINCIPAL                   OVERSEEN     DIRECTORSHIPS
         NAME             POSITION(S)      OF TIME                  OCCUPATION(S)                BY TRUSTEE       HELD BY
  AND DATE OF BIRTH        WITH TRUST       SERVED                DURING PAST 5 YEARS                              TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Charlynn Goins              Trustee       Since 2001     Retired. Consultant to U.S. Commerce         24             N/A
Date of Birth: 9/15/42                                   Department, Washington, D.C. (1998 to
                                                         2000); Senior Vice President and
                                                         Director of International Marketing,
                                                         Prudential Mutual Funds and
                                                         Annuities (1990 to 1997).

Edward J. Hogan             Trustee       Since 1991     Rear Admiral U.S. Navy (Retired);            24             N/A
Date of Birth: 8/17/32                                   Independent Management Consultant.

Terry L. Lierman            Trustee       Since 1991     Partner, Health Ventures LLC; Vice           24             N/A
Date of Birth: 1/4/48                                    Chair, Employee Health Programs;
                                                         Partner, TheraCom (1994 to 2001);
                                                         President, Capitol Associates, Inc.
                                                         (1984 to 2001).

John B. McGuckian           Trustee       Since 1997     Chairman, Ulster Television Plc; Pro         24
Date of Birth: 11/13/39                                  Chancellor, Queen's University (1985
                                                         to 2001).

Donald E. Nickelson         Trustee       Since 1994     Retired. Vice Chairman, Harbour              24        Director,
Date of Birth: 12/9/32                                   Group Industries, Inc. (leveraged                      W.P. Carey &
                                                         buyout firm).                                          Co., LLC

Richard S. Trutanic         Trustee       Since 1994     Managing Director, The Carlyle Group         24             N/A
Date of Birth: 2/13/52                                   (private investment firm); Chairman
                                                         and Chief Executive Officer, Somerset
                                                         Group (financial advisory firm);
                                                         Senior Managing Director, Groupe
                                                         Arnault (private investment firm)
                                                         (1999 to 2001).

                        OFFICERS (WHO ARE NOT TRUSTEES)*



                                                                                                       NUMBER OF
                                                                                                       PORTFOLIOS
                                                TERM OF                                                 IN FUND
                                              OFFICE AND                                                COMPLEX          OTHER
                                                LENGTH                      PRINCIPAL                   OVERSEEN     DIRECTORSHIPS
        NAME                POSITION(S)         OF TIME                   OCCUPATION(S)                BY TRUSTEE       HELD BY
  AND DATE OF BIRTH         WITH TRUST          SERVED                 DURING PAST 5 YEARS                              TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce         Senior Vice        Since 1995      Senior Managing Director, New York          N/A             N/A
Date of Birth: 9/17/57     President                          Life Investment Management LLC
                                                              (including predecessor advisory
                                                              organizations); Senior Vice
                                                              President, New York Life Insurance
                                                              Company; Senior Vice President,
                                                              Eclipse Funds and Eclipse Funds
                                                              Inc.; Director, NYLIFE Distributors
                                                              Inc.

Patrick J. Farrell         Vice               Since 2001      Managing Director, New York Life            N/A             N/A
Date of Birth: 9/27/59     President,                         Investment Management LLC (including
                           Treasurer and                      predecessor advisory organizations);
                           Chief                              Treasurer, Chief Financial and
                           Financial and                      Accounting Officer, Eclipse Funds
                           Accounting                         Inc., Eclipse Funds, MainStay VP
                           Officer                            Series Fund, Inc., and New York Life
                                                              Investment Management Institutional
                                                              Funds; Assistant Treasurer, McMorgan
                                                              Funds (formerly McM Funds).

Robert A. Anselmi          Secretary          Since 2001      Senior Managing Director, General           N/A             N/A
Date of Birth: 10/19/46                                       Counsel and Secretary, New York Life
                                                              Investment Management  LLC
                                                              (including predecessor advisory
                                                              organizations); Secretary, New York
                                                              Life Investment Management Holdings
                                                              LLC; Senior Vice President, New York
                                                              Life Insurance Company; Vice
                                                              President and Secretary, McMorgan &
                                                              Company LLC; Secretary, NYLIFE
                                                              Distributors Inc., Secretary,
                                                              MainStay VP Series Fund, Inc.,
                                                              Eclipse Funds Inc., Eclipse Funds
                                                              and New York Life Investment
                                                              Management Institutional Funds;
                                                              Managing Director and Senior
                                                              Counsel, Lehman Brothers Inc.
                                                              (October 1998 to December 1999);
                                                              General Counsel and  Managing
                                                              Director, JP Morgan  Investment
                                                              Management Inc. (1986 to September
                                                              1998).

Richard W. Zuccaro         Tax Vice           Since 1991      Vice President, New York Life               N/A             N/A
Date of Birth: 12/12/49    President                          Insurance Company; Vice President,
                                                              New York Life Insurance and Annuity
                                                              Corporation, NYLIFE Insurance
                                                              Company of Arizona, NYLIFE LLC,
                                                              NYLIFE Securities Inc., NYLIFE
                                                              Distributors Inc.; Tax Vice
                                                              President, New York Life
                                                              International, Inc.; Tax Vice
                                                              President, Eclipse Funds, Eclipse
                                                              Funds Inc., MainStay VP Series Fund,
                                                              Inc. and New York Life Investment
                                                              Management Institutional Funds.



----------

* Certain officers are considered to be "interested persons" of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past 5 Years."

BOARD OF TRUSTEES




         The Board of Trustees oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, Brokerage Committee, Dividend Committee, Nominating Committee, Valuation Committee, and Valuation Subcommittee.


         The purpose of the Audit Committee, which meets on an as needed basis, is: (1) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and (3) to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit Committee include Edward J. Hogan, Charlynn Goins, Terry L. Lierman, John B. McGuckian, Donald E. Nickelson, and Richard S. Trutanic. There were two Audit Committee meetings held during 2001.

         The purpose of the Brokerage Committee is to consider and report its recommendations to the full Board, as appropriate, concerning best execution issues and other brokerage matters for the Funds. The members of the Brokerage Committee include Charlynn Goins and Richard S. Trutanic. There was one Brokerage Committee meeting held during 2001.

         The purpose of the Dividend Committee is to determine the appropriate dividend payout rates for all Classes of shares of the Funds. The members of the Dividend Committee include Patrick J. Farrell, Stephen C. Roussin, and Gary E. Wendlandt (who replaced Richard M. Kernan, Jr. on 12/31/01). There were two Dividend Committee meetings held during 2001.




         The purpose of the Nominating Committee is: (1) to evaluate the qualifications of candidates and make nominations for independent trustee membership on the Board; (2) to nominate members of committees of the Board and periodically shall review committee assignments; and (3) to make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the independent trustees: Edward J. Hogan, Charlynn Goins, Terry L. Lierman, John B. McGuckian, Donald E. Nickelson, and Richard S. Trutanic. There was one Nominating Committee meeting held during 2001.

         The purpose of the Valuation Committee is to oversee the implementation of the Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The members of the Valuation Committee, on which one or more Trustees may serve, include Gary E. Wendlandt (who replaced Richard M. Kernan, Jr. on 12/31/01), Stephen C. Roussin, Edward J. Hogan, Donald E. Nickelson, Donald K. Ross, Robert A. Anselmi, Patrick
J. Farrell, and Derek D. Burke. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were four Valuation Committee meetings held during 2001.


         The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Trustees may serve, include Gary E. Wendlandt (who replaced Richard M. Kernan, Jr. on 12/31/01), Robert A. Anselmi, Derek D. Burke, Patrick J. Farrell, Stephen C. Roussin, Jill R. Whitelaw, Donald E. Nickelson, and Edward J. Hogan. There were thirteen Valuation Subcommittee meetings held during 2001.

         For the fiscal year ended December 31, 2001, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust is as follows:



                               INTERESTED TRUSTEES



                                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE      ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
    NAME OF TRUSTEE                         TRUST                       BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------------
   Gary E. Wendlandt                       N/A                                               N/A

   Stephen C. Roussin     $1 - $10,000 (Growth Opportunities Fund)                      over $100,000
                          $1 - $10,000 (International Bond Fund)
                          $10,001 - $50,000 (Blue Chip Growth Fund)
                          $10,001 - $50,000 (Small Cap Growth Fund)
                          $10,001 - $50,000 (Small Cap Value Fund)
                          $10,001 - $50,000 (Global High Yield Fund)
                          $10,001 - $50,000 (Value Fund)
                          $10,001 - $50,000 (Strategic Value Fund)
                          $50,001 - $100,000 (Equity Income Fund)
                          $50,001 - $100,000 (Research Value Fund)
                          $50,001 - $100,000 (High Yield Corporate
                          Bond Fund)

   Harry G. Hohn          $1 - $10,000 (Value Fund)                                     over $100,000
                          over $100,000 (Convertible Fund)
                          over $100,000 (Money Market Fund)

   Donald K. Ross         $10,001 - $50,000 (Money Market Fund)                         over $100,000
                          over $100,000 (Capital Appreciation Fund)
                          over $100,000 (Small Cap Growth Fund)
                          over $100,000 (Value Fund)

                             NON-INTERESTED TRUSTEES



                                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE      ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
    NAME OF TRUSTEE                         TRUST                       BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------------
   Charlynn Goins         $1 - $10,000 (Equity Income)                            $1 - $10,000

   Edward J. Hogan        $10,001 - $50,000 (High Yield Bond Fund)                over $100,000
                          $10,001 - $50,000 (Equity Index Bond Fund)
                          $10,001 - $50,000 (Blue Chip Growth Fund)
                          $1 - $10,000 (Small Cap Growth Fund)
                          $1 - $10,000 (Mid Cap Growth Fund)
                          $1 - $10,000 (Select 20 Equity Fund)

   Terry L. Lierman       $10,001 - $50,000 (Value Fund)                          $10,001 - $50,000

   John B. McGuckian      N/A                                                     N/A

   Donald E. Nickelson    $50,001 - $100,000 (MAP Equity Fund)                    $50,001 - $100,000

   Richard S. Trutanic    $1 - $10,000 (Total Return Fund)                        $1 - $10,000




         For the fiscal year ended December 31, 2001, each Trustee who is not an "interested person" of the Trust, and his immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Trust, or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Trust as follows:



                             NON-INTERESTED TRUSTEES



                         NAME OF OWNERS AND                     TITLE OF                                PERCENT OF
  NAME OF TRUSTEE      RELATIONSHIP TO TRUSTEE     COMPANY        CLASS       VALUE OF SECURITIES         CLASS
--------------------------------------------------------------------------------------------------------------------
Charlynn Goins                   N/A                                                 None

Edward J. Hogan                  N/A                                                 None

Terry L. Lierman                 N/A                                                 None

John B. McGuckian                N/A                                                 None

Donald E. Nickelson              N/A                                                 None

Richard S. Trutanic              N/A                                                 None




         In connection with the approval or re-approval of the Funds' Management Agreement and Sub-Advisory Agreements, the Trustees, including those Trustees who are not "interested persons" of the Trust, the Manager or any Subadvisor (as the term is defined in the 1940 Act), requested and received from the Manager and Subadvisors, and reviewed, a wide variety of information. In approving or re-approving the agreements, and in evaluating the fairness of the compensation to be paid by each Fund, the Trustees took into account principally the nature, quality and extent of the services performed by the Manager and Subadvisors, in relation to fees received under the agreements. Thus, the Trustees considered the personnel, technical resources, operations, financial condition and investment management capabilities, methodologies and performance of the Manager and Subadvisors. The Trustees also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the Manager and Subadvisors of providing the services, and the profitability of the relationship with the Funds. In addition, the Trustees considered the brokerage services received by the Funds. These factors were considered by the Trustees at large, and also were considered by the independent Trustees meeting separately. Based on this review, it was the judgment of the

Trustees and the independent Trustees that approval or re-approval of the agreements was in the interests of the Funds and their shareholders.



COMPENSATION



         The following Compensation Table reflects the compensation received by certain Trustees and/or officers, for the fiscal year ended December 31, 2001, from the Trust and from certain other investment companies (as indicated) that have the same investment adviser as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment adviser. The Independent Trustees of the Trust receive from the Trust an annual retainer of $45,000, a fee of $2,000 for each Board of Trustees meeting attended and a fee of $1,000 for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Lead Independent Trustee is also paid an annual fee of $20,000. Trustees who are affiliated with New York Life Insurance Company do not receive compensation from the Trust.



                               COMPENSATION TABLE




                                                PENSION OR
                            AGGREGATE       RETIREMENT BENEFITS
                          COMPENSATION            ACCRUED           ESTIMATED ANNUAL BENEFITS     TOTAL COMPENSATION
   NAME OF PERSON,          FROM THE            AS PART OF               UPON RETIREMENT            FROM THE TRUST
      POSITION               TRUST             FUND EXPENSES                                       PAID TO TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Edward J. Hogan,             $57,000                 0                          0                      $57,000
Trustee

Terry L. Lierman,            $55,000                 0                          0                      $55,000
Trustee

Donald E. Nickelson,         $76,000                 0                          0                      $76,000
Trustee

Richard S. Trutanic,         $51,000                 0                          0                      $51,000
Trustee

John B. McGuckian,           $55,000                 0                          0                      $55,000
Trustee




         As of December 31, 2001, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds.



CODES OF ETHICS



         The Trust, its Manager, its Distributor, and each of its Subadvisors have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Trust. A copy of each of the Codes of Ethics are on public file with, and are available from, the SEC.

                THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR



         Pursuant to the Management Agreement for the Funds, NYLIM, subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Funds, administers the Funds' business affairs and has investment advisory responsibilities. NYLIM is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life").



         The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust or the Manager (as the term is defined in the 1940 Act).



         The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.



         The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.



         In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectuses, the Manager bears the following expenses:



         (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;



         (b) the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements; and



         (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust, as the case may be.



         (d) For its services, each Fund pays the Manager a monthly fee. See the Prospectus, "Know with Whom You're Investing."



SUBADVISORY AGREEMENTS


         Pursuant to the Subadvisory Agreements, as the case may be, (a) between the Manager and GAMCO with respect to the Blue Chip Growth Fund; (b) between the Manager and John A. Levin with respect to the Research Value Fund; (c) between the Manager and Dalton, Greiner with respect to the Small Cap Value Fund; (d) between the Manager and Markston International with respect to the MAP Equity Fund; (e) between the Manager and McMorgan with respect to the U.S. Large Cap Equity Fund; and (f) between the Manager and MacKay Shields with respect to the Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Global High Yield Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Mid Cap Growth Fund, Money Market Fund, Select 20 Equity Fund, Small Cap Growth Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund (each a "Subadvisor" and collectively the "Subadvisors"), and subject to the supervision of the Trustees of the Trust and the Manager in conformity with the stated policies of each of the Funds and the Trust, each Subadvisor manages such Funds' portfolios, including the purchase, retention, disposition and loan of securities. There are no subadvisors for the Equity Index Fund and the Growth Opportunities Fund. As compensation for services, the Manager, not the Funds, pays the Funds' Subadvisors an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets during the preceding month at the following annual rates:

                                                                 ANNUAL RATE
               Blue Chip Growth Fund                             0.50%(1)
               Capital Appreciation Fund                         0.36%(2)
               Convertible Fund                                  0.36%
               Equity Income Fund                                0.35%
               Global High Yield Fund                            0.35%(2)
               Government Fund                                   0.30%(2)
               High Yield Corporate Bond Fund                    0.30%(2)
               International Bond Fund                           0.45%(3)
               International Equity Fund                         0.60%
               MAP Equity Fund                                   0.45%(4)
               Mid Cap Growth Fund                               0.375%(2)
               Money Market Fund                                 0.25%(2)(5)
               Research Value Fund                               0.425%(6)
               Select 20 Equity Fund                             0.35%(2)
               Small Cap Growth Fund                             0.50%
               Small Cap Value Fund                              0.50%(7)
               Strategic Income Fund                             0.30%
               Strategic Value Fund                              0.375%
               Tax Free Bond Fund                                0.30%
               Total Return Fund                                 0.32%(2)
               U.S. Large Cap Equity Fund                        0.325%
               Value Fund                                        0.36%(8)



----------

(1) Up to $500 million. For the period June 1, 1998 to May 31, 2001, only 0.40% on assets over $500 million.

(2) To the extent that the Manager has agreed to voluntarily waive all or a portion of its fee or reimburse expenses or has established fee breakpoints, the Subadvisor has voluntarily agreed to do so proportionately.

(3) The Subadvisor has voluntarily agreed to waive a portion of its fee until such time as the International Bond Fund reaches $50 million in net assets.

(4) Up to $250 million; 0.40% from $250 million to $500 million; and 0.35% in excess of $500 million.

(5) Up to $300 million; 0.225% from $300 million to $700 million; 0.20% from $700 million to $1 billion; and 0.175% in excess of $1 billion.

(6) Up to $250 million; 0.3825% from $250 million to $500 million; and 0.34% in excess of $500 million.

(7) Up to $250 million; 0.45% from $250 million to $500 million; and 0.40% in excess of $500 million.

(8) Up to $200 million; 0.325% from $200 million to $500 million; and 0.25% in excess of $500 million.



         The Subadvisory Agreements remain in effect for two years following their effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust, the Manager, or any Subadvisor (as the term is defined in the 1940 Act).


         The Subadvisors have authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Subadvisors bear the salaries and expenses of all of their personnel.


         The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss suffered by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.



         For fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the amount of the Management fee paid and waived and/or reimbursed by each Fund; the amount of the Subadvisory fee paid by the Manager from the Management fee; and the amount of the Subadvisory fee waived and/or reimbursed were as follows:

                                   YEAR ENDED



                                    12/31/01




------------------------------------------------------------------------------------------------------------------------
                                                           MANAGEMENT FEE                            SUBADVISORY FEE
                                       MANAGEMENT           WAIVED AND/OR          SUBADVISORY        WAIVED AND/OR
               FUND                     FEE PAID*            REIMBURSED             FEE PAID*           REIMBURSED
------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                  $ 4,083,767           $       --            $ 2,040,297         $       --
Capital Appreciation Fund               19,965,318            5,210,514              9,982,659          2,605,257
Convertible Fund                         4,945,598                   --              2,472,799                 --
Equity Income Fund                         824,062                   --                412,031                 --
Equity Index Fund                        5,093,338                   --                     --                 --
Global High Yield Fund+                    108,774               88,973                 54,387             15,540
Government Fund                          2,787,627                   --              1,393,813                 --
Growth Opportunities Fund                  786,574                   --                     --                 --
High Yield Corporate Bond Fund          20,193,491            1,432,791             10,096,746            716,396
International Bond Fund                    153,694               65,869                 69,162             14,271
International Equity Fund                  864,833                  --                 518,900                 --
MAP Equity Fund                          1,395,321              430,077              1,080,815                 --
Mid Cap Growth Fund                        199,137               98,875                 99,569             49,438
Money Market Fund                        3,051,543            1,319,049              1,525,772            659,525
Research Value Fund                        467,318                   --                233,659                 --
Select 20 Equity Fund                      201,027               79,919                100,514             39,960
Small Cap Growth Fund                    2,876,467                   --              1,438,234                 --
Small Cap Value Fund                       923,925                   --                461,963                 --
Strategic Income Fund                      423,293                   --                211,647                 --
Strategic Value Fund                       356,343                   --                178,172                 --
Tax Free Bond Fund                       2,113,134                   --              1,056,567                 --
Total Return Fund                        9,432,036              389,502              4,716,018            194,751
Value Fund                               5,416,264                   --              2,708,132                 --


----------


*     After expense reimbursement or waiver.

+ For the year ended December 31, 2001, the Manager earned $108,774. The fees waived and reimbursed by the Manager total $31,077 and $57,896, respectively.




                                   YEAR ENDED



                                    12/31/00




------------------------------------------------------------------------------------------------------------------------
                                                           MANAGEMENT FEE                            SUBADVISORY FEE
                                       MANAGEMENT           WAIVED AND/OR          SUBADVISORY        WAIVED AND/OR
               FUND                     FEE PAID*            REIMBURSED             FEE PAID*           REIMBURSED
------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                  $ 4,764,955           $       --            $ 2,363,214         $       --
Capital Appreciation Fund               20,903,772            7,916,059             10,451,886          3,958,030
Convertible Fund                         5,396,967                   --              2,698,484                 --
Equity Income Fund                         431,303                   --                215,652                 --
Equity Index Fund                        6,152,401                   --              1,230,480                 --
Global High Yield Fund+                         --               93,699                 33,465             13,385
Government Fund                          2,721,466                   --              1,360,733                 --
Growth Opportunities Fund                  830,506                   --                415,253                 --
High Yield Corporate Bond Fund          20,047,089            1,549,735             10,023,545            774,868
International Bond Fund                     98,205               73,654                 61,378             49,103
International Equity Fund                1,163,870                   --                698,322                 --
MAP Equity Fund                            611,620              201,201                487,692                 --
Money Market Fund                        1,698,890            1,084,303                849,445            542,152
Research Value Fund                        270,122               32,385                151,254                 --
Small Cap Growth Fund                    4,039,945                   --              2,019,973                 --
Small Cap Value Fund                       364,503               74,231                219,367                 --
Strategic Income Fund                      429,489                   --                214,745                 --
Strategic Value Fund                       371,319                   --                185,660                 --
Tax Free Bond Fund                       2,064,593                   --              1,032,297                 --
Total Return Fund                       11,721,556              532,593              5,594,482            266,297
Value Fund                               5,516,626                   --              2,758,313                 --


----------

*     After expense reimbursement or waiver.

+ For the year ended December 31, 2000, the Manager earned $93,699, which was waived, and reimbursed Fund expenses of $15,841. The fees waived and reimbursed by the Manager total $109,540.

                                   YEAR ENDED
                                    12/31/99




------------------------------------------------------------------------------------------------------------------------
                                                           MANAGEMENT FEE                           SUBADVISORY FEE
                                         MANAGEMENT         WAIVED AND/OR         SUBADVISORY        WAIVED AND/OR
               FUND                      FEE PAID*           REIMBURSED            FEE PAID*           REIMBURSED
------------------------------------------------------------------------------------------------------------------------
  Blue Chip Growth Fund                 $ 1,522,623          $       --           $   761,312          $       --
  Capital Appreciation Fund              18,229,526           6,739,391             9,114,763           3,369,696
  Convertible Fund                        4,706,942                  --             2,353,471                  --
  Equity Income Fund                        144,868              45,799                72,434                  --
  Equity Index Fund                       5,255,558                  --             1,051,111                  --
  Global High Yield Fund+                        --              75,244                26,873              10,749
  Government Fund                         3,430,152                  --             1,715,076                  --
  Growth Opportunities Fund                 369,633                  --               184,817                  --
  High Yield Corporate Bond Fund         20,700,621           1,609,147            10,350,311             804,574
  International Bond Fund                   119,750              89,812                74,844              59,875
  International Equity Fund               1,057,597                  --               634,558                  --
  MAP Equity Fund                           305,543++            65,954               190,110                  --
  Mid Cap Growth Fund+++                        N/A                 N/A                   N/A                 N/A
  Money Market Fund                       1,976,254             878,339               988,127             439,170
  Research Value Fund                       102,900              67,846                85,373                  --
  Select 20 Equity Fund+++                      N/A                 N/A                   N/A                 N/A
  Small Cap Growth Fund                     707,275                  --               353,638                  --
  Small Cap Value Fund                      191,916              87,709               139,813                  --
  Strategic Income Fund                     508,416                  --               254,208                  --
  Strategic Value Fund                      420,671                  --               210,336                  --
  Tax Free Bond Fund                      2,660,755                  --             1,330,378                  --
  Total Return Fund                      10,559,023             490,602             5,279,512             245,301
  U.S. Large Cap Equity Fund++++                N/A                 N/A                   N/A                 N/A
  Value Fund                              7,075,261                  --             3,537,631                  --



----------

*     After expense reimbursement or waiver.

+ For the year ended December 31, 1999, the Manager earned $75,244, which was waived, and reimbursed Fund expenses of $41,007. The fees waived and reimbursed by the Manager total $116,251.
++ Includes $54,647 of advisory fees paid to Markston Investment Management, the Fund's prior advisor, for the period January 1, 1999 through June 8, 1999.

+++   Commenced operations on January 2, 2001.
++++  Commenced operations on January 2, 2000.




DISTRIBUTION AGREEMENT


         NYLIFE Distributors Inc., a corporation organized under the laws of Delaware, serves as the distributor and principal underwriter (the "Distributor") of each Fund's shares pursuant to a Distribution Agreement, dated January 1, 1994. NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives sales loads and distribution plan payments. The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes.



         The Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust, the Manager or any Subadvisor (as that term is defined in the 1940 Act) (the "Independent Trustees"). The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Trust's Independent Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreements will terminate in the event of their assignment.


DISTRIBUTION PLANS


         Each of the Funds (except the Money Market Fund and the Equity Index Fund, which does not offer Class B or Class C shares) has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for each class of shares of each Fund (the "Class A Plans," the "Class B Plans" and the "Class C Plans," collectively, the

"Plans"). Under the Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate NAV of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate NAV of shares held by investors serviced by the dealer. With regard to Class B shares that are converted to Class A shares, the Manager may continue to pay the amount of the annual service fee to dealers after any such conversion.



         The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate NAV of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% (0.50% for the Tax Free Bond Fund) on an annualized basis of the average NAV of the Class C shares which are attributable to shareholders for whom the dealers are designated as dealers of record.


         In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

         If the Plans for the Funds are terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Plans may be terminated only by specific action of the Board of Trustees or shareholders.

         Plan revenues may be used to reimburse third parties which provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

         Under the Class A Plans, Class A shares of each Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor.


         As noted above, the Class B shares of each Fund (except the Money Market Fund, and the Equity Index Fund, which does not offer Class B shares) also have adopted Rule 12b-1 distribution plans. Under the current Class B Plans, each Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the Tax Free Bond
Fund) of the average daily net assets attributable to the Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Funds' Class B shares.



         The Class C shares of each Fund (except the Money Market Fund, and the Equity Index Fund, which does not offer Class C shares) also have adopted Rule 12b-1 distribution plans. Under the Class C Plans, each Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.50% in the case of the Tax Free Bond Fund) of the average daily net assets attributable to the Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Funds' Class C shares.



         Each Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not

"interested persons" of the Trust, the Manager or any Subadvisor (as that term is defined in the 1940 Act) (the "Independent Trustees"). No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of each Plan must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the Plan. So long as any Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each Plan will benefit the respective Fund and its shareholders. Pursuant to the Class A, Class B and Class C Plans, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each Plan, they will consider its continued appropriateness and the level of compensation provided therein.


         Pursuant to a rule of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

         For the fiscal year ended December 31, 2001, the Funds paid distribution and service fees pursuant to the Class A, Class B and Class C Plans as follows:





                                                      YEAR ENDED DECEMBER 31, 2001
------------------------------------------------------------------------------------------------
                                            AMOUNT OF FEE     AMOUNT OF FEE     AMOUNT OF FEE
                                             PURSUANT TO       PURSUANT TO       PURSUANT TO
                                            CLASS A PLAN      CLASS B PLAN      CLASS C PLAN
------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                        $  228,712        $ 2,979,463        $  189,455
Capital Appreciation Fund                     1,221,204         22,630,160           214,629
Convertible Fund                                182,267          6,027,080           113,074
Equity Income Fund                               95,873            735,757            57,983
Equity Index Fund                             2,546,669                N/A               N/A
Global High Yield Fund                           22,736             57,834             6,604
Government Fund                                 127,277          4,063,269            73,144
Growth Opportunities Fund                        82,669            773,580            19,424
High Yield Corporate Bond Fund                1,525,837         26,056,754         1,497,010
International Bond Fund                          31,928             88,995             2,856
International Equity Fund                        71,710            572,191             5,801
MAP Equity Fund+                                143,218            828,801           243,912
Mid Cap Growth Fund+++                           57,975             31,375             2,242
Money Market Fund                                   N/A                N/A               N/A
Research Value Fund                              57,566            264,467            55,056
Select 20 Equity Fund+++                         61,237             41,501               732
Small Cap Growth Fund                           187,828          2,052,211            72,946
Small Cap Value Fund                             94,024            496,320            51,507
Strategic Income Fund                            46,693            487,406            30,950
Strategic Value Fund                             43,133            299,508             3,084
Tax Free Bond Fund                               76,633          1,601,480             6,198
Total Return Fund                               558,739         12,418,778            84,648
U.S. Large Cap Equity Fund++++                      N/A                N/A               N/A
Value Fund                                      304,691          7,822,815            10,948



         For the fiscal years ended December 31, 2001, 2000 and 1999, NYLIFE Distributors retained the following amounts of sales charges including CDSC for Class A shares of the Funds:




                                           YEAR ENDED DECEMBER 31,
                                   2001             2000              1999
                                   ----             ----              ----
Blue Chip Growth Fund             $ 14,735        $ 62,683         $ 37,028
Capital Appreciation Fund           59,965          99,948          265,282
Convertible Fund                    37,236          31,219           10,819
Equity Income Fund                  31,431           9,928            6,265
Equity Index Fund                  231,510         206,146          643,812
Global High Yield Fund                 N/A             114              182
Government Fund                     52,207           2,730           18,246
Growth Opportunities Fund            3,250           4,234           10,544
High Yield Corporate Bond Fund     256,913         187,777          200,384
International Bond Fund                517              11            1,708
International Equity Fund           66,639          24,120           12,862
MAP Equity Fund+                   133,595          14,402           10,715
Mid Cap Growth Fund+++                 652             N/A              N/A
Money Market Fund++                162,767         139,232          189,204
Research Value Fund                  5,172           2,053            3,915
Select 20 Equity Fund+++             4,978             N/A              N/A
Small Cap Growth Fund++             21,420          97,281           15,733
Small Cap Value Fund++              19,524           9,851            5,914
Strategic Income Fund                3,419           2,007           11,748
Strategic Value Fund                 2,340             547            5,936
Tax Free Bond Fund                   4,225             586            7,520
Total Return Fund                   20,581          20,696           80,412
U.S. Large Cap Equity Fund++++         N/A             N/A              N/A
Value Fund                          10,282          11,254           40,932




         For the fiscal years ended December 31, 2001, 2000 and 1999, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:

                                            YEAR ENDED DECEMBER 31,
                                       2001           2000           1999
                                       ----           ----           ----
Blue Chip Growth Fund               $  493,552     $  417,700     $  110,701
Capital Appreciation Fund            1,886,066      3,420,971      3,035,227
Convertible Fund                       451,904        627,009      1,336,476
Equity Income Fund                     190,510         59,435         18,309
Equity Index Fund                          N/A            N/A            N/A
Global High Yield Fund                  12,200          8,601          2,637
Government Fund                        200,862        296,197        470,807
Growth Opportunities Fund              116,127         96,627         24,943
High Yield Corporate Bond Fund       3,167,673      4,705,199      5,180,406
International Bond Fund                  9,484         17,832         26,524
International Equity Fund               95,330        126,872        103,219
MAP Equity Fund+                        92,880         24,503            912
Mid Cap Growth Fund+++                   3,571            N/A            N/A
Money Market Fund++                    783,018      1,080,954      1,395,811
Research Value Fund                     35,587         28,643         15,496
Select 20 Equity Fund+++                 1,881            N/A            N/A
Small Cap Growth Fund                  317,730        349,466         47,467
Small Cap Value Fund                    61,429         45,707         21,039
Strategic Income Fund                   54,678        101,071         90,634
Strategic Value Fund                    38,973         76,362        142,252
Tax Free Bond Fund                     102,564        243,288        314,438
Total Return Fund                      709,969      1,082,932      1,092,347
U.S. Large Cap Equity Fund++++             N/A            N/A            N/A
Value Fund                             520,830      1,210,643      1,574,675


----------
+     Commenced operations on June 9, 1999.
++ The amount shown represents proceeds from contingent deferred sales charges which were assessed on redemptions of shares which had previously been exchanged from other Funds into the Money Market Fund.
+++   Commenced operations on January 2, 2001.
++++  Commenced operations on January 2, 2002.



         For the fiscal years ended December 31, 2001, 2000 and 1999, contingent deferred sales charges were paid by investors on the redemption of Class C shares of each Fund, as follows:



                                         YEAR ENDED DECEMBER 31,
                                    2001         2000           1999
                                    ----         ----           ----
Blue Chip Growth Fund            $  7,211      $ 7,623        $ 1,115
Capital Appreciation Fund           3,447       18,186         16,997
Convertible Fund                    7,959       11,253            317
Equity Income Fund                  2,403        1,202            514
Equity Index Fund                     N/A          N/A            N/A
Global High Yield Fund              1,633           75            119
Government Fund                     4,698          333              9
Growth Opportunities Fund           1,536          761            378
High Yield Corporate Bond Fund    101,926       64,481         35,789
International Bond Fund               N/A          124          1,392
International Equity Fund          17,341           69             31
MAP Equity Fund+                    5,448        2,485            N/A
Mid Cap Growth Fund++                 N/A          N/A            N/A
Money Market Fund                  36,409       28,329          4,000
Research Value Fund                 2,455        1,067            100
Select 20 Equity Fund++               N/A          N/A            N/A
Small Cap Growth Fund               5,485       21,304            401
Small Cap Value Fund                5,549        4,160            576
Strategic Income Fund                 766          456          5,339
Strategic Value Fund                   91          168            813
Tax Free Bond Fund                    655          377            529
Total Return Fund                   3,314        3,234          1,082
U.S. Large Cap Equity Fund+++         N/A          N/A            N/A
Value Fund                        520,830          466            585

+     Commenced operations on June 9, 1999.
++    Commenced operations on January 2, 2001.
+++   Commenced operations on January 2, 2002.

         For the fiscal year ended December 31, 2001, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:



                                                                                                                         APPROXIMATE
                                              PRINTING AND                                                              TOTAL AMOUNT
                                                 MAILING                                                                  SPENT BY
                                             PROSPECTUSES TO   COMPENSATION    COMPENSATION                                NYLIFE
                                  SALES        OTHER THAN           TO              TO       COMPENSATION               DISTRIBUTORS
                              MATERIAL AND       CURRENT       DISTRIBUTION       BROKER       TO SALES                 WITH RESPECT
                               ADVERTISING    SHAREHOLDERS       PERSONNEL        DEALERS      PERSONNEL     OTHER*        TO FUND
                              ------------   ---------------   ------------    ------------  ------------  ----------   ------------
Blue Chip Growth Fund           $  6,436        $ 29,753        $  194,581      $  179,847   $   753,420   $  190,091    $ 1,174,282
Capital Appreciation Fund         31,810         102,745           701,456         573,844     3,039,851      687,951      4,563,813
Convertible Fund                   4,948          25,998           172,405         305,680       590,071      168,350        961,773
Equity Income Fund                 1,326          28,582           181,201         321,399       612,158      175,785        999,052
Equity Index Fund                 37,948         156,886         1,029,917       3,721,553     5,435,246    1,026,167      7,686,163
Global High Yield Fund              (197)          1,736            10,037          15,212        50,944       10,364         72,884
Government Fund                      121          29,763           179,512         354,376       681,376      176,134      1,066,906
Growth Opportunities Fund          1,757           6,913            46,008          38,925       201,440       45,435        301,553
High Yield Corp. Bond Fund        79,048         206,411         1,458,705       3,075,100     4,867,028    1,398,864      8,010,056
International Bond Fund           (1,158)          2,151            10,034          23,426        50,753       11,344         73,124
International Equity Fund          2,290           9,924            64,177          77,633       256,159       62,790        395,339
MAP Equity Fund                   (5,038)         80,117           485,240       1,156,496     1,494,986      473,994      2,529,299
Mid Cap Growth Fund                1,307           4,103            27,817          33,079        77,966       27,951        139,144
Research Value Fund                  518           4,857            30,374          43,756       131,486       30,534        197,769
Select 20 Equity Fund              4,155           4,954            39,626          59,704        98,891       38,119        185,746
Small Cap Growth Fund              1,449          19,962           123,916         141,426       558,798      122,404        826,528
Small Cap Value Fund               2,815          15,173           101,412         193,721       372,680       97,479        589,559
Strategic Income Fund                850           5,545            36,617          56,502       149,996       35,742        228,751
Strategic Value Fund                 438           2,711            17,634          22,700        91,171       17,613        129,567
Tax Free Bond Fund                 1,274           9,545            63,685         103,051       260,087       61,492        396,083
Total Return Fund                 11,667          37,941           256,665         288,173     1,180,173      252,923      1,739,368
U.S. Large Cap Equity
  Fund**                             N/A             N/A               N/A             N/A           N/A          N/A            N/A
Value Fund                         4,484          24,574           156,798         156,798       790,363      154,127      1,130,346
  Total                          191,452         815,612         5,438,078       5,438,078    21,812,505    5,313,071     33,570,719



* Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses.
** Commenced operations on January 2, 2002.

         For the fiscal year ended December 31, 2001, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:



                                                                                                                         APPROXIMATE
                                            PRINTING AND                                                                TOTAL AMOUNT
                                               MAILING                                                                    SPENT BY
                                           PROSPECTUSES TO   COMPENSATION   COMPENSATION                                   NYLIFE
                                 SALES       OTHER THAN           TO             TO        COMPENSATION                 DISTRIBUTORS
                             MATERIAL AND      CURRENT       DISTRIBUTION      BROKER        TO SALES                   WITH RESPECT
                              ADVERTISING   SHAREHOLDERS      PERSONNEL        DEALERS       PERSONNEL       OTHER*       TO FUND
                             ------------  ---------------   ------------   ------------   ------------   -----------   ------------
Blue Chip Growth Fund          $ 31,847      $   99,774      $   684,204    $   621,127    $ 2,492,275    $   663,305    $ 3,971,404
Capital Appreciation Fund        92,180         352,859        2,361,993      2,247,088     11,195,172      2,363,332     16,365,536
Convertible Fund                 18,699          83,264          548,559      1,416,917      2,685,814        554,909      3,891,244
Equity Income Fund                3,527          76,551          487,997        953,905      1,626,458        469,002      2,663,535
Global High Yield Fund               29           2,136           12,973         20,769         49,802         12,895         77,834
Government Fund                   2,625          53,420          332,015        468,644      1,917,553        340,728      2,646,341
Growth Opportunity Fund           5,958          21,619          145,977         95,283        575,705        142,372        891,631
High Yield Corp. Bond Fund      253,866         701,846        4,917,415     10,946,468     18,516,250      4,769,425     29,158,803
International Bond Fund             125           1,083            6,688         16,025         42,175          6,822         56,894
International Equity Fund         3,001          10,059           68,544         69,321        315,026         67,789        464,419
MAP Equity Fund                 (23,121)        174,209        1,024,245      2,230,204      3,091,106      1,009,533      5,275,973
Mid Cap Growth Fund               2,245           7,715           51,832         56,969        149,660         49,549        261,001
Research Value Fund               5,768          15,741          108,216        209,328        357,863        103,577        591,164
Select 20 Equity Fund             4,116           9,928           69,746         79,939        192,137         66,206        342,132
Small Cap Growth Fund            14,132          61,101          406,799        352,281      1,562,717        398,204      2,442,954
Small Cap Value Fund              9,170          33,284          227,347        406,614        785,624        215,334      1,270,758
Strategic Income Fund            (3,906)         17,269           94,421        230,058        395,792         96,759        600,335
Strategic Value Fund              1,029           6,324           41,771         35,168        178,453         41,424        269,000
Tax Free Bond Fund                3,823          37,729          241,711        257,260      1,429,914        248,482      1,961,658
Total Return Fund                40,223         132,429          897,315        767,496      5,046,368        914,764      7,031,098
U.S. Large Cap Equity
  Fund**                            N/A             N/A              N/A            N/A            N/A            N/A            N/A
Value Fund                       16,191          82,836          544,279        651,374      3,313,946        559,352      4,516,604
  Total                         483,801       1,984,943       13,301,315     22,171,832     56,018,483     13,119,383     84,907,925



* Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses.
** Commenced operations on January 2, 2002.

         For the fiscal year ended December 31, 2001, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:



                                                                                                                       APPROXIMATE
                                            PRINTING AND                                                              TOTAL AMOUNT
                                               MAILING                                                                  SPENT BY
                                           PROSPECTUSES TO   COMPENSATION   COMPENSATION                                 NYLIFE
                                 SALES       OTHER THAN           TO             TO        COMPENSATION               DISTRIBUTORS
                             MATERIAL AND      CURRENT       DISTRIBUTION      BROKER        TO SALES                 WITH RESPECT
                              ADVERTISING   SHAREHOLDERS      PERSONNEL        DEALERS       PERSONNEL     OTHER*       TO FUND
                             ------------  ---------------   ------------   ------------   ------------   ---------   ------------
Blue Chip Growth Fund           $ 1,399       $  3,292         $ 23,139      $  139,529     $  165,411    $ 22,815     $  216,055
Capital Appreciation Fund           660          2,064           14,048         147,238        179,023      14,411        210,207
Convertible Fund                    285          5,622           35,468         116,083        125,878      35,018        202,272
Equity Income Fund                 (202)         3,994           24,412          88,495        100,162      23,743        152,109
Global High Yield Fund              197            195            1,578           8,269          8,791       1,416         12,177
Government Fund                    (144)         2,895           16,761          80,649        104,577      16,629        140,719
Growth Opportunity Fund             181            339            2,429           5,869         19,586       2,373         24,909
High Yield Corp. Bond Fund       34,046         56,865          429,393       1,702,482      1,816,074     404,749      2,741,127
International Bond Fund            (100)           159              705           2,959          2,984         780          4,527
International Equity Fund        (1,113)         1,376            5,348          14,653         16,127       6,187         27,926
MAP Equity Fund                  (3,711)        25,341          149,541         465,255        481,133     147,804        800,108
Mid Cap Growth Fund                 472            215            2,462           3,359          4,325       2,193          9,667
Research Value Fund               1,574          1,797           14,510          55,457         58,024      13,608         89,513
Select 20 Equity Fund                91             59              580             296          1,343         527          2,599
Small Cap Growth Fund               431            726            5,509          46,107         62,620       5,407         74,693
Small Cap Value Fund                401          3,808           23,519         107,380        110,924      21,965        160,616
Strategic Income Fund                (1)           552            3,381          24,995         29,508       3,428         36,868
Strategic Value Fund                (38)            85              423           2,615          3,493         454          4,417
Tax Free Bond Fund                   72            574            3,651          10,162         17,933       3,517         25,747
Total Return Fund                   462            638            4,888          45,636         64,872       4,944         75,804
U.S. Large Cap Equity
  Fund**                            N/A            N/A              N/A             N/A            N/A         N/A            N/A
Value Fund                           (8)           548            3,386          10,161         16,817       3,339         24,081
  Total                          35,003        111,291          766,049       3,081,546      3,396,599     736,149      5,045,092



* Includes trustees' fees, travel, telephone, postage and other miscellaneous expenses.
** Commenced operations on January 2, 2002.

OTHER SERVICES

         Pursuant to an Accounting Agreement with the Trust, dated October 24, 1997, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust. For the fiscal years ended December 31, 2001, 2000 and 1999, the amount of recordkeeping fees paid to the Manager by each Fund was as follows:




                                                      YEAR ENDED DECEMBER 31,
                                         2001                     2000                  1999
                                         ----                     ----                  ----
Blue Chip Growth Fund                  67,505                   74,315                40,659
Capital Appreciation Fund             303,964                  426,941               373,458
Convertible Fund                       95,354                  101,624                92,042
Equity Income Fund                     37,882                   23,872                13,643
Equity Index Fund                     128,534                  149,714               131,779
Global High Yield Fund                 12,000                   12,001                12,001
Government Fund                        73,126                   72,032                83,835
Growth Opportunities Fund              37,831                   38,187                20,936
High Yield Corporate Bond Fund        363,226                  386,613               398,497
International Bond Fund                12,189                   12,023                13,312
International Equity Fund              32,059                   38,281                37,185
MAP Equity Fund+                       51,006                   36,961                15,964
Mid Cap Growth Fund++                  12,424                      N/A                   N/A
Money Market Fund                      91,172                   85,191                86,768
Research Value Fund                    21,658                   15,246                12,000
Select 20 Equity Fund++                12,976                      N/A                   N/A
Small Cap Growth Fund                  55,422                   67,067                25,029
Small Cap Value Fund                   33,316                   17,958                13,044
Strategic Income Fund                  26,848                   27,194                31,577
Strategic Value Fund                   19,169                   19,837                22,029
Tax Free Bond Fund                     61,884                   61,082                71,012
Total Return Fund                     174,044                  209,823               199,319
U.S. Large Cap Equity
  Fund+++                                 N/A                      N/A                   N/A
Value Fund                            117,193                  119,198               150,373



-------------------
+        Commenced operations on June 9, 1999.
++       Commenced operations on January 2, 2001.
+++      Commenced operations on January 2, 2002.


         In addition, each Fund may reimburse NYLIFE Securities, NYLIFE Distributors and MSS, a division of NYLIM SC, the Funds' transfer agent and an affiliate of New York Life Investment Management LLC, for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST


         Except for the expenses to be paid by the Manager as described in the Prospectuses, the Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the Trust's Custodians and Transfer Agent; (4) the charges and expenses of the Trust's legal counsel and independent accountants;
(5) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the Trust is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

         Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.





         In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Subadvisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Trustees may determine, the Manager and the Subadvisors may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.


         NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.


         Under each Subadvisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or a Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.



         Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Trust and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.



         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Trust. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.



         In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds.



         The management fees paid by the Trust, on behalf of each Fund, to the Manager and the Subadvisory fee that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.

         For the fiscal years ended December 31, 2001, 2000 and 1999, each of the Funds paid brokerage commissions as follows (because the U.S. Large Cap Equity Fund commenced operations on January 2, 2002, no brokerage commissions were paid by this Fund):




                                                                                              TOTAL BROKERAGE COMMISSIONS
                                           TOTAL BROKERAGE COMMISSIONS PAID                   PAID TO AFFILIATED PERSONS
                                    ---------------------------------------------   ---------------------------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                    DEC. 31, 2001   DEC. 31, 2000   DEC. 31, 1999   DEC. 31, 2001   DEC. 31, 2000   DEC. 31, 1999
                                    -------------   -------------   -------------   -------------   -------------   -------------
Blue Chip Growth Fund                 $  267,413      $  509,259      $  216,627          $N/A           $N/A            $N/A
Capital Appreciation Fund              2,771,069       2,662,293       2,511,097           N/A            N/A             N/A
Convertible Fund                         885,361       1,445,332       1,987,014           N/A            N/A             N/A
Equity Income Fund                       450,492         335,701         169,126           N/A            N/A             N/A
Equity Index Fund                         91,324          99,152         271,034           N/A            N/A             N/A
Global High Yield Fund                       N/A           1,003             N/A           N/A            N/A             N/A
Growth Opportunities Fund                247,232         196,744         103,378           N/A            N/A             N/A
High Yield Corporate Bond Fund           455,001         717,167       2,914,061           N/A            N/A             N/A
International Equity Fund                729,018         231,592         264,093           N/A            N/A             N/A
MAP Equity Fund+                         192,201          95,948          33,115           N/A            N/A             N/A
Mid Cap Growth Fund++                     77,707             N/A             N/A           N/A            N/A             N/A
Research Value Fund                       90,619          77,449          40,590           N/A            N/A             N/A
Select 20 Equity Fund++                   72,258             N/A             N/A           N/A            N/A             N/A
Small Cap Growth Fund                    280,212         338,641          63,804           N/A            N/A             N/A
Small Cap Value Fund                     231,517         127,362          53,686           N/A            N/A             N/A
Strategic Income Fund                        488             N/A           7,160           N/A            N/A             N/A
Strategic Value Fund                      56,461         133,932         145,721           N/A            N/A             N/A
Total Return Fund                        934,849         869,317         846,320           N/A            N/A             N/A
U.S. Large Cap Equity Fund+++                N/A             N/A             N/A           N/A            N/A             N/A
Value Fund                             1,949,530       3,271,516       2,994,078           N/A            N/A             N/A



--------------
+    Commenced operations on June 9, 1999.
++   Commenced operations on January 2, 2001.
+++  Commenced operations on January 2, 2002.

                                             TOTAL AMOUNT OF TRANSACTIONS                    TOTAL BROKERAGE COMMISSIONS
                                                WHERE COMMISSIONS PAID                        PAID TO AFFILIATED PERSONS
                                    ---------------------------------------------   ---------------------------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                    DEC. 31, 2001   DEC. 31, 2000   DEC. 31, 1999   DEC. 31, 2001   DEC. 31, 2000   DEC. 31, 1999
                                    -------------   -------------   -------------   -------------   -------------   -------------
Blue Chip Growth Fund              $  206,577,705  $  555,764,199  $  241,372,777        $ 32,188      $      N/A      $     N/A
Capital Appreciation Fund           2,290,562,956   2,246,404,565   2,194,930,826         522,228       1,113,281       2,061,262
Convertible Fund                      677,615,894   1,007,279,194   1,625,240,663          23,120         370,401       1,535,556
Equity Income Fund                    278,164,393     183,074,601      88,501,126          82,674         140,101         140,183
Equity Index Fund                      60,186,537     119,450,200     330,432,793          42,171         111,721         152,947
Global High Yield Fund                        N/A         401,789             N/A             N/A             131             N/A
Growth Opportunities Fund             174,730,930     159,687,900      79,620,046             N/A         196,744         103,378
High Yield Corporate Bond
  Fund                                207,071,911     238,822,002     308,902,539          71,597         398,264       2,709,006
International Equity Fund             218,190,535      66,667,878      79,794,853             N/A          67,029          84,773
MAP Equity Fund+                      231,829,592     105,872,502      37,595,693          31,431          30,482           9,534
Mid Cap Growth Fund++                  58,176,013             N/A             N/A          22,386             N/A             N/A
Research Value Fund                    53,674,252      52,861,819      29,597,856          13,369          24,118          37,380
Select 20 Equity Fund++                68,723,642             N/A             N/A          15,074             N/A             N/A
Small Cap Growth Fund                 176,072,646     189,135,397      27,607,675          60,978             N/A          34,261
Small Cap Value Fund                   93,565,237      50,867,016      20,325,827          29,227          62,018          19,728
Strategic Income Fund                     414,259             N/A       3,934,613             105             N/A           4,830
Strategic Value Fund                   38,300,536      69,137,743      75,557,128           9,040          68,521         123,233
Total Return Fund                     781,545,890     754,142,370     714,836,564         155,414         342,111         714,048
U.S. Large Cap Equity
  Fund+++                                     N/A             N/A             N/A             N/A             N/A             N/A
Value Fund                          1,359,690,604   1,860,216,076   1,547,917,417         373,481       1,510,472       2,398,517



--------------
+ Commenced operations on June 9, 1999. For the period January 1, 1999 through June 8, 1999, the MAP-Equity Fund (predecessor to the MAP Equity Fund) paid total brokerage commissions of $12,303 (on portfolio transactions amounting to $17,285,287), of which approximately 18% was paid to brokers that provided research.
++  Commenced operations on January 2, 2001.
+++ Commenced operations on January 2, 2002.

         The Government Fund, International Bond Fund, Money Market Fund and Tax Free Bond Fund paid no brokerage commissions during the fiscal years ended December 31, 2001, 2000 and 1999.





         As of December 31, 2001, the following Funds held securities in issuers with whose broker-dealer subsidiaries or affiliates the Funds regularly conduct business:




     FUNDS                    BROKER-DEALER (TYPE OF SECURITY)                                  MARKET VALUE
     -----                    --------------------------------                                  ------------
Blue Chip Growth Fund     Goldman Sachs Group, Inc. (The) (common stock)                        $ 5,917,450
                          Merrill Lynch & Co., Inc. (common stock)                                6,603,604
                          Schwab (Charles) Corp. (The) (common stock)                             6,873,321

Capital Appreciation      Citigroup, Inc. (common stock)                                         90,374,344
Fund                      American Express Credit Corp. (commercial paper)                        4,998,532
                          Merrill Lynch Premier Institutional Fund (commercial paper)             1,815,000

Convertible Fund          Lehman Brothers Holding, Inc. (0.25% bonds due 7/8/03-1/5/06)          17,121,250
                          Merrill Lynch & Co., Inc. (zero coupon bonds due 5/23/31 and
                          1.00% bonds due 7/20/06)                                                6,920,200
                          Morgan Stanley Dean Witter & Co. (zero coupon bonds due
                          8/17/05)                                                                6,221,250
                          Prudential Financial, Inc. (convertible stock)                          4,219,500
                          Citigroup, Inc. (common stock)                                          4,147,942
                          American Express Credit Corp. (commercial paper)                        9,997,064
                          Goldman Sachs Group, Inc. (commercial paper)                            1,999,886
                          Merrill Lynch Premier Institutional Fund (commercial paper)            23,921,585

Equity Income Fund        Lehman Brothers Holding, Inc. (common stock)                            2,290,438
                          American Express Credit Corp. (commercial paper)                        2,999,266
                          Merrill Lynch Premier Institutional Fund (commercial paper)             3,668,486

Equity Index Fund         American Express Credit Corp. (common stock)                            4,129,297
                          Bear Stearns Cos., Inc. (The) (common stock)                              476,743
                          Charles Schwab Corp. (The) (common stock)                               1,833,767
                          Citigroup, Inc. (common stock)                                         22,527,306
                          JP Morgan Chase & Co. (common stock)                                    6,220,866
                          Lehman Brothers Holding, Inc. (common stock)                            1,383,963
                          Merrill Lynch & Co. Inc. (common stock)                                 3,827,172
                          Morgan Stanley Dean Witter & Co. (common stock)                         5,321,181

Global High Yield Fund    American Express Credit Corp. (commercial paper)                         599,824

Government Fund           American Express Credit Corp. (commercial paper)                        9,997,064
                          Merrill Lynch Premier Institutional fund (commercial paper)            13,434,257

Growth Opportunities      Citigroup, Inc. (common stock)                                          1,943,329
Fund                      Goldman Sachs Group, Inc. (The) (common stock)                          1,113,000
                          JP Morgan Chase & Co. (common stock)                                      956,005
                          Prudential Financial, Inc. (common stock)                                 206,575

High Yield Corporate      American Express Credit Corp. (commercial paper)                       69,979,448
Bond Fund                 Merrill Lynch Premier Institutional Fund (commercial paper)            39,805,000

MAP Equity Fund           American Express Credit Corp. (common stock)                               22,164

MidCap Growth Fund        Legg Mason, Inc. (common stock)                                           212,415

Money Market Fund         American Express Credit Corp. (medium-term notes)                       5,962,437
                          Merrill Lynch & Co., Inc. (medium-term notes)                           6,006,941
                          Salomon Smith Barney Holdings, Inc. (medium-term notes)                10,511,189
                          American Express Credit Corp. (commercial paper)                        5,962,437
                          Merrill Lynch Premier Institutional Fund (commercial paper)            12,291,485

Research Value Fund       American Express Credit Corp. (common stock)                              681,679
                          Prudential Financial, Inc. (common stock)                                 663,800

Select 20 Equity Fund     Citigroup, Inc. (common stock)                                          1,559,832
                          JP Morgan Chase & Co. (common stock)                                    1,443,095

Small Cap Growth Fund     American Express Credit Corp. (commercial paper)                        2,998,918
                          Merrill Lynch Premier Institutional Fund (commercial paper)             5,771,630

Small Cap Value Fund      Jeffries Group Inc. (common stock)                                      1,345,458
                          Raymond James Financial, Inc. (common stock)                              159,840

Strategic Income Fund     Goldman Sachs Group, Inc. (The) (commercial paper)                      1,394,921

Strategic Value Fund      Citigroup, Inc. (common stock)                                            817,271
                          Goldman Sachs Group, Inc. (The) (common stock)                            229,927
                          JP Morgan Chase & Co. (common stock)                                      669,749
                          Merrill Lynch & Co., Inc. (common stock)                                  264,509

Total Return Fund         Citigroup, Inc. (common stock)                                         30,853,023
                          American Express Credit Corp. (commercial paper)                        9,997,064
                          Goldman Sachs Group, Inc. (commercial paper)                            7,999,544
                          Merrill Lynch Premier Institutional Fund (commercial paper)            27,817,126

Value Fund                Citigroup, Inc. (stock)                                                43,698,820
                          Goldman Sachs Group, Inc. (The) (stock)                                 9,210,075
                          JP Morgan Chase & Co. (stock)                                          26,425,723
                          Merrill Lynch & Co., Inc. (commercial paper)                            9,616,140
                          Goldman Sachs Group, Inc. (commercial paper)                           16,999,032


         A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

         The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented Funds, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may also result in the realization of an increase in net short-term capital gains by the Fund which, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE


         The Trust determines the NAV per share of each class of each Fund on each day the New York Stock Exchange is open for trading. NAV per share is calculated as of the close of the first session of the New York Stock Exchange (currently 4:00 p.m., New York time) for each class of shares of each Fund (except the Money Market Fund, which is determined at noon), by dividing the current market value (amortized cost, in the case of the Money Market Fund) of the total assets attributable to that class, by the total number of outstanding shares of that class.



HOW PORTFOLIO SECURITIES ARE VALUED



         Portfolio securities of the Money Market Fund are valued at their amortized cost (in accordance with the Company's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During such periods the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Money Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.



         Portfolio securities of each of the other Funds are valued by appraising: (1) common and preferred stocks which are traded on the New York Stock Exchange (the "Exchange") at the last sale price of the Exchange on that day or, if no sale occurs on the Exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange, including the National Association of Securities Dealers National Market System; if no sale occurs that day, the stock shall be valued at the mean between the closing bid price and asked price on the Exchange; (2) over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the closing bid price supplied through such system; (3) over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor if the prices are deemed by the Manager or the Subadvisor to be representative of market values at the close of the first session of the New York Stock Exchange; (4) debt securities at prices supplied by a pricing agent selected by the Subadvisor, which prices reflect broker-dealer-supplied valuations and electronic data processing techniques and/or matrix pricing if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the first session of the New York Stock Exchange; (5) exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded; (6) foreign currency forward contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; (7) a security sold short by the proceeds received from the transaction plus or minus the market appreciation/depreciation of the underlying security as determined in accordance with the fair valuation procedures established by the Board; and (8) all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculations may be done by others. Money market instruments held by the Funds with a remaining maturity of 60 days or less are valued by the amortized cost method unless such method does not represent fair value. Forward foreign currency exchange contracts held by the Funds are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.


         Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank or broker-dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. For financial accounting purposes, the Trust recognizes dividend income and other distributions on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Trust is informed after the ex-dividend date.


         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' NAVs are not calculated. Such calculation of NAV does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.



         Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in the Funds' calculation of NAVs. However, a Subadvisor, in consultation with the Manager, may, in its judgement, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate.



         Because the Guarantee regarding the Equity Index Fund is payable to shareholders directly (and not payable to the Equity Index Fund), and because it represents only a contingent liability of New York Life Inc. rather than an agreement to pay a definite amount on the Guarantee Date, the Trustees believe that the Guarantee should have no impact in determining the Equity Index Fund's NAV.



         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made.



         To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

         A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by MSS. If a share certificate is desired, it must be requested in writing for each transaction. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in a Fund (other than the Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

                            SHAREHOLDER TRANSACTIONS


         MSS may accept written requests from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:


- dividend and capital gain changes (including moving dividends between account registrations);
-   address changes;
- certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);
-   exchange requests between identical registrations; and
-   redemptions less than $100,000 to the record address only.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS

GENERAL INFORMATION

         The three classes of shares each represent an interest in the same portfolio of investments of each Fund, have the same rights and are identical in all respects, except that, to the extent applicable, each Class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its sales arrangements. Each class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements."

BY MAIL


         Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's Registered Representative. Shares of any Fund, except the Money Market Fund, may be purchased at the NAV per share next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge. In the case of the Money Market Fund (which seeks to maintain a constant NAV of $1.00 per share), the share purchase is effected at the NAV next determined after receipt in good order of the purchase order by BFDS.


BY TELEPHONE


         For all Funds, other than the Money Market Fund, an investor may make an initial investment in the Funds by having his or her Registered Representative telephone MSS between 8:00 am and 4:00 pm, eastern time, on any day the New York Stock Exchange is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above plus any applicable sales charge. An application and payment must be received in good order by MSS within three business days. All telephone calls are recorded to protect shareholders and MSS. For a description of certain limitations on the liability of the Funds and MSS for transactions effected by telephone, see "Buying and Selling MainStay Shares" in the Prospectus.

BY WIRE


         An investor may open an account and invest by wire by having his or her Registered Representative telephone MSS between 8:00 am and 6:00 pm eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:


STATE STREET BANK AND TRUST COMPANY
ABA NO.: 011-0000-28
ATTN.: CUSTODY AND SHAREHOLDER SERVICES
FOR CREDIT: MAINSTAY ________________ FUND-CLASS ______
SHAREHOLDER NAME ______________________________________
SHAREHOLDER ACCOUNT NO. _______________________________
DDA ACCOUNT NUMBER 99029415


AN APPLICATION MUST BE RECEIVED BY MSS WITHIN THREE BUSINESS DAYS.


         The investor's bank may charge the investor a fee for the wire. To make a purchase effective the same day, the Registered Representative must call MSS by 12:00 noon eastern time, and federal funds must be received by the MSS before 4:00 pm eastern time.


         Wiring money to the Trust will reduce the time a shareholder must wait before redeeming or exchanging shares, because when a shareholder purchases by check or by ACH payment, the Trust may withhold payment for up to 10 days from the date the check is received.

ADDITIONAL INVESTMENTS

         Additional investments in a Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

         The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by the Trustees; New York Life and its subsidiaries and their employees, officers, directors or agents; through financial services firms that have entered into an agreement with the Funds or New York Life Distributors; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and NYLIFE Distributors, Inc. products; and purchases by certain individual participants.

SYSTEMATIC INVESTMENT PLANS

         Investors whose bank is a member of the Automated Clearing House ("ACH") may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MSS, toll free at 1-800-MAINSTAY (between 8:00 am and 4:00 pm, eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit for an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

OTHER INFORMATION

         Investors may, subject to the approval of the Trust, the Distributor, the Manager and the Subadvisor to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadvisor intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time. An investor must call MainStay at 1- 800-MAINSTAY before sending any securities.

         The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES


         The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. There is no sales charge on purchases of shares in the Money Market Fund.



         The sales charge applicable to an investment in Class A shares of the Blue Chip Growth Fund, Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Growth Opportunities Fund, International Equity Fund, MAP Equity Fund, Mid Cap Growth Fund, Research Value Fund, Select 20 Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Value Fund, Total Return Fund, U.S. Large Cap Equity Fund and Value Fund will be determined according to the following table:



                              SALES CHARGE AS A PERCENTAGE OF:           SALES CHARGE AS A PERCENTAGE OF
                                                                                 OFFERING PRICE:
                                                       NET                                      RETAINED
        AMOUNT OF             OFFERING                AMOUNT            RETAINED                 BY THE
        PURCHASE               PRICE                 INVESTED           BY DEALER              DISTRIBUTOR
        --------               -----                 --------           ---------              -----------
Less than $50,000               5.50%                 5.82%              4.75%                    0.75%
$50,000 to $99,999              4.50%                 4.71%              4.00%                    0.50%
$100,000 to $249,999            3.50%                 3.63%              3.00%                    0.50%
$250,000 to $499,999            2.50%                 2.56%              2.00%                    0.50%
$500,000 to $999,999            2.00%                 2.04%              1.75%                    0.25%
$1,000,000 or more*             None                  None               See Below*               None



         The sales charge applicable to an investment in Class A shares of the Global High Yield Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, Strategic Income Fund and Tax Free Bond Fund will be determined according to the following table:





                              SALES CHARGE AS A PERCENTAGE OF:           SALES CHARGE AS A PERCENTAGE OF
                                                                                 OFFERING PRICE:
                                                       NET                                      RETAINED
        AMOUNT OF             OFFERING                AMOUNT            RETAINED                 BY THE
        PURCHASE               PRICE                 INVESTED           BY DEALER              DISTRIBUTOR
        --------               -----                 --------           ---------              -----------
Less than $100,000              4.50%                 4.71%              4.00%                    0.50%
$100,000 to $249,999            3.50%                 3.63%              3.00%                    0.50%
$250,000 to $499,999            2.50%                 2.56%              2.00%                    0.50%
$500,000 to $999,999            2.00%                 2.04%              1.75%                    0.25%
$1,000,000 or more*             None                  None               See Below*               None

         The sales charge for Class A Shares of the Equity Index Fund will be determined according to the following table:




                              SALES CHARGE AS A PERCENTAGE OF:           SALES CHARGE AS A PERCENTAGE OF
                                                                                 OFFERING PRICE:
                                                       NET                                      RETAINED
        AMOUNT OF             OFFERING                AMOUNT            RETAINED                 BY THE
        PURCHASE               PRICE                 INVESTED           BY DEALER              DISTRIBUTOR
        --------               -----                 --------           ---------              -----------
Less than $100,000              3.00%                 3.09%              2.75%                    0.25%
$100,000 to $249,999            2.50%                 2.56%              2.25%                    0.25%
$250,000 to $499,999            2.00%                 2.04%              1.75%                    0.25%
$500,000 to $999,999            1.50%                 1.52%              1.25%                    0.25%
$1,000,000 or more*             None                  None               See Below*               None


* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares -- Contingent Deferred Sales Charge, Class A."


         Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. In such cases, the dealer will receive a commission of 1.00% on the portion of a sale from $1,000,000 to $2,999,999, 0.50% of any portion from $3,000,000 to $4,999,999 and
0.40% on any portion of $5,000,000 or more. Commissions will be calculated on a calendar year basis. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

         The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.


         Set forth below is an example of the method of computing the offering price of Class A shares of the Equity Index Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the NAV of Class A shares of the Fund on December 31, 2001.




                  NAV per Class A Share
                  at December 31, 2001                         $37.35

                  Per Share Sales Charge - 3.00% of
                  offering price (3.09% of NAV
                  per share)                                   $ 1.16

                  Class A Per Share Offering Price to the      $38.51
                  Public



         The sales charge applicable to an investment in Class A shares of the Global High Yield Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, Strategic Income Fund and Tax Free Bond Fund will be 4.50% of the offering price per share (4.71% of the NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of Class A shares of the High Yield Corporate Bond Fund on December 31, 2001. The offering price of shares of each of the other listed Funds can be calculated using the same method.




                  NAV per Class A Share at                     $5.56
                  December 31, 2001

                  Per Share Sales Charge - 4.50% of
                  offering price (4.71% of NAV
                  per share)                                   $0.26

                  Class A Per Share Offering Price to the      $5.82
                  Public

         The sales charge applicable to an investment in Class A shares of the Blue Chip Growth Fund, Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Growth Opportunities Fund, International Equity Fund, MAP Equity Fund, [MID CAP GROWTH FUND], Research Value Fund, [SELECT 20 EQUITY FUND], Small Cap Value Fund, Strategic Value Fund, Total Return Fund, U.S. Large Cap Equity Fund, and Value Fund will be 5.50% of the offering price per share (5.82% of NAV per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the Blue Chip Growth Fund aggregating less than $50,000 at a price based upon the NAV of Class A shares of the Blue Chip Growth Fund on December 31, 2001. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method.




                  NAV per Class A Share at
                  December 31, 2001                            $11.00

                  Per Share Sales Charge - 5.50% of
                  offering price (5.82% of NAV
                  per share)                                   $ 0.64

                  Class A Per Share Offering Price to the      $11.64
                  Public


PURCHASES AT NET ASSET VALUE

         Purchases of Class A shares in an amount equal to $1 million or more will not be subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."


         A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Trustees; New York Life and its subsidiaries and their employees, officers, directors or agents (and immediate family members); employees and clients (and immediate family members) of John A. Levin & Co. ("Levin") and Dalton, Greiner, Hartman, Maher & Co. ("DGHM"); employees (and immediate family members) of Gabelli Asset Management Company, Markston Investment Management LLC and McMorgan & Company LLC; and investors who are recommended by Levin or DGHM to invest in the MainStay Funds managed by Levin or DGHM, respectively. Also, any employee or Registered Representative of an authorized broker-dealer (and immediate family members) and any employee of Boston Financial Data Services that is assigned to the Fund may purchase a Fund's shares at NAV without payment of any sales charge.


         In addition, the Trust will treat Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 50 or more employees as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."


         Class A shares of the Funds also may be purchased at NAV, without payment of any sales charge, through financial services firms such as broker-dealers, investment advisors and other financial institutions which have entered into an agreement with the Funds or the Distributor which provides for the sale and/or servicing of Fund shares in respect of beneficial owners that are clients of the financial services firms or intermediaries contracting with such firms. Sales and/or servicing agreements with third parties also have been established on behalf of Class B and Class C shares. The Funds, the Distributor, MSS or affiliates may pay fees to such firms and/or intermediaries in connection with these arrangements on behalf of Class A, B and/or C shares.


REDUCED SALES CHARGES ON CLASS A SHARES

         Purchases of a Fund made at one time by any "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-ERISA 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.


SPECIAL INCENTIVE COMPENSATION ARRANGEMENTS



         The Distributor may enter into special incentive compensation arrangements with dealers that have sold a minimum dollar amount of Fund shares. Such incentives may take the form of administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.



LETTER OF INTENT (LOI)



         Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. A 90-day back-dated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your Registered Representative or MainStay at 1-800-MAINSTAY (1-800-624-6782).


         On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by MSS in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference.

CONTINGENT DEFERRED SALES CHARGE, CLASS A

         In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase. Purchases of Class A shares at NAV through financial services firms or by certain persons that are affiliated with or have a relationship with New York Life or its affiliates (as described above) will not be subject to a contingent deferred sales charge.


         Class A shares that are redeemed will not be subject to a contingent deferred sales charge, however, to the extent that the value of such shares represents: (1) capital appreciation of Fund assets; (2) reinvestment of dividends or capital gains distributions; (3) Class A shares redeemed more than one year after their purchase; (4) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, death, disability, QDROs; and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 70 1/2 for IRA and 403(b)(7) TSA participants; (5) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates; transfers to products offered within a bundled retirement plan sponsored by NYLIM that uses New York Life Benefit Services, LLC, TRAC-2000, CNA Trust, or certain other approved entities, as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; or (6) redemptions, under the Systematic Withdrawal Plan, used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate. Class A shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A shares of another MainStay Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.


         The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

         For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE, CLASS B


         A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate NAV of the Class B shares redeemed does not exceed (1) the current aggregate NAV of Class B shares of that Fund purchased more than six years prior to the redemption, plus (2) the current aggregate NAV of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (3) increases in the NAV of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years.


         Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

         The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.



         The following table sets forth the rates of the contingent deferred sales charge:






                                            CONTINGENT DEFERRED SALES
                  YEAR SINCE PURCHASE   CHARGE AS A PERCENTAGE OF AMOUNT
                     PAYMENT MADE        REDEEMED SUBJECT TO THE CHARGE
                  -------------------   --------------------------------
                  First                               5.0%
                  Second                              4.0%
                  Third                               3.0%
                  Fourth                              2.0%
                  Fifth                               2.0%
                  Sixth                               1.0%
                  Thereafter                          None



         In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate.

         The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions at age 70-1/2 for IRA and 403(b) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established;
(iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses New York Life Benefit Services, Inc. as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA;
(iv) required distributions by charitable trusts under Section 664 of the Code;
(v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.



         ADDITIONAL CDSC WAIVERS APPLICABLE TO ACCOUNTS ESTABLISHED BEFORE JANUARY 1, 1998. In addition to the categories outlined above, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (1) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59-1/2, separation from service, death, disability, loans, hardships, withdrawals of required excess contribution returns pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (2) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (3) living revocable trusts on the death of the beneficiary; (4) redemptions made within one year following the death or disability or a shareholder; (5) redemptions by directors, Trustees, officers and employees (and immediate family members) of the Trust and of New York Life and its affiliates where no commissions have been paid; (6) redemptions by employees of any dealer which has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (7) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation; (8) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (9) transfers to other funding vehicles sponsored or distributed by New York Life or an affiliated company.

         Shareholders should notify MSS, the Funds' transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisers regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C


         A contingent deferred sales charge of 1% of the NAV of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year. However, no such charge will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (a) the current aggregate NAV of Class C shares of that Fund purchased more than one year prior to the redemption, plus (b) the current aggregate NAV of Class C shares of that Fund purchased through reinvestment of dividends, or distributions, plus (c) increases in the NAV of the investor's Class C shares of that Fund above the total amount of payments for the purchase of Class C shares of that Fund made during the preceding one year.


         Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

REDEMPTIONS AND EXCHANGES


         Shares may be redeemed directly from a Fund or through your Registered Representative. Shares redeemed will be valued at the NAV per share next determined after MSS receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed by the record owner(s) exactly as the shares are registered, and the signature(s) must be guaranteed by a Medallion Signature Guarantee. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MSS must be submitted before the redemption request will be accepted. The requirement for a signed letter may be waived on a redemption of $100,000 or less which is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401.



         Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the NAV of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge.


         In times when the volume of telephone redemptions and exchanges is heavy, additional phone lines will be added by MSS. However, in times of very large economic or market changes, redemptions and exchanges may be difficult to implement by the telephone. When calling MSS to make a telephone redemption or exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers.

         The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

REDEMPTION BY CHECK

         The Money Market Fund and State Street Bank and Trust Company (the "Bank") each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interest of other shareholders of the Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of the Bank pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by the Bank upon request when a shareholder establishes checkwriting privileges.

SYSTEMATIC WITHDRAWAL PLAN

         MSS acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable. See the Prospectuses for more information.

DISTRIBUTIONS IN KIND


         The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.


SUSPENSION OF REDEMPTIONS


         The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (1) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (2) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (3) as the SEC may by order permit for the protection of the security holders of the Trust; or (4) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.


EXCHANGE PRIVILEGES

         Exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request.


         Subject to the conditions and limitations described herein, Class A, Class B and Class C shares of a Fund may be exchanged for shares of an identical class of a MainStay Fund registered for sale in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. All exchanges are subject to a minimum investment requirement and minimum balance requirement. An exchange may be made by either writing to MSS at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MSS at 1-800-MAINSTAY (8:00 am to 6:00 pm eastern time).


         In addition, an exchange privilege between Class A shares of MainStay Funds and the MainStay Equity Index Fund is offered. Certain additional conditions may apply to exchanges between a MainStay Fund and the MainStay Equity Index Fund. No exchange privilege between Class B or Class C shares of the Funds and MainStay Equity Index Fund is offered.

INVESTORS SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

         Generally, shareholders may exchange their Class A shares of a Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next determined following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Class A shares of the Money Market Fund for Class A shares of another MainStay Fund which are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

         Class B and Class C shares of a Fund may be exchanged for the same class of shares of another MainStay Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. For purposes of determining the length of time a shareholder owned Class B or Class C shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of original purchase of the shares, regardless of exchanges Class B or Class C shares into the MainStay Money Market Fund from another MainStay Fund, the applicable contingent deferred sales charge will be assessed when the shares are redeemed from the MainStay Money Market Fund even though the Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Class B and Class C shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund. In addition, if Class B or Class C shares of a Fund are exchanged into Class B or Class C shares of the Money Market Fund, the holding period for purposes of determining the contingent deferred sales charge (and conversion into Class A shares with respect to Class B shares) stops until the shares are exchanged back into Class B or Class C shares, as applicable, of another MainStay Fund.

         Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. numbers. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges.

         It is the policy of The MainStay Funds to discourage frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, except for systematic exchanges, exchanges processed via MainStay's automated system and as to certain accounts for which tracking data is not available, after five exchanges per calendar year a $10 fee will be imposed on each trade date on which a shareholder makes an exchange and additional exchange requests may be denied.

         For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares.

         The exchange privilege may be modified or withdrawn at any time upon prior notice.

DISTRIBUTIONS AND REDEMPTIONS FOR EQUITY INDEX FUND

         For the Equity Index Fund, Distributions will be paid in additional shares based on the NAV at the close of business on the payment date of the distribution, unless the shareholder elects to receive such distributions in cash. Receipt of dividends in cash by a shareholder will have the effect of reducing the number of Guaranteed Shares held by that shareholder, and, therefore, the value of the Guarantee to that shareholder. If, however, the Fund pays a dividend in cash to all shareholders for the purpose of assuring the Fund's compliance with applicable provisions of the Code, any such amounts paid in cash will reduce the Guaranteed Amount applicable to each Guaranteed Share in the amount of the dividend paid.

         For shareholder convenience in monitoring the number and value of a shareholder's Guaranteed Shares, the Fund currently intends, through reverse share splits, to combine any additional shares received by a shareholder as dividends and distributions from the Fund with each originally purchased share of the Fund to which such dividends and distributions relate, so that a Guaranteed Share of the Fund will mean a single share of the Fund as purchased and include in its NAV the value of all dividends and distributions attributable to such originally purchased share and paid up to that point in time. Following a reverse share split, a shareholder who has elected to reinvest dividends and distributions from the Fund will hold the same number of Guaranteed Shares in the Fund as the shareholder held prior to the reverse share split, but each share will have a higher NAV (reflecting the added value of the dividends paid). Shareholders who elect to receive their dividends and distributions from the Fund in cash will, following a reverse share split, own fewer Guaranteed Shares of the Fund, but those shares will have the same higher per share NAV as all other Fund shares. IN EITHER CASE, THE OVERALL VALUE OF A SHAREHOLDER'S INVESTMENT IN THE FUND WILL BE UNAFFECTED BY A REVERSE SHARE SPLIT. If reverse share splits are not authorized, a Guaranteed Share shall mean, on a given date, that number of shares of the Fund that a shareholder would hold on that date if he had bought a single share and then held it, plus all shares issued as dividends and distributions attributable to such share through the Guarantee Date. This single share and all other shares issued through the reinvestment of any dividends and distributions attributable to such share will be treated as a single unit to which the Guaranteed Amount will apply as described above for a Guaranteed Share. Shareholders who elect to receive dividends and distributions in cash would hold fewer shares of the Fund and, consequently, fewer units as to which the Guaranteed Amount would apply. Equity Index Fund shares may be redeemed by shareholders prior to their Guaranteed Date. However, any such redeemed shares will lose the benefit of the Guarantee. Redemptions will be made of shares held by the shareholder for the longest period of time. For more information regarding the redemption procedures for the Equity Index Fund, see "Additional Information About Certain Funds -- The Equity Index Fund Guarantee."

         Within seven days after acceptance of a redemption request, the Equity Index Fund is required to make payment of the NAV of the shares on the date the order was received in proper form, except that where a request is made at least 30 days prior to a dividend or distribution record date to redeem the dividend shares immediately upon issuance (to effectively receive the dividend in cash), redemption and payment will occur at that time.

                          TAX-DEFERRED RETIREMENT PLANS

         CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(k) FOR
                   CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS


         Shares of a Fund, except the Tax Free Bond Fund, may also be purchased as an investment under a specimen cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.


INDIVIDUAL RETIREMENT ACCOUNT ("IRA")


         Shares of a Fund, except the Tax Free Bond Fund, may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. Three types of IRAs are available -- a traditional IRA, the Roth IRA and a Coverdell Education Savings Account.



         TRADITIONAL IRAs. An individual may contribute as much as $3,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of
(1) $3,000, or (2) the sum of (i) the compensation includible in the working spouse's gross income plus (ii) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for an IRA contribution by a married couple is $6,000. The maximum deduction for an IRA contribution by an individual over 50 is $3,500 and by a married couple is $7,000.



         Eligible individuals age 50 and older may make additional contributions to their Traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $500 per taxable year for 2002 through 2005, and $1,000 for 2006 and beyond.



         An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA which is deductible for federal income tax purposes. For the 2002 tax year, a contribution is deductible only if the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($54,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $54,000 and $64,000; $34,000 for a single individual, with a phase-out for adjusted gross income between $34,000 and $44,000). These phase-out limits will gradually increase, eventually reaching $50,000 - $60,000 for single filers in 2005 and thereafter (and reaching $80,000 - $100,000 if married filing jointly in 2007 and thereafter). In addition, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000 ($0 - $10,000 for non-participant spouses filing a separate return). However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

         Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time homebuyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

         ROTH IRAs. Roth IRAs are a form of individual retirement account which feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $3,000 ($6,000 for a married couple, $3,500 for individuals over age 50, and $7,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.


         Eligible individuals age 50 and older may make additional contributions. The maximum limit for a catch-up contribution is $500 per taxable year for 2002 through 2005, and $1,000 for 2006 and beyond.


         COVERDELL EDUCATION SAVINGS ACCOUNTs. A taxpayer may make non-deductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($190,000 - $220,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to a penalty tax upon distribution.


         All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or a Coverdell Education Savings Account combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.


403(b)(7) TAX SHELTERED ACCOUNT


         Shares of a Fund, except the Tax Free Bond Fund, may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b)(7) TSA plans) made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b)(7) TSA plan.

GENERAL INFORMATION

         Shares of a Fund, except the Tax Free Bond Fund, may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

         The custodial agreements and forms provided by the Funds' Custodian and Transfer Agent designate New York Life Trust Company as custodian for IRAs and 403(b)(7) TSA plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

         The federal tax laws applicable to retirement plans, IRAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax adviser before establishing any of the tax-deferred retirement plans described above.

CALCULATION OF PERFORMANCE QUOTATIONS

         From time to time, quotations of the Money Market Fund's "yield" and "effective yield" may be included in advertisements or communications to shareholders. These performance figures are calculated in the following manner:


         A. Yield -- the net annualized yield based on a specified seven-calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of the Class A, Class B and Class C shares of the Money Market Fund for the seven-day period ended December 31, 2001 was 1.60%, 1.60% and 1.60%, respectively.



         B. Effective Yield -- the net annualized yield for a specified seven-calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding one, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7] - 1. The effective yield of the Class A, Class B and Class C shares of the Money Market Fund for the seven-day period ended December 31, 2001 was 1.61%, 1.61% and 1.61%, respectively.



         The yield and effective yield of the Money Market Fund reflect the reduction of certain fees otherwise payable and voluntary expense limitations. Had there been no reduction of fees or expense limitations, the yield and effective yield of the Money Market Fund would have been 1.32% and 1.32%, respectively, for Class A shares, 1.32% and 1.32%, respectively, for Class B shares and 1.32% and 1.32%, respectively, for Class C shares for the seven-day period ended December 31, 2001.


         As described above, yield and effective yield are based on historical earnings and are not intended to indicate future performance. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment of dividends. Yield and effective yield will vary based on changes in market conditions and the level of expenses.


         From time to time a Fund, other than the Money Market Fund, may publish its yield and/or average annual total return in advertisements and communications to shareholders. Total return and yield are computed separately for Class A, Class B and Class C shares. The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. This calculation assumes a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period in the case of Class B shares. In the case of Class A shares, the calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period. The performance information shown below for the period ended December 31, 2001 provides performance figures for both Class A, Class B and Class C shares of the Funds, except in the case of the Equity Index Fund which offers only one class of shares, Class A shares. Because the U.S. Large Cap Equity Fund commenced operations on January 2, 2002, there are no historical performance figures for this Fund.


         In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.


         Quotations of each Fund's average annual total return will be calculated according to the following SEC formulas:



         AVERAGE ANNUAL TOTAL RETURN. The "average annual total return" figure for a Fund shows the average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of a Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent 1-, 5- and 10-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Quotations of average annual total return for a Fund are expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods calculated pursuant to the following formula:



         P(1+T)(n) = ERV

         Where:

         P   = a hypothetical initial payment of $1,000.
         T   = average annual total return.
         n   = number of years
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, and 10-year periods at the end of the 1-,5- and 10-year periods (or fractional portion).

         The average annual total returns of the Class A shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 2001 and the period from inception to December 31, 2001 were as follows:*




                                                                          AVERAGE
                                       YEAR     FIVE YEARS   TEN YEARS    ANNUAL
                                       ENDED       ENDED       ENDED       TOTAL     INCEPTION
               FUND                  12/31/01    12/31/01    12/31/01    RETURN(a)     DATE
----------------------------------   --------   ----------   ---------   ---------   ---------
Blue Chip Growth Fund                 (27.96)       N/A          N/A       1.93 %       6/1/98
Capital Appreciation Fund (b)         (28.04)      6.65        10.77      12.04 %       5/1/86
Convertible Fund (b)                   (9.28)      7.99        10.96       9.65 %       5/1/86
Equity Income Fund                     (0.88)       N/A          N/A      13.67 %       6/1/98
Equity Index Fund                     (15.27)      9.16        11.58      12.95 %     12/20/90
Global High Yield Fund                  8.48        N/A          N/A       4.51 %       6/1/98
Government Fund (b)                     1.55       5.53         5.19       6.37 %       5/1/86
Growth Opportunities Fund             (22.30)       N/A          N/A       4.29 %       6/1/98
High Yield Corporate Bond Fund (b)     (2.12)      2.95         9.29       8.24 %       5/1/86
International Bond Fund (b)            (3.40)     (0.98)         N/A       3.54 %      9/13/94
International Equity Fund (b)         (20.33)      0.08          N/A       1.73 %      9/13/94
MAP Equity Fund (c)                    (3.51)       N/A          N/A       7.73 %       6/9/99
Mid Cap Growth Fund                   (22.04)       N/A          N/A     (22.04)%       1/2/01
Research Value Fund                   (11.30)       N/A          N/A       6.23 %       6/1/98
Select 20 Equity Fund                 (19.20)       N/A          N/A     (19.20)%       1/2/01
Small Cap Growth Fund                 (23.23)       N/A          N/A       8.41 %       6/1/98
Small Cap Value Fund                    9.08        N/A          N/A       8.92 %       6/1/98
Strategic Income Fund                   1.82        N/A          N/A       2.93 %      2/28/97
Strategic Value Fund                   (4.74)       N/A          N/A       4.40 %     10/22/97
Tax Free Bond Fund (b)                 (0.64)      3.53         4.77       5.47 %       5/1/86
Total Return Fund (b)                 (16.77)      6.80         8.51      10.48 %     12/29/87
U.S. Large Cap Equity Fund               N/A        N/A          N/A        N/A         1/2/02
Value Fund (b)                         (7.14)      4.90        10.43       9.99 %       5/1/86



*    Assumes the deduction of the maximum applicable initial sales charge.
(a)  From inception to December 31, 2001.
(b) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's
     Class B shares for the period from inception through December 31, 1994.
     Performance data for the two classes after this date vary based on differences in their expense structures.
(c) Class A shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year:
     2.36%, 5 years: 15.31%, 10 years: 15.27%. Class I shares have lower ongoing expenses than Class A shares. This information also reflects a 4.75% initial sales load, instead of the 5.5% sales load applicable to Class A shares. Performance figures for the Class I shares reflect the performance of the Fund's predecessor entities as described in the Prospectuses.
     Performance data for the two classes after June 9, 1999 vary based on differences in their expense structures.

         The average annual total returns of the Class B shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 2001, and the period from inception to December 31, 2001 were as follows:*



                                                                          AVERAGE
                                       YEAR     FIVE YEARS   TEN YEARS    ANNUAL
                                       ENDED       ENDED       ENDED       TOTAL     INCEPTION
               FUND                  12/31/01    12/31/01    12/31/01    RETURN(a)     DATE
----------------------------------   --------   ----------   ---------   ---------   ---------
Blue Chip Growth Fund                 (28.20)        N/A         N/A       2.28 %       6/1/98
Capital Appreciation Fund             (28.22)       6.76       10.88      12.11 %       5/1/86
Convertible Fund                       (9.41)       8.20       11.06       9.72 %       5/1/86
Equity Income Fund                     (0.83)        N/A         N/A      14.22 %       6/1/98
Global High Yield Fund                  7.69         N/A         N/A       4.56 %       6/1/98
Government Fund                         0.54        5.45        5.17       6.35 %       5/1/86
Growth Opportunities Fund             (22.49)        N/A         N/A       4.65 %       6/1/98
High Yield Corporate Bond Fund         (2.84)       2.92        9.27       8.23 %       5/1/86
International Bond Fund                (4.25)      (1.07)        N/A       3.50 %      9/13/94
International Equity Fund             (20.49)       0.20         N/A       1.82 %      9/13/94
MAP Equity Fund (b)                    (3.71)        N/A         N/A       8.29 %       6/9/99
Mid Cap Growth Fund                   (22.29)        N/A         N/A     (22.29)%       1/2/01
Research Value Fund                   (11.45)        N/A         N/A       6.65 %       6/1/98
Select 20 Equity Fund                 (19.35)        N/A         N/A     (19.35)%       1/2/01
Small Cap Growth Fund                 (23.38)        N/A         N/A       8.83 %       6/1/98
Small Cap Value Fund                    9.57         N/A         N/A       9.41 %       6/1/98
Strategic Income Fund                   0.88         N/A         N/A       2.83 %      2/28/97
Strategic Value Fund                   (4.86)        N/A         N/A       4.59 %     10/22/97
Tax Free Bond Fund                     (1.18)       3.90        5.09       5.67 %       5/1/86
Total Return Fund                     (16.88)       6.99        8.64      10.58 %     12/29/87
U.S. Large Cap Equity Fund               N/A         N/A         N/A        N/A         1/2/02
Value Fund                             (7.29)       5.06       10.55      10.06 %       5/1/86



* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge.
(a)  From inception to December 31, 2001.
(b) Class B shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year:
     2.36%, 5 years: 15.31%, 10 years: 15.27%. Class I shares have lower ongoing expenses than class A shares. This information also reflects a 4.75% initial sales load, instead of the contingent sales load applicable to Class B shares. Performance figures for the Class I shares reflect the performance of the Fund's predecessor entities as described in the Prospectuses. Performance data for the two classes after June 9, 1999 vary based on differences in their expense structures.

         The average annual total returns of the Class C shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 2001, and the period from inception to December 31, 2001 were as follows:*






                                                                          AVERAGE
                                       YEAR     FIVE YEARS   TEN YEARS    ANNUAL
                                       ENDED       ENDED       ENDED       TOTAL     INCEPTION
               FUND                  12/31/01    12/31/01    12/31/01    RETURN(a)     DATE
----------------------------------   --------   ----------   ---------   ---------   ---------
Blue Chip Growth Fund                 (25.17)       N/A          N/A       2.80 %       6/1/98
Capital Appreciation Fund             (25.21)      7.08        10.88      12.11 %       5/1/86
Convertible Fund                       (5.69)      8.45        11.06       9.72 %       5/1/86
Equity Income Fund                      3.17        N/A          N/A      14.62 %       6/1/98
Global High Yield Fund                 11.69        N/A          N/A       4.99 %       6/1/98
Government Fund                         4.54       5.77         5.17       6.35 %       5/1/86
Growth Opportunities Fund             (19.22)       N/A          N/A       5.14 %       6/1/98
High Yield Corporate Bond Fund          0.81       3.16         9.27       8.23 %       5/1/86
International Bond Fund                (0.47)     (0.78)         N/A       3.50 %      9/13/94
International Equity Fund             (17.27)      0.51          N/A       1.80 %      9/13/94
MAP Equity Fund (b)                     0.29        N/A          N/A       9.32 %       6/9/99
Mid Cap Growth Fund                   (19.02)       N/A          N/A     (19.02)%       1/2/01
Research Value Fund                    (7.76)       N/A          N/A       7.12 %       6/1/98
Select 20 Equity Fund                 (15.95)       N/A          N/A     (15.95)%       1/2/01
Small Cap Growth Fund                 (20.15)       N/A          N/A       9.27 %       6/1/98
Small Cap Value Fund                   13.57        N/A          N/A       9.85 %       6/1/98
Strategic Income Fund                   4.80        N/A          N/A       3.13 %      2/28/97
Strategic Value Fund                   (1.03)       N/A          N/A       5.00 %     10/22/97
Tax Free Bond Fund                      2.79       4.24         5.09       5.67 %       5/1/86
Total Return Fund                     (13.46)      7.28         8.64      10.58 %     12/29/87
U.S. Large Cap Equity Fund               N/A        N/A          N/A        N/A         1/2/02
Value Fund                             (3.41)      5.36        10.55      10.06 %       5/1/86




* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge. Performance figures for the Funds' Class C shares (for all Funds except MAP Equity
     Fund), first offered to the public on September 1, 1998, include the historical performance of the Funds' Class B shares for the period from inception through August 31, 1998 Performance data for the two classes after this date vary based on differences in their expense structures.
(a)  From inception to December 31, 2001.
(b) Class C shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year:
     2.36%, 5 years: 15.31%, 10 years: 15.27%. Class I shares have lower ongoing expenses than Class A shares. This information reflects a 4.75% initial sales load, instead of the contingent deferred sales load applicable to Class C shares. Performance figures for the Class I shares reflect the performance of the Fund's predecessor entities as described in the Prospectuses. Performance data for the two classes after June 9, 1999 vary based on differences in their expense structures.

         The average annual total returns of the Class A shares of the Funds for the 1-year and as applicable, 5-year and 10-year periods ended December 31, 2001, and the period from inception to December 31, 2001, without deducting the applicable initial sales charge were as follows:




                                                                          AVERAGE
                                       YEAR     FIVE YEARS   TEN YEARS    ANNUAL
                                       ENDED       ENDED       ENDED       TOTAL     INCEPTION
               FUND                  12/31/01    12/31/01    12/31/01    RETURN(a)     DATE
----------------------------------   --------   ----------   ---------   ---------   ---------
Blue Chip Growth Fund                 (23.77)         N/A          N/A      3.55 %      6/1/98
Capital Appreciation Fund (b)         (23.85)        7.86        11.40     12.45 %      5/1/86
Convertible Fund (b)                   (4.01)        9.22        11.59     10.05 %      5/1/86
Equity Income Fund                      4.88          N/A          N/A     15.47 %      6/1/98
Equity Index Fund                     (12.65)        9.83        11.92     13.26 %    12/20/90
Global High Yield Fund                 13.59          N/A          N/A      5.86 %      6/1/98
Government Fund (b)                     6.33         6.51         5.67      6.68 %      5/1/86
Growth Opportunities Fund             (17.77)         N/A          N/A      5.95 %      6/1/98
High Yield Corporate Bond Fund (b)      2.49         3.91         9.79      8.55 %      5/1/86
International Bond Fund (b)             1.15        (0.06)         N/A      4.20 %     9/13/94
International Equity Fund (b)         (15.70)        1.22          N/A      2.52 %     9/13/94
MAP Equity Fund (c)                     2.11          N/A          N/A     10.13 %      6/9/99
Mid Cap Growth Fund                   (17.50)         N/A          N/A    (17.50)%      1/2/01
Research Value Fund                    (6.14)         N/A          N/A      7.92 %      6/1/98
Select 20 Equity Fund                 (14.50)         N/A          N/A    (14.50)%      1/2/01
Small Cap Growth Fund                 (18.76)         N/A          N/A     10.13 %      6/1/98
Small Cap Value Fund                   15.43          N/A          N/A     10.65 %      6/1/98
Strategic Income Fund                   6.62          N/A          N/A      3.91 %     2/28/97
Strategic Value Fund                    0.81          N/A          N/A      5.82 %    10/22/97
Tax Free Bond Fund (b)                  4.04         4.49         5.26      5.78 %      5/1/86
Total Return Fund (b)                 (11.92)        8.02         9.12     10.93 %    12/29/87
U.S. Large Cap Equity Fund               N/A          N/A          N/A       N/A        1/2/02
Value Fund (b)                         (1.74)        6.09        11.06     10.38 %      5/1/86



(a)  From inception to December 31, 2001.
(b) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's
     Class B shares for the period from inception through December 31, 1994.
     Performance data for the two classes after this date vary based on differences in their expense structures.
(c) Class A shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year:
     2.36%, 5 years: 16.44%, 10 years: 15.84%. Class I shares have lower ongoing expenses than Class A shares. Performance figures for the Class I shares reflect the performance of the Fund's predecessor entities as described in the Prospectuses. Performance data for the two classes after June 9, 1999 vary based on differences in their expense structures.

         The average annual total returns of the Class B shares of the Funds for the 1-year and as applicable, 5-year and 10-year periods ended December 31, 2001, and the period from inception to December 31, 2001, without deducting the applicable contingent deferred sales charge were as follows:





                                                                          AVERAGE
                                       YEAR     FIVE YEARS   TEN YEARS    ANNUAL
                                       ENDED       ENDED       ENDED       TOTAL     INCEPTION
               FUND                  12/31/01    12/31/01    12/31/01    RETURN(a)     DATE
----------------------------------   --------   ----------   ---------   ---------   ---------
Blue Chip Growth Fund                 (24.42)        N/A         N/A       2.80 %       6/1/98
Capital Appreciation Fund             (24.47)       7.07       10.88      12.11 %       5/1/86
Convertible Fund                       (4.76)       8.45       11.06       9.72 %       5/1/86
Equity Income Fund                      4.17         N/A         N/A      14.62 %       6/1/98
Global High Yield Fund                 12.69         N/A         N/A       4.99 %       6/1/98
Government Fund                         5.54        5.77        5.17       6.35 %       5/1/86
Growth Opportunities Fund             (18.41)        N/A         N/A       5.14 %       6/1/98
High Yield Corporate Bond Fund          1.72        3.16        9.27       8.23 %       5/1/86
International Bond Fund                 0.48       (0.78)        N/A       3.50 %      9/13/94
International Equity Fund             (16.34)       0.53         N/A       1.82 %      9/13/94
MAP Equity Fund (b)                     1.29         N/A         N/A       9.32 %       6/9/99
Mid Cap Growth Fund                   (18.20)        N/A         N/A     (18.20)%       1/2/01
Research Value Fund                    (6.84)        N/A         N/A       7.12 %       6/1/98
Select 20 Equity Fund                 (15.10)        N/A         N/A     (15.10)%       1/2/01
Small Cap Growth Fund                 (19.34)        N/A         N/A       9.27 %       6/1/98
Small Cap Value Fund                   14.57         N/A         N/A       9.85 %       6/1/98
Strategic Income Fund                   5.78         N/A         N/A       3.13 %      2/28/97
Strategic Value Fund                   (0.07)        N/A         N/A       5.00 %     10/22/97
Tax Free Bond Fund                      3.79        4.24        5.09       5.67 %       5/1/86
Total Return Fund                     (12.61)       7.28        8.64      10.58 %     12/29/87
U.S. Large Cap Equity Fund               N/A         N/A         N/A        N/A         1/2/02
Value Fund                             (2.45)       5.36       10.55      10.06 %       5/1/86



(a)  From inception to December 31, 2001.
(b) Class B shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year:
     2.36%, 5 years: 16.44%, 10 years: 15.84%. Class I shares have lower ongoing expenses than Class A shares. Performance figures for the Class I shares reflect the performance of the Fund's predecessor entities as described in the Prospectuses. Performance data for the two classes after June 9, 1999 vary based on differences in their expense structures.

         The average annual total returns of the Class C shares of the Funds for the 1-year and as applicable, 5-year and 10-year periods ended December 31, 2001, and the period from inception to December 31, 2001, without deducting the applicable contingent deferred sales charge were as follows*:




                                                                          AVERAGE
                                       YEAR     FIVE YEARS   TEN YEARS    ANNUAL
                                       ENDED       ENDED       ENDED       TOTAL     INCEPTION
               FUND                  12/31/01    12/31/01    12/31/01    RETURN(a)     DATE
----------------------------------   --------   ----------   ---------   ---------   ---------
Blue Chip Growth Fund                 (24.42)        N/A         N/A       2.80 %       6/1/98
Capital Appreciation Fund             (24.46)       7.08       10.88      12.11 %       5/1/86
Convertible Fund                       (4.76)       8.45       11.06       9.72 %       5/1/86
Equity Income Fund                      4.17         N/A         N/A      14.62 %       6/1/98
Global High Yield Fund                 12.69         N/A         N/A       4.99 %       6/1/98
Government Fund                         5.54        5.77        5.17       6.35 %       5/1/86
Growth Opportunities Fund             (18.41)        N/A         N/A       5.14 %       6/1/98
High Yield Corporate Bond Fund          1.72        3.16        9.27       8.23 %       5/1/86
International Bond Fund                 0.48       (0.78)        N/A       3.50 %      9/13/94
International Equity Fund             (16.44)       0.51         N/A       1.80 %      9/13/94
MAP Equity Fund (b)                     1.29         N/A         N/A       9.32 %       6/9/99
Mid Cap Growth Fund                   (18.20)        N/A         N/A     (18.20)%       1/2/01
Research Value Fund                    (6.84)        N/A         N/A       7.12 %       6/1/98
Select 20 Equity Fund                 (15.10)        N/A         N/A     (15.10)%       1/2/01
Small Cap Growth Fund                 (19.34)        N/A         N/A       9.27 %       6/1/98
Small Cap Value Fund                   14.57         N/A         N/A       9.85 %       6/1/98
Strategic Income Fund                   5.78         N/A         N/A       3.13 %      2/28/97
Strategic Value Fund                   (0.07)        N/A         N/A       5.00 %     10/22/97
Tax Free Bond Fund                      3.79        4.24        5.09       5.67 %       5/1/86
Total Return Fund                     (12.61)       7.28        8.64      10.58 %     12/29/87
U.S. Large Cap Equity Fund               N/A         N/A         N/A        N/A         1/2/02
Value Fund                             (2.45)       5.36       10.55      10.06 %       5/1/86



*    Performance figures for the Funds' Class C shares (for all Funds except MAP
     Equity Fund), first offered to the public on September 1, 1998, include the historical performance of the Funds' Class B shares for the period from inception through August 31, 1998. Performance data for the two classes after this date vary based on differences in their expense structures.
(a)  From inception to December 31, 2001.
(b) Class B shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year:
     2.36%, 5 years: 16.44%, 10 years: 15.84%. Class I shares have lower ongoing expenses than Class A shares. Performance figures for the Class I shares reflect the performance of the Fund's predecessor entities as described in the Prospectuses. Performance data for the two classes after June 9, 1999 vary based on differences in their expense structures.

         AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). Quotations of average annual total return (after taxes on distributions) are expressed in terms of the average annual compounded rates of return over the 1-year, and, as applicable, 5-year and 10-year periods ended December 31, 2001, and the period from inception to December 31, 2001, that would equate the initial $1,000 investment according to the following formula:

         P(1+T)n = ATVD

         Where:

         P = a hypothetical initial payment of $1,000.
         T = average annual total return (after taxes on distributions).
         n = number of years.
         ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

         The average annual total returns (after taxes on distributions) of the Class A shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 2001, and the period from inception to December 31, 2001, were as follows:*



                                                                                     AVERAGE
                                          YEAR       FIVE YEARS       TEN YEARS      ANNUAL
                                          ENDED         ENDED           ENDED         TOTAL         INCEPTION
            FUND                        12/31/01      12/31/01        12/31/01      RETURN(a)          DATE
--------------------------------        --------     ----------       ---------     ---------       ---------
Blue Chip Growth Fund                    (27.96)         N/A              N/A         1.76 %           6/1/98
Capital Appreciation Fund (b)            (28.14)        5.40             9.93        10.93 %           5/1/86
Convertible Fund (b)                     (10.39)        3.31             6.67         6.34 %           5/1/86
Equity Income Fund                        (1.50)         N/A              N/A        11.25 %           6/1/98
Equity Index Fund                        (15.95)        8.41            10.55        12.01 %         12/20/90
Global High Yield Fund                     4.30          N/A              N/A         0.67 %           6/1/98
Government Fund (b)                       (0.32)        3.18             2.61         3.49 %           5/1/86
Growth Opportunities Fund                (22.30)         N/A              N/A         4.19 %           6/1/98
High Yield Corporate Bond Fund (b)        (6.22)       (1.56)            4.72         3.74 %           5/1/86
International Bond Fund (b)               (3.40)       (3.17)             N/A         0.82 %          9/13/94
International Equity Fund (b)            (20.59)       (1.01)             N/A         0.58 %          9/13/94
MAP Equity Fund (c)                       (3.64)         N/A              N/A         6.04 %           6/9/99
Mid Cap Growth Fund                      (22.04)         N/A              N/A       (22.04)%           1/2/01
Research Value Fund                      (11.61)         N/A              N/A         5.22 %           6/1/98
Select 20 Equity Fund                    (19.20)         N/A              N/A       (19.20)%           1/2/01
Small Cap Growth Fund                    (23.23)         N/A              N/A         8.21 %           6/1/98
Small Cap Value Fund                       8.61          N/A              N/A         7.92 %           6/1/98
Strategic Income Fund                     (1.00)         N/A              N/A        (0.14)%          2/28/97
Strategic Value Fund                      (6.19)         N/A              N/A         2.50 %         10/22/97
Tax Free Bond Fund (b)                    (0.64)        3.51             4.65         5.39 %           5/1/86
Total Return Fund (b)                    (17.58)        4.61             6.79         8.77 %         12/29/87
U.S. Large Cap Equity Fund                  N/A          N/A              N/A          N/A             1/2/02
Value Fund (b)                            (7.59)        2.87             8.27         8.14 %           5/1/86



*     Assumes the deduction of the maximum applicable initial sales charge.
(a)   From inception to December 31, 2001.
(b) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.
(c) Class A shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year:
      (2.69)%, 5 years: 12.68%, 10 years: 11.53%. Class I shares have lower ongoing expenses than Class A shares. This information also reflects a 4.75% initial sales load, instead of the 5.5% sales load applicable to Class A shares. Performance figures for the Class I shares reflect the performance of the Fund's predecessor entities as described in the Prospectuses. Performance data for the two classes after June 9, 1999 vary based on differences in their expense structures.

         The average annual total returns (after taxes on distributions) of the Class B shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 2001, and the period from inception to December 31, 2001, were as follows:*

                                                                              AVERAGE
                                     YEAR       FIVE YEARS     TEN YEARS      ANNUAL
                                     ENDED         ENDED         ENDED         TOTAL        INCEPTION
        FUND                       12/31/01      12/31/01      12/31/01      RETURN(a)        DATE
-----------------------------      --------      --------      --------      ---------      ---------
Blue Chip Growth Fund                (28.20)         N/A            N/A         2.10 %         6/1/98
Capital Appreciation Fund            (28.33)        5.45          10.01        10.98 %         5/1/86
Convertible Fund                     (10.28)        3.76           6.96         6.53 %         5/1/86
Equity Income Fund                    (1.22)         N/A            N/A        12.04 %         6/1/98
Global High Yield Fund                 3.64          N/A            N/A         0.94 %         6/1/98
Government Fund                       (1.13)        3.35           2.78         3.60 %         5/1/86
Growth Opportunities Fund            (22.49)         N/A            N/A         4.55 %         6/1/98
High Yield Corporate Bond Fund        (6.83)       (1.37)          4.89         3.84 %         5/1/86
International Bond Fund               (4.17)       (3.08)           N/A         1.02 %        9/13/94
International Equity Fund            (20.50)       (0.77)           N/A         0.81 %        9/13/94
MAP Equity Fund (b)                   (3.81)         N/A            N/A         6.56 %         6/9/99
Mid Cap Growth Fund                  (22.29)         N/A            N/A       (22.29)%         1/2/01
Research Value Fund                  (11.78)         N/A            N/A         5.60 %         6/1/98
Select 20 Equity Fund                (19.35)         N/A            N/A       (19.35)%         1/2/01
Small Cap Growth Fund                (23.38)         N/A            N/A         8.62 %         6/1/98
Small Cap Value Fund                   9.06          N/A            N/A         8.37 %         6/1/98
Strategic Income Fund                 (1.83)         N/A            N/A        (0.01)%        2/28/97
Strategic Value Fund                  (6.09)         N/A            N/A         2.96 %       10/22/97
Tax Free Bond Fund                    (1.18)        3.89           4.97         5.59 %         5/1/86
Total Return Fund                    (17.47)        5.06           7.11         9.00 %       12/29/87
U.S. Large Cap Equity Fund              N/A          N/A            N/A          N/A           1/2/02
Value Fund                            (7.46)        3.30           8.58         8.34 %         5/1/86

* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge.
(a)   From inception to December 31, 2001.
(b) Class B shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year:
      (2.69)%, 5 years: 12.68%, 10 years: 11.53%. Class I shares have lower ongoing expenses than class A shares. This information also reflects a 4.75% initial sales load, instead of the contingent sales load applicable to Class B shares. Performance figures for the Class I shares reflect the performance of the Fund's predecessor entities as described in the Prospectuses. Performance data for the two classes after June 9, 1999 vary based on differences in their expense structures.

         The average annual total returns (after taxes on distribution) of the Class C shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 2001, and the period from inception to December 31, 2001, were as follows:*

                                                                                 AVERAGE
                                      YEAR       FIVE YEARS      TEN YEARS       ANNUAL
                                      ENDED         ENDED          ENDED          TOTAL        INCEPTION
         FUND                       12/31/01      12/31/01       12/31/01       RETURN(a)         DATE
------------------------------      --------     ---------       --------       ---------      ---------
Blue Chip Growth Fund                (25.17)         N/A            N/A            2.63 %         6/1/98
Capital Appreciation Fund            (25.33)        5.78          10.02           10.98 %         5/1/86
Convertible Fund                      (6.56)        4.05           6.96            6.53 %         5/1/86
Equity Income Fund                     2.78          N/A            N/A           12.45 %         6/1/98
Global High Yield Fund                 7.64          N/A            N/A            1.41 %         6/1/98
Government Fund                        2.87         3.70           2.78            3.60 %         5/1/86
Growth Opportunities Fund            (19.22)         N/A            N/A            5.04 %         6/1/98
High Yield Corporate Bond Fund        (3.19)       (1.09)          4.89            3.84 %         5/1/86
International Bond Fund               (0.38)       (2.77)           N/A            1.02 %        9/13/94
International Equity Fund            (17.27)       (0.44)           N/A            0.79 %        9/13/94
MAP Equity Fund (b)                    0.19          N/A            N/A            7.48 %         6/9/99
Mid Cap Growth Fund                  (19.02)         N/A            N/A          (19.02)%         1/2/01
Research Value Fund                   (8.09)         N/A            N/A            6.08 %         6/1/98
Select 20 Equity Fund                (15.95)         N/A            N/A          (15.95)%         1/2/01
Small Cap Growth Fund                (20.15)         N/A            N/A            9.07 %         6/1/98
Small Cap Value Fund                  13.06          N/A            N/A            8.82 %         6/1/98
Strategic Income Fund                  2.10          N/A            N/A            0.33 %        2/28/97
Strategic Value Fund                  (2.26)         N/A            N/A            3.39 %       10/22/97
Tax Free Bond Fund                     2.79         4.22           4.97            5.59 %         5/1/86
Total Return Fund                    (14.05)        5.37           7.11            9.00 %       12/29/87
U.S. Large Cap Equity Fund              N/A          N/A            N/A             N/A           1/2/02
Value Fund                            (3.59)        3.61           8.58            8.34 %         5/1/86

* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge. Performance figures for the Funds' Class C shares (for all Funds except MAP Equity
      Fund), first offered to the public on September 1, 1998, include the historical performance of the Funds' Class B shares for the period from inception through August 31, 1998 Performance data for the two classes after this date vary based on differences in their expense structures.
(a)   From inception to December 31, 2001.
(b) Class C shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year:
      (2.69)%, 5 years: 12.68%, 10 years: 11.53%. Class I shares have lower ongoing expenses than Class A shares. This information reflects a 4.75% initial sales load, instead of the contingent deferred sales load applicable to Class C shares. Performance figures for the Class I shares reflect the performance of the Fund's predecessor entities as described in the Prospectuses. Performance data for the two classes after June 9, 1999 vary based on differences in their expense structures.

         AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION). Quotations of average annual total return (after taxes on distributions and redemption) are expressed in terms of the average annual compounded rates of return over the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 2001, and the period from inception to December 31, 2001, that would equate the initial $1,000 investment according to the following formula:

         P(1 + T)n = ATVDR

         Where:


         P = a hypothetical initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemption).
         n = number of years.
         ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.


         The average annual total returns (after taxes on distributions and redemption) of the Class A shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 2001, and the period from inception to December 31, 2001, were as follows:*



                                                                                     AVERAGE
                                           YEAR       FIVE YEARS      TEN YEARS      ANNUAL
                                           ENDED         ENDED          ENDED         TOTAL          INCEPTION
          FUND                           12/31/01      12/31/01       12/31/01      RETURN(a)           DATE
------------------------------------     --------      --------       --------      ---------           ----
Blue Chip Growth Fund                     (17.03)         N/A              N/A         1.60 %           6/1/98
Capital Appreciation Fund (b)             (16.98)        5.68             9.27        10.29 %           5/1/86
Convertible Fund (b)                       (5.67)        4.19             6.84         6.34 %           5/1/86
Equity Income Fund                         (0.29)         N/A              N/A        10.00 %           6/1/98
Equity Index Fund                          (8.83)        7.41             9.45        10.82 %         12/20/90
Global High Yield Fund                      4.98          N/A              N/A         1.53 %           6/1/98
Government Fund (b)                         1.17         3.25             2.82         3.68 %           5/1/86
Growth Opportunities Fund                 (13.58)         N/A              N/A         3.47 %           6/1/98
High Yield Corporate Bond Fund (b)         (1.01)        0.26             5.34         4.39 %           5/1/86
International Bond Fund (b)                 0.32        (1.52)             N/A         1.74 %          9/13/94
International Equity Fund (b)             (12.16)       (0.17)             N/A         1.03 %          9/13/94
MAP Equity Fund (c)                        (2.05)         N/A              N/A         5.76 %           6/9/99
Mid Cap Growth Fund                       (13.42)         N/A              N/A       (13.42)%           1/2/01
Research Value Fund                        (6.85)         N/A              N/A         4.71 %           6/1/98
Select 20 Equity Fund                     (11.69)         N/A              N/A       (11.69)%           1/2/01
Small Cap Growth Fund                     (14.15)         N/A              N/A         6.77 %           6/1/98
Small Cap Value Fund                        5.72          N/A              N/A         6.86 %           6/1/98
Strategic Income Fund                       1.46          N/A              N/A         0.84 %          2/28/97
Strategic Value Fund                       (2.54)         N/A              N/A         2.71 %         10/22/97
Tax Free Bond Fund (b)                      1.37         3.76             4.78         5.45 %           5/1/86
Total Return Fund (b)                     (10.06)        5.21             6.63         8.40 %         12/29/87
U.S. Large Cap Equity Fund                   N/A          N/A              N/A          N/A             1/2/02
Value Fund (b)                             (4.28)        3.37             7.90         7.76 %           5/1/86



*     Assumes the deduction of the maximum applicable initial sales charge.
(a)   From inception to December 31, 2001.
(b) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.
(c) Class A shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year:
      (1.43)%, 5 years: 11.78%, 10 years: 10.99%. Class I shares have lower ongoing expenses than Class A shares. This information also reflects a 4.75% initial sales load, instead of the 5.5% sales load applicable to Class A shares. Performance figures for the Class I shares reflect the performance of the Fund's predecessor entities as described in the Prospectuses. Performance data for the two classes after June 9, 1999 vary based on differences in their expense structures.

         The average annual total returns (after taxes on distributions and redemption) of the Class B shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 2001, and the period from inception to December 31, 2001, were as follows:*




                                                                               AVERAGE
                                      YEAR      FIVE YEARS      TEN YEARS      ANNUAL
                                      ENDED        ENDED          ENDED         TOTAL          INCEPTION
        FUND                        12/31/01     12/31/01       12/31/01      RETURN(a)           DATE
------------------------------      --------     --------       --------      ---------           ----
Blue Chip Growth Fund                (17.17)         N/A             N/A         1.88 %           6/1/98
Capital Appreciation Fund            (17.08)        5.81            9.38        10.37 %           5/1/86
Convertible Fund                      (5.74)        4.52            7.07         6.49 %           5/1/86
Equity Income Fund                    (0.23)         N/A             N/A        10.61 %           6/1/98
Global High Yield Fund                 4.52          N/A             N/A         1.70 %           6/1/98
Government Fund                        0.54         3.33            2.93         3.76 %           5/1/86
Growth Opportunities Fund            (13.70)         N/A             N/A         3.77 %           6/1/98
High Yield Corporate Bond Fund        (1.45)        0.36            5.46         4.47 %           5/1/86
International Bond Fund               (0.16)       (1.50)            N/A         1.84 %          9/13/94
International Equity Fund            (12.23)        0.00             N/A         1.19 %          9/13/94
MAP Equity Fund (b)                   (2.16)         N/A             N/A         6.22 %           6/9/99
Mid Cap Growth Fund                  (13.57)         N/A             N/A       (13.57)%           1/2/01
Research Value Fund                   (6.93)         N/A             N/A         5.05 %           6/1/98
Select 20 Equity Fund                (11.78)         N/A             N/A       (11.78)%           1/2/01
Small Cap Growth Fund                (14.24)         N/A             N/A         7.12 %           6/1/98
Small Cap Value Fund                   6.03          N/A             N/A         7.25 %           6/1/98
Strategic Income Fund                  0.88          N/A             N/A         0.89 %          2/28/97
Strategic Value Fund                  (2.59)         N/A             N/A         3.01 %         10/22/97
Tax Free Bond Fund                     1.02         4.05            5.04         5.63 %           5/1/86
Total Return Fund                    (10.12)        5.53            6.87         8.59 %         12/29/87
U.S. Large Cap Equity Fund              N/A          N/A             N/A          N/A             1/2/02
Value Fund                            (4.36)        3.67            8.14         7.92 %           5/1/86



* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge.
(a)   From inception to December 31, 2001.
(b) Class B shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year:
      (1.43)%, 5 years: 11.78%, 10 years: 10.99%. Class I shares have lower ongoing expenses than class A shares. This information also reflects a 4.75% initial sales load, instead of the contingent sales load applicable to Class B shares. Performance figures for the Class I shares reflect the performance of the Fund's predecessor entities as described in the Prospectuses. Performance data for the two classes after June 9, 1999 vary based on differences in their expense structures.

         The average annual total returns (after taxes on distributions and redemption) of the Class C shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 2001, and the period from inception to December 31, 2001, were as follows:*




                                                                                 AVERAGE
                                        YEAR       FIVE YEARS     TEN YEARS      ANNUAL
                                        ENDED         ENDED         ENDED         TOTAL          INCEPTION
        FUND                          12/31/01      12/31/01      12/31/01      RETURN(a)           DATE
-----------------------------         --------      --------      --------      ---------           ----
Blue Chip Growth Fund                  (15.33)          N/A            N/A         2.30 %           6/1/98
Capital Appreciation Fund              (15.25)         6.07           9.38        10.38 %           5/1/86
Convertible Fund                        (3.47)         4.74           7.07         6.49 %           5/1/86
Equity Income Fund                       2.20           N/A            N/A        10.95 %           6/1/98
Global High Yield Fund                   6.95           N/A            N/A         2.07 %           6/1/98
Government Fund                          2.98          3.61           2.93         3.76 %           5/1/86
Growth Opportunities Fund              (11.71)          N/A            N/A         4.17 %           6/1/98
High Yield Corporate Bond Fund           0.77          0.57           5.46         4.47 %           5/1/86
International Bond Fund                  2.14         (1.26)           N/A         1.84 %          9/13/94
International Equity Fund              (10.27)         0.25            N/A         1.18 %          9/13/94
MAP Equity Fund (b)                      0.28           N/A            N/A         6.94 %           6/9/99
Mid Cap Growth Fund                    (11.58)          N/A            N/A       (11.58)%           1/2/01
Research Value Fund                     (4.69)          N/A            N/A         5.44 %           6/1/98
Select 20 Equity Fund                   (9.71)          N/A            N/A        (9.71)%           1/2/01
Small Cap Growth Fund                  (12.27)          N/A            N/A         7.49 %           6/1/98
Small Cap Value Fund                     8.47           N/A            N/A         7.62 %           6/1/98
Strategic Income Fund                    3.27           N/A            N/A         1.15 %          2/28/97
Strategic Value Fund                    (0.26)          N/A            N/A         3.36 %         10/22/97
Tax Free Bond Fund                       3.44          4.31           5.04         5.63 %           5/1/86
Total Return Fund                       (8.04)         5.78           6.87         8.59 %         12/29/87
U.S. Large Cap Equity Fund                N/A           N/A            N/A          N/A             1/2/02
Value Fund                              (2.00)         3.92           8.14         7.92 %           5/1/86



* Assumes a complete redemption at the end of the period and the deduction of the maximum applicable contingent deferred sales charge. Performance figures for the Funds' Class C shares (for all Funds except MAP Equity
      Fund), first offered to the public on September 1, 1998, include the historical performance of the Funds' Class B shares for the period from inception through August 31, 1998 Performance data for the two classes after this date vary based on differences in their expense structures.
(a)   From inception to December 31, 2001.
(b) Class C shares of the Fund have been offered since June 9, 1999. Total return information for the Fund's Class I shares is as follows: 1 year:
      (1.43)%, 5 years: 11.78%, 10 years: 10.99%. Class I shares have lower ongoing expenses than Class A shares. This information reflects a 4.75% initial sales load, instead of the contingent deferred sales load applicable to Class C shares. Performance figures for the Class I shares reflect the performance of the Fund's predecessor entities as described in the Prospectuses. Performance data for the two classes after June 9, 1999 vary based on differences in their expense structures.



         The performance data quoted represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         The yield of each Fund, except the Money Market Fund, is computed by dividing its net investment income (determined in accordance with the following SEC formula) earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semiannual) basis and then they are annualized. Yield will be calculated using the following SEC formula:

         Yield = 2[((a-b)/cd + 1) to the power of 6 -1]

         where:
         a = interest earned during the period
         b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
         d = the maximum offering price per share on the last day of the period

         This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "Redemptions and Repurchases" in the Prospectuses.

         For the 30-day period ended December 31, 2001, the yield of each of the following Funds was:



                                                       30-DAY PERIOD ENDED
                                                        DECEMBER 31, 2001

           FUND                         CLASS A            CLASS B              CLASS C
--------------------------------        -------            -------              -------
Global High Yield Fund                    8.31               7.94                 7.93
Government Fund                           3.36               2.78                 2.77
High Yield Corporate Bond Fund            8.71               8.37                 8.37
International Bond Fund                   3.48               2.90                 2.94
Tax Free Bond Fund                        4.28               4.22                 4.24
Strategic Income Fund                     6.13               5.69                 5.72



         The Tax Free Bond Fund may publish its tax equivalent yield in advertisements and communications to shareholders. The tax equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Fund shareholder.


         The table below illustrates the taxable yield equivalent to a tax-free yield of 5.50%.*+



                      TO EQUAL A 5.50% TAX FREE RETURN,
IF YOUR FEDERAL        A TAXABLE INVESTMENT WOULD HAVE
 MARGINAL TAX         TO EARN WITHOUT FEE REDUCTION OR
   RATE IS:                     EXPENSE LIMIT
   --------                     -------------
   15.00%                           6.47%
   28.00%                           7.64%
   31.00%                           7.97%
   36.00%                           8.59%
   39.60%                           9.11%




*     This table reflects application of the regular Federal income tax only;
      other taxes may be applicable with respect to a particular shareholder.
      Such taxes could change the information shown. Tax rates are subject to change.
+ This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities, the interest on which is exempt from regular Federal income tax.


         A Fund may also include its current dividend rate in its prospectus, in supplemental sales literature, or in communications to shareholders. The current dividend rate of each Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of a Fund's performance including (i) realized and unrealized capital gains and losses, which are reflected in calculations of a Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

         Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield, current dividend rate, total return or tax-equivalent yield of any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax-equivalent yield may be in any future period.

         In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

         From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager and Subadvisor, and other pertinent facts relating to the management of the Fund by the Subadvisor.


         From time to time, any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Inc., Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.



         In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (1) unmanaged indices, such as the S&P 500(R) Composite Stock Price Index, the Russell 1000(R) Value Index, the Russell 2000(R) Value Index, the Credit Suisse First Boston(TM) Convertible Securities Index, the Credit Suisse First Boston(TM) Global High Yield Index, the Salomon Brothers(R) Broad Investment Grade Bond Index, the Morgan Stanley Capital International EAFE(R) Index, the J.P. Morgan EMBI Global Constrained Index, the Dow Jones(R) Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers(R) World Government Benchmark Bond Index, the Salomon Brothers(R) Non-U.S. Dollar World Government Bond Index, the Lehman Brothers(R) Municipal Bond Index, the Lehman Brothers(R) Aggregate Bond Index and the Lehman Brothers(R) Government Bond Index; (2) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (3) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Advertisements for a Fund may also include general information about the performance of unmanaged indices with investment parameters similar to the Fund's. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.



         From time to time, advertisements for the Funds may include general information about the services and products offered by the Funds, Eclipse Funds, Eclipse Funds Inc., New York Life Investment Management Institutional Funds and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                                 TAX INFORMATION

TAXATION OF THE FUNDS


         The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon provisions of the Internal Revenue Code the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.



         Each Fund intends to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must, among other things: (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (2) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities on any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (3) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.


         Certain requirements relating to the qualification of a Fund as regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

         A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.


         Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year; (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year; and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Provided that a Fund qualifies as a regulated investment company, under the Code, it generally will not be subject to any excise or income taxes in Massachusetts. A Fund's investments, if any, in REMIC residual interests (as explained previously in this SAI) or in Passive Foreign Investment Companies, as explained below, may cause the Fund to become liable for certain taxes. Investors that are tax-exempt organizations should carefully consider whether distributions of a Fund's earnings will be subject to tax in their hands.

         Certain of the Funds have received a ruling from the IRS to the effect that differing distributions between the classes of its shares will not result in a Fund's dividends and other distributions being regarded as "preferential dividends" under the Code. Generally, a preferential dividend is a dividend which a Fund cannot treat as having been distributed for purposes of (i) determining whether the Fund qualifies as a regulated investment company for federal tax purposes, and (ii) determining the Fund's tax liability.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

         Assuming a Fund qualifies as a RIC, distributions of taxable net investment income and net short-term capital gains in excess of net long-term capital losses will be treated as ordinary income in the hands of shareholders.

         If a Fund's investment income is derived exclusively from sources (such as interest) other than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations. If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includible in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

         Distributions of a fund's net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gains, regardless of how long a Shareholder has held the Fund's Shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

         Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares during that six-month period. A loss realized upon a redemption of shares of a Fund within 30 days before or after a purchase of shares of the same Fund (whether by reinvestment of distributions or otherwise) may be disallowed in whole or in part.

         If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by that Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, such capital gains will be taxable to the shareholders. Shareholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of the relevant Fund shares by the difference between their pro-rata share of such gains and their tax credit.


         Except for distributions by the Money Market Fund, distributions by a Fund result in a reduction in the NAV of a Fund's shares. Should a distribution reduce the NAV below a shareholder's cost basis, such distribution nevertheless would generally be taxable to the shareholder (except to the extent the distribution is an exempt interest dividend as described below) as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which may nevertheless be taxable to them.


         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of such share on the reinvestment date.



CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX-FREE FUND



         The Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Code. The Tax Free Bond Fund intends to satisfy the 50% requirement to permit its distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of its shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Tax Free Bond Funds will be eligible for the deduction for dividends received by corporations.



         Although a significant portion of the distributions by the Tax Free Bond Fund generally is expected to be exempt from federal taxes, the Fund may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular Federal income tax will constitute taxable income to the Fund. Taxable income or gain may also arise from securities lending transactions, repurchase agreements and options and futures transactions. Accordingly, it is possible that a significant portion of the distributions of the Fund will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.



         In addition, a sale of shares in the Fund (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.



         Exempt-interest dividends from the Tax Free Bond Fund, ordinary dividends from the Tax Free Funds, if any; capital gains distributions from the Tax Free Bond Fund and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.


         Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.


         Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Tax Free Bond Fund, the Subadvisor and its affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.



         Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Code section 103. While the Fund may invest in such instruments, it does not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were the Fund to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Fund might have invested more than 20% of its assets in taxable instruments. In addition, it is possible in such circumstances that the Fund will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.


DISCOUNT

         Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest.

         In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

USERS OF BOND-FINANCED FACILITIES


         Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the portfolio of the Tax Free Bond Fund has been made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund since the acquisition of shares of the Tax Free Bond Fund may result in adverse tax consequences to them.


TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

         Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

         Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

         Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

         The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.


         Regarding the Tax Free Bond Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to those Funds.




         The International Bond Fund, International Equity Fund, Strategic Value Fund and Strategic Income Fund may engage in swap transactions. The tax treatment of swap agreements is not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might challenge such treatment. If such a challenge were successful, status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area.


PASSIVE FOREIGN INVESTMENT COMPANIES

         Certain of the Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.


         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a mutual fund that did not invest in PFIC shares.


FOREIGN CURRENCY GAINS AND LOSSES

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

COMMODITY INVESTMENTS

         A regulated investment company is required under the Code to derive at least 90% of its gross income from certain qualifying sources. Qualifying income includes, inter alia, interest, dividends, and gain from the sale of stock or securities, but it does not include gain from the sale of commodities such as gold and other precious metals.

DISPOSITIONS OF FUND SHARES

         Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of a Fund were capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year. A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a

Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

         If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

TAX REPORTING REQUIREMENTS


         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest. Dividends declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another MainStay Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements. Each shareholder should consult his or her own tax adviser to determine the tax status of a Fund distribution in his or her own state and locality (or foreign country).



         Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Fund), except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, all such taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 30% (in 2002 and 2003) in the case of nonexempt shareholders who fail to furnish a Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns.


         If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

FOREIGN TAXES

         Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. Since the percentage of each Fund's total assets (with the exception of the International Bond Fund and International Equity Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

         The International Bond Fund and the International Equity Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The U.S. shareholders of either of these Funds may claim a foreign tax credit or deduction by reason of the Fund's election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Code. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The foreign tax credit generally may offset only up to 90% of the alternative minimum tax in any given year. Foreign taxes generally are not deductible in computing alternative minimum taxable income.

STATE AND LOCAL TAXES - GENERAL

         The state and local tax treatment of distributions received from a Fund and any special tax considerations associated with foreign investments of a Fund should be examined by shareholders with regard to their own tax situations.


         Shareholders of the Tax Free Bond Fund may be subject to state and local taxes on distributions from the Fund, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from the Fund derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax adviser to determine the tax status of distributions from the Fund in his or her own state and locality.


EXPLANATION OF FUND DISTRIBUTIONS


         Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the Tax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the Tax Free Bond Fund, the source on a state-by-state basis of all distributions.


ADDITIONAL INFORMATION REGARDING THE EQUITY INDEX FUND

         The Fund believes the following is a reasonable construction of the federal tax rules applicable to treatment of the Guarantee for federal income tax purposes. However, since these rules are subject to differing interpretations, investors should consult their tax advisors regarding their investment in the Equity Index Fund.

         Receipt of amounts pursuant to the Guarantee should be treated as a payment by NYLIFE in the nature of insurance rather than a distribution from the Fund. As such, the payments will not be eligible for the dividends received deduction available to corporations. The Fund believes that recipients may treat receipt of the proceeds as reimbursement for the loss of the value of their Fund's shares and reduce the basis of their Fund shares in the amount of the guarantee payment rather than treating the payment as gross income.

         Shareholders may have to allocate the amount paid for their Fund shares between the guarantee and the shares in determining the tax basis of their Fund shares for purposes of determining gain or loss on sale, redemption, or other disposition of those shares.

         It is anticipated that capital gain or loss from the disposition of shares will be eligible for treatment as long-term or short-term capital gain or loss depending upon the shareholder's actual holding period for the shares. Investors should be aware that, under IRS regulations, as a result of the Guarantee, a shareholder's holding period for Fund shares might be deemed not to commence until the Guarantee is paid or expires. In that event, the capital gain or loss on the disposition of Fund shares would be short-term capital gain or loss until such time as the shares have been held continuously by the shareholder for the requisite long-term holding period (currently more than one year for Federal income tax purposes) after the expiration or payment of the Guarantee. The holding period for shares received from reinvestment of dividends and distributing will commence no earlier than the reinvestment date, but could be delayed as described previously in this paragraph as a result of the Guarantee.

                             GENERAL INFORMATION

         The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income to him or her.

ORGANIZATION AND CAPITALIZATION

         The Funds are separate series of the Trust, an open-end investment company established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization which occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987. The Equity Index Fund commenced operations on December 20, 1990. The International Bond Fund and International Equity Fund commenced operations on September 13, 1994. The Strategic Income Fund and Strategic Value Fund commenced operations on February 28 and October 22, 1997, respectively. The Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund commenced operations on June 1, 1998. The MAP Equity Fund was originally formed as the Mutual Benefit Fund, a Delaware corporation. The Fund was renamed the MAP-Equity Fund in 1995. The shareholders of the MAP-Equity Fund approved an Agreement and Plan of Reorganization at their June 3, 1999 meeting and the Map-Equity Fund was reorganized as the MainStay MAP Equity Fund-Class I shares on June 9, 1999. The Mid Cap Growth Fund and the Select 20 Equity Fund were formed pursuant to an Establishment and Designation of Series on December 11, 2000. The U.S. Large Cap Equity Fund was established pursuant to an Establishment and Designation of Series executed by the Trustees of the Trust on December 10, 2001. The organizational expenses of each Fund (except the MAP Equity Fund) will be amortized and deferred over a period not to exceed 60 months. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.


VOTING RIGHTS

         Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENT

         This SAI and the Prospectuses do not contain all the information included in the Company's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

SHARE OWNERSHIP OF THE FUNDS


         The following table sets forth information concerning beneficial and record ownership, as of April 1, 2002, of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any Fund. The table also sets forth information concerning beneficial and record ownership, as of April 1, 2002 of the Funds' shares by each person who beneficially or of record owned more than 25% of the voting securities of any Fund.




                                                                                                    Percentage
           Fund Name                Shareholder Name and Address              Outstanding Shares      Owned
-------------------------------   -----------------------------------         ------------------    ----------

Blue Chip Growth Fund            Merrill Lynch Pierce Fenner & Smith -            517,912.3690         33.06%
Class C                          for the Sole Benefit of its Customers
                                 Attn: Fund Administration 97T98
                                 4800 Deer Lake Drive East - 3rd Fl.
                                 Jacksonville, FL 32246

Capital Appreciation Fund        New York Life Trust Company                    2,035,532.1690         15.55%
Class A                          Client Accounts
                                 51 Madison Ave. Rm. 117A
                                 New York, NY 10010

Capital Appreciation Fund        Merrill Lynch Pierce Fenner & Smith -             85,803.6640         15.40%
Class C                          for the Sole Benefit of its Customers
                                 Attn: Fund Administration 97T98
                                 4800 Deer Lake Drive East - 3rd Fl.
                                 Jacksonville, FL 32246

Convertible Bond Fund            Merrill Lynch Pierce Fenner & Smith -            382,560.5480         31.63%
Class C                          for the Sole Benefit of its Customers
                                 Attn: Fund Administration 97T98
                                 4800 Deer Lake Drive East - 3rd Fl.
                                 Jacksonville, FL 32246

Equity Income Fund               Merrill Lynch Pierce Fenner & Smith -            209,678.8870         17.63%
Class C                          for the Sole Benefit of its Customers
                                 Attn: Fund Administration 97T98
                                 4800 Deer Lake Drive East - 3rd Fl.
                                 Jacksonville, FL 32246

Global High Yield Bond Fund      Overcomers Resources Inc.                        125,936.3350          8.40%
Class A                          Michael E. Lynch
                                 10107 Dobbin Drive
                                 Austin, TX 78748

Global High Yield Bond Fund      New York Life Insurance Company                  900,000.0000         60.02%
Class A                          Attn: Thomas Mahon Rm. 201
                                 51 Madison Ave.
                                 New York, NY 10010

Global High Yield Bond Fund      New York Life Insurance Company                  100,000.0000         10.15%
Class B                          Attn: Thomas Mahon Rm. 201
                                 51 Madison Ave.
                                 New York, NY 10010



                                                                                                       Percentage
           Fund Name                    Shareholder Name and Address             Outstanding Shares      Owned
-------------------------------       -----------------------------------        ------------------    ----------

Global High Yield Bond Fund            Merrill Lynch Pierce Fenner & Smith -          29,128.3030        18.66%
Class C                                for the Sole Benefit of its Customers
                                       Attn: Fund Administration 97T98
                                       4800 Deer Lake Drive East - 3rd Fl.
                                       Jacksonville, FL 32246

Global High Yield Bond Fund            Prudential Securities Inc.                     10,928.9620         7.00%
Class C                                FBO Mr. Herbert H. Wiese
                                       TOD Account
                                       921 Cunningham Ave.
                                       Danville, IL 61832

Global High Yield Bond Fund            Donaldson Lufkin & Jenrette                14,398,791.0800         6.87%
Class C                                Securities Corporation Inc.
                                       P.O. Box 2052
                                       Jersey City, NJ 07303

Growth Opportunities Fund              New York Life Trust Company                   203,861.7700         7.24%
Class A                                Client Accounts
                                       51 Madison Ave. Rm. 117A
                                       New York, NY 10010

Growth Opportunities Fund              New York Life Insurance Company(2)            913,615.4790        32.45%
Class A                                Attn: Thomas Mahon Rm. 201
                                       51 Madison Ave.
                                       New York, NY 10010

Growth Opportunities Fund              Merrill Lynch Pierce Fenner & Smith -          15,343.2250        11.11%
Class C                                for the Sole Benefit of its Customers
                                       Attn: Fund Administration 97T98
                                       4800 Deer Lake Drive East - 3rd Fl.
                                       Jacksonville, FL 32246

Growth Opportunities Fund              NSFC FEBO # N24-092797                          7,508.1890         5.44%
Class C                                NFSC/FMTC IRA
                                       FBO Pierre J. Greeff
                                       5902 South Atlanta Place
                                       Tulsa, OK 74105-7506

Growth Opportunities Fund              Theresa Collins USUFRUCT                       11,938.1960         8.65%
Class C                                James N. Collins & Gene M. Collins
                                       Karen T. Collins & John W. Collins
                                       Naked Owners
                                       4006 Walnut
                                       New Iberia, LA 70563

Growth Opportunities Fund              Robert C. Olmstead                              8,667.2030         6.28%
Class C                                Katie Olmstead
                                       5991 Pinoak Road
                                       Franklin, TX 77856

Government Fund                        New York Life Trust Company                 1,081,708.0460        15.59%
Class A                                Client Accounts
                                       51 Madison Ave. Rm. 117A
                                       New York, NY 10010

High Yield Corporate Bond Fund         Merrill Lynch Pierce Fenner & Smith -      40,522,951.3970        27.30%
Class A                                for the Sole Benefit of its Customers
                                       Attn: Fund Administration 97T81
                                       4800 Deer Lake Drive East - 3rd Fl.
                                       Jacksonville, FL 32246

High Yield Corporate Bond Fund         Merrill Lynch Pierce Fenner & Smith -       8,858,060.0010        22.18%
Class C                                for the Sole Benefit of its Customers
                                       Attn: Fund Administration 97YK8
                                       4800 Deer Lake Drive East - 3rd Fl.
                                       Jacksonville, FL 32246

International Bond Fund                NYLIFE Distributors Inc.                      785,388.6140        66.57%
Class A                                C/O Al Leier
                                       169 Lackawanna Ave.
                                       Parsippany, NJ 07054

International Bond Fund                Merrill Lynch Pierce Fenner & Smith -           2,729.2430         8.91%
Class C                                for the Sole Benefit of its Customers
                                       Attn: Fund Administration 97T98
                                       4800 Deer Lake Drive East - 3rd Fl.
                                       Jacksonville, FL 32246

International Bond Fund                LPL Financial Services                          3,015.5250         9.84%
Class C                                A/C 1358-6132
                                       9875 Towne Centre Drive
                                       San Diego, CA 92121

International Bond Fund                Legg Mason Wood Walker Inc.                     1,747.0480         5.70%
Class C                                281-75634-10
                                       P.O. Box 1476
                                       Baltimore, MD 21203

International Bond Fund                Legg Mason Wood Walker Inc.                     1,720.7950         5.62%
Class C                                281-75595-17
                                       P.O. Box 1476
                                       Baltimore, MD 21203


                                                                                                       Percentage
           Fund Name                  Shareholder Name and Address             Outstanding Shares        Owned
-------------------------------     -----------------------------------        ------------------      ----------

International Bond Fund             Legg Mason Wood Walker Inc.                    2,724.0610              8.98%
Class C                             281-75304-19
                                    P.O. Box 1476
                                    Baltimore, MD 21203

International Bond Fund             Legg Mason Wood Walker Inc.                    4,549.0790             14.85%
Class C                             281-75851-16
                                    P.O. Box 1476
                                    Baltimore, MD 21203

International Equity Fund           Tribal Savings Investment Fund               164,278.6460              5.61%
Class A                             Earl J. Barbry Sr. Tribal Chairman
                                    Tunica Biloxi Gaming Corp.
                                    P.O. Box 1589
                                    Marksville, LA 71351

International Equity Fund           New York Life Trust Company                  166,193.8370              5.68%
Class A                             Client Accounts
                                    51 Madison Ave. Rm. 117A
                                    New York, NY 10010

International Equity Fund           NYLIFE Distributors Inc.                     700,510.8300             23.93%
Class A                             C/O Al Leier
                                    P.O. Box 421
                                    Parsippany, NJ 07054

International Equity Fund           Merrill Lynch Pierce Fenner & Smith -          3,336.0640              6.92%
Class C                             for the Sole Benefit of its Customers
                                    Attn: Fund Administration 97T98
                                    4800 Deer Lake Drive East - 3rd Fl.
                                    Jacksonville, FL 32246

International Equity Fund           Salomon Smith Barney                           2,516.4740              5.22%
Class C                             00114710673
                                    333 West 34th Street - 3rd Fl.
                                    New York, NY 10001

International Equity Fund           Bear, Stearns Securities Corp.                 3,690.9080              7.65%
Class C                             FBO 486-91917-10
                                    1 Metrotech Center North
                                    Brooklyn, NY 11201

International Equity Fund           NFSC FEBO # N24-397610                         2,787.7250              5.78%
Class C                             NFS/FMTC Rollover IRA
                                    FBO Janice M. Banocy
                                    16718 Heather Moor Drive
                                    Florissant, MO 63034-3201

International Equity Fund           New York Life Trust Company                    4,943.3820             10.25%
Class C                             Custodian for the IRA of Paul E. Janetos Sr.
                                    250 Rollins Rd.
                                    Rollins Ford, NH 03869

MAP Equity                          Merrill Lynch Pierce Fenner & Smith -        400,607.4730              7.83%
Class A                             for the Sole Benefit of its Customers
                                    Attn: Fund Administration 97T89
                                    4800 Deer Lake Drive East - 3rd Fl.
                                    Jacksonville, FL 32246

MAP Equity                          Merrill Lynch Pierce Fenner & Smith -        429,818.7580             16.22%
Class C                             for the Sole Benefit of its Customers
                                    Attn: Fund Administration 97T89
                                    4800 Deer Lake Drive East - 3rd Fl.
                                    Jacksonville, FL 32246

MAP Equity                          New York Life Progress-Sharing               361,382.9640              9.59%
Class I                             Investment Plan Program
                                    C/O Lynne M. Cohn
                                    51 Madison Ave. Rm. 513
                                    New York, NY 10010

MAP Equity                          New York Life Trust Company                1,073,360.8920             28.47%
Class I                             Client Accounts
                                    51 Madison Ave. Rm. 117A
                                    New York, NY 10010

MID CAP Growth Fund                 New York Life Insurance Company            2,500,000.0000             83.70%
Class A                             C/O Richard Schwartz
                                    51 Madison Ave. Rm. 201
                                    New York, NY 10010

MID CAP Growth Fund                 NFSC FEBO # N24-444553                         4,874.3970              8.46%
Class C                             NFS/FMTC Rollover IRA
                                    FBO Donna PFAA Black
                                    225 Lakefront Drive
                                    Point Venture, TX 78645

MID CAP Growth Fund                 Wexford Clearing Services Corp.               15,794.6690             27.40%
Class C                             FBO Nassau County PBA
                                    Attn: Ed Farrell
                                    89 East Jericho Tpke.
                                    Mineola, NY 11501



                                                                                                    Percentage
           Fund Name                 Shareholder Name and Address             Outstanding Shares      Owned
-------------------------------    -----------------------------------        ------------------    ----------

Money Market Fund                  New York Life Trust Company                  14,398,791.0800         6.87%
Class A                            Client Accounts
                                   51 Madison Ave. Rm. 117A
                                   New York, NY 10010

Research Value Fund                Merrill Lynch Pierce Fenner & Smith -           259,644.7670        11.96%
Class A                            for the Sole Benefit of its Customers
                                   4800 Deer Lake Drive East - 3rd Fl.
                                   Jacksonville, FL 32246

Research Value Fund                New York Life Trust Company                     155,624.7870         7.17%
Class A                            Client Accounts
                                   51 Madison Ave. Rm. 117A
                                   New York, NY 10010

Research Value Fund                New York Life Insurance Company               1,013,805.1660        46.69%
Class A                            Attn: Thomas Mahon Rm. 201
                                   51 Madison Ave.
                                   New York, NY 10010

Research Value Fund                Merrill Lynch Pierce Fenner & Smith -           291,588.2590        11.64%
Class B                            for the Sole Benefit of its Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive East - 3rd Fl.
                                   Jacksonville, FL 32246

Research Value Fund                Merrill Lynch Pierce Fenner & Smith -           351,588.1530        64.25%
Class C                            for the Sole Benefit of its Customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East - 3rd Fl.
                                   Jacksonville, FL 32246

Select 20 Equity Fund              New York Life Insurance Company               2,500,000.0000        86.97%
Class A                            C/O Richard Schwartz
                                   51 Madison Ave. Rm. 201
                                   New York, NY 10010

Select 20 Equity Fund              Architectural Acoustics Inc.                      2,572.5340        17.12%
Class C                            Donald L. Theall, President
                                   Karla K. Theall, Secretary
                                   339 W. Martial
                                   Lafayette, LA 70508

Select 20 Equity Fund              Heinz Neuhauser                                     978.4740         6.51%
Class C                            6010 E. Marconi
                                   Scottsdale, AZ 85254

Select 20 Equity Fund              NFSC FEBO # N24-082619                              891.8620         5.93%
Class C                            NFS/FMTC Rollover IRA
                                   FBO Garr E. Haferbier Jr.
                                   100 Dune Lane
                                   Barnegat, NJ 08005

Select 20 Equity Fund              Mary L. Vitale                                      879.4420         5.84%
Class C                            3 Davis St.
                                   East Rockaway NY 11518

Select 20 Equity Fund              Robert W. Lambert                                   844.3910         5.62%
Class C                            1001 Philadelphia St.
                                   Indiana, PA 15701

Select 20 Equity Fund              New York Life Trust Company                         966.1760         6.43%
Class C                            Custodian for the IRA of
                                   Gregory B. McGahey
                                   788 Crestview Ct.
                                   Coppell, TX 75019



                                      127
C/O Richard Schwartz

                                                                                                    Percentage
           Fund Name                 Shareholder Name and Address             Outstanding Shares      Owned
-------------------------------    -----------------------------------        ------------------    ----------
Select 20 Equity Fund               Raymond James & Associates Inc.                   884.4340          5.88%
Class C                             Karen L. Fero & Thomas J. Fero TTEE
                                    UAD 5-18-1999
                                    Karen L. Fero Trust
                                    3386 Deck St.
                                    Port Charlotte, FL 33981

Small Cap Growth Fund               Merrill Lynch Pierce Fenner & Smith -          64,283.4830         13.00%
Class C                             for the Sole Benefit of its Customers
                                    Attn: Fund Administration 97T98
                                    4800 Deer Lake Drive East - 3rd Fl.
                                    Jacksonville, FL 32246

Small Cap Value Fund                Merrill Lynch Pierce Fenner & Smith -         383,373.2870         10.41%
Class A                             for the Sole Benefit of its Customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Drive East - 3rd Fl.
                                    Jacksonville, FL 32246

Small Cap Value Fund                Merrill Lynch Pierce Fenner & Smith -          96,929.8650          9.60%
Class C                             for the Sole Benefit of its Customers
                                    Attn: Fund Administration 97T98
                                    4800 Deer Lake Drive East - 3rd Fl.
                                    Jacksonville, FL 32246

Strategic Income Fund               NYLIFE Distributors Inc.                      721,067.1950         11.12%
Class B                             C/O Al Leir
                                    169 Lackawanna Ave.
                                    Parsippany, NJ 07054

Strategic Income Fund               Merrill Lynch Pierce Fenner & Smith -          74,802.5420         22.83%
Class C                             for the Sole Benefit of its Customers
                                    Attn: fund Administration 97T98
                                    4800 Deer Lake Drive East - 3rd Fl.
                                    Jacksonville, FL 32246

Strategic Income Fund               Sean Self POA                                  26,751.9540          8.16%
Class C                             FBO Cheryll Simon
                                    5852 Clendenin Ave.
                                    Dallas, TX 75228

Strategic Income Fund               Paine Webber                                   30,399.8990          9.28%
Class C                             FBO Peggy M Nanan
                                    1400 Thetford Court
                                    Southlake, TX 76092

Strategic Value Fund                Merrill Lynch Pierce Fenner & Smith -           9,489.3730         22.45%
Class C                             for the Sole Benefit of its Customers
                                    Attn: fund Administration 97T98
                                    4800 Deer Lake Drive East - 3rd Fl.
                                    Jacksonville, FL 32246

Strategic Value Fund                Salomon Smith Barney                            2,932.1430          6.94%
Class C                             00144363011
                                    333 West 34th Street
                                    New York, NY 10001

Strategic Value Fund                NFSC FEBO #B36-888931                           8,064.1430         19.08%
Class C                             NFS/FMTC IRA
                                    FBO Edgar G. Wygant
                                    2031 Millgreen Court SE
                                    Millcreek, WA 98012


Tax Free Bond Fund                 Merrill Lynch Pierce Fenner & Smith -          416,788.3930          9.15%
Class A                            for the Sole Benefit of its Customers
                                   Attn: Fund Administration 97T79
                                   4800 Deer Lake Drive East - 3rd Fl.
                                   Jacksonville, FL 32246

                                                                                                    Percentage
           Fund Name                 Shareholder Name and Address             Outstanding Shares      Owned
-------------------------------    -----------------------------------        ------------------    ----------
Tax Free Bond Fund                 Income Investors Group LLC                       284,711.9680        6.25%
Class A                            2802 10th Ave. E.
                                   Seattle, WA 98102


Tax Free Bond Fund                 NFSC FEBO # N23-319457                            20,304.5690        8.21%
Class C                            Yekta Golpira
                                   6301 Cameo Ct.
                                   N. Bethesda, MD 20852

Tax Free Bond Fund                 NFSC FEBO # N23-526240                            38,795.5070       15.69%
Class C                            R. Locke Bell
                                   P.O. Box 481
                                   Gastonia, NC

Tax Free Bond Fund                 CJ Real Estate Investment LLC                     14,306.9500        5.79%
Class C                            Carolyn D'Irgianni TTEE
                                   Jack Gaines Bonner TTEE
                                   2600 Winifred St.
                                   Metairie, LA 70003

Tax Free Bond Fund                 Rene R Torino                                     19,622.2460        7.94%
Class C                            Marie C. Torino
                                   4747 Elizabeth Lane
                                   Brooklyn, OH 44144

Total Return Fund                  New York Life Trust Company                    4,321,394.0720       37.64%
Class A                            Client Accounts
                                   51 Madison Ave. Rm. 117A
                                   New York, NY 10010

Total Return Fund                  Merrill Lynch Pierce Fenner & Smith -             29,081.7660        7.32%
Class C                            for the Sole Benefit of its Customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East - 3rd Fl.
                                   Jacksonville, FL 32246

U.S. Large Cap Equity              New York Life Insurance Company                 2,480,000.000       98.22%
Class A                            C/O Richard Schwartz
                                   51 Madison Ave. Rm. 201
                                   New York, NY 10010

U.S. Large Cap Equity              New York Life Trust Company                        4,303.1830        5.37%
Class B                            Custodian for the IRA Rollover
                                   Robert J. Moses
                                   Box 8
                                   Amherst, NH 03031

U.S. Large Cap Equity              NFSC FEBO # N23-104787                             5,765.1990        7.20%
Class B                            Neal E. & Kathryn C. Kelly TTEE
                                   Charit Remain TR, U/A 12/31/98
                                   3288 Monte Vista
                                   Monte Vista, WY 82240

U.S. Large Cap Equity              William Berris                                     4,433.8430        5.54%
Class B                            7236 Winchester Dr.
                                   Solon, OH 44139

U.S. Large Cap Equity              New York Life Insurance Company                   10,000.0000       12.49%
Class B                            C/O Richard Schwartz
                                   51 Madison Ave. Rm. 201
                                   New York, NY 10010

U.S. Large Cap Equity              New York Life Insurance Company                   10,000.0000       86.45%
Class C                            C/O Richard Schwartz
                                   51 Madison Ave. Rm. 201
                                   New York, NY 10010

U.S. Large Cap Equity              Robert W. Lambert                                    809.7170        7.00%
Class C                            1001 Philadelphia St.
                                   Indiana, PA 15701



                                      129
C/O Richard Schwartz

                                                                                                    Percentage
           Fund Name                 Shareholder Name and Address             Outstanding Shares      Owned
-------------------------------    -----------------------------------        ------------------    ----------
Value Fund                         New York Life Trust Company                  1,323,539.0690        17.96%
Class A                            Client Accounts
                                   51 Madison Ave. Rm. 117A
                                   New York, NY 10010

Value Fund                         Merrill Lynch Pierce Fenner & Smith -           11,166.0550        11.35%
Class C                            for the Sole Benefit of its Customers
                                   Attn: Fund Administration 97T98
                                   4800 Deer Lake Drive East - 3rd Fl.
                                   Jacksonville, FL 32246


-----------------------

(1) New York Life Trust Company is a chartered bank organized under the laws of New York. New York Life Trust Company is a direct wholly owned subsidiary of NYLIFE LLC, and an indirect wholly owned subsidiary of New York Life Insurance Company.

(2) New York Life Insurance Company is a corporation organized under the laws of Delaware.

(3) Architectural Acoustics Inc. is a corporation organized under the laws of Louisiana.

(4) ADVEST Inc. is a corporation organized under the laws of Delaware.

(5) Merrill Lynch Pierce Fenner & Smith is a corporation organized under the laws of New York.

(6) Donaldson Lufkin & Jenrette Securities Corporation Inc. is a corporation organized under the laws of Delaware.

(7) NYLIFE Distributors Inc. is a corporation organized under the laws of Delaware. NYLIFE Distributors Inc. is a direct wholly owned subsidiary of NYLIFE Inc., and an indirect wholly owned subsidiary of New York Life Insurance Company.

INDEPENDENT ACCOUNTANTS


         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected as independent accountants of the Trust. The Funds' Annual Reports, which are incorporated by reference in this SAI, have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Because the U.S. Large Cap Equity Fund commenced operations on January 2, 2002, no annual report exists for this Fund.

TRANSFER AGENT


         NYLIM Service Company, LLC ("NYLIM SC"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for The MainStay Funds. NYLIM SC has its principal office and place of business at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Pursuant to its Transfer Agency and Service Agreement dated April 28, 1997 with the Trust, NYLIM SC provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Trust pays NYLIM SC fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM SC. NYLIM SC has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 2 Heritage Drive, North Quincy, Massachusetts 02171 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services.


CUSTODIANS


         The Bank of New York ("BONY") serves as custodian for the Blue Chip Growth Fund, Equity Income Fund, Equity Index Fund, Global High Yield Fund, Growth Opportunities Fund, International Bond Fund, International Equity Fund, MAP Equity Fund, Mid Cap Growth Fund, Research Value Fund, Select 20 Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Strategic Value Fund and U.S. Large Cap Equity Fund. The Trust has also appointed BONY as its foreign custody manager with respect to certain securities held outside of the United States. BONY has its principal office at 48 Wall Street, New York, New York 10286.



         State Street Bank and Trust Company ("State Street") serves as custodian for the other MainStay Funds, including the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, Tax Free Fund, Total Return Fund and Value Fund. State Street has its principal office at 225 Franklin Street, Boston, Massachusetts.


LEGAL COUNSEL

         Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

--------------------------------------------------------------------------------

                         MOODY'S INVESTORS SERVICE, INC.

--------------------------------------------------------------------------------


         Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

         Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

         MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

--------------------------------------------------------------------------------

                                STANDARD & POOR'S

--------------------------------------------------------------------------------


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

INVESTMENT GRADE

         AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

         Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

         D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

         A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                           NYLIFE LLC AND SUBSIDIARIES
                 (affiliates of New York Life Insurance Company)

                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION




                                                                       December 31,
                                                                    2001          2000
                                                                 ----------     --------
                                                                      (in thousands)
                                     ASSETS

Investments
    Equity securities                                            $  173,974     $147,692
    Fixed maturities
      Available for sale at fair value (amortized cost of
      $6,615 and $8,402, respectively)                                6,763        8,512
      Held to maturity                                                4,775        4,775
    MainStay funds at fair value                                        532          609
    Other long-term investments                                         240          407
Cash and cash equivalents                                            33,862       48,723
Accounts receivable (less allowance for doubtful
     accounts of  $0 and $4,062, respectively)                        3,671          680
Interest and other receivables                                       12,461       15,985
Fixed assets (net of accumulated depreciation of $7,256
     and $5,325, respectively)                                        6,866        5,661
Receivable from New York Life Insurance Company                   1,441,689      187,160
Net income taxes receivable                                           2,881        8,020
Goodwill (net of accumulated amortization of $0
   and $1,307, respectively)                                          4,739        3,537
Other assets                                                         11,148        8,708
                                                                 ----------     --------
             Total assets                                        $1,703,601     $440,469
                                                                 ==========     ========

                         LIABILITIES AND MEMBER'S EQUITY

Notes payable                                                    $1,390,033     $249,900
Indemnification liability                                                --       56,341
Derivative financial instruments                                     95,125           --
Accrued expenses                                                     13,982        9,076
Payable to New York Life Insurance Company                            5,302       23,879
Distribution payable to New York Life Insurance Company              63,233           --
Net deferred tax liability                                           25,256        8,653
Other liabilities                                                    13,007       13,439
                                                                 ----------     --------
             Total liabilities                                    1,605,938      361,288
                                                                 ==========     ========
Minority interest                                                        --           --


Member's equity                                                      89,361       47,824
Undistributed (losses) earnings                                      (5,178)      20,550
Accumulated other comprehensive income
    Net unrealized (losses) gains on investments (net of taxes
     of ($78) and $40, respectively)                                   (131)          69
    Cumulative translation adjustment                                13,611       10,738
                                                                 ----------     --------
             Total member's equity                                   97,663       79,181
                                                                 ----------     --------
             Total liabilities and member's equity               $1,703,601     $440,469
                                                                 ==========     ========



              The accompanying notes are an integral part of these
                       consolidated financial statements.

                           NYLIFE LLC AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)
                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2001 and 2000

                           NYLIFE LLC AND SUBSIDIARIES
                 (affiliates of New York Life Insurance Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           December 31, 2001 and 2000


NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

NYLIFE LLC, (the "Company") is a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). The Company was originally incorporated under the laws of New York in 1984 as NYLIFE Inc., and was converted to a Delaware limited liability company on September 30, 1999. The Company is a holding company for certain of New York Life's non-insurance operations.

The Company, through its subsidiaries, offers securities brokerage, financial planning and investment advisory services, trust services, capital financing and administration of New York Life's long-term care policies.

The accompanying financial statements reflect the consolidation of the Company and its subsidiaries, each of which is wholly owned:

ACTIVE SUBSIDIARIES
Avanti Corporate Health Systems Inc. ("Avanti")
Eagle Strategies Corp. ("Eagle")
New York Life Capital Corporation ("Capital Corporation")
New York Life International Investment, Inc. ("NYL International") New York Life International Asia Ltd ("International Asia") (2001) New York Life Irrevocable Trust of 1996 ("Trust")
    New York Life Settlement Corporation ("NYLSET")
New York Life Trust Company ("NYL Trust")
New York Life Trust Company FSB ("Trust FSB")
NYLUK I Company ("NYLUK I")
      New York Life UK Limited ("NYLUK")
      NYLUK II Company ("NYLUK II")
NYLIFE Administration Corp. ("NYLACOR")
NYLIFE Executive Benefits LLC ("NYLEX") (2001)
NYLIFE Refinery, Inc. ("NYLIFE Refinery")
NYLIFE Securities, Inc. ("NYLIFE Securities")
NYLINK Insurance Agency Corporation ("NYLINK")
NYLTemps, Inc. ("NYLTemps")

INACTIVE SUBSIDIARIES
Prime Provider Corp. ("Prime Provider") (2001)
NYLIFE HealthCare Management, Inc. ("NYLIFE HealthCare") (2000)
WellPath of Arizona Reinsurance Company ("WellPath") (1998)

The Company also owns a 21% interest in Express Scripts Inc. ("ESI"), which is accounted for under the equity method. ESI offers pharmacy benefit management services in the United States and Canada, including network claims processing, mail pharmacy services, benefit design consultation, drug utilization review, formulary management, disease management, medical and drug data analysis services and medical information management services.

Securities brokerage is conducted through NYLIFE Securities, a registered broker-dealer, whose operations consist of acting as an introducing broker for clients, including the distribution of mutual fund products (including the MainStay Funds ("Funds") through a soliciting dealer agreement with NYLIFE Distributors Inc. ("NYLIFE Distributors") and the sale of registered products through New York Life's career agency force. Eagle provides financial planning and investment advisory services through associated financial advisors who are registered with NYLIFE Securities.

Trust services are offered through NYL Trust and Trust FSB. NYL Trust is chartered by the New York State Banking Department and acts as a directed trustee or custodian for 401(k) plans and Individual Retirement Accounts. Trust FSB is chartered by the United States Federal Government and offers trust services for trusts funded by death benefits of matured Irrevocable Life Insurance Trust services.

Capital financing operations are conducted through Capital Corporation, which issues commercial paper and borrows from other sources for the purpose of making loans to New York Life and its affiliates.

Administration of New York Life's long-term care policies is provided by NYLACOR.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION
The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

INVESTMENTS
Equity securities represent the Company's investment in ESI, which is accounted for under the equity method of accounting, whereby net earnings or losses are included in net income and other comprehensive income is reflected as a separate component of member's equity, net of deferred tax.

Fixed maturities are classified as either held to maturity and reported at amortized cost or available for sale and reported at estimated fair value, with unrealized gains and losses reported as a separate component of member's equity, net of deferred tax. The investments in the Funds are recorded at fair value and are held by NYLIFE Securities.

Other long-term investments include an investment in real estate. Real estate is recorded at cost less accumulated depreciation.

CASH AND CASH EQUIVALENTS
Short-term investments with original maturities of three months or less are considered cash equivalents and include the Company's investment in the New York Life Short Term Fund ("STIF"). The STIF is a co-mingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life, where all participants are New York Life subsidiaries or affiliates. The carrying value of cash and cash equivalents approximates fair value.

FAIR VALUES OF FINANCIAL INSTRUMENTS
The carrying value of cash and cash equivalents, accounts receivable and accounts payable approximates fair value due to the short-term maturities of these instruments. The carrying value of available for sale fixed maturities, the investment in real estate and the investment in the Funds approximates fair value and is discussed in Note 4. The carrying value of notes payable approximates fair value and is discussed in Note 6. Fair values for derivative financial instruments are included in Note 7.

OTHER ASSETS AND OTHER LIABILITIES
Other assets include deferred financing fees from the issuance of notes payable (Note 6). Other liabilities include funded benefit payments to plaintiffs of structured settlements and lease obligations on property no longer utilized by the Company or its subsidiaries.

FIXED ASSETS
Furniture, equipment, computer hardware and software are recorded at cost and depreciated beginning in the month placed in service using the straight line method over an estimated useful life of three to ten years. Leasehold improvements are amortized over the shorter of the remaining term of the lease or the life of the asset.

GOODWILL
Goodwill represents the cost in excess of the value assigned to net assets acquired in connection with acquisitions.

INCOME TAXES
Deferred tax assets and liabilities are recognized based on temporary differences between the financial statement basis and tax basis of assets and liabilities using presently enacted tax rates.

FOREIGN CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currency have been translated into U.S. dollars at the respective year-end exchange rates. Operating results are translated at the average exchange rates for the year. Foreign currency translation gains and losses are credited or charged directly to the Cumulative Translation Adjustment ("CTA") account in member's equity. The change in the CTA account is due to the current year effect of the translation adjustment. Foreign currency transaction gains and losses are included in net income.

FEE INCOME
Through its subsidiaries, the Company receives fees for services provided under agreements with its clients. The Company accrues fee income when earned. Consulting fees are recognized in income as services are rendered.

EXPENSES
Expenses are recognized when incurred and include allocations of overhead expenses such as salary, legal, accounting and other administrative charges from New York Life and NYLIM. These overhead allocations are reported in their natural expense category.

NET REALIZED AND UNREALIZED INVESTMENT GAINS
Net realized gains are computed using the specific identification method and are recognized when collection is certain. When collection is uncertain, realized gains will be deferred into other liabilities and recognized only upon recovery of the carrying value of the asset sold. Costs of investments are adjusted for impairments considered other than temporary. Unrealized gains and losses of NYLIFE Securities are included in net income in accordance with specialized accounting practices for broker-dealers.

RECENT ACCOUNTING PRONOUNCEMENTS
In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 141, Business Combinations and No. 142, Goodwill and Other Intangibles Assets ("SFAS 142"), effective for fiscal years beginning after December 31, 2001. Under the new pronouncements, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be subject to an annual impairment test. Other intangible assets will continue to be amortized over their estimated useful lives. The Company does not expect adoption of this pronouncement to have a material impact on future earnings.

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an Amendment to FASB Statement No. 133 ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 7. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a decrease in net income of $22,472,000, net of a $12,100,000 income tax benefit.

RECLASSIFICATIONS
Certain 2000 amounts in the financial statements and accompanying notes have been reclassified to conform to the 2001 presentation. These reclassifications had no effect on net earnings or stockholder's equity as previously reported.

NOTE 3 - ACQUISITIONS AND DISPOSITIONS

ESI
On December 21, 2001, the Company declared a distribution of certain net assets to New York Life which included 11,740,000 shares of ESI (Note 12).

On November 7, 2000, NYLIFE HealthCare exchanged each outstanding share of Class B common stock (ten votes per share) for one share of ESI's Class A common stock (one vote per share) and then immediately distributed such shares to the Company. The Company completed a secondary offering of 6,900,000 shares of Class A Common stock at $69 per share. Proceeds, net of offering costs, totaled $458,229,000 and resulted in a pre-tax realized gain of $334,759,000. As of a result of these transactions, the Company's ownership of ESI decreased from 39% to 21% and its voting interest from 86% to 21%.

NOTE 4 - INVESTMENTS

EQUITIES
Affiliated unconsolidated equity investments at December 31, 2001 and 2000 totaled $173,974,000 and $147,692,000, respectively. This represented the Company's 21% interest (16,240,000 shares) in ESI. The financial position and results of operations of ESI for the years ended December 31, 2001 and 2000, are summarized below (in thousands):



                                         2001             2000
                                     ----------      ----------
Assets                               $2,500,245      $2,276,644
Liabilities                           1,668,248       1,571,400
                                     ----------      ----------
Stockholder's equity                 $  831,997      $  705,244
                                     ==========      ==========

Income                               $9,328,782      $6,795,294
Expenses                              9,120,538       6,799,762
                                     ----------      ----------
Net income (loss) before taxes          208,244          (4,468)
Income tax expense                       83,172           3,553
Extraordinary loss, net of taxes            372           1,105
                                     ----------      ----------
Net income (loss)                    $  124,700      $   (9,126)
                                     ==========      ==========

FIXED MATURITIES
At December 31, 2001 and 2000, the maturity distribution of fixed maturities was as follows (in thousands):


                                                   2001                          2000
                                          ------------------------     ------------------------
                                          Amortized     Estimated      Amortized     Estimated
     Available for sale                      Cost       Fair Value        Cost       Fair Value
     ------------------                   ---------     ----------     ---------     ----------
Due in one year or less                   $      --     $       --     $     300     $      300
Due after one year through five years           987          1,059           983          1,025
Due after ten years                           5,628          5,704         7,119          7,187
                                          ---------     ----------     ---------     ----------
Total available for sale                  $   6,615     $    6,763     $   8,402     $    8,512
                                          =========     ==========     =========     ==========
    Held to maturity
    ----------------
Due after ten years                       $   4,775     $    5,377     $   4,775     $    5,501
                                          =========     ==========     =========     ==========


At December 31, 2001 and 2000, the distribution of unrealized gains and losses on fixed maturities was as follows (in thousands):


                                                      2001
                                   ---------------------------------------------
                                                    Unrealized
                                   Amortized                          Estimated
    Available for sale                Cost       Gains     Losses     Fair Value
    ------------------             ---------     -----     ------     ----------
U.S. Treasury                      $     987     $  72     $   --     $    1,059
Mortgage-backed securities             5,628        94         18          5,704
                                   ---------     -----     ------     ----------
Total available for sale           $   6,615     $ 166     $   18     $    6,763
                                   =========     =====     ======     ==========
    Held to maturity
    ----------------
U.S. Treasury                      $   4,775     $ 601     $   --     $    5,377
                                   =========     =====     ======     ==========



                                                      2000
                                   ---------------------------------------------
                                                    Unrealized
                                   Amortized                          Estimated
    Available for sale                Cost       Gains     Losses     Fair Value
    ------------------             ---------     -----     ------     ----------
U.S. Treasury                      $   1,283     $  42     $   --     $    1,325
Mortgage-backed securities             7,119       116         48          7,187
                                   ---------     -----     ------     ----------
Total available for sale           $   8,402     $ 158     $   48     $    8,512
                                   =========     =====     ======     ==========
     Held to maturity
     ----------------
U.S. Treasury                      $   4,775     $ 726     $   --     $    5,501
                                   =========     =====     ======     ==========


Proceeds from investments in fixed maturities sold were $1,543,000 for 2001. During 2001, the Company recognized $3,000 of realized losses. There were no sales of investments in fixed maturities or realized gains or losses in 2000.

MAINSTAY FUNDS
At December 31, 2001 and 2000, the fair value of the investments in the MainStay Equity Index Fund totaled $532,000 and $609,000 with a cost of $386,000 and $367,000, respectively.

OTHER LONG-TERM INVESTMENTS
Other long-term investments consist of an investment in real estate and a certificate of deposit. At December 31, 2001 and 2000, real estate investments were $69,000 and $407,000, respectively. Proceeds from investments in real estate sold during 2001 and 2000 totaled $344,000 and $975,000, respectively, resulting in a realized gain of $17,000 and realized loss of $63,000, respectively. At December 31, 2001, the certificate of deposit totaled $172,000 and matures on April 30, 2003.

On September 7, 2000, NYLIFE Refinery sold its investment in Refinery Holding Company, LP. Consideration was in the form of a non-interest bearing quarterly note and an interest-bearing monthly note, maturing on January 1, 2004 and February 1, 2004, respectively. NYLIFE Refinery recorded a deferred gain of $5,168,000 included in other liabilities, which will be recognized ratably upon recovery of the carrying value of the asset sold. During 2001, NYLIFE Refinery recognized $1,512,000 in realized gains.


NOTE 5 - FIXED ASSETS

The costs of fixed assets at December 31, 2001 and 2000 were (in thousands):

                                                     2001        2000
                                                   -------     -------
Furniture                                          $ 1,454     $ 1,608
Equipment                                              852         815
Computer hardware                                    1,665       2,096
Computer software                                    7,216       3,618
Leasehold improvements                               2,935       2,849
                                                   -------     -------
                                                    14,122      10,986
Less accumulated depreciation and amortization       7,256       5,325
                                                   -------     -------
Total                                              $ 6,866     $ 5,661
                                                   =======     =======


NOTE 6 - NOTES PAYABLE AND LINES OF CREDIT

Notes payable at December 31, 2001 and 2000 were (in thousands):

                                                           2001         2000
                                                       ----------     --------
Capital Corporation's Debt Issuance (for 2001, the
   weighted average cost is approximately 2.03%)       $  999,204     $     --
Shared Appreciation Income Linked Securities              190,869           --
Express Scripts Automatic Exchange Security Trust         199,960      249,900
                                                       ----------     --------
     Total                                             $1,390,033     $249,900
                                                       ==========     ========

At December 31, 2001 the face value of commercial paper issued by Capital Corporation was approximately $1,003,774,000 with an unamortized discount of $4,569,000. For the years ended December 31, 200l and 2000, interest expense totaled $15,214,000 and $784,000, respectively.

On August 22, 2001, the Company entered into an agreement with Credit Suisse First Boston International and Credit Suisse First Boston ("CSFB"). The Company may deliver up to 4,500,000 shares of ESI Class A common stock on August 22, 2011 or settle the transaction in cash instead of delivering shares. The Company received $54.05 per share or $243,225,000, less offering costs, bringing net proceeds to $238,874,000 and is entitled to 23% of the appreciation in excess of $70.27. In accordance with SFAS 133, $54,110,000 of the proceeds represented the fair value of the derivative embedded in the contract (Note 7). The Company recorded a discounted debt obligation of $189,115,000 with a par value of $243,225,000 due on August 22, 2011 and deferred offering costs (included in other assets) of

$4,351,000. For the year ended December 31, 2001, the accretion of interest expense and the amortization of deferred offering costs totaled $1,754,000 and $158,000, respectively. The Company pays CSFB a 3.3% annual coupon payment quarterly on each November 22, February 22, May 22, and August 22. During 2001, the Company made $2,007,000 in coupon payments. At December 31, 2001, accrued coupon expense totaled $914,000.

On November 7, 2000, the Company entered into agreements with Express Scripts Automatic Exchange Security Trust (the "Trust"), a non-affiliated, registered, closed-end management investment company. The Company may deliver up to 6,900,000 shares, adjusted to reflect a two-for-one stock split effected on June 22, 2001, of ESI Class A common stock (the "ESI Pledged Shares") on November 15, 2003 or settle the transaction in cash instead of delivering shares. The Company received $34.50 per share or $238,050,000, less offering costs bringing net proceeds to $184,359,000 and is entitled to 17% of the appreciation in excess of $41.40. Prior to the implementation of SFAS 133, the Company recorded an indexed debt obligation of $192,185,000 and deferred offering costs (included in other assets) of $7,826,000. In 2000, the carrying amount of the indexed debt obligation of $249,900,000 included both interest expense of $2,020,000 and $55,695,000 of contingent debt expense based on the change in ESI's stock price. In 2001, in accordance with SFAS 133, the Company was required to bifurcate the derivative embedded in this transaction (see Note 7). As a result, $67,702,000 of the December 31, 2000 balance was reclassified as a derivative financial instrument. The carrying amount of the debt obligation will be accreted up to its par value of $238,050,000 at maturity on November 15, 2003. For the year ending December 31, 2001 and 2000, amortization of deferred offering costs were $2,609,000 and $386,000, respectively. For the year ended December 31, 200l, interest expense totaled $17,763,000. On December 21, 2001, the Company declared a distribution of certain net assets to New York Life, which included this obligation (Note 12).


LINES OF CREDIT:
Along with New York Life, the Company is party to a credit agreement with a consortium of banks. This agreement totals $1,000,000,000 and consists of a $300,000,000, 364-day revolving credit facility ("Facility A") expiring on July 31, 2002 and a $700,000,000, 5-year revolving credit facility ("Facility B") expiring August 5, 2003. Annual facility fees for Facility A and B are currently 0.05% and 0.06%, respectively, which are allocated to the Company based on the volume of short-term notes issued during the year. For Facility A and B, borrowing rates are currently at spreads of 0.16% and 0.14% over LIBOR, respectively. In addition, the credit agreement contains various covenants pertaining to allowable activities of the Company. Neither the Company nor New York Life has utilized the credit facility to date. For the years ended December 31, 2001 and 2000, the costs allocated to the Company related to the facilities are $141,000 and $4,000, respectively.


In January 1995, the Company entered into a credit agreement with New York Life whereby the Company can borrow up to an aggregate principal amount of $200,000,000 at any one time. This agreement and any loans made are automatically extended and renewed for additional one year periods, unless either the Company or New York Life notifies the other to terminate the agreement. At December 31, 2001 and 2000 there was no outstanding principal or interest expense under this agreement.

NOTE 7 - DERIVATIVE FINANCIAL INSTRUMENTS

The Company has an agreement with the MainStay Equity Indexed Fund ("Index Fund"), whereby, the Company guarantees that if, after ten years from date of purchase, the net asset value of an Index Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten year period, is less than the public offering price initially paid for the share ("Guaranteed Amount"), the Company will pay the shareholders an amount equal to the difference between the Guaranteed Amount for each share and the net asset value of each Guaranteed Share outstanding and held by the shareholders as of the close of business on the guarantee date. This guarantee is in effect a European style put option and its fair value represents the estimated value of future claims which was calculated using a Monte-Carlo simulation of the future equity market changes based on random scenarios drawn from a distribution of annual returns and volatility. As of December 31, 200l, the Company recognized a liability totaling $2,000,000. During 2001, the change in fair value resulted in the Company recording a loss of $800,000 in net realized and unrealized investment gains.

The Company has entered into two agreements to minimize its downside risk on the Company's investment in ESI while still maintaining rights to share in future appreciation (Note 6), the counterparties are CSFB and the Trust. Each of the agreements contain embedded derivatives and the Company has assessed that the economic characteristics of the derivatives (a series of European style put and call options) were not clearly and closely related to those of the host contract and determined that a separate instrument with the same terms would qualify as a derivative instrument. In accordance with FAS 133, the embedded derivatives were separated from the host contract and accounted for as stand-alone derivatives. Since the Company's investment in ESI is valued using the equity method of accounting, these embedded derivatives are precluded from being designated a hedge. These derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded in net income. The fair value of these derivatives represent the estimated amount the Company would receive or pay to purchase similar stand-alone European put and call option contracts and was determined utilizing a Black-Scholes valuation model which takes into account current market conditions and implied volatility of the ESI stock. A change of 10% in the share price of ESI stock would cause a 46% change in the fair value of the liability at December 31, 2001. As of December 31, 200l, the Company recognized a liability totaling $93,125,000. During 2001, the change in fair value resulted in the Company recording a gain of $62,060,000 in net realized and unrealized investment gains. On December 21, 2001, the Company declared a distribution of certain net assets to New York Life, which included the obligation to the Trust (Note 12).

The Black-Scholes valuation model for the embedded derivatives requires management to make estimates and assumptions regarding interest and volatility rates. Such estimates are primarily based on current market data and future expectations. Actual results could differ from those estimates.

NOTE 8 - RELATED PARTY TRANSACTIONS

NEW YORK LIFE
The Company and several of its subsidiaries are party to a service agreement with New York Life, whereby New York Life provides services to the Company and such subsidiaries, including office space, legal, accounting, administrative, personnel and other services for which the Company and its subsidiaries are billed. The Company and its subsidiaries are charged for these services based upon allocation of costs incurred by New York Life developed through analyses of time spent on matters relating to the Company and its subsidiaries. Additionally, New York Life pays invoices on behalf of the Company and its subsidiaries for which New York Life will subsequently be reimbursed. The total amounts billed under this agreement for 2001 and 2000 are $39,623,000 and $46,058,000, respectively.


The liabilities for post-retirement benefits, other than pensions, are held by New York Life. The Company was allocated additional charges representing its share of the net periodic post-retirement benefits expense and post-employment benefits expense. At December 31, 2000, the Company owed New York Life $13,480,000 for post retirement benefits and $422,000 for post-employment benefits. The Company settled these payables in 2001.


The Company executed a promissory note with New York Life dated August 22, 2001 whereby the Company loaned New York Life $238,889,000. The note has a par value of $243,225,000 and an interest rate 3.3% per annum. Interest on the note is payable quarterly on each 21st of November, February, May and August until maturity on August 21, 2011. At December 31, 2001, the Company had a receivable from New York Life of $157,000 for interest on the loan.

The Company executed a promissory note with New York Life dated November 7, 2000 whereby the Company loaned New York Life $184,359,000 at the rate of 8.5475% per annum. Interest on the note is compound quarterly on each 15th of November, February, May and August until maturity on November 15, 2003. The Company recorded interest income on this loan of $16,475,000 and $2,319,000 in 2001 and 2000, respectively; these amounts are payable at maturity. This note was cancelled on February 11, 2001 (Note 12).

NYLACOR has an agreement with New York Life whereby New York Life reimburses NYLACOR on a monthly basis for actual costs incurred in connection with the administration of the long-term care product. These expenses and the associated reimbursements for the years ended December 31, 2001 and 2000, totaled $13,777,000 and $12,809,000, respectively. At December 31, 2001 and 2000,
$363,000 and $303,000, respectively, were due from New York Life under this agreement.

Eagle has an agreement with New York Life whereby Eagle provides financial planning, training and materials to New York Life, its employees and agents. For performance of these services, Eagle receives a consulting fee equal to all costs and expenses (except commissions, depreciation and federal taxes) paid or incurred by Eagle in performing such services. Eagle was reimbursed at 90% and 100% of these costs and expenses for 2001 and 2000, respectively. Consulting fees earned for the years ended December 31, 2001 and 2000, totaled $1,658,000 and $2,571,000, respectively. At December 31, 2001 and 2000, $23,000 was due to New York Life and $181,000 was due from New York Life, respectively, under this agreement.

On October 1, 1997 (amended July 19, 2000), Capital Corporation entered into a credit agreement with New York Life, whereby Capital Corporation agreed to make loans to New York Life in an aggregate principal amount up to, but not exceeding, $2,000,000,000, at any time. During 2001 and 2000, New York Life made interest payments totaling $12,837,000 and $1,265,000, respectively. At December 31, 2001, loans to and interest receivable from New York Life were $999,751,000 and $1,804,000, respectively. There was no loan or interest receivable outstanding from New York Life at December 31, 2000. This agreement and any loans made shall be automatically extended and renewed for additional one-year periods, unless either Capital Corporation or New York Life notifies the other to terminate the agreement. Additionally, under a separate agreement, New York Life retains Capital Corporation as an independent contractor to avail itself of Capital Corporation's expertise in connection with the issuance of commercial paper. As compensation for such services, New York Life has entered into an expense sharing agreement with Capital Corporation, whereby Capital Corporation charges to New York Life the costs and expenses paid or incurred by Capital Corporation. During 2001 and 2000, the total amounts billed under this agreement were $522,000 and $240,000, respectively.

Under separate agreements, New York Life retains NYLTEMPS and NYLINK as independent contractors to avail itself of each company's expertise in the areas of temporary employee services and enhancing agent relations, respectively. As compensation for such services, New York Life is charged for the costs and expenses paid or incurred by NYLTEMPS and NYLINK (excluding NYL Executive Benefits division). During 2001 and 2000, the total amounts earned under these agreements were $4,558,000 and $4,929,000, respectively.

NYL Trust is party to various agreements with New York Life, whereby NYL Trust acts as investment manager or passive trustee/contract holder for the New York Life Trust Company Collective Investment Trust, the New York Life Trust Company GS1 Vanguard Collective Investment Trust and various plans participating in New York Life's Stable Value account. Pursuant to these service agreements, fees are paid to NYL Trust in accordance with the current fee structure. Settlements between the parties are made monthly. During 2001 and 2000, fee income earned on these agreements were $237,000 and $256,000, respectively. At December 31, 2001 and 2000, amounts due to NYL Trust were $45,000 and $27,000, respectively.

NEW YORK LIFE INVESTMENT MANAGEMENT HOLDINGS LLC ("NYLIM HOLDINGS")

On March 23, 2001, Capital Corporation entered into a credit agreement with NYLIM Holdings, a wholly owned subsidiary of New York Life. Capital Corporation agreed to make loans to NYLIM Holdings in an aggregate principal amount up to, but not exceeding $163,000,000 at any time. Under this agreement, Capital Corporation received interest income of $368,000. This agreement terminated upon repayment of the outstanding balance on April 12, 2001.

NYLCAP MANAGER LLC ("NYLCAP MANAGER")
On August 3, 2000, Capital Corporation entered into a credit agreement with NYLCAP Manager, a wholly owned subsidiary of NYLIM Holdings. The Company agreed to make loans to NYLCAP Manager in an aggregate principal amount up to, but not exceeding $40,000,000 at any time. Under this agreement for the years ended 2001 and 2000, Capital Corporation received interest income of $2,500 and $2,000, respectively. No amounts were outstanding under this agreement at December 31, 2001 and 2000.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION ("NYLIAC")
Under an agreement with NYLIAC, a wholly owned subsidiary of New York Life, NYLIFE Securities directs and supervises NYLIAC's sale of variable annuity contracts and variable life insurance policies through separate accounts maintained by NYLIAC. NYLIFE Securities' expenses incurred in connection with the offering of these products are billed to New York Life. NYLIFE Securities earned commission revenue under this agreement of approximately $125,846,000 and $165,980,000 during 2001 and 2000, respectively. Related expenses reimbursed by New York Life totaled $2,078,000 and $1,713,000 during 2001 and 2000, respectively. At December 31, 2001 and 2000, $95,000 and $81,000 was due to New York Life, respectively.

NYLIFE DISTRIBUTORS
NYLIFE Securities has entered into a soliciting dealer agreement with NYLIFE Distributors, a wholly owned subsidiary of NYLIM Holdings, whereby NYLIFE Securities charges NYLIFE Distributors commissions for sales of the MainStay Funds by the registered representatives of NYLIFE Securities, for which the registered representatives are generally paid commissions. During 2001 and 2000, NYLIFE Securities recorded commission income of $53,046,000 and $68,331,000, respectively, under this agreement. At December 31, 2001 and 2000, accounts receivable from NYLIFE Distributors were $6,474,000 and $8,019,000, respectively.

NYL Trust is compensated by NYLIFE Distributors for directed trustee or custodian services provided to certain clients participating in New York Life's 401(k) Small plans. Pursuant to the service agreement, fees are paid to NYL Trust in accordance with the current fee structure. Settlement between the parties is made quarterly. During 2001 and 2000, fee income earned on this agreement were $267,000 and $117,000, respectively. At December 31, 2001 and 2000, fee income receivable from NYLIFE Distributors under this agreement were $76,000.

NYLIM SERVICE COMPANY LLC ("NYLIM SERVICE COMPANY")
NYL Trust is party to a service agreement with NYLIM Service Company, a wholly owned subsidiary of NYLIM Holdings, whereby NYLIM Service Company performs administrative functions and services for certain of the MainStay Fund (an affiliate of New York Life) accounts on behalf of NYL Trust. NYL Trust agrees to act as the fiduciary of such accounts. During 2001 and 2000, service fee expenses incurred by NYL Trust under this agreement were $2,567,000 and $3,767,000, respectively. A net settlement is made between NYL Trust and NYLIM Service Company annually. At December 31, 2001, the amount due to NYLIM Service Company totaled $2,300,000. In 2000, fees were collected by NYLIM Service Company and paid to NYL Trust. At December 31, 2000, amounts due to NYL Trust under this agreement were $380,000.

NYLIM AND NEW YORK LIFE BENEFIT SERVICES LLC ("BENEFIT SERVICES")
NYL Trust is compensated by NYLIM for directed trustee or custodian services provided to certain clients participating in New York Life's 401(k) Complete product. NYL Trust performs such services under a Service Agreement with NYLIM and Benefit Services, wholly owned subsidiaries of NYLIM Holdings. A net settlement is made between NYL Trust and NYLIM quarterly. During 2001 and 2000, expenses incurred to Benefit Services under this agreement were $0 and $372,000, respectively. At December 31, 2001 and 2000, $99,000 and $123,000 were receivable from NYLIM and Mainstay Management, respectively.



NYLIM
Beginning in 2001, NYLIM provides certain subsidiaries of the Company with certain services and facilities, including, but not limited to, personal administration, investment, legal, marketing, sales, tax, treasury and underwriting. As a result, NYLIM charges these subsidiaries a fee equal to the cost to NYLIM of providing such services and facilities, including all expenses, direct and allocated, reasonably and equitably determined by NYLIM to be attributable to the Company for services and facilities. During 2001, the total amount payable to NYLIM was $1,250,000.


NYLIFE Securities receives fees based on assets under management in the "Eclipse Money Market Fund Sweep Shares" fund. This fund is utilized as the sweep vehicle in brokerage accounts of the customers of NYLIFE Securities. NYLIFE Securities earned fees under this agreement of approximately $691,000 and $524,000 during 2001 and 2000, respectively. At December 31, 2001 and 2000, accounts receivable from NYLIM were $61,000 and $49,000 respectively.

NOTE 9 - INCOME TAXES

Through the date of conversion to limited liability company status, NYLIFE LLC and its 80% or more owned domestic subsidiaries were members of an affiliated group which joined in the filing of a consolidated federal income tax return with New York Life. Following their conversion, the income or loss of NYLIFE LLC and certain other subsidiaries which were also converted to limited liability companies, are included in New York Life's federal, state, and local taxable income. Subsidiaries that were not converted continue to be members of the same affiliated group and continue to join in filing a consolidated tax return with New York Life.

The tax allocation agreement both before and after the limited liability company conversions provide that each company will be allocated its share of tax expense or benefit determined generally on a separate company basis, but may, where applicable, allocate the tax benefits of operating or capital losses utilizable in the respective returns. Estimated payments for taxes are made between the related companies both before and after the conversion. State, local, and foreign tax returns generally are filed separately. The income tax receivable included $2,263,078 and $2,385,399 due from New York Life as of December 31, 2001 and 2000, respectively, pursuant to the tax allocation agreement.

The components of income tax expense (benefit) for each year are as follows (in thousands):

                                   2001           2000
                                 --------      ---------
Current
         Federal                 $ (2,644)     $ 123,617
         State                        149            243
         Foreign                   (1,043)        (3,433)
                                 --------      ---------
              Total Current        (3,538)       120,427
                                 --------      ---------
Deferred
         Federal                   23,822        (45,418)
         State                         (2)             7
                                 --------      ---------
              Total Deferred       23,820        (45,411)
                                 --------      ---------
              Total              $ 20,282      $  75,016
                                 ========      =========

Total income tax expense (benefit) is different from the amount computed using the statutory federal tax rate of 35% in 2001 and 2000 for the following reasons (in thousands):


                                                                       2001        2000
                                                                     -------     --------
Income tax expense (benefit) at statutory rate                       $28,345     $ 98,218
Gain on sale of subsidiary                                                --       11,907
State and local taxes, net of federal income tax benefit                  96          163
Amortization of goodwill                                                 122          241
Net foreign taxes                                                     (1,044)      (3,433)
Equity in non-consolidated affiliates                                 (6,215)       1,847
Non-deductible (gains) losses with respect to foreign operations      (1,202)      (1,584)
Undistributed (earnings) losses of subsidiaries                           --      (30,476)
Provision to return reconciliation                                        50       (2,687)
Other                                                                    130          820
                                                                     -------     --------
       Total income tax expense                                      $20,282     $ 75,016
                                                                     =======     ========

The net deferred tax liability at December 31, 2001 and 2000 is attributable to the following temporary differences (in thousands):

                                                   2001          2000
                                                 -------       -------
Deferred tax asset:

Non-deductible reserves                          $ 1,623       $ 1,014
Deferred compensation                                315         4,866
Investments in affiliates and partnerships        10,494        21,314
Depreciation                                         718           682
Other                                              3,030            --
                                                 -------       -------
       Gross deferred tax asset                   16,180        27,876
                                                 -------       -------

Deferred tax liability:

Investments in affiliates and partnerships            --            39
Unrealized appreciation of subsidiary             27,049        25,941
Undistributed earnings of ESI                     13,012        10,419
Depreciation                                       1,264            --
Unrealized investment gains                           57           128
Other                                                 54             2
                                                 -------       -------
       Gross deferred tax liability               41,436        36,529
                                                 -------       -------
Net deferred tax liability                       $25,256       $ 8,653
                                                 =======       =======


NOTE 10 - COMMITMENTS AND CONTINGENCIES

LEASES
The Company and its subsidiaries lease office space and certain office equipment under various agreements with various expiration dates. The leases contain provisions for payment of real estate taxes, building maintenance, electricity and rent escalations.

Future minimum lease payments under non-cancelable operating leases with original or remaining lease terms in excess of one year at December 31, 2001 are as follows (in thousands):

          2002                                          $1,198
          2003                                             625
          2004                                             606
          2005                                             493
          2006                                             475
          2007 & thereafter                              4,751
                                                        ------
          Total                                          8,148
          Less future sublease rental receipts           4,663
                                                        ------
          Total                                         $3,485
                                                        ======

LOANED SECURITIES
In connection with the Company's agreement with CSFB on August 22, 2001 (Note
6), the Company has agreed to loan CSFB up to 4,500,000 shares of ESI common stock. As of December 31, 2001, the Company has loaned CSFB 3,405,000 shares with a market value of $159,218,000, but was fully collateralized with the right of offset against its liabilities to CSFB under the agreement.

OTHER
The Company and its subsidiaries are defendants in various legal actions arising from its operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved as a party in various governmental, administrative and investigative proceedings and inquiries. Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above and other actions pending against the Company cannot be predicted. The Company nevertheless believes that the ultimate outcome of all pending litigation should not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

As part of NYLUK's sale of its common stock of Windsor Life Assurance Company ("WLAC") to LAHC in 1994, NYLUK became party to a Warranty and Indemnity Deed (guaranteed by the Company) which indemnified the outside investors against liabilities, costs and expenses with regard to specified matters, including the sale of personal pension plans between 1988 and 1994. NYLUK had established a $122,734,000 reserve for the maximum liability under the Warranty and Indemnity Deed. On June 14, 2001, the Company agreed to a settlement of the Warranty and Indemnity Deed and paid WLAC $42,574,000. The remaining reserve of $2,311,000 was released into income.

The Company along with NYLIFE Securities has a support agreement whereby the Company has agreed to absorb any liability which may be allocated to NYLIFE Securities as a result of a lawsuit alleging misrepresentations and misappropriation of funds by a New York Life agent. At December 31, 2001, plaintiffs were seeking over $122,500,000 in compensatory and punitive damages. At this time, neither the probability of loss nor the amount of the plaintiffs' recovery, if any, can be estimated.

In NYLIFE Securities' normal course of business, securities transactions of customers are introduced and cleared through a clearing broker. Pursuant to an agreement between NYLIFE Securities and the clearing broker, the clearing broker has the right to charge NYLIFE Securities for certain losses that result from transactions with such customers. NYLIFE Securities policy is, as necessary, to monitor its customer and clearing broker risk through the use of a variety of credit exposure reporting and control procedures, including reviewing the credit standing of the clearing broker dealer and each customer with which it conducts business.

Additionally, certain subsidiaries are subject to minimum net worth restrictions pursuant to regulatory requirements. At December 31, 2001 and 2000, the net worth of these subsidiaries exceeded the related requirements.

NOTE 11 - EMPLOYEE BENEFIT PLANS

During 1998, NYLACOR enabled employees to participate in the NYLIC Executive Officers' Deferred Compensation and Retirement Plan and Field Sales Employees' Deferred Compensation and Retirement Plan (the "Deferred Compensation Plan"). The Deferred Compensation Plan enables eligible employees to defer receipt of an elected percentage of their annual compensation to a later date. Annually, the Company matches 100% of eligible employee contributions up to 3% of each participant's eligible compensation. A liability equal to the market value of the participants' contributions plus Company matching contributions is included in accrued expenses and other payables in the accompanying statement of financial position. The Deferred Compensation Plan liability at December 31, 2001 and 2000, were $362,000 and $308,000, respectively. Deferred Compensation Plan company matching contributions were $8,900 and $3,900 for the years ended December 31, 2001 and 2000, respectively.

Certain subsidiaries sponsor 401(k) plans for employees. Contributions to the plans during 2001 and 2000 totaled $76,000 and $67,000, respectively.

NOTE 12 - SUBSEQUENT EVENTS

On January 1, 2002, the long-term care administration functions performed by NYLACOR were transferred to a separate division of New York Life and the Company plans to dissolve NYLACOR.

On February 11, 2002, the Company distributed the following net assets to New York Life in satisfaction of its declared distribution on December 21, 2001 (in thousands):

               Assets:
                    11,740,000 shares of ESI               $ 125,767
                    Receivable from New York Life            203,152
                    Goodwill and other assets                  8,049
               Liabilities:
                    TRACES note payable                     (199,960)
                    Derivative financial instruments         (64,371)
                    Net deferred tax liabilities              (9,404)
                                                           ---------
                 Total net assets                          $  63,233
                                                           =========

                               THE MAINSTAY FUNDS

                                 MAP EQUITY FUND
                                 CLASS I SHARES

                       STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2002




         Although not a Prospectuses, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectuses dated May 1, 2002 for the Mainstay Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (the "Prospectuses"), and should be read in conjunction with the Prospectuses. This SAI is incorporated by reference in and is made a part of the Prospectuses. The Prospectuses are available without charge by writing to NYLIFE Distributors Inc., (the "Distributor") NYLIM Center, 169 Lackawanna Avenue,, Parsippany, New Jersey 07054 or by calling 1-800-MAINSTAY (1-800-624-6782).



         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectuses, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by The MainStay Funds or the Distributor. This SAI and the related Prospectuses do not constitute an offer by The MainStay Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.



         Shareholder inquiries should be made by writing directly to MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC ("NYLIM SC"), the Trust's transfer agent, an affiliate of New York Life Investment Management LLC, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY (1-800-624-6782). In addition, you can make inquiries through your registered representative.



         The financial statements of the Fund, including the Statement of Assets and Liabilities and the Portfolio of Investments as of December 31, 2001, the Statement of Operations for the year ended December 31, 2001 and Statement of Changes in Net Assets for the years ended December 31, 2001 and 2000, the notes to Financial Statements, and the Report of Independent Accountants, all of which are included in the Fund's 2001 Annual Report to Shareholders, are hereby incorporated by reference into this SAI.

                                TABLE OF CONTENTS

                                                                            PAGE

THE MAINSTAY FUNDS.............................................................1
ADDITIONAL INFORMATION ABOUT THE FUND..........................................1
INVESTMENT PRACTICES AND INSTRUMENTS...........................................2
   TEMPORARY DEFENSIVE MEASURES; CASH EQUIVALENTS..............................2
   REPURCHASE AGREEMENTS.......................................................2
   LENDING OF PORTFOLIO SECURITIES.............................................3
   CONVERTIBLE SECURITIES......................................................3
   FOREIGN SECURITIES..........................................................4
   WARRANTS....................................................................5
   OPTIONS ON SECURITIES.......................................................5
   FUTURES TRANSACTIONS........................................................6
FUNDAMENTAL INVESTMENT RESTRICTIONS...........................................11
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.......................................12
TRUSTEES AND OFFICERS.........................................................13
   MANAGEMENT.................................................................13
   COMPENSATION...............................................................20
   CODES OF ETHICS............................................................20
THE MANAGER AND THE DISTRIBUTOR...............................................21
   MANAGEMENT AGREEMENT.......................................................21
   SUBADVISORY AGREEMENT......................................................22
   DISTRIBUTION AGREEMENT.....................................................22
   OTHER SERVICES.............................................................23
   EXPENSES BORNE BY THE TRUST................................................23
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................24
NET ASSET VALUE...............................................................25
   SHAREHOLDER INVESTMENT ACCOUNT.............................................27
   SHAREHOLDER SERVICING AGENT................................................27
PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE................................27
   HOW TO PURCHASE SHARES OF THE FUND.........................................27
   BY MAIL - INDIVIDUAL SHAREHOLDERS..........................................27
   BY TELEPHONE - INDIVIDUAL SHAREHOLDERS.....................................27
   BY WIRE - INDIVIDUAL SHAREHOLDERS..........................................28
   ADDITIONAL INVESTMENTS.....................................................28
   SYSTEMATIC INVESTMENT PLANS................................................28
   OTHER INFORMATION..........................................................29
   REDEMPTIONS AND EXCHANGES - INDIVIDUAL SHAREHOLDERS........................29
   SYSTEMATIC WITHDRAWAL PLAN - INDIVIDUAL SHAREHOLDERS.......................29
   DISTRIBUTIONS IN KIND......................................................30
   SUSPENSION OF REDEMPTIONS..................................................30
   EXCHANGE PRIVILEGES........................................................30
   INVESTORS SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE THEY PLACE AN
   EXCHANGE REQUEST...........................................................30
TAX-DEFERRED RETIREMENT PLANS.................................................31
   CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(k) FOR
   CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS.................................31
   INDIVIDUAL RETIREMENT ACCOUNT ("IRA")......................................31
   403(b)(7) TAX SHELTERED ACCOUNT............................................32
   GENERAL INFORMATION........................................................32
   CALCULATION OF PERFORMANCE QUOTATIONS......................................33

TAX INFORMATION...............................................................36
   TAXATION OF THE FUND.......................................................36
   CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS--GENERAL........................37
   TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS.......................38
   PASSIVE FOREIGN INVESTMENT COMPANIES.......................................38
   FOREIGN CURRENCY GAINS AND LOSSES..........................................39
   DISPOSITIONS OF FUND SHARES................................................39
   TAX REPORTING REQUIREMENTS.................................................40
   FOREIGN TAXES..............................................................40
   EXPLANATION OF FUND DISTRIBUTIONS..........................................40
   GENERAL INFORMATION........................................................40
   FUND OWNERSHIP.............................................................41
ORGANIZATION AND CAPITALIZATION...............................................41
   GENERAL....................................................................41
   VOTING RIGHTS..............................................................41
   SHAREHOLDER AND TRUSTEE LIABILITY..........................................41
   REGISTRATION STATEMENT.....................................................42
OTHER INFORMATION.............................................................42
   INDEPENDENT ACCOUNTANTS....................................................42
   TRANSFER AGENT.............................................................42
   CUSTODIANS.................................................................42
   LEGAL COUNSEL..............................................................42
APPENDIX A....................................................................43

                               THE MAINSTAY FUNDS


         The MainStay Funds (the "Trust") is an open-end investment management company (or mutual fund) currently consisting of 25 separate investment portfolios. This SAI pertains only to the Class I shares of the MAP Equity Fund (the "Fund"), a series of the Trust. New York Life Investment Management LLC (the "Manager" or "NYLIM") serves as the Manager for the Fund and has entered into a Sub-Advisory Agreement with Markston International, LLC ("Markston" or the "Subadvisor") with respect to the Fund.


         The Trust, formed January 9, 1986, is a Massachusetts business trust. The Fund is a diversified fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

                      ADDITIONAL INFORMATION ABOUT THE FUND


         The Prospectuses discusses the investment objectives of the Fund and the principal investment strategies to be employed in seeking to achieve those objectives. This section contains supplemental information concerning certain of the securities and other instruments in which the Fund may invest, the principal investment strategies the Fund may utilize, and certain risks involved with those strategies.



         THE FUND ALONE DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM.


         Investment decisions for the Fund are made independently from those of the other accounts and investment companies that may be managed by the Manager. However, if such other accounts or investment companies are prepared to invest in, or desire to dispose of, securities in which the Fund invests at the same time as another fund or another account managed by the Manager, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

         The Fund may invest in warrants. A warrant is a right which entitles its holder, for a specified period of time, to acquire a specified number of shares of common stock for a specified price per share. If the share price at the time the warrant is exercised exceeds the total of the exercise price of the warrant and its purchase price, the Fund experiences a gain to the extent this total is exceeded by the share price. However, if the share price at the time the warrant expires is less than the exercise price of the warrant, the Fund will suffer a loss of the purchase price of the warrant.

         The Fund restricts its investment in securities of foreign issuers to no more than 10% of the value of the Fund's total net assets. Such securities may be subject to additional federal taxes which would increase the cost of such investments and may be subject to foreign government taxes which could reduce the income yield on such securities.

         The Fund (1) may invest in closed-end investment companies that the Subadvisor believes may convert to open-end status within two years of investment and (2) may invest to seek to influence or control management and otherwise be an activist shareholder so long as the Board is consulted prior to any investments made for control purposes in order that the Board may consider whether it is appropriate to adopt special procedures.

         In addition, the Fund may also buy "restricted" securities which cannot be sold publicly until registered under the Securities Act of 1933. The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the Securities Act of 1933 has been completed. The Fund will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that the Fund will not have to pay all or some of these expenses.

                      INVESTMENT PRACTICES AND INSTRUMENTS


         The Fund may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectuses and elsewhere in this SAI.



TEMPORARY DEFENSIVE MEASURES; CASH EQUIVALENTS



         In times of unusual or adverse market conditions -- for temporary defensive purposes -- each Fund (other than the Equity Index Fund), may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or savings and loan associations if such obligations are federally insured; commercial paper (as described in this SAI); short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described above if such instruments are deemed by the Subadvisor to be of comparable high quality and liquidity. In addition, the Global High Yield, International Equity and International Bond Funds may hold foreign cash and cash equivalents.


REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or member firms of the National Association of Securities Dealers, Inc. that meet the repurchase agreement creditworthiness guidelines established by the Trustees.

         A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund or another custodian as agent for the Fund and the Fund's counterparty. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         The income on repurchase agreements may be subject to federal and state income taxes when distributed by the Fund as a dividend to shareholders.

         For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Manager seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. The Trustees have delegated to the Manager the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements and identification of sellers who they believe to be creditworthy and have authorized the Fund to enter into repurchase agreements with such sellers. If the other party to a repurchase agreement were to become bankrupt, the Fund could experience delays in recovering its investment or losses.

LENDING OF PORTFOLIO SECURITIES


         In accordance with guidelines adopted by the Board of Trustees, the Fund may seek to increase its income by lending portfolio securities to certain broker-dealers and institutions. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.



         As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with the Fund. However, the loans would be made only to firms deemed by the Manager to be creditworthy and approved by the Board, and when, in the judgment of the Manager, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Manager determines to make securities loans, it is intended that the value of securities loaned will not exceed 33% of the value of the total assets of the Fund. Under the guidelines adopted by the Board of Trustees, the Fund is prohibited from lending more than 5% of the Fund's total assets to any one counterparty.




CONVERTIBLE SECURITIES

         The Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Fund's portfolio include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

         Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

         As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.


         Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.


         A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

FOREIGN SECURITIES

         The Fund may invest in U.S. dollar-denominated and non-dollar-denominated foreign debt and equity securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks.


         Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. If foreign securities are determined to be illiquid then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Other risks involved in investing in the securities of foreign issuers include: differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Fund may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.



         Some foreign securities are issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.


         Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Developing countries have economic structures that are less mature. Furthermore, developing countries have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of developing countries generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

         ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts and International Depositary Receipts are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

WARRANTS

         The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

OPTIONS ON SECURITIES


         PURCHASING OPTIONS. The Fund may purchase put or call options which are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Fund will engage in such transactions only with firms the Manager deems to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.


         The Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable the Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

         The Fund may also purchase call options on securities it intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Fund may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

         SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

         The Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. The Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

         The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. The ability of the Fund to successfully utilize options may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

FUTURES TRANSACTIONS

         The Fund may purchase and sell stock index futures to hedge the equity portion of its securities portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contract. The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, the Fund may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. The Fund may also purchase and write put and call options on futures contracts of the type into which the Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Fund also may enter into futures contracts traded on foreign futures exchanges such as Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject the Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

         A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of the Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indices.



         When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures positions. Moreover, the Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.


         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.


         FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.


         Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

         On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. The Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.


         The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge the Fund's portfolio of securities or portion of a portfolio, perfect correlation between the Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when the Fund might wish to buy or sell a futures contract. If such securities are determined to be illiquid then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities


         SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.


         Stock index futures may be used to hedge the equity portion of the Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Fund may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Fund may enter into futures on debt securities indexes (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, the Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. The Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.


         The Fund does not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

         LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Fund will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.


         When purchasing a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.



         When selling a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).



         When selling a call option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.


         When selling a put option on a futures contract, the Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.


         The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Information."



         RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies what are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.


         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Fund generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.




         ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) delays in availability, than in the United States, of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS


         The Fund's investment restrictions set forth below are fundamental policies of the Fund; i.e., they may not be changed without a majority vote of the outstanding shares of the Fund, as defined in the 1940 Act. Except for those investment policies specifically identified as fundamental in the Prospectuses and this Statement of Additional Information, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.



         Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectuses apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, the Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.


THE FUND MAY NOT:

         1. With respect to 75% of total assets invest more than 5% of the value of its total assets in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund.

         2. Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that the Fund maintains asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets.

         3. Purchase securities if such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities or investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply.

         4. Purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate), commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for the Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction.

         5. Make loans to other persons, except loans of portfolio securities. The purchase of debt obligations and the entry into repurchase agreements in accordance with the Fund's investment objectives and policies are not deemed to be loans for this purpose.

         6. Act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities.

         7. Issue senior securities, except to the extent permitted under the Investment Company Act of 1940.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         In addition to the Trust's fundamental investment restrictions, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

         Unless otherwise indicated, all percentage limitations apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation.

THE FUND MAY NOT:

         (a) As an operating policy, the Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

         (b) As an operating policy, the Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

         (c) As an operating policy, the Fund may not invest in securities which are not readily marketable, or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities"), other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. The Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or in other instruments which for regulatory purposes or in the Manager's opinion may be deemed to be illiquid, such as a certain portion of options traded in the over-the-counter market, and securities being used to cover options the Fund has written.

         (d) As an operating policy, the Fund may not purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidated, acquisition, or reorganization.

         "Value" for the purposes of all investment restrictions shall mean the value used in determining the Fund's net asset value.

         The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Manager, pursuant to guidelines approved by the Trustees.

         The Manager takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by the Fund is liquid, including at least the following:

         (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

         (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

         (iii)    dealer undertakings to make a market in the 144A security; and

         (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

         To make the determination that an issue of 4(2) commercial paper is liquid, the Manager must conclude that the following conditions have been met:


         (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);


         (b)      the 4(2) commercial paper is rated:

                  (i) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs");or

                  (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

                  (iii) if the security is unrated, the Manager has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

         (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

                              TRUSTEES AND OFFICERS

MANAGEMENT

         The Board of Trustees oversees the management of the Trust and elects its officers. Each Board Member serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Board Members. The Trust's officers are responsible for the day-to-day operations of the Trust. Information pertaining to the Trustees and the executive officers of the Trust is set forth below.

                              INTERESTED TRUSTEES*



-----------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                           TERM OF                                             PORTFOLIOS
                                          OFFICE AND                                            IN FUND           OTHER
                                           LENGTH                   PRINCIPAL                    COMPLEX      DIRECTORSHIPS
   NAME, ADDRESS**         POSITION(S)     OF TIME                OCCUPATION(S)                 OVERSEEN         HELD BY
  AND DATE OF BIRTH        WITH TRUST      SERVED              DURING PAST 5 YEARS             BY TRUSTEE        TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman and    Chairman     Chief Executive Officer, Chairman            43             N/A
Date of Birth:            Trustee         since        and Manager, New York Life
10/8/50                                   January 1,   Investment Management LLC (including
                                          2002;        predecessor advisory organizations)
                                          Trustee      and New York Life Investment
                                          since 2000   Management Holdings LLC; Executive
                                                       Vice President, New York Life
                                                       Insurance Company; Director, NYLIFE
                                                       Distributors Inc.; Chairman and
                                                       Manager, McMorgan & Company LLC;
                                                       Manager, MacKay Shields LLC;
                                                       Executive Vice President, New York
                                                       Life Insurance and Annuity
                                                       Corporation; Chairman, Chief
                                                       Executive Officer and Director,
                                                       MainStay VP Series Fund, Inc. (19
                                                       portfolios); and Executive Vice
                                                       President and Chief Investment
                                                       Officer, MassMutual Life Insurance
                                                       Company (1993 to 1999).

                                                                                                                   N/A

Stephen C. Roussin        President,      Since 1997   President, Chief Operating Officer           45
Date of Birth: 7/12/63    Chief                        and Manager, New York Life
                          Executive                    Investment Management LLC (including
                          Officer and                  predecessor advisory organizations)
                          Trustee                      and New York Life Investment
                                                       Management Holdings LLC; Senior Vice
                                                       President, New York Life Insurance
                                                       Company; Director, NYLIFE
                                                       Securities Inc.; Chairman and
                                                       Director, NYLIFE Distributors Inc.;
                                                       Manager, McMorgan & Company LLC;
                                                       Chairman, Trustee and President,
                                                       Eclipse Funds, (4 portfolios);
                                                       Chairman and Director, Eclipse Funds
                                                       Inc. (14 portfolios); Chairman and
                                                       Trustee, New York Life Investment
                                                       Management Institutional Funds (3
                                                       portfolios); Senior Vice President,
                                                       Smith Barney (1994 to 1997).

Harry G. Hohn             Trustee         Since 1996   Retired. Chairman and Chief                  24        Director,
Date of Birth: 3/1/32                                  Executive Officer, New York Life                       Crompton
                                                       Insurance Company (1990 to                             Corporation
                                                       1997); Chairman
                                                       of the Board, Life
                                                       Insurance Council of New
                                                       York (1996 to 1997);
                                                       Director, Million Dollar
                                                       Roundtable Foundation (1996
                                                       to 1997).

Donald K. Ross            Trustee         Since 1991   Retired. Chairman, Chief Executive           24        Manager,
Date of Birth: 7/1/25                                  Officer and President, New York Life                   MacKay
                                                       Insurance Company (1981 to 1990).                      Shields LLC


----------


* These Trustees are considered to be "interested persons" of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields, McMorgan & Company LLC, Eclipse Funds, Eclipse

      Funds Inc., MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past 5 Years."

** The business address of each Trustee is 51 Madison Avenue, New York, New York 10010.

                             NON-INTERESTED TRUSTEES


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                                              TERM OF                                                PORTFOLIOS
                                             OFFICE AND                                               IN FUND         OTHER
                                               LENGTH                     PRINCIPAL                   COMPLEX      DIRECTORSHIPS
   NAME, ADDRESS**           POSITION(S)      OF TIME                  OCCUPATION(S)                 OVERSEEN        HELD BY
  AND DATE OF BIRTH          WITH TRUST        SERVED                DURING PAST 5 YEARS             BY TRUSTEE      TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Charlynn Goins               Trustee         Since 2001    Retired. Consultant to U.S. Commerce         24             N/A
Date of Birth: 9/15/42                                     Department, Washington, DC (1998 to
                                                           2000); Senior Vice President and
                                                           Director of International Marketing,
                                                           Prudential Mutual Funds and
                                                           Annuities (1990 to 1997).

Edward J. Hogan              Trustee         Since 1991    Rear Admiral U.S. Navy (Retired);            24             N/A
Date of Birth: 8/17/32                                     Independent Management Consultant.

Terry L. Lierman             Trustee         Since 1991    Partner, Health Ventures LLC; Vice           24             N/A
Date of Birth: 1/4/48                                      Chair, Employee Health Programs;
                                                           Partner, TheraCom (1994 to 2001);
                                                           President, Capitol Associates, Inc.
                                                           (1984 to 2001).

John B. McGuckian            Trustee         Since 1997    Chairman, Ulster Television Plc; Pro         24
Date of Birth:                                             Chancellor, Queen's University (1985
11/13/39                                                   to 2001).

Donald E. Nickelson          Trustee         Since 1994    Retired. Vice Chairman, Harbour              24        Director,
Date of Birth: 12/9/32                                     Group Industries, Inc. (leveraged                      W.P. Carey &
                                                           buyout firm).                                          Co., LLC

Richard S. Trutanic          Trustee         Since 1994    Managing Director, The Carlyle Group         24             N/A
Date of Birth: 2/13/52                                     (private investment firm); Chairman
                                                           and Chief Executive Officer, Somerset
                                                           Group (financial advisory firm);
                                                           Senior Managing Director, Groupe
                                                           Arnault (private investment firm)
                                                           (1999 to 2001).

----------


* The business address of each Trustee is 51 Madison Avenue, New York, New York 10010.

                        OFFICERS (WHO ARE NOT TRUSTEES)*


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER OF
                                                TERM OF                                                PORTFOLIOS
                                              OFFICE AND                                                IN FUND          OTHER
                                                LENGTH                      PRINCIPAL                   COMPLEX      DIRECTORSHIPS
   NAME, ADDRESS**          POSITION(S)         OF TIME                   OCCUPATION(S)                 OVERSEEN        HELD BY
  AND DATE OF BIRTH          WITH TRUST         SERVED                 DURING PAST 5 YEARS             BY TRUSTEE       TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce         Senior Vice        Since 1995      Senior Managing Director, New York          N/A             N/A
Date of Birth: 9/17/57     President                          Life Investment Management LLC
                                                              (including predecessor advisory
                                                              organizations); Senior Vice
                                                              President, New York Life Insurance
                                                              Company; Senior Vice President,
                                                              Eclipse Funds and Eclipse Funds
                                                              Inc.; Director, NYLIFE Distributors
                                                              Inc.

Patrick J. Farrell         Vice               Since 2001      Managing Director, New York Life            N/A             N/A
Date of Birth: 9/27/59     President,                         Investment Management LLC (including
                           Treasurer and                      predecessor advisory organizations);
                           Chief                              Treasurer, Chief Financial and
                           Financial and                      Accounting Officer, Eclipse Funds
                           Accounting                         Inc., Eclipse Funds, MainStay VP
                           Officer                            Series Fund, Inc., and New York Life
                                                              Investment Management Institutional
                                                              Funds; Assistant Treasurer, McMorgan
                                                              Funds (formerly McM Funds).

Robert A. Anselmi          Secretary          Since 2001      Senior Managing Director, General           N/A             N/A
Date of Birth:                                                Counsel and Secretary, New York Life
10/19/46                                                      Investment Management  LLC
                                                              (including predecessor advisory
                                                              organizations); Secretary, New York
                                                              Life Investment Management Holdings
                                                              LLC; Senior Vice President, New York
                                                              Life Insurance Company; Vice
                                                              President and Secretary, McMorgan &
                                                              Company LLC; Secretary, NYLIFE
                                                              Distributors Inc., Secretary,
                                                              MainStay VP Series Fund, Inc.,
                                                              Eclipse Funds Inc., Eclipse Funds
                                                              and New York Life Investment
                                                              Management Institutional Funds;
                                                              Managing Director and Senior
                                                              Counsel, Lehman Brothers Inc.,
                                                              (October 1998 to December 1999);
                                                              General Counsel and  Managing
                                                              Director, JP Morgan  Investment
                                                              Management Inc. (1986 to September
                                                              1998).

Richard W. Zuccaro         Tax Vice           Since 1991      Vice President, New York Life               N/A             N/A
Date of Birth:             President                          Insurance Company; Vice President,
12/12/49                                                      New York Life Insurance and Annuity
                                                              Corporation, NYLIFE Insurance
                                                              Company of Arizona, NYLIFE LLC,
                                                              NYLIFE Securities Inc., NYLIFE
                                                              Distributors Inc.; Tax Vice
                                                              President, New York Life
                                                              International, Inc.; Tax Vice
                                                              President, Eclipse Funds, Eclipse
                                                              Funds Inc., MainStay VP Series Fund,
                                                              Inc. and New York Life Investment
                                                              Management Institutional Funds.


----------

* Certain officers are considered to be "interested persons" of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past 5 Years."

** The business address of each officer is 51 Madison Avenue, New York, New York 10010.

BOARD OF TRUSTEES

         The Board of Trustees oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Valuation Committee, Valuation Subcommittee, Audit Committee, Dividend Committee, Nominating Committee and Brokerage Committee.

         The purpose of the Valuation Committee, which meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of the occurrence, is to oversee the implementation of the Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The members of the Valuation Committee include Gary E. Wendlandt (who replaced Richard M. Kernan, Jr. on 12/31/01), Stephen C. Roussin, Edward J. Hogan, Donald
E. Nickelson, Donald K. Ross, Robert A. Anselmi, Patrick J. Farrell, and Derek
D. Burke. There were four Valuation Committee meetings held during 2001.

         The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include Gary E. Wendlandt (who replaced Richard M. Kernan, Jr. on 12/31/01), Robert A. Anselmi, Derek D. Burke, Patrick J. Farrell, Stephen C. Roussin, Jill R Whitelaw, Donald
E. Nickelson, and Edward J. Hogan. There were thirteen Valuation Subcommittee meetings held during 2001.

         The purpose of the Audit Committee, which meets on an as needed basis, is (1) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and (3) to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit Committee include Edward J. Hogan, Charlynn Goins, Terry L. Lierman, John B. McGuckian, Donald E. Nickelson, and Richard S. Trutanic. There were two Audit Committee meetings held during 2001.

         The purpose of the Dividend Committee is to determine the appropriate dividend payout rates for all Classes of shares of the Funds. The members of the Dividend Committee include Patrick J. Farrell, Stephen C. Roussin, and Gary E. Wendlandt (who replaced Richard M. Kernan, Jr. on 12/31/01). There were two Dividend Committee meetings held during 2001.

         The purpose of the Nominating Committee is to (1) evaluate the qualifications of candidates and make nominations for independent trustee membership on the Board, (2) nominate members of committees of the Board and periodically shall review committee assignments, and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the independent trustees:
Edward J. Hogan, Charlynn Goins, Terry L. Lierman, John B. McGuckian, Donald E. Nickelson, and Richard S. Trutanic. There was one Nominating Committee meeting held during 2001.

         The purpose of the Brokerage Committee is to consider and report its recommendations to the full Board, as appropriate, concerning best execution issues and other brokerage matters for the Funds. The members of the Brokerage Committee include Charlynn Goins and Richard S. Trutanic. There was one Brokerage Committee meeting held during 2001.

         For the fiscal year ended December 31, 2001, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust is as follows:


                               INTERESTED TRUSTEES

-----------------------------------------------------------------------------------------------------------------------
                                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                           DOLLAR RANGE OF EQUITY SECURITIES IN THE      ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
    NAME OF TRUSTEE                         TRUST                       BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES.
-----------------------------------------------------------------------------------------------------------------------
   Gary E. Wendlandt                       N/A                                             N/A

   Stephen C. Roussin     $1 - $10,000 (Growth Opportunities Fund)                      over $100,000
                          $1 - $10,000 (International Bond Fund)
                          $10,001 - $50,000 (Blue Chip Growth Fund)
                          $10,001 - $50,000 (Small Cap Growth Fund)
                          $10,001 - $50,000 (Small Cap Value Fund)
                          $10,001 - $50,000 (Global High Yield Fund)
                          $10,001 - $50,000 (Value Fund)
                          $10,001 - $50,000 (Strategic Value Fund)
                          $50,001 - $100,000 (Equity Income Fund)
                          $50,001 - $100,000 (Research Value Fund)
                          $50,001 - $100,000 (High Yield Corporate
                          Bond Fund)

   Harry G. Hohn          $1 - $10,000 (Value Fund)                                     over $100,000
                          over $100,000 (Convertible Fund)
                          over $100,000 (Money Market Fund)

   Donald K. Ross         $10,001 - $50,000 (Money Market Fund)                         over $100,000
                          over $100,000 (Capital Appreciation Fund)
                          over $100,000 (Small Cap Growth Fund)
                          over $100,000 (Value Fund)

                             NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------------------------
                                                                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                           DOLLAR RANGE OF EQUITY SECURITIES IN THE       ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
    NAME OF TRUSTEE                         TRUST                        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES.
------------------------------------------------------------------------------------------------------------------------
   Charlynn Goins         $1 - $10,000 (Equity Income)                             $1 - 10,000

   Edward J. Hogan        $10,001 - $50,000 (High Yield Bond Fund)                 over $100,000
                          $10,001 - $50,000 (Equity Index Bond Fund)
                          $10,001 - $50,000 (Blue Chip Growth Fund)
                          $1 - $10,000 (Small Cap Growth Fund)
                          $1 - $10,000 (Mid Cap Growth Fund)
                          $1 - $10,000 (Select 20 Equity Fund)

   Terry L. Lierman       $10,001 - $50,000 (Value Fund)                           $10,001 - $50,000

   John B. McGuckian      N/A                                                      N/A

   Donald E. Nickelson    $50,000- $100,000 (MAP Equity Fund)                      $50,000 - $100,000

   Richard S. Trutanic    $1 - $10,000 (Total Return Fund)                         $1 - $10,000


         For the fiscal year ended December 31, 2001, each Trustee who is not an "interested person" of the Trust, and his immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Trust or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Trust as follows:

                             NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------------------------
                         NAME OF OWNERS AND                     TITLE OF                               PERCENT OF
NAME OF TRUSTEE      RELATIONSHIP TO TRUSTEE     COMPANY         CLASS       VALUE OF SECURITIES         CLASS
------------------------------------------------------------------------------------------------------------------------
Charlynn Goins                   N/A                                                 None

Edward J. Hogan                  N/A                                                 None

Terry L. Lierman                 N/A                                                 None

John B. McGuckian                N/A                                                 None

Donald E. Nickelson              N/A                                                 None

Richard S. Trutanic              N/A                                                 None

         In connection with the approval or re-approval of the Funds' Management Agreement and Sub-Advisory Agreements, the Trustees, including those Trustees who are not "interested persons" of the Trust, the Manager or any Subadviser (as the term is defined in the 1940 Act), requested and received from the Manager and Subadvisors, and reviewed, a wide variety of information. In approving or re-approving the agreements, and in evaluating the fairness of the compensation to be paid by each Fund, the Trustees took into account principally the nature, quality and extent of the services performed by the Manager and Subadvisors, in relation to fees received under the agreements. Thus, the Trustees considered the personnel, technical resources, operations, financial condition and investment management capabilities, methodologies and performance of the Manager and Subadvisors. The Trustees also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the Manager and Subadvisors of providing the services, and the profitability of the relationship with the Funds. In addition, the Trustees considered the brokerage services received by the Funds. These factors were considered by the Trustees at large, and also were considered by the independent Trustees meeting separately. Based on this review, it was the judgment of the Trustees and the independent Trustees that approval or re-approval of the agreements was in the interests of the Funds and their shareholders.



COMPENSATION



         The following Compensation Table reflects the compensation received by certain Trustees and/or officers, for the fiscal year ended December 31, 2001, from the Trust and from certain other investment companies (as indicated) that have the same investment adviser as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment adviser. The Independent Trustees of the Trust receive from the Trust an annual retainer of $45,000, a fee of $2,000 for each Board of Trustees meeting attended and a fee of $1,000 for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Lead Independent Trustee is also paid an annual fee of $20,000. Trustees who are affiliated with New York Life Insurance Company do not receive compensation from the Trust.



                               COMPENSATION TABLE



----------------------------------------------------------------------------------------------------------------------
                                                PENSION OR
                            AGGREGATE       RETIREMENT BENEFITS
                          COMPENSATION            ACCRUED                                       TOTAL COMPENSATION
   NAME OF PERSON,          FROM THE            AS PART OF        ESTIMATED ANNUAL BENEFITS       FROM THE TRUST
       POSITION              TRUST*            FUND EXPENSES           UPON RETIREMENT           PAID TO TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Edward J. Hogan,             $57,000                 0                        0                       $57,000
Trustee

Terry L. Lierman,            $55,000                 0                        0                       $55,000
Trustee

Donald E. Nickelson,         $76,000                 0                        0                       $76,000
Trustee

Richard S. Trutanic,         $51,000                 0                        0                       $51,000
Trustee

John B. McGuckian,           $55,000                 0                        0                       $55,000
Trustee



         As of December 31, 2001, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds.



CODES OF ETHICS



         The Trust, its Manager, its Distributor, and each of its Subadvisors, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Trust. A copy of each of the Codes of Ethics are on public file with, and are available from, the SEC.

                         THE MANAGER AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

         Pursuant to the Management Agreement between the Manager and the Trust, on behalf of the Fund, the Manager, subject to the supervision of the Trustees and in conformity with the stated policies of the Fund, administers the Fund's business affairs and has investment advisory responsibilities with respect to the Fund's portfolio securities.

         After an initial two-year period, the Management Agreement is subject to annual approval by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust or the Manager (as the term is defined in the 1940 Act).


         The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

         The Management Agreement provides that the Manager shall not be liable to the Fund for any error of judgment by the Manager or for any loss sustained by the Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.


         In connection with its administration of the business affairs of the Fund, and except as indicated in the Prospectuses under the heading "Manager and Distributor," the Manager bears the following expenses:


         (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager; and


         (b) all expenses incurred by the Manager in connection with administering the ordinary course of the Fund's business, other than those assumed by the Trust, as the case may be.

         For the period January 1, 1999 through June 8, 1999, Markston International received an advisory fee from the MAP-Equity Fund (the predecessor to the Fund) in the amount of $54,647. For the period June 9, 1999 through December 31, 1999, the management fee paid to MainStay Management in its capacity as manager of the Fund, after reimbursement, was $250,896. The management fee reimbursed was $65,954. For the fiscal years ended December 31, 2000 and December 31, 2001, the management fees paid to MainStay Management in its capacity as manager of the Fund, after reimbursement, were $611,620 and $1,395,321 respectively. The management fees reimbursed for the fiscal years ended December 31, 2000 and December 31, 2001 were $201,201 and $430,077 respectively.

SUBADVISORY AGREEMENT

         Pursuant to the Sub-Advisory Agreement between the Manager and Markston, the Fund's Subadvisor, subject to the supervision of the Trustees and the Manager and in conformity with the stated policies of the Fund, manages the Fund's portfolio, including the purchase, retention, disposition and loan of securities. As compensation for services, the Manager, not the Fund, pays the Fund's Subadvisor a monthly fee calculated on the basis of its average daily net assets during the preceding month at the annual rates of 0.45% up to $250 million; 0.40% from $250 million to $500 million; and 0.35% in excess of $500 million.

         After an initial two-year period, the Sub-Advisory Agreement is subject to annual approval by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust, the Manager or the Subadvisor.


         The Subadvisor has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Subadvisor bears the salaries and expenses of all of its personnel.


         The Sub-Advisory Agreement provides that the Subadvisor shall not be liable to the Fund for any error of judgment by a Subadvisor or for any loss suffered by the Fund except in the case of the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.


         For the period June 9, 1999 through December 31, 1999 and for the fiscal years ended December 31, 2000 and December 31, 2001, the Subadvisor received subadvisory fees in the amount of $190,110, $487,692 and $1,080,815, respectively.


DISTRIBUTION AGREEMENT


         NYLIFE Distributors Inc., a corporation organized under the laws of Delaware, serves as the Trust's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement dated January 1, 1994. NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives sales loads and distribution plan payments. The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes.


         The continuance of the Distribution Agreement for the Fund was approved by the Trustees, including a majority of the Independent Trustees, at an in-person meeting held on March 13, 2001.

         After an initial two-year period, the Distribution Agreement is subject to annual approval by the Board of Trustees. The Distribution Agreement is terminable at any time, without payment of a penalty, by vote of a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940
Act) of the Trust, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreement will terminate in the event of its assignment.

         First Priority Investment Corporation acted as distributor to the MAP-Equity Fund until April 30, 1999 pursuant to a Distributor's Agreement. For the fiscal year ended December 31, 1998 and the fiscal period from January 1, 1999 through May 30, 1999, the company received, $162,627 and $192,924, respectively, for its services as distributor.


         NYLIFE Distributors, Inc. retained sales charges of $10,715, $10,403 and $133,337 on sales of Class A shares for the period June 9, 1999 through December 31, 1999, for the fiscal years ended December 31, 2000 and December 31, 2001, respectively. The Distributor also received contingent deferred sales charges of $912 on redemptions of Class B shares for the period June 9, 1999 through December 31, 1999, $3,999, $24,503 and $2,485 for Class A, Class B and Class C shares for the fiscal year ended December 31, 2000 and $258, $92,880, and $5,448 for Class A, Class B and Class C shares for the fiscal year ended December 31, 2001.


OTHER SERVICES


         Pursuant to an Accounting Agreement with the Trust, dated October 24, 1997, the Manager performs certain bookkeeping and pricing services for the Fund. The Fund will bear an allocable portion of the cost of providing these services to the Trust.


         For the period June 9, 1999 through December 31, 1999, and for the fiscal years ended December 31, 2000 and December 31, 2001, the amount of recordkeeping fees paid to the Manager were $15,964, $36,961 and $51,006, respectively.


         In addition, the Fund may reimburse NYLIFE Securities, NYLIFE Distributors and MSS, a division of NYLIM SC, for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.


EXPENSES BORNE BY THE TRUST


         Except for the expenses to be paid by the Manager as described in the Prospectuses, the Trust, on behalf of the Fund, is responsible under its Management Agreement for the payment of expenses related to the Fund's operations, including (i) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated with the Manager, (iii) certain fees and expenses of the Trust's Custodians and Transfer Agent, (iv) the charges and expenses of the Trust's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of the Fund, in connection with its securities transactions, (vi) the fees of any trade association of which the Fund or the Trust is a member, (vii) the cost of share certificates representing shares of the Fund, (viii) reimbursement of a portion of the organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and Prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing Prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, (xi) any expenses assumed by the Fund pursuant to its plan of distribution, (xii) all taxes and business fees payable by the Fund to federal, state or other governmental agencies, and (xiii) costs associated with the pricing of the Fund's shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.


         The Fund has entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom it may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Fund experiences unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. The Fund does not intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Manager attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Trustees may determine, the Manager may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

         NYLIFE Securities (the "Affiliated Broker") may act as broker for the Fund. In order for the Affiliated Broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Fund will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

         Under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may cause the Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Manager's clients and not solely or necessarily for the benefit of the Trust. The Manager's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager as a consideration in the selection of brokers to execute portfolio transactions.

         In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Manager. Investment decisions for the Fund and for the Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

         To the extent the Fund's portfolio transactions are used to obtain the services described above, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be clearly determined. Such services would be useful and of value to the Manager in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager in carrying out its obligations to the Fund.


         For the periods June 9, 1999 through December 31, 1999, January 1, 2000 through December 31, 2000, and January 1, 2001 through December 31, 2001, total brokerage commissions paid were $33,115, $95,948 and $177,707 on portfolio transactions amounting to $37,595,693, $105,872,502 and $31,369, respectively. The amount of these brokerage commissions paid to brokers that provided research was $9,534, $30,482 and $192,201 for the same periods. There were no brokerage commissions paid to affiliated persons during either period.



         For the period January 1, 1999 through June 8, 1999, the MAP-Equity Fund (predecessor to the MAP Equity Fund) paid total brokerage commissions of $12,303 (on portfolio transactions amounting to $17,285,287) of which approximately 18% was paid to brokers that provided research.



         As of December 31, 2001 the Fund held common stock of American Express Credit Co. valued at $22,164.


         The Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

         The turnover rate for the Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented Funds, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may also result in the realization of an increase in net short-term capital gains by the Fund which, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

         The Trust determines the net asset value per share of the Class I shares of the Fund on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) for Class I shares of the Fund by taking the net assets attributable to that class, subtracting the liabilities attributable to that class and dividing the result by the total number of outstanding shares of the class.

         Portfolio securities are valued by appraising: (1) common and preferred stocks which are traded on the New York Stock Exchange (the "Exchange") or other exchanges and the National Association of Securities Dealers National Market System at the last sale price of the Exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any national security exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price; (2) over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the closing bid price supplied through such system; (3) over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by the Fund's Subadvisor if the prices are deemed by the Subadvisor to be representative of market values at the close of the first session of the New York Stock Exchange; (4) debt securities at prices supplied by a recognized pricing agent selected by the Subadvisor, which prices reflect broker-dealer-supplied valuations and electronic data processing techniques and/or matrix pricing if those prices are deemed by the Fund's Subadvisor to be representative of market values at the close of the first session of the New York Stock Exchange; (5) exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded; and (8) all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculations may be done by others. Money market instruments held by the Fund with a remaining maturity of 60 days or less are valued by the amortized cost method unless such method does not represent fair value. Forward foreign currency exchange contracts held by the Fund are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.


         Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank or broker-dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. For financial accounting purposes, the Trust recognizes dividend income and other distributions on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Trust is informed after the ex-dividend date.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset values are not calculated. Such calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.

         Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in the Fund's calculation of net asset value. However, the Manager may, in its judgement, determine that an adjustment to the Fund's net asset value should be made because intervening events have caused the Fund's net asset value to be materially inaccurate.

         The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

         To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the net asset value of such fund(s) or class(es) will be calculated as of December 31.

SHAREHOLDER INVESTMENT ACCOUNT

         A Shareholder Investment Account is established for each investor in the Fund, under which a record of the shares of the Fund held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the Fund, the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

SHAREHOLDER SERVICING AGENT

         The Fund may pay shareholder service fees, directly or indirectly to various entities (shareholders service agents) that provide services to shareholders. These may include broker-dealers, advisors, administrative service forms, banks and other financial institutions. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing shareholder servicing and recordkeeping functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations of those provisions, could prevent a bank from continuing to perform all or a part of such services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUND

         If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell shares of the Fund. If you are a participant in a "wrap account" or similar program, your investment professional will provide you with information.

BY MAIL - INDIVIDUAL SHAREHOLDERS

         Initial purchases of shares of the Fund should be made by mailing the completed application form to the investor's Registered Representative. Shares may be purchased at the NAV per share next determined after receipt in good order of the purchase order by the Fund plus any applicable sales charge.

BY TELEPHONE - INDIVIDUAL SHAREHOLDERS


         An investor may make an initial investment by having his or her Registered Representative telephone MSS between 8am and 6pm, eastern time, on any day the New York Stock Exchange is open. The purchase will be effected at the NAV per share next determined following receipt of the telephone order as described above. An application and payment must be received in good order by MSS within three business days. All telephone calls are recorded to protect shareholders and MSS. For a description of certain limitations on the liability of the Fund and MSS for transactions effected by telephone, see "Know How to Sell and Exchange Shares."

BY WIRE - INDIVIDUAL SHAREHOLDERS


         An investor may open an account and invest by wire by having his or her Registered Representative telephone MSS between 8am and 6pm, eastern time, to obtain an account number and instructions. For both initial and subsequent investments, U.S. denominated funds should be wired to:


State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
ABA No.: 011 0000 28 Attn.: Custody and Shareholder Services
For Credit: MainStay MAP Equity Fund-Class I
Shareholder Account No.____________________________
Shareholder Registration ____________________________
DDA Account Number 99029415

         An application must be received by MSS within three business days. The investor's bank may charge the investor a fee for the wire.


         To make a purchase effective the same day, the Registered Representative must call MSS by 12:00 noon eastern time, and federal funds must be received by the Shareholder Servicing Agent before 4:00 PM eastern time.


         Wiring money to the Trust will reduce the time a shareholder must wait before redeeming or exchanging shares because, when a shareholder purchases by check or by ACH payment, the Trust may withhold payment for up to 10 days from the date the check or ACH purchase is received.

ADDITIONAL INVESTMENTS

         Additional investments in the Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

SYSTEMATIC INVESTMENT PLANS

         The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases by certain qualified retirement plans, New York Life employee and agent investment plans, investments resulting from distributions by other New York Life products and NYLIFE Distributors products, and purchases by certain individual participants.

         Investors whose bank is a member of the Automated Clearing House ("ACH") may purchase shares of the Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MSS, toll free at 1-800-MAINSTAY (1-800-624-6782) (between 8:00 AM and 4:00 PM, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of the Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly,

$250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

OTHER INFORMATION

         Investors may, subject to the approval of the Trust, the Distributor, and the Manager, purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Manager intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time. An investor must call The MainStay Funds at 1-800-MAINSTAY (1-800-624-6782) before sending any securities.

         An investor in certain qualified retirement plans may open an account with a minimum investment of a lesser amount when permitted under such qualified retirement plan. The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

REDEMPTIONS AND EXCHANGES - INDIVIDUAL SHAREHOLDERS

         Shares may be redeemed directly from the Fund or through your Registered Representative. Shares redeemed will be valued at the NAV per share next determined after MSS receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an eligible guarantor institution. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MSS must be submitted before the redemption request will be accepted. The signature guarantee may be waived on a redemption of $100,000 or less which is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401.

         Upon the redemption of shares the Fund will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received. There will be no redemption, however, during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or the SEC deems an emergency to exist.

         The value of the shares redeemed from the Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

SYSTEMATIC WITHDRAWAL PLAN - INDIVIDUAL SHAREHOLDERS

         Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the same Fund at NAV. MSS acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable.

DISTRIBUTIONS IN KIND

         The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

         The Trust may suspend the right of redemption of shares of the Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

         Exchanges will be based upon the Fund's NAV per share next computed following receipt of a properly executed exchange request.


         Subject to the conditions and limitations described herein, Class I shares of the Fund may be exchanged for Class A shares of a MainStay Fund registered in the state of residence of the investor or where an exemption from registration is available and only with respect to MainStay Funds that are available for sale to new investors. An exchange may be made by either writing to MSS at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MSS at 1-800-MAINSTAY (1-800-624-6782) (8am to 6pm eastern time).



INVESTORS SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.


         Generally, shareholders may exchange their Class I shares of the Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request.

         In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MSS. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MSS to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. numbers. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges.

         It is the policy of The MainStay Funds to discourage frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, except for systematic exchanges, exchanges processed via MSS's automated system and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed on each trade date on which a shareholder makes an exchange and additional exchange requests may be denied.

                          TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

         Shares of the Fund may also be purchased as an investment under a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. The Fund may be used as a funding vehicle for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

         Shares of the Fund may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. Three types of IRAs are available--a traditional IRA, the Roth IRA and the Coverdell Education Savings Account.


         TRADITIONAL IRA. An individual may contribute as much as $3,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of
(i) $3,000 or (ii) the sum of (a) the compensation includible in the working spouse's gross income plus (b) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for an IRA contribution by a married couple is $6,000.


         Eligible individuals age 50 and older may make additional contributions. The maximum limit for a catch-up contribution is $500 per taxable year for 2002 through 2005, and $1,000 for 2006 and beyond.


         An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA which is deductible for federal income tax purposes. For the 2002 tax year, a contribution is deductible only if the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($54,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $54,000 and $64,000; $34,000 for a single individual, with a phase-out for adjusted gross income between $34,000 and $44,000). These phase-out limits will gradually increase, eventually reaching $50,000 - $60,000 for single filers in 2005 and thereafter (and reaching $80,000 - $100,000 if married filing jointly in 2007 and thereafter). In addition, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000 ($0-$10,000 for non-participant spouses filing a separate return). However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.


         Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time homebuyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

         ROTH IRAs. Roth IRAs are a form of individual retirement account which feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $3,000 ($6,000 for a married couple, $3,500 for individuals over age 50 and $7,000 for a married couple over age 50) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.


         COVERDELL EDUCATION SAVINGS ACCOUNTS. Eligible individuals over age 50 and older may make additional contributions. The maximum limit for a catch-up contribution is $500 per taxable year for 2002 through 2005, and $1,000 for 2006 and beyond. A taxpayer may make non-deductible contributions of up to $2,000 per year per beneficiary to an Coverdell Education Savings Accounts. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special need beneficiary. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($190,000
- $220,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in an Coverdell Education Savings Accounts when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to a penalty tax upon distribution.


         All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Coverdell Education Savings Accounts combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.


403(B)(7) TAX SHELTERED ACCOUNT

         Shares of the Fund may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b)(7) TSA plans) made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b)(7) TSA plan.

GENERAL INFORMATION

         Shares of the Fund may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

         The custodial agreements and forms provided by the Fund's Custodian and Transfer Agent designate New York Life Trust Company as custodian for IRAs and 403(b)(7) TSA plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

         The federal tax laws applicable to retirement plans, IRAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor before establishing any of the tax-deferred retirement plans described above.

CALCULATION OF PERFORMANCE QUOTATIONS

         From time to time the Fund may publish its yield and/or average annual total return in advertisements and communications to shareholders. The average annual total return is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.


         Quotations of the Fund's average annual total return will be calculated according to the following SEC formulas. The figures below are based on the performance of the Mutual Benefit Fund prior to June 9, 1999, which was renamed the MAP-Equity Fund in 1995. The shareholders of the MAP-Equity Fund approved an Agreement and Plan of Reorganization at their June 3, 1999 meeting. On June 9, 1999 the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund and existing MAP-Equity Fund shareholders became Class I shareholders of MainStay Map Equity Fund.



         AVERAGE ANNUAL TOTAL RETURN. The "average annual total return" figure for a Fund shows the average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of a Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent 1-, 5- and 10-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Quotations of average annual total return for a Fund are expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods calculated pursuant to the following formula:



         P(1+T)(n) = ERV

         Where:

         P= a hypothetical initial payment of $1,000.
         T= average annual total return.
         n= number of years
         ERV=ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, and 10-year periods at the end of the 1-,5- and 10-year periods (or fractional portion).



         The average annual total returns of the MAP Equity Fund's Class I Shares for the 1-year, and, as applicable, 5-year and 10-year periods ended December 31, 2001 were 2.36%, 15.31% and 15.27%, respectively.



         AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). Quotations of average annual total return (after taxes on distributions) are expressed in terms of the average annual compounded rates of return over the 1-year, and, as applicable, 5-year and 10-year periods ended December 31, 2001, and the period from inception to December 31, 2001, that would equate the initial $1,000 investment according to the following formula:



         P(1+T)(n) = ATV(D)

         Where:

         P = a hypothetical initial payment of $1,000.
         T = average annual total return (after taxes on distributions).
         n = number of years.
         ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.



         The average annual total returns (after taxes on distributions) of the MAP Equity Fund's Class I Shares for the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 2001 were -2.69%, 12.68% and 11.53%, respectively.



         AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION). Quotations of average annual total return (after taxes on distributions and redemption) are expressed in terms of the average annual compounded rates of return over the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 2001, and the period from inception to December 31, 2001, that would equate the initial $1,000 investment according to the following formula:



         P(1 + T)(n) = ATV(DR)

         Where:

         P = a hypothetical initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemption).
         n = number of years.
         ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.



         The average annual total returns (after taxes on distributions and redemption) of the Class A shares of the Funds for the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 2001 were -1.43%, 11.78% and 10.99%, respectively.


         The performance data quoted represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


         The Fund may also include its current dividend rate in its Prospectuses, in supplemental sales literature, or in communications to shareholders. The current dividend rate of each Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of the Fund's performance including (i) realized and unrealized capital gains and losses, which are reflected in calculations of the Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

         Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's yield, current dividend rate, total return or tax-equivalent yield of any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax-equivalent yield may be in any future period.

         In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

         From time to time, advertising and sales literature for the Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager, and other pertinent facts relating to the management of the Fund.

         From time to time the Fund may publish an indication of its past performance as measured by independent sources such as Lipper Inc., Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

         In addition, performance information for the Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the S&P 500(R) Index, the Salomon Brothers(R) Broad Investment Grade Bond Index, the Morgan Stanley Capital International indexes, the Dow Jones(R) Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers(R) World Government Benchmark Bond Index, the Salomon Brothers(R) Non-U.S. Dollar World Government Bond Index, the Lehman Brothers(R) Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Fund. Advertisements for the Fund may also include general information about the performance of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


         From time to time, advertisements for the Fund may include general information about the services and products offered by the Fund, other MainStay Funds, Eclipse Funds, Eclipse Funds Inc., NYLIM Institutional Funds and/or New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                              TAXATION OF THE FUND

         The following summarizes certain federal income tax considerations generally affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

         The Fund intends to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities on any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

         Certain requirements relating to the qualification of the Fund as a regulated investment company may limit the extent to which the Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if the Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

         A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

         Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund currently intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Provided that the Fund qualifies as a regulated investment company, under the Code, it generally will not be subject to any excise or income taxes in Massachusetts. The Fund's investments, if any, or in Passive Foreign Investment Companies, as explained below, may cause the Fund to become liable for certain taxes. Investors that are tax-exempt organizations should carefully consider whether distributions of the Fund's earnings will be subject to tax in their hands.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS--GENERAL

         Assuming the Fund qualifies as a RIC, distributions of taxable net investment income and net short-term capital gains in excess of net long-term capital losses will be treated as ordinary income in the hands of shareholders.

         If the Fund's investment income is derived exclusively from sources (such as interest) other than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations. If a portion of the Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of the Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includible in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

         Distributions of the Fund's net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gains, regardless of how long a Shareholder has held the Fund's shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

         If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. As a result, such capital gains would be taxable to the shareholders. Shareholders would be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities and would be entitled to increase the adjusted tax basis of the Fund shares by the difference between their pro-rata share of such gains and their tax credit.

         Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would generally be taxable to the shareholder (except to the extent the distribution is an exempt interest dividend as described below) as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which may nevertheless be taxable to them.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Any distributions that are not from the Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain.

Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of such share on the reinvestment date.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

         Many of the options, futures contracts and forward contracts entered into by the Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by the Fund are "marked-to-market" at the times required pursuant to the Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

         Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

         Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to the Fund are not entirely clear. The hedging transactions in which the Fund engages may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.

         The diversification requirements applicable to the Fund's status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

PASSIVE FOREIGN INVESTMENT COMPANIES

         The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not invest in PFIC shares.

FOREIGN CURRENCY GAINS AND LOSSES

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, the Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

DISPOSITIONS OF FUND SHARES

         Upon redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of the Fund were capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year. A loss realized by a shareholder on the redemption, sale or exchange of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

TAX REPORTING REQUIREMENTS

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. As discussed above, certain dividends paid in January will be treated as received by shareholders on the prior December 31. Redemptions of shares, including exchanges for shares of another Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements. Each shareholder should consult his or her own tax advisor to determine the tax status of Fund distributions and/or gains from redemptions in his or her own state and locality (or foreign country).

         Under the federal income tax law, the Fund will be required to report to the IRS all distributions of income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, all such taxable distributions and proceeds from the redemption or exchange of the Fund's shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns.

         If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

FOREIGN TAXES

         Investment income and gains received by the Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's stockholders. Since the percentage of Fund's total assets which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which the Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

EXPLANATION OF FUND DISTRIBUTIONS

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

GENERAL INFORMATION

         The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and non-U.S. tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on distributions of net investment income and short-term capital gains to him or her.

FUND OWNERSHIP

         As of April 1, 2001, Officers and Trustees of the Fund, as a group, own less than 1% of the shares of the Fund.

         Also as of that date, certain shareholders of record owned 5% or more of shares of the Fund. These shareholders and any shareholder known by the Fund to own beneficially 5% or more of shares of the Fund are listed in the table below:


                  SHAREHOLDER         PERCENTAGE OF SHARES OWNED       OWNED SHARES
New York Life Progress-Sharing
Investment Plan Program
c/o Lynne M. Cohn
51 Madison Ave. Rm. 513
New York, NY 10010                                 9.59%                 361,382.9640

New York Life Trust Company
Client Accounts
51 Madison Ave. Rm. 117A
New York, NY 10010                                28.47%               1,073,360.8920



         As of April 1, 2002, no persons beneficially owned 25% or more of the shares of the Fund.


                         ORGANIZATION AND CAPITALIZATION

GENERAL

         The Fund is a separate series of an open-end investment company, the Trust, established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Fund was originally formed as the Mutual Benefit Fund, a Delaware corporation. The Fund was renamed the MAP-Equity Fund in 1995. The Map-Equity Fund was reorganized as the MainStay MAP Equity Fund on June 9, 1999.

VOTING RIGHTS

         Shares entitle their holders to one vote per share; however, separate votes will be taken by each class on matters affecting the Fund or a particular class of shares issued by the Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENT


         This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.



         Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.


                                OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected as independent accountant of the Trust. The Fund's Annual Report, which is incorporated by reference in this SAI, has been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent accountant, given on the authority of said firm as experts in auditing and accounting.

TRANSFER AGENT

         NYLIM Service Company, LLC ("NYLIM SC") an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Fund. NYLIM SC has its principal office and place of business at NYLIM Center, 169 Lackawanna Avenue, Parsippany, NJ 07054. Pursuant to its Transfer Agency and Service Agreement dated April 28, 1997 with the Trust, NYLIM SC provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Fund pays NYLIM SC fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by NYLIM SC. NYLIM SC has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 66 Brooks Drive, Braintree, Massachusetts 02184-3839 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services.

CUSTODIANS

         The Bank of New York ("BONY") serves as custodian for the Fund. The Trust has also appointed BONY as its foreign custody manager with respect to certain securities held outside of the United States. BONY has its principal office at 48 Wall Street, New York, New York 10286.

LEGAL COUNSEL

         Dechert, 1775 Eye Street N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

--------------------------------------------------------------------------------

                         MOODY'S INVESTORS SERVICE, INC.

--------------------------------------------------------------------------------

         Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

         Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

         MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.



--------------------------------------------------------------------------------


                                STANDARD & POOR'S


--------------------------------------------------------------------------------

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

INVESTMENT GRADE

         AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

         Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC:An obligation rated CC is currently highly vulnerable to nonpayment.

         C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

         D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized. Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

         A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

a.   EXHIBITS:

           (1) Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.01 Per Share dated October 26, 1992 - Previously filed as
                      Exhibit 1(b) to Post-Effective Amendment No. 16*

           (2) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 11*

           (3) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.0l Per Share
                      - Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 23*

           (4) Form of Declaration of Trust as Amended and Restated December 31, 1994 - Previously filed as Exhibit a(4) to Post-Effective Amendment No. 53*

           (5) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share
                      - Previously filed as Exhibit 1(e) to Post-Effective Amendment No. 28*

           (6) Form of Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(g) to Post-Effective Amendment No. 35*

           (7) Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share - Previously filed as Exhibit 1(h) to Post--Effective Amendment No. 38*

           (8) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.0l Per Share - Previously filed as Exhibit 1(i) to Post-Effective Amendment No. 47*

           (9) Establishment and Designations of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(10) to Post-Effective Amendment No. 51*

           (10) Establishment and Designations of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(11) to Post-Effective Amendment No. 51*

           (11) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share - Previously filed as Exhibit a(11) to Post-Effective Amendment No. 55*


           (12) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $0.01 Per Share relating to the Mainstay U.S. Large Cap Equity Fund
                      - Previously filed as Exhibit (a)(12) to Post-Effective Amendment No. 58*



b. Amended and Restated By-Laws dated December 31, 1994 - Previously filed as Exhibit 2(b) to Post-Effective Amendment No. 32*

c. See the Declaration of Trust, as amended and supplemented from time to time (Exhibit 23(a)(1)-(11)) and the Amended and Restated By-Laws dated December 31, 1994 (Exhibit 23(b))

d.         (1)        (a)        Form of Management Agreement between The
                                 MainStay Funds and MainStay MainStay
                                 Management, Inc. - Previously filed as Exhibit d(1)(a) to Post- Effective Amendment No. 53*

                      (b) Amendment to Management Agreement between The MainStay Funds and MainStay Management, Inc. - Previously filed as Exhibit d(1)(b) to Post-Effective Amendment No. 53*


                      (c) Form of Management Agreement between the MainStay Funds and New York Life Investment Management LLC, on behalf of the Mid Cap Growth Fund and Select 20 Equity Fund - Previously filed as Exhibit d(1)(c) to Post-Effective Amendment No. 56*



                      (d) Form of Management Agreement between The Mainstay Funds and New York Life Investment Management LLC on behalf of the U.S. Large Cap Equity Fund - Previously filed as Exhibit
                                 (d)(1)(d) to Post-Effective Amendment No. 58*



                      (e) Substitution Agreement by and among MainStay Management LLC, New York Life Investment Management LLC and The MainStay Funds - Previously filed as Exhibit d(1)(d) to Post-Effective Amendment No. 56*



                      (f) Substitution Agreement by and among MainStay Management LLC, New York Life Investment Management and MacKay Shields LLC - Previously filed as Exhibit d(1)(e) to Post-Effective Amendment No. 56*



                      (g) Substitution Agreement by and among MainStay Management LLC, New York Life Investment Management and Dalton, Greiner, Hartman, Maher & Co. - Previously filed as Exhibit d(1)(f) to Post-Effective Amendment No. 56*



                      (h) Substitution Agreement by and among MainStay Management LLC, New York Life Investment Management and Gabelli Asset Management Company
                                 - Previously filed as Exhibit d(1)(g) to Post-Effective Amendment No. 56*



                      (i) Substitution Agreement by and among MainStay Management LLC, New York Life Investment Management LLC and John A Levin & Co., Inc. - Previously filed as Exhibit d(1)(h) to Post-Effective Amendment No. 56*



                      (j) Substitution Agreement by and among MainStay Management LLC, New York Life Investment Management LLC and Markston International, LLC
                                 - Previously filed as Exhibit d(1)(i) to Post-Effective Amendment No. 56*


           (2)        (a)        (i)        Form of Sub-Advisory Agreement -
                                            Strategic Value Fund - Previously
                                            filed as Exhibit 5(b)(1) to
                                            Post-Effective Amendment No. 38*

                                 (ii)       Amendment to Form of Sub-Advisory
                                            Agreement - Strategic Value Fund -
                                            Previously filed as Exhibit
                                            d(2)(a)(ii) to Post-Effective
                                            Amendment No. 53*

                      (b)        (i)        Sub-Advisory Agreement - Blue Chip
                                            Growth Fund - Previously filed as
                                            Exhibit d(2)(c) to Post-Effective
                                            Amendment No. 51*

                                 (ii)       Amendment to Sub-Advisory Agreement
                                            - Blue Chip Growth Fund - Previously
                                            filed as Exhibit d(2)(b)(ii) to
                                            Post-Effective Amendment No. 53*

                      (c)        (i)        Sub-Advisory Agreement - Growth
                                            Opportunities Fund - Previously
                                            filed as Exhibit d(2)(d) to
                                            Post-Effective Amendment No. 51*

                                 (ii)       Amendment to Sub-Advisory Agreement
                                            - Growth Opportunities Fund -
                                            Previously filed as Exhibit
                                            d(2)(c)(ii) to Post-Effective
                                            Amendment No. 53*

                      (d)        (i)        Sub-Advisory Agreement - Research
                                            Value Fund - Previously filed as
                                            Exhibit d(2)(e) to Post-Effective
                                            Amendment No. 51*

                                 (ii)       Amendment to Sub-Advisory Agreement
                                            - Research Value Fund - Previously
                                            filed as Exhibit d(2)(d)(ii) to
                                            Post- Effective Amendment No. 53*

                      (e)        (i)        Sub-Advisory Agreement - Small Cap
                                            Value Fund - Previously filed as
                                            Exhibit d(2)(f) to Post-Effective
                                            Amendment No. 51*

                                 (ii)       Amendment to Sub-Advisory Agreement
                                            - Small Cap Value Fund - Previously
                                            filed as Exhibit d(2)(e)(ii) to
                                            Post- Effective Amendment No. 53*

                      (f)        (i)        Sub-Advisory Agreement - Equity
                                            Index Fund - Previously filed as
                                            Exhibit d(2)(g) to Post-Effective
                                            Amendment No. 51*

                                 (ii)       Amendment to Sub-Advisory Agreement
                                            - Equity Index Fund - Previously
                                            filed as Exhibit d(2)(f)(ii) to
                                            Post-Effective Amendment No. 53*

                      (g)        (i)        Sub-Advisory Agreement -
                                            MacKay-Shields Financial Service
                                            Corporation - Previously filed as
                                            Exhibit d(2) (h) to Post-Effective
                                            Amendment No. 51*

                                 (ii)       Amendment to Sub-Advisory Agreement
                                            - MacKay-Shields LLC - Previously
                                            filed as Exhibit d(2)(g)(ii) to
                                            Post-Effective Amendment No. 53*

                                 (iii) Amended and Restated Schedule A to the Sub-Advisory Agreement -
                                            Previously filed as Exhibit
                                            d(2)(g)(iii) to Post-Effective
                                            Amendment No. 54*

                      (h)        (i)        Form of Sub-Advisory Agreement - MAP
                                            Equity Fund - Previously filed as
                                            Exhibit d(2)(i) to Post-Effective
                                            Amendment No. 51*

                                 (ii)       Amendment to Sub-Advisory Agreement
                                            - MAP Equity Fund - Previously filed
                                            as Exhibit d(2)(h)(ii) to
                                            Post-Effective Amendment No. 53*


                      (i) Form of Sub-Advisory Agreement between New York Life Investment Management LLC and McMorgan &
                                            Company LLC on behalf of the U.S.
                                            Large Cap Equity Fund -
                                            Previously filed as Exhibit
                                            d(2)(i) to Post-Effective
                                            Amendment No. 58*





e.         (1)        (a)        Distribution Agreement between the MainStay
                                 Funds and NYLIFE Distributors Inc. (Composite including Capital Appreciation, Value,
                                 Convertible, Global, Total Return, National
                                 Resources/Gold Metals Fund, High Yield
                                 Corporate Bond, Government, Tax Free Bond and
                                 Money Market Funds) - Previously filed as
                                 Exhibit e(1)(a) to Post-Effective Amendment No.
                                 53*

                      (b) Distribution Agreement between MainStay Funds and NYLIFE Distributors Inc. for the California Tax Free and New York Tax Free Funds - Previously filed as Exhibit e(1)(b) to Post-Effective Amendment No. 53*

                      (c) Distribution Agreement between MainStay Funds and NYLIFE Distributors Inc. for the Equity Index Fund - Previously filed as Exhibit e(1)(c) to Post-Effective Amendment No. 53*

                      (d) Distribution Agreement between MainStay Funds and NYLIFE Distributors Inc. for the International Equity and International Bond Funds - Previously filed as Exhibit e(1)(d) to Post-Effective Amendment No. 53*

                      (e) Distribution Agreement between MainStay Funds and NYLIFE Distributors Inc. for the Strategic Income, Strategic Value, Blue Chip Growth, Research Value, Small Cap Value, Growth Opportunities, Small Cap Growth, Equity Income,

                                 Global High Yield and MAP Equity Funds -
                                 Previously filed as Exhibit e(1)(e) to
                                 Post-Effective Amendment No. 53*

                                 (i) Amended and Restated Appendix A and B to the Distribution Agreement - Previously filed as Exhibit e(1)(e)(i) to Post-Effective
                                            Amendment No. 54*

           (2)        (a)        Form of Soliciting Dealer Agreement -
                                 Previously filed as Exhibit e(2)(a) to
                                 Post-Effective Amendment No. 53*

f.         Inapplicable

g. Special Custody Agreement with State Street Bank - Previously filed as Exhibit g to Post- Effective Amendment No. 53*

           (1) Custodian Contract with State Street Bank and Trust Company - Previously filed as Exhibit g(1) to Post-Effective Amendment No. 53*

                      (i) Amendment to Custodian Contract dated 6/23/98 - Previously filed as Exhibit g(1)(i) to Post-Effective Amendment No. 53*

                      (ii) Amendment to Custodian Contract dated 1/27/97 - Previously filed as Exhibit g(1)(ii) to Post-Effective Amendment No. 53*

                      (iii) Amendment to Custodian Contract dated 5/12/89 - Previously filed as Exhibit g(1)(iii) to Post-Effective Amendment No. 53*

                      (iv) Amendment to Custodian Contract dated 6/30/88 - Previously filed as Exhibit g(1)(iv) to Post-Effective Amendment No. 53*

                      (v) Amendment to Custodian Contract dated 4/27/92 - Previously filed as Exhibit g(1)(v) to Post-Effective Amendment No. 53*

                      (vi)       Amendment to Custodian Contract dated 10/25/88
                                 - Previously filed as Exhibit g(1)(vi) to Post-Effective Amendment No. 53*

           (2) Fee schedule for Custodian Contract with State Street Bank and Trust Company - Previously filed as Exhibit g(2) to Post-Effective Amendment No. 53*



                      (i) Amendment to Custodian Contract dated July 2, 2001 - Previously filed as Exhibit g(2)(i) to Post-Effective Amendment No. 58*


           (3) Custodian Contract with The Bank of New York - Previously filed as Exhibit 8(a) to Post-Effective Amendment No. 7*

h.         (1)        (a)        Form of Transfer Agency Agreement - Previously
                                 filed as Exhibit h(l)(c) to Post-Effective
                                 Amendment No. 51*

                                 (i) Amended and Restated Fee Schedule to the Transfer Agency Agreement - Previously filed as Exhibit h(1)(a)(i) to Post-Effective
                                            Amendment No. 54*

                      (b) Form of Sub-Transfer Agency Agreement - Previously filed as Exhibit h(l)(d) to Post-Effective Amendment No. 51*

                                 (i) Amended and Restated Schedule A to the Sub-Transfer Agency Agreement - Previously filed as Exhibit h(1)(b)(i) to Post-Effective
                                            Amendment No. 54*

           (2) Form of Guaranty Agreement - Equity Index Fund - Previously filed as Exhibit h(2) to Post-Effective Amendment No. 53*

           (3) Form of Service Agreement with New York Life Benefit Services, Inc. - Previously filed as Exhibit 9(g) to Post-Effective Amendment No. 37*

           (4) Fund Accounting Agreement - Previously filed as Exhibit h(8) to Post-Effective Amendment No. 51*

i.         (1)        Opinion and consent of counsel as to the original series -
                      Previously filed as Exhibit 10 to Post-Effective Amendment
                      No. 45*

           (2) Opinion and consent of counsel as to the MainStay Mid Cap Growth Fund and the MainStay Select 20 Equity Fund - Previously filed as Exhibit i to Post-Effective Amendment No. 55*


           (3)        Opinion and consent of counsel as to the MainStay U.S.
                      Large Cap Equity Fund**



j.         Consent of Independent Accountants**


k.         Not applicable.

1.         Not applicable.

m.         (1)        Plan of Distribution pursuant to Rule 12b-1 (Class A
                      shares) - Previously filed as Exhibit m(1)(m) to Post-Effective Amendment No. 51*

                      (i) Amended and Restated Fee Schedule to the Plan of Distribution Agreement pursuant to Rule 12b-1 (Class A shares) - Previously filed as Exhibit m(1)(i) to Post-Effective Amendment No. 54*

           (2) Plan of Distribution pursuant to Rule 12b-l (Class B shares) - Previously filed as Exhibit m(1)(n) to Post-Effective Amendment No. 51*

                      (i) Amended and Restated Fee Schedule to the Plan of Distribution Agreement pursuant to Rule 12b-1 (Class B shares) - Previously filed as Exhibit m(2)(i) to Post-Effective Amendment No. 54*

           (3) Plan of Distribution pursuant to Rule 12b-1 (Class C shares) - Previously filed as Exhibit m(1)(o) to Post-Effective Amendment No. 51*

                      (i) Amended and Restated Fee Schedule to the Plan of Distribution Agreement pursuant to Rule 12b-1 (Class C shares) - Previously filed as Exhibit m(3)(i) to Post-Effective Amendment No. 54*
n.         Not applicable

o.    (1)  Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 -
           Previously filed as Exhibit to Post-Effective Amendment No. 52*

           (2) Amended and Restated Exhibit A to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 - Previously filed as Exhibit n(1) to Post-Effective Amendment No. 54*

p.         Codes of Ethics

           (1) The MainStay Funds - Previously filed as Exhibit o(1) to Post-Effective Amendment No. 54*

           (2) MacKay Shields LLC - Previously filed as Exhibit o(2) to Post-Effective Amendment No. 54*

           (3) New York Life Investment Management LLC - Previously filed as Exhibit p(3) to Post- Effective Amendment No. 55*

           (4) Dalton, Greiner, Hartman, Maher & Co. - Previously filed as Exhibit o(6) to Post- Effective Amendment No. 54*

           (5) Gabelli Asset Management Company - Previously filed as Exhibit o(7) to Post-Effective Amendment No. 54*

           (6) John A. Levin & Co., Inc. - Previously filed as Exhibit o(8) to Post-Effective Amendment No. 54*

           (7) Markston International LLC - Previously filed as Exhibit o(9) to Post-Effective Amendment No. 54*

           (8) NYLIFE Distributors, Inc. - Previously filed as Exhibit o(10) to Post-Effective Amendment No. 54*

           (9) New York Life Investment Management Holdings LLC - previously filed as Exhibit (p)(3) to Post-Effective Amendment No. 58*

          (10)        McMorgan & Company LLC - Previously filed as Exhibit
                      (p)(9) to Post-Effective Amendment No. 58*

----------
*          Incorporated herein by reference.
**         Filed herewith.
***        To be filed by amendment.


ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly.

Name of Organization (Jurisdiction)(1)

           MainStay VP Series Fund, Inc.(2) (Maryland)
           The MainStay Funds (2) (Massachusetts)
           Eclipse Funds (2) (Massachusetts)
           Eclipse Funds Inc.(2) (Maryland)
           New York Life Investment Management Institutional Funds (2)
             (Delaware)
           McMorgan Funds (2) (Delaware)

New York Life Investment Management Holdings LLC (Delaware)
           MacKay Shields LLC (Delaware)
                     MacKay Shields Domestic General Partner, L.L.C. (Delaware) Madison Capital Funding LLC (Delaware)
           NYLCAP Manager LLC (Delaware)
                     New York Life Capital Partners, L.L.C. (Delaware)
                     New York Life Capital Partners, L.P. (Delaware) (50%)
                     New York Life Capital Partners II, LLC (Delaware)
                     New York Life Capital Partners II, L.P. (Delaware) (50%) NYLIM Service Company LLC (Delaware)
           New York Life Investment Management LLC (Delaware)
                     New York Life Investment Management (U.K.) Limited
           New York Life Benefit Services LLC (Delaware)
           NYLIFE Distributors Inc. (Delaware)

New York Life Insurance and Annuity Corporation (Delaware)

New York Life International, Inc. (Delaware)
           New York Life Securities Investment Consulting Co., Ltd. (Taiwan)

New York Life International, LLC (Delaware) (3)
           Docthos, S.A.(4) (40%) (Argentina)
           GEO New York Life, S.A. (99.99%) (Mexico)
           HSBC New York Life Seguros de Vida (Argentina) S.A.(4) (40%)
             (Argentina)
           HSBC New York Life Seguros de Retiro (Argentina) S.A.(4) (40%)
             (Argentina)
           Maxima S.A. AFJP(4) (40%) (Argentina)
           New York Life Insurance Limited (Korea)
           New York Life Insurance Worldwide Limited (Bermuda)
           New York Life International Holdings Limited (Mauritius)
                     Max New York Life Insurance Company Limited(5)(26%) (India) New York Life International India Fund (Mauritius) LLC
             (90%) (Mauritius)
           New York Life Insurance (Philippines), Inc. (Philippines)
           New York Life Worldwide Capital, Inc. (Delaware)
                     Fianzas Monterrey, S.A. (99.95%) (Mexico)
                               Operada FMA, S.A. de C.V. (99%) (Mexico)
           Siam Commercial New York Life Insurance Public Company Limited
                     (23.73%) (Thailand)
           NYLIFE Thailand, Inc. (Delaware)
                     Siam Commercial New York Life Insurance Public Company Limited (42.89% owned by NYLIFE Thailand, Inc.; 23.73% owned by New York Life International) (Thailand)
           NYLI-VB Asset Management Co. (Mauritius) LLC (90%) (Mauritius)
           P.T. Asuransi Jiwa Sewu-New York Life(5) (91%) (Indonesia)
           Seguros Monterrey New York Life, S.A. de C.V.(99.99%) (Mexico)
                     Centro de Capacitacion Monterrey, A.C. (99.791%) (Mexico)

NYLIFE LLC (Delaware)
           Avanti Corporate Health Systems, Inc. (Delaware)
                     Avanti of the District, Inc. (Maryland)
           Eagle Strategies Corp. (Arizona)
           Express Scripts, Inc.(6)  (20.8%) (Delaware)
           New York Life Capital Corporation (Delaware)
           New York Life International Investment Inc. (Delaware)

                     Monetary Research Ltd. (Bermuda)
                     NYL Management Limited (United Kingdom)
           New York Life Trust Company (New York)
           New York Life Trust Company, FSB (United States)
           NYLCare NC Holdings, Inc. (Delaware)
           NYLIFE Administration Corp. (Texas)
           NYLIFE Structured Asset Management Company Ltd. (Texas)
           NYLIFE Refinery Inc. (Delaware)
           NYLIFE Securities Inc. (New York)
           New York Life International Investment Asia Ltd. (Mauritius)
           NYLINK Insurance Agency Incorporated (Delaware)
                     NYLINK Insurance Agency of Alabama, Incorporated (Alabama) NYLINK Insurance Agency of Hawaii, Incorporated (Hawaii) NYLINK Insurance Agency of Massachusetts, Incorporated
                       (Massachusetts)
                     NYLINK Insurance Agency of Montana, Incorporated (Montana) NYLINK Insurance Agency of Nevada, Incorporated (Nevada) NYLINK Insurance Agency of New Mexico, Incorporated
                       (New Mexico)
                     NYLINK Insurance Agency of Washington, Incorporated
                       (Washington)
                     NYLINK Insurance Agency of Wyoming, Incorporated (Wyoming) NYLTEMPS INC. (Delaware)
           NYLUK I Company (United Kingdom)
                     New York Life (U.K.) Limited (United Kingdom)
                                Life Assurance Holding Corporation Limited (5) (22.6%) (United Kingdom)
                                        Windsor Life Assurance Company
                                        Limited (5)(United Kingdom)
                     NYLUK II Company (United Kingdom)
                               W(UK)HC Limited (United Kingdom)
                               Gresham Mortgage (United Kingdom)
                               Gresham Unit Trust Managers (United Kingdom)
                               W Construction Company (United Kingdom)
                               W Financial Services (United Kingdom)
                               W Home Loans (United Kingdom)
                               W Trust Managers (United Kingdom)
                               WUT (United Kingdom)
                               WIM (AIM) (United Kingdom)
                               WLIC (United Kingdom)
                               WFMI (United Kingdom)
                               WIM (United Kingdom)
           Prime Provider Corp. (New York)
                     Prime Provider Corp. of Texas (Texas)
           WellPath of Arizona Reinsurance Company (Arizona)

NYLIFE Insurance Company of Arizona (Arizona)
New York Life BioVenture Partners LLC (Delaware)
Silver Spring, LLC (Delaware)
Silver Spring Associates, L.P. (Pennsylvania)
Monitor Capital Advisors Funds LLC (Delaware)

----------

1 By including the indicated corporation in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-1A.

2 This entity is an unaffiliated registered investment company for which New York Life and/or its subsidiaries perform investment management, administrative, distribution and underwriting services. It is not a subsidiary of New York Life but is included for informational purposes only.

3 Beneficial ownership in the entities listed as being owned by New York Life International, LLC ("LLC") has been transferred by New York Life International, Inc. to LLC as of January 1, 2002; record ownership will be transferred to LLC on or before December 31, 2005.

4 This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity.

5 This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity.

6 This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. New York Life has the right to designate two directors of Express Scripts, Inc. ("ESI"), a public company, and shares of ESI being held by New York Life or its subsidiaries are subject to a voting agreement with ESI. New York Life holds a 15% interest in ESI; NYLIFE LLC holds a 5.8% interest in ESI.


ITEM 25.   INDEMNIFICATION

       New York Life Insurance Company maintains Directors & Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries and certain affiliates, including The MainStay Funds. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.


      Article IV of Registrant's Declaration of Trust states as follows:

SECTION 4.3.         MANDATORY INDEMNIFICATION.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

         (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

         (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)      No indemnification shall be provided hereunder to a Trustee or officer:

         (i) against any liability to the Trust or a Series thereof or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

         (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

         (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (A) by the court or other body approving the settlement or other disposition; or

                  (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceedings of the character described in paragraph
         (a) of this Section 4.3 shall be advanced by the Trust or a Series thereof to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
         Section 4.3, provided that either:

         (i) such undertaking is secured by surety bond or some other appropriate security provided by the recipient, or the Trust or a Series thereof shall be insured against losses arising out of any such advances; or

         (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4.3, a "Non-interested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.   BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

         The business of New York Life Investment Management LLC (formerly MainStay Management LLC), New York Life Insurance Company, GAMCO Investors, Inc. (formerly Gabelli Asset Management Company), John A. Levin & Co., Inc., Dalton, Greiner, Hartman, Maher & Co., MacKay Shields LLC and Markston International, LLC is summarized under "Know with Whom You're Investing" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         The business or other connections of each manager and officer of New York Life Investment Management LLC (formerly MainStay Management LLC) is currently listed in the investment adviser registration on Form ADV for New York Life Investment Management LLC (formerly MainStay Management LLC) (File No. 801-54912) and is hereby incorporated herein by reference.

         The business or other connections of each manager and officer of MacKay Shields LLC is currently listed in the investment adviser registration on Form ADV for MacKay Shields LLC (File No. 801-5594) and is hereby incorporated herein by reference.

         The business or other connections of each director and officer of New York Life Insurance Company is currently listed in the investment adviser registration on Form ADV for New York Life Insurance Company (File No. 801-19525) and is hereby incorporated herein by reference.

         The business or other connections of each director and officer of GAMCO Investors, Inc. (formerly Gabelli Asset Management Company) is currently listed in the investment adviser registration on Form ADV for GAMCO Investors, Inc. (formerly Gabelli Asset Management Company) (File No. 801-14132) and is hereby incorporated herein by reference.

         The business or other connections of each director and officer of John
A. Levin & Co., Inc. is currently listed in the investment adviser registration on Form ADV for John A Levin & Co., Inc. (File No. 801-52602) and is hereby incorporated herein by reference.

         The business or other connections of each director and officer of Dalton, Greiner, Hartman, Maher & Co. is currently listed in the investment adviser registration on Form ADV for Dalton, Greiner, Hartman, Maher & Co. (File No. 801-36175) and is hereby incorporated here in by reference.

      The business and other connections of each director and officer of Markston International, LLC is currently listed in the investment adviser registration on Form ADV for Markston International, LLC (File No. 801-56141) and is hereby incorporated by reference.

ITEM 27.   PRINCIPAL UNDERWRITERS

a. NYLife Distributors Inc. also acts as the principal underwriter for the Eclipse Funds Inc. (formerly MainStay Institutional Funds Inc.) (File No. 33-36962) and for:

       NYLIAC Variable Universal Life Separate Account I

       NYLIAC Multi-Funded Annuity Separate Account I

       NYLIAC Multi-Funded Annuity Separate Account II

       NYLIAC Variable Annuity Separate Account I

       NYLIAC Variable Annuity Separate Account II

       NYLIAC Variable Annuity Separate Account III

       NYLIAC Variable Life Insurance Separate Account

       NYLIAC Corporate Sponsored Variable Universal Life Separate Account I

       NYLIAC Institutionally Owned Life Insurance Separate Account

b.


         (1)                                      (2)                                   (3)
  NAME AND PRINCIPAL                   POSITION AND OFFICE WITH             POSITIONS AND OFFICE
   BUSINESS ADDRESS                    NYLIFE DISTRIBUTORS INC.               WITH REGISTRANT
---------------------------            ------------------------             ------------------
Boyce, Jefferson C.(2)              Director                                     Senior Vice

Brady, Robert E. (1)                Director and Vice President                  None

Boccio, Frank M.(2)                 Director                                     None

Rock, Robert D.(2)                  Director                                     None

Gallo, Michael G.(2)                Director                                     None

Hildebrand, Phillip J.(2)           Director                                     None

Levy, Richard D.                    Director                                     None

Roussin, Stephen C.(3)              Chairman and Director                        President and Trustee

Wendlandt, Gary E.                  Director                                     Trustee

Lee, Brian (3)                      President                                    None

Farrell, Patrick J.                 N/A                                          Vice President, Treasurer
                                                                                 and Chief Financial and
                                                                                 Accounting Officer

Calhoun, Jay S.(2)                  Senior Vice President and Treasurer          None

Warga, Thomas J.(2)                 Senior Vice President and                    None
                                    General Auditor

Livornese, Linda M.(2)              Vice President                               None

Murray, Thomas J.(2)                Corporate Vice President                     None

Zuccaro, Richard W.(2)              Vice President                               Tax Vice President

Krystel, David J.(2)                Vice President                               None

McInerney, Barbara (2)              Vice President                               None

Adasse, Louis H.(2)                 Corporate Vice President                     None

Leier, Albert W. (3)                Corporate Vice President                     None

Arizmendi, Arphiela(3)              Corporate Vice President                     Assistant Treasurer

Cirillo, Antoinette B.(3)           Assistant Vice President                     Assistant Treasurer

Lorito, Geraldine(3)                Assistant Vice President                     Assistant Treasurer

Gomez, Mark A.(2)                   Secretary                                    None

Goldstein, Paul Z.(2)               Assistant Secretary                          None

Whittaker, Lori S.(2)               Assistant Secretary                          None


----------
(1)    260 Cherry Hill Road, Parsippany, NJ 07054
(2)    51 Madison Avenue, New York, NY 10010
(3)    NYLIM Center, 169 Lackawanna Avenue, Parsippany,
       NJ 07054



c.     Inapplicable.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS.

       Certain accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, the Manager and NYLIFE Distributors Inc., Morris Corporate Center I, Building A, 300 Interpace Parkway, Parsippany, NJ 07054, at MacKay Shields LLC, 9 West 57th Street, New York, NY 10019; New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010; GAMCO

Investors, Inc., One Corporate Center, Rye, NY 10580; John A. Levin & Co., Inc., One Rockefeller Plaza, 25th Floor, New York, NY 10020; Dalton, Greiner, Hartman, Maher & Co., 1100 Fifth Ave. South, Suite 301, Naples, FL 34102; and Markston International, LLC, 50 Main Street, White Plains, NY 10606. Records relating to the Registrant's transfer agent are maintained by MainStay Shareholder Services, 260 Cherry Hill Road, Parsippany, NJ 07054. Records relating to the duties of the Registrant's custodian for the Capital Appreciation Fund, Convertible Fund, High Yield Corporate Bond Fund, Government Fund, Money Market Fund, Tax Free Fund, Total Return Fund and Value Fund are maintained by State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, MA 02171; and records relating to Registrant's custodian for the Blue Chip Growth Fund, California Tax Free Fund, Equity Income Fund, Equity Index Fund, Global High Yield Fund, Growth Opportunities Fund, International Bond Fund, International Equity Fund, MAP Equity Fund, New York Tax Free Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund and Strategic Value Fund are maintained by The Bank of New York, 110 Washington Street, New York, NY 10286.

ITEM 29.   MANAGEMENT SERVICES.

      Inapplicable.

ITEM 30.   UNDERTAKINGS.

      Inapplicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 59 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany and the State of New Jersey, on the 23rd day of April, 2002.



                                                     THE MAINSTAY FUNDS

                                                     By: /s/ Stephen C. Roussin*
                                                     ---------------------------
                                                     STEPHEN C. ROUSSIN
                                                     President


       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 23, 2002.



           SIGNATURES                                        TITLE



/s/ Gary E. Wendlandt*
-----------------------
GARY E. WENDLANDT                           Chairman and Trustee


/s/ Stephen C. Roussin*                     President, Chief Executive Officer and Trustee
-----------------------
STEPHEN C. ROUSSIN

/s/ Patrick J. Farrell                      Vice President, Treasurer and Chief Financial and Accounting Officer
-----------------------
PATRICK J. FARRELL

/s/ Edward J. Hogan*                        Trustee
-----------------------
EDWARD J. HOGAN

/s/ Harry G. Hohn*                          Trustee
-----------------------
HARRY G. HOHN

/s/ Donald K. Ross*                         Trustee
-----------------------
DONALD K. ROSS

/s/ Charlynn Goins**                        Trustee
-----------------------
CHARLYNN GOINS

/s/ Terry L. Lierman*                       Trustee
-----------------------
TERRY L. LIERMAN

/s/ John B. McGuckian*                      Trustee
-----------------------
JOHN B. McGUCKIAN

/s/ Donald E. Nickelson*                    Trustee
-----------------------
DONALD E. NICKELSON

/s/ Richard S. Trutanic*                    Trustee
-----------------------
RICHARD S. TRUTANIC

*By: /s/ Patrick J. Farrell
-----------------------
As Attorney-in-Fact



* PURSUANT TO POWERS OF ATTORNEY FILED WITH POST-EFFECTIVE AMENDMENT NO. 55.


** PURSUANT TO POWER OF ATTORNEY FILED WITH POST-EFFECTIVE AMENDMENT NO. 56.

                                 EXHIBIT INDEX

Item Number      Item
-----------      ----

23i(3). Opinion and consent of Counsel as to the MainStay U.S. Large Cap Equity Fund.

23j.             Consent of Independent Accountants